As filed with the Securities and Exchange Commission on April 8, 2026

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-4
_______________

Registration No. 333-290023
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 1	☒

Registration No. 333-156911
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 19	☒
Brighthouse Life Insurance Company
(Name of Insurance Company)
11225 North Community House Road, Charlotte, NC 28277
(Address of Insurance Company’s Principal Executive Offices) (Zip Code)
(980) 365-7100
(Insurance Company’s Telephone Number, including area code)

Brighthouse Life Insurance Company
c/o The Corporation Trust Company
1209 Orange Street
Corporation Trust Center
New Castle County
Wilmington, DE 19801
(800) 448-5350
(Name and Address of Agent for Service)
Copies to:
Dodie C. Kent
Eversheds Sutherland (US) LLP
The Grace Building, 40th Floor
1114 Avenue of the Americas
New York, NY 10036-7703
Approximate Date of Proposed Public Offering: On April 27, 2026 or as soon thereafter as practicable.

It is proposed that this filing will become effective (check appropriate box):
☐ immediately upon filing pursuant to paragraph (b)
☒ on April 27, 2026 pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ on (date) pursuant to paragraph (a)(1) of rule 485 under the Securities Act.
If appropriate, check the following box:
☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Check each box that appropriately characterizes the Registrant:
☐ New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Separate Account or Insurance Company or amendment thereto within 3 years preceding this filing)
☐ Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))
☐ If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act
☐ Insurance Company relying on Rule 12h-7 under the Exchange Act
☐ Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act

Brighthouse Retirement Perspectives
This prospectus describes BRP, Gold Track VSP (also referred to as "Very Small Plan" or "VSP"), and Unregistered Gold Track, each a group variable and fixed annuity contract (the “Contract”) issued by Brighthouse Life Insurance Company (the “Company,” “Us” or “We”) designed to fund 401(k) Plans and Keoghs. The Company is not a party to the Plan. Under some circumstances the Plans may also enter into agreements for services from a Third Party Administrator ("TPA"), whose services are separate and distinct from the Contracts, and a separate fee is payable to the TPA by the Plan. Amounts held under the Plans may be entitled to tax-deferred treatment under the Code. The Company no longer actively offers the Contract to new purchasers. Current Contract Owners may make additional Purchase Payments and enroll new Participants in the Plan funded by the Contract.
Purchase of this Contract through a Plan does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if You are purchasing this Contract through a Plan, You should consider purchasing the Contract for its death benefit, Annuity option benefits or other non-tax related benefits.
The investment options available under the Contract include (1) the Funding Options (referred to as “Subaccounts” in Your Contract) available through Brighthouse Separate Account QPN for Variable Annuities (the “Separate Account”), and (2) the Fixed Account, which is a part of our General Account. The Fixed Account (which may also be referred to as the “Registered Fixed Account Option”) may not be available under Your Contract. The Contract’s value will vary daily to reflect the investment experience of the Funding Options You select and, subject to availability, the interest credited to the Fixed Account. For additional information regarding the investment options available under the Contract, please refer to Appendix A to this prospectus.
Where permitted by state law, We reserve the right under the Contract (with 30 days advance written notice) to restrict Purchase Payments into the Fixed Account or transfers from the Funding Options into the Fixed Account whenever the credited interest rate is equal to the minimum Guaranteed Interest Rate specified in Your Contract.  We will provide advance written notice if this restriction is subsequently lifted.
The Contract is a complex investment and involves risks, including potential loss of principal. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Full and partial surrenders from the Contract could result in surrender charges, taxes, and tax penalties. In addition, certain withdrawals from the Fixed Account may also be subject to a Market Value Adjustment that may result in loss, including full surrenders due to discontinuation of the Contract during the Accumulation Period. In extreme circumstances, You could lose up to 100% of the amount withdrawn or surrendered from the Fixed Account due to a negative Market Value Adjustment.
Our obligations under the Contract are subject to Our financial strength and claims-paying ability. Additional information about certain investment products, including annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved these securities or the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
The Contracts are not deposits of any bank, are not guaranteed by any bank or credit union, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Contracts may be subject to loss of principal.
Prospectus Dated: April 27, 2026

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Glossary
Accumulation Period — the period before the commencement of Annuity Payments.
Accumulation Unit — an accounting unit of measure used to calculate Contract Values in the Separate Account before Annuity Payments begin.
Annuitant — a person on whose life the Maturity Date depends and Annuity Payments are made.
Annuity — payment of income for a stated period or amount.
Annuity Payments — a series of periodic payments (i) for life; (ii) for life with a minimum number of payments; (iii) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (iv) for a fixed period.
Annuity Period — the period following commencement of Annuity Payments.
Annuity Unit — an accounting unit of measure used to calculate the amount of Annuity Payments.
Beneficiary(ies) — the person(s) or trustee designated to receive any remaining contractual benefits in the event of a Participant’s, Annuitant’s or Contract Owner’s death, as applicable.
Cash Surrender Value — the Contract Value less any amounts deducted upon a withdrawal or surrender, outstanding loans, if available under the Contract, any applicable Premium Taxes or other surrender charges not previously deducted. The Cash Surrender Value is not adjusted by the Market Value Adjustment.
Certificate — (if applicable) the document issued to Participants under a master group Contract. Any reference in this prospectus to the Contract includes the underlying Certificate.
Code — the Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.
Company (We, Us, Our) — Brighthouse Life Insurance Company.
Competing Fund — any investment option under the Plan, which, in Our opinion, consists primarily of fixed-income securities and/or money market instruments.
Contract — for convenience, means the Contract or Certificate (if applicable). For example, Contract Year also means Certificate Year.
Contract Date — the date on which the Contract is issued. For certain group Contracts, it is the date on which the Contract becomes effective, as shown on the specifications page of the Contract.
Contract Discontinuance — termination of the Contract by the Contract Owner of the Contract and all Certificates, if any.
Contract Owner — the person named in the Contract (on the specifications page). For certain group Contracts, the Contract Owner is the trustee or other entity which owns the Contract.
Contract Value/Account Value/Cash Value — the value of the Accumulation Units in Your Account (or a Participant’s Individual Account, if applicable) less any reductions for administrative charges (hereinafter referred to in this prospectus as Contract Value), plus amounts held under the Fixed Account.
Contract Year — twelve-month periods beginning with the Contract Date, or any anniversary thereof.
Declared Interest Rate(s) — One or more rates of interest which may be declared by the Company. Such rates will never be less than the Guaranteed Interest Rate stated in the Contract and may apply to some or all of the values under the Fixed Account for periods of time determined by the Company.
Due Proof of Death — (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to Us.
ERISA — The Employee Retirement Income Security Act of 1974, as amended, and all related laws and regulations which are in effect during the term of this Contract.
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ERISA Disclosure and Acknowledgment Form — the document required under the Employee Retirement Income Security Act regarding commissions paid to agents involved in the Contract sale.
Excess Plan Contributions — Plan contributions including excess deferrals, excess contributions, excess aggregate contributions, excess annual additions, and excess nondeductible contributions that require correction by the Plan Administrator.
Fixed Account — an account that consists of all of the assets under the Contract other than those in the Separate Account. The Fixed Account is part of the general assets of the Company.
Fixed Annuity — an Annuity payout option with payments which remain fixed as to dollar amount throughout the payment period and which do not vary with the investment experience of a Separate Account.
Funding Options — the variable investment options to which Purchase Payments under the Contract may be allocated. Funding Options are also referred to as “Subaccounts.”
General Account — Comprised of the Company’s assets, other than assets in its Separate Account and any other separate accounts it may maintain.
Good Order — A request or transaction generally is considered in “Good Order” if it complies with Our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by Us of the instructions relating to the requested transaction in writing (or, when permitted, by telephone or Internet) along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes to the extent applicable to the transaction: Your completed application; Your Contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Funding Options affected by the requested transaction; the signatures of all Contract Owners (exactly as indicated on the Contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that We may require, including any spousal or joint Contract Owner’s consents. With respect to Purchase Payments, Good Order also generally includes receipt by Us of sufficient funds to effect the purchase. We may, in Our sole discretion, determine whether any particular transaction request is in Good Order, and We reserve the right to change or waive any Good Order requirement at any time. If You have any questions, You should contact Us or Your financial representative (where applicable) before submitting the form or request.
Guarantee Period — The period through the end of the first calendar year during which the Contract was purchased and successive 12-month periods thereafter during which a Guaranteed Interest Rate is credited.
Guaranteed Interest Rate — The annual effective interest rate credited during the Guarantee Period.
Home Office — the Home Office of Brighthouse Life Insurance Company, 11225 North Community House Road, Charlotte, NC 28277, or any other office that We may designate for the purpose of administering this Contract. For instructions on how to submit requests, elections, and inquiries, please see "Contract Owner Requests, Elections, and Inquiries."
Individual Account — an account under which Accumulation Units are credited to a Participant or Beneficiary under the Contract.
Market Adjusted Value —the value of funds held in the Fixed Account increased or decreased by the Market Value Adjustment.
Market Value Adjustment —applies to certain withdrawals from the Fixed Account including full surrenders due to discontinuation of the Contract during the Accumulation Period. In the event of a discontinuance, the Market Value Adjustment reflects the relationship, at the time of surrender, between the rate of interest credited to funds on deposit under the Fixed Account at the time of discontinuance to the rate of interest credited on new deposits at the time of discontinuance. This calculation may result in a Market Value Adjustment, positive or negative, applied to Your withdrawal.
Maturity Date — the date on which the Annuity Payments are to begin.
Participant — an individual participating under a group Contract or an eligible person who is a member in the Plan under Section 401(k) and Keoghs.
Participant’s Individual Account —an account to which amounts are credited to a Participant or Beneficiary under the Contract.
4

Payment Option — an Annuity or income option elected under Your Contract.
Plan — for a group Contract, the plan or the arrangement used in a retirement plan or program whereby Purchase Payments and any gains are intended to qualify under Section 401 of the Code.
Plan Administrator — the corporation or other entity so specified on the application or purchase order. If none is specified, the Plan Trustee is the Plan Administrator.
Plan Termination — termination of Your Plan, including partial Plan Termination, as determined by Us.
Plan Trustee — the trustee specified in the Contract specifications.
Premium Tax — the amount of tax, if any, charged by the state or municipality on Purchase Payments.
Purchase Payments — the premium payment(s) applied to the Contract, less any Premium Taxes (if applicable).
Qualified Contract — a Contract used in a retirement Plan or program that is intended to qualify under Section 401 of the Code.
Separate Account — a segregated account, the assets of which are invested solely in the Underlying Funds. The assets of the Separate Account are held exclusively for the benefit of Contract Owners.
Subaccount — that portion of the assets of a Separate Account that is allocated to a particular Underlying Fund. Subaccounts are also referred to as "Funding Options."
Third Party Administrator (“TPA”) — an entity that has separately contracted with the Contract Owner to provide administrative and/or distribution services for the Plan.
Underlying Fund — a portfolio of an open-end management investment company that is registered with the Securities and Exchange Commission (the "SEC")  in which the Subaccounts invest. May also be referred to as "Portfolio Company."
Valuation Date — a day on which the New York Stock Exchange (“NYSE”) is open for business. The value of each Subaccount is determined as of the close of regular trading on the NYSE on such days, typically 4:00 p.m. Eastern Time. A Valuation Date ends earlier than 4:00 p.m. Eastern Time if the NYSE closes early. It is expected that the NYSE will be closed on Saturdays and Sundays and on the observed holidays of New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Valuation Dates are also referred to herein as “Business Days.”
Valuation Period — the period between the end of one Valuation Date and the end of the next Valuation Date.
Variable Annuity — an Annuity payout option providing for payments varying in amount in accordance with the investment experience of the assets held in the underlying securities of the Separate Account.
Written Request — written instructions or information sent to Us in a form and content satisfactory to Us and received in Good Order at Our Home Office.
You, Your — “You,” depending on the context, may be the Certificate holder, the Participant or the Contract Owner and a natural person, a trust established for the benefit of a natural person or a charitable remainder trust, or a Plan (or the employer purchaser who has purchased the Contract on behalf of the Plan).
Your Account — Accumulation Units credited to You under this Contract.
5

Overview of the Contract

Purpose. The Contract is a variable and fixed annuity contract, which is available on a group basis. It provides a means for investing on a tax-deferred basis in the Contract’s Funding Options and (if available) the Fixed Account, together “investment options.” The Contract is designed generally for an investor who intends to hold the Contract for a long period of time and then use the Contract Value (in the form of either withdrawals or Annuity Payments) for retirement saving or other long-term investment purposes. The Contracts offered by Brighthouse Life Insurance Company are designed for use in conjunction with certain qualified Plans including tax-qualified pension or profit-sharing Plans under Section 401 of the Code. The Contract has various features and benefits that may be appropriate for You based on Your financial situation and objectives. The Contract may include certain death benefit features, which can be used to transfer assets to Your Beneficiaries. If You are investing in this Contract through a Plan, it does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if You are investing in this Contract through a Plan, You should consider investing in the Contract for its death benefit, annuity option benefits or other non-tax related benefits. Your financial goal in acquiring the Contract should take into account the fact that there are withdrawal charges under the Contract, as well as a Market Value Adjustment on certain withdrawals from the Fixed Account, including full surrenders due to discontinuation of the Contract during the Accumulation Period. Because of the withdrawal charge (which is in effect for many years) and the possibility of income tax and tax penalties on early withdrawals, the Contract should not be viewed as an investment vehicle offering low cost liquidity. Your financial goal in acquiring the Contract should focus on a long-term insurance product, offering the prospect of investment growth.
Phases of the Contract. The Contract has two phases: The Accumulation Period and the Annuity Period. During the Accumulation Period, earnings accumulate on a tax-deferred basis and are taxed as income when You make a withdrawal. To help You accumulate assets during the Accumulation Period, You can invest Your Purchase Payments and Contract Value in: (1) Funding Options available under the Contract, each of which has an Underlying Fund with its own investment strategies and risks; investment adviser(s); expense ratio; and performance history; and, if available (2) the Fixed Account option, which guarantees principal and interest.
Additional information about the investment options in which You can invest is provided in Appendix A.
The Annuity Period occurs when You begin receiving Annuity Payments from Your Contract. The amount of money You accumulate in Your Contract during the Accumulation Period factors into the amount of income You receive during the Annuity Period. You may choose one of a number of Annuity options: You may receive income payments in the form of a Variable Annuity, a Fixed Annuity, or a combination of both. In general, You are unable to take withdrawals during the Annuity Period. There is no death benefit during the Annuity Period; however, depending on the Annuity option You elect, any remaining guarantee upon death may be paid to Your Beneficiary(ies).
Contract Features. The following is a brief description of the Contract’s primary features.
Subject to Plan Terms. If You participate through a retirement Plan or other group arrangement, the Contract may provide that all or some of Your rights or choices are subject to the Plan’s terms. For example, limitations on Your rights may apply to Funding Options, Purchase Payments, withdrawals, transfers, Plan loans, the death benefit and Annuity options.
Accessing Your Money. Before You annuitize the Contract, You can withdraw money from Your Contract at any time. If You take a withdrawal, You may have to pay a withdrawal charge and/or income taxes, including a tax penalty if You are younger than age 59½. Certain withdrawals from the Fixed Account may also be subject to a Market Value Adjustment, including full withdrawals due to discontinuation of the Contract during the Accumulation Period. Withdrawals could significantly reduce the value of your Contract, the death benefit, the amount available for loans, and other Contract benefits.
Tax Treatment. You can transfer money among investment options without tax implications, and earnings (if any) on Your investments are generally tax-deferred. You are only subject to tax upon: (1) making a withdrawal; (2) receiving a payment from Us; or (3) payment of a death benefit.
Death Benefits. The Contract may include, at no additional cost, a standard death benefit that will pay a death benefit to the Beneficiary(ies) if You die during the Accumulation Period. The death benefit is at least equal to the Contract Value (less any amounts due), and may be greater under certain circumstances. The death benefit is included under allocated Contracts, but may not be available under an unallocated Contract.
6

Additional Services and Features.
•
Dollar Cost Averaging Program. This program allows You to systematically transfer a set amount from a Funding Option or the Fixed Account to one or more Funding Options on a monthly or quarterly basis.
•
Automatic Rebalancing. You may elect to have the Company periodically reallocate the values in Your Contract to match the rebalancing allocation selected.
•
Systematic Withdrawal Program. This program allows You to receive regular automatic withdrawals from Your Contract either monthly, quarterly, semi-annually, or annually.
•
Variable Liquidity Benefit. If You elect the Annuity option “Payments for a Fixed Period” (without life contingency) You may exercise the Variable Liquidity Benefit during the Annuity Period. This benefit allows you to take withdrawals during the Annuity Period based on the present value of your remaining Annuity Payments. Such withdrawals may significantly reduce or eliminate remaining Annuity Payments and may be subject to withdrawal charges.
Market Value Adjustment.
•
You could lose a significant amount of money due to a negative Market Value Adjustment in certain circumstances if all or a portion of the Contract Value is withdrawn from the Fixed Account. Only full surrenders from the Fixed Account due to a Contract discontinuation during the Accumulation Period will be subject to a Market Value Adjustment.
7

Important Information You Should Consider About the Contract

Fees, Expenses, and Adjustments	Location in Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes.
Your Contract will specify whether a surrender charge or a contingent deferred sales charge (“CDSC”) applies to amounts withdrawn from the
Contract.
For Contracts issued on or after May 24, 2005. If You withdraw money during the first 5 Contract Years, You may be assessed a surrender charge of up to 5%, as a percentage of the amount withdrawn.
For Contracts issued before May 24, 2005. If You withdraw money during the first 8 Contract Years, You may be assessed a surrender charge of up to
5%, as a percentage of the amount withdrawn. Alternatively, Your Contract may provide for a CDSC of 5.5%, as percentage of each Purchase Payment, withdrawn for a period of five years from the date the Purchase Payment was made.
For example, if You invest $100,000 in the Contract and make an early withdrawal, You could pay a surrender charge of up to $5,000 or a CDSC of
$5,500.
Market Value Adjustments. If You surrender the entire amount in the Fixed
Account during the Accumulation Period due to a Contract
discontinuation, We will apply a Market Value Adjustment, which may be negative. In extreme circumstances, You could lose up to 100% of the amount surrendered due to a negative Market Value Adjustment. For example, if You were to allocate $100,000 to the Fixed Account and later surrender the Contract, You could lose up to $100,000 of Your investment.
This loss will be greater if You also have to pay surrender charges, taxes, and tax penalties. Only full surrenders from the Fixed Account due to Contract discontinuations will be subject to a Market Value Adjustment.
Fee Table and Examples Charges, Deductions and Adjustments – Surrender Charge/Contingent Deferred Sales Charge
Are There Transaction Charges?
Yes. In addition to surrender charges and Market Value Adjustments for early withdrawals, You may also be charged for other transactions. There may be taxes on Purchase Payments, loan initiation fees, and installation charges for Plans with small Participant accounts.
Transfer Fee. Currently, We do not charge for transfers. However, We reserve the right to charge for transfers after the first 12 transfers per year.
Fee Table and Examples Charges, Deductions and Adjustments
8

Are There Ongoing Fees and Expenses?
Yes. The table below describes the fees and expenses that You may pay each year, depending on the investment options You choose. Please refer to Your
Contract specifications page for information about the specific fees You will pay each year based on the options You have elected.
				Fee Table and Examples Charges, Deductions and Adjustments Appendix A: Investment Options Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract[1]	1.53%	1.53%
	Portfolio Company fees and expenses[2]	0.28%	1.37%
1 As a percentage of average daily net assets of the Separate Account. This charge also includes the Semi-Annual Administrative Charge.
2 As a percentage of Underlying Fund assets before temporary expense reimbursements and/or fee waivers.

Because Your Contract is customizable, the choices You make affect how much You will pay. To help You understand the cost of owning Your
Contract, the following table shows the lowest and highest cost You could pay each year, based on current charges. This estimate assumes that You do not take withdrawals from the Contract, which could add surrender charges and negative Market Value Adjustment that substantially increase costs.

	Lowest Annual Cost $1,650	Highest Annual Cost $2,542
	Assumes:	Assumes:
●Investment of $100,000
●5% annual appreciation
●Least expensive Portfolio Company
fees and expenses
●No additional Purchase Payments,
transfers, loans or withdrawals
●No surrender charges
●No Market Value Adjustment

●Investment of $100,000
●5% annual appreciation
●Most expensive Portfolio
Company fees and expenses
●No additional Purchase
Payments, transfers, loans or
withdrawals
●No surrender charges
●No Market Value Adjustment

9

	Risks	Location in Prospectus
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this Contract, including loss of principal.	Principal Risks of Investing in the Contract
Is This a Short-Term Investment?
No. This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
●Surrender charges or a CDSC may apply for the first 5 years or 8 years of the Contract. Alternatively, a CDSC may apply for a period of 5 years following a Purchase Payment. Surrender charges or a CDSC will reduce the value of Your Contract if You withdraw money during that time period.
Withdrawals could significantly reduce the value of your Contract, the death benefit, the amount available for loans, and other Contract benefits.
The reduction may be more than the amount withdrawn.
●The benefits of tax deferral also mean the Contract is more beneficial to investors with a long time horizon.
●There are certain circumstances where withdrawing amounts from the
Fixed Account will result in a negative Market Value Adjustment, including full surrenders due to Contract discontinuation during the
Accumulation Period.
●At the end of each Guarantee Period, in the absence of other instructions or requests from You, the amount in the Guarantee Period will automatically be renewed into a new Guarantee Period, subject to the declared renewal interest rate.
Principal Risks of Investing in the Contract The Fixed Account Charges, Deductions and Adjustments Access to Your Money
What Are the Risks Associated with the Investment Options?
●An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract (e.g., Underlying Funds).
●Each investment option, including the Fixed Account, has its own unique risks.
●You should review the prospectuses for the available Underlying Funds and the prospectus disclosure for the Fixed Account before making an investment decision.
Principal Risks of Investing in the Contract
What Are the Risks Related to the Insurance Company? Risks
An investment in the Contract is subject to the risks related to Us. Any obligations (including under the Fixed Account) and guarantees and benefits of the Contract that exceed the assets of the Separate Account are subject to Our claims-paying ability. If We experience financial distress, We may not be able to meet Our obligations to You. More information about
Brighthouse Life Insurance Company, including Our financial strength ratings, is available by contacting Us at (888) 243-1968.
Principal Risks of Investing in the Contract
10

	Restrictions	Location in Prospectus
Are There Restrictions on the Investment Options?
Yes.
●Currently, We allow unlimited transfers without charge among investment options during the Accumulation Period. However, We reserve the right to impose a charge for transfers in excess of 12 per year.
●We reserve the right to limit the number of transfers in circumstances of frequent or large transfers.
●Transfers between the Fixed Account and the Funding Options are subject to the Competing Funds restrictions described in this prospectus.
●We reserve the right to limit transfers from the Fixed Account in any calendar year to 20% of the Contract/Certificate Value in the Fixed
Account as of the end of the preceding Contract/Certificate Year.
●Where permitted by state law, We reserve the right (with 30 days advance written notice) to restrict Purchase Payments or transfers into the Fixed
Account when the credited interest rate is equal to the minimum
Guaranteed Interest Rate specified in Your Contract.
●We reserve the right to remove or substitute the Underlying Funds that are available as investment options under the Contract.
●The availability of the Fixed Account and Funding Options under the
Contract may vary by employer or Plan Administrator. You should reference Your Plan documents or speak with Your employer or Plan
Administrator for the investment options available to You.
Transfers
Are There Any Restrictions on ContractBenefits?
Yes.
●You must select a specific Annuity option to exercise the Variable
Liquidity Benefit during the Annuity Period.
●Withdrawals will reduce the value of the death benefit, perhaps significantly.
●We may stop offering this optional benefit at any time for new sales.
●Except as otherwise provided, Contract benefits may not be modified or terminated by Us.
●The availability of benefits may vary by employer or Plan Administrator.
You should reference Your Plan documents or speak with Your employer or Plan Administrator for the benefits available to You.
Death Benefit The Annuity Period – Variable Liquidity Benefit
Taxes
What Are the Contract’s Tax Implications?
●Consult with a tax professional to determine the tax implications of an investment in and payments received under this Contract.
●If You purchase the Contract through a tax-qualified Plan or individual retirement account, You do not get any additional tax benefit.
●You will generally not be taxed on increases in the value of the Contract until they are withdrawn. Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties if You take a withdrawal before age 59½.
Federal Tax Considerations
Conflicts of Interest
How Are Investment Professionals Compensated?
Investment professionals may receive compensation for selling this Contract in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. This conflict of interest may influence an investment professional to recommend this Contract over another investment for which the investment professional is not compensated or compensated less.
Other Information – Distribution of the Contracts
11

	Conflicts of Interest	Location in Prospectus
Shoud I Exchange My Contract?
If You already own an insurance contract, some investment professionals may have a financial incentive to offer You a new contract in place of the one You own. You should only exchange a contract You already own if You determine, after comparing the features, fees, and risks of both contracts, that it is better for You to purchase the new contract rather than continue to own Your existing contract.
Other Information – Distribution of the Contracts
12

Fee Table and Examples

The following tables describe the fees, expenses, and adjustments that You will pay when buying, owning, and surrendering, or making withdrawals from an investment option or from the Contract. Please refer to Your Contract specifications page for information about the specific fees You will pay each year based on the options You have selected.
The first table describes the fees and expenses that You will pay at the time that You buy the Contract, surrender the Contract, make withdrawals from an investment option or from the Contract, or transfer Contract Value between investment options. State premium taxes of 0% to 3.5% may also be deducted.
Transaction Expenses
Surrender Charge(1), (2), (3)	5%
(as a percentage of amount surrendered)
Contingent Deferred Sales Charge (“CDSC”)(3)
(only Contracts issued prior to May 24, 2005) (as a percentage of Purchase Payments withdrawn)
If withdrawn within 5 years after the Purchase Payment is made	5.50%
If withdrawn 5 or more years after the Purchase Payment is made	0.00%
Account Reduction Loan Initiation Fee	$75
Installation Charge(4)	$1,000
(one-time charge applicable to allocated Contracts that has an average per Participant balance of less than $5,000 as of the effective date of the Contract)

(1)
For Contracts issued on or after May 24, 2005, the surrender charge will depend on the expected level of aggregate Contract assets during the first Contract Year, as determined by the Company. If the expected level of aggregate Contract assets during the first Contract Year is greater than or equal to $1,000,000, there will be no surrender charge. If the expected level of aggregate Contract assets during the first Contract Year is less than $1,000,000, the surrender charge declines to zero after the end of the 5th Contact Year. During the Annuity Period, if you elect the Variable Liquidity Benefit, there is a charge of 5% of the amounts withdrawn for the first five years. Starting at year six, the Variable Liquidity Benefit charge is zero. This charge is not assessed during the Accumulation Period. (Please refer to “Annuity Period – Variable Liquidity Benefit” section for a description of this benefit.) The charge is as follows:
Contract Year		Surrender Charge
Greater than or Equal to	But less than
0 years	1 years	5%
1 years	2 years	4%
2 years	3 years	3%
3 years	4 years	2%
4 years	5 years	1%
5 + years		0%
(2)
For Contracts issued before May 24, 2005, the surrender charge declines to zero after the end of the 8th Contract Year. During the Annuity Period, if you elect the Variable Liquidity Benefit, there is a charge of 5% of the amounts withdrawn for the first eight years. Starting at year nine, the Variable Liquidity Benefit charge is zero. This charge is not assessed during the Accumulation Period. (Please refer to “Annuity Period” section for a description of this benefit.) The charge is as follows:
Contract Year		Surrender Charge
Greater than or Equal to	But less than
0 years	2 years	5%
2 years	4 years	4%
4 years	6 years	3%
6 years	8 years	2%
8 + years		0%

(3)
A Contract will have either a surrender charge or a CDSC, depending on the issue date.
(4)
The Installation Charge is generally paid by the Plan sponsor, who may or may not allocate it among Participant accounts.

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The next table describes the adjustments, in addition to any transaction expenses, that may apply if all or a portion of the Contract Value is withdrawn from the Fixed Account.
Adjustments
Market Value Adjustment Maximum Potential Loss (1)	100%
(as a percentage of the Contract Value withdrawn or surrendered from the Fixed Account
(1)
Only full surrenders from the Fixed Account due to Contract discontinuations will be subject to a Market Value Adjustment. See “Charges, Deductions, and Adjustments – Market Value Adjustment” for more information.

The next tables describe the fees and expenses that You will pay each year during the time that You own the Contract, not including Underlying Fund fees and expenses. Expenses shown may change over time and may be higher or lower in the future.
Annual Contract Expenses
Administrative Expenses (1)	$15
(per Participant individual Account) (allocated Contracts only)

Base Contract Charge(2), (3)
(as a percentage of the average daily net assets of the Separate Account)

Aggregate Contract Assets	Base Contract Charge
$0 — $249,999.99	1.50%
$250,000 — $999,999.99	1.30%
$1,000,000 — $2,999,999.99	1.05%
$3,000,000 and over	0.80%

(1)
We call this fee the “Semi-Annual Administrative Charge” in your lContract, as well as in other places in the prospectus. In the section entitled “Important Information You Should Consider About Your Contract” earlier in the prospectus, we are required to present this fee as part of the Base Contract.
(2)
We call this the “daily asset charge” or "mortality and expense risk charge" in Your Contract as well as in other places in the prospectus. We will waive a portion of this charge in connection with investments in certain Subaccounts. See the “Charges and Deductions” section of the prospectus under the sub-heading "Mortality and Expense Risk Charge”.
(3)
The daily asset charge will depend on the aggregate Contract assets during the first Contract Year, as determined by the Company.

The next table shows the minimum and maximum total operating expenses charged by the Underlying Funds that You may pay periodically during the time that You own the Contract. Expenses shown may change over time and may be higher or lower in the future. A complete list of Underlying Funds available under the Contract, including their annual expenses, may be found in Appendix A.
Annual Underlying Fund Expenses
	Minimum	Maximum
Total Annual Underlying Fund Expenses
(expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.28%	1.37%
Example
These examples are intended to help You compare the cost of investing in the variable options (the Funding Options under the Contract with the cost of investing in other annuity contracts that offer variable options. These costs include Transaction Expenses, Annual Contract Expenses, and Annual Underlying Fund Expenses.
The examples assume that all Contract Value is allocated to the variable options. The examples do not reflect the Market Value Adjustment. You costs could differ from those shown below if You invest in the Fixed Account.
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These examples assume that You invest $100,000 in the Contract for the time periods indicated and that Your investment has a 5% return each year. These examples also assume that You have allocated all of Your Contract Value to either the Underlying Fund with the Maximum Total Annual Underlying Fund Expenses or the Underlying Fund with the Minimum Total Annual Underlying Fund Expenses. Although Your actual costs may be higher or lower, based on these assumptions Your cost would be:
For Contracts issued on or after May 24, 2005:
	If Contract is surrendered at the end of period shown:				If Contract is NOT surrendered or annuitized at the end of period shown:
Funding Option	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Underlying Fund with Maximum Total Annual Operating Expenses	$7,870	$11,796	$15,976	$31,617	$2,870	$8,796	$14,976	$31,617
Underlying Fund with Minimum Total Annual Operating Expenses	$6,780	$8,515	$10,493	$20,616	$1,780	$5,515	$9,493	$20,616
For Contracts issued before May 24, 2005 that are subject to a surrender charge:
	If Contract is surrendered at the end of period shown:				If Contract is NOT surrendered or annuitized at the end of period shown:
Funding Option	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Underlying Fund with Maximum Total Annual Operating Expenses	$7,870	$12,796	$17,976	$31,617	$2,870	$8,796	$14,976	$31,617
Underlying Fund with Minimum Total Annual Operating Expenses	$6,780	$9,515	$12,493	$20,616	$1,780	$5,515	$9,493	$20,616
For Contracts issued before May 24, 2005 that are subject to a contingent deferred sales charge:
	If Contract is surrendered at the end of period shown:				If Contract is NOT surrendered or annuitized at the end of period shown:
Funding Option	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Underlying Fund with Maximum Total Annual Operating Expenses	$8,370	$14,296	$20,476	$31,617	$2,870	$8,796	$14,976	$31,617
Underlying Fund with Minimum Total Annual Operating Expenses	$7,280	$11,015	$14,993	$20,616	$1,780	$5,515	$9,493	$20,616
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Principal Risks of Investing in the Contract

Unsuitable as Short-Term Savings Vehicle. The Contract is intended for retirement savings or other long-term investment purposes. It is not suitable as a short-term savings vehicle. This means if You plan to withdraw money or surrender the Contract for short-term needs, it may not be the right contract for You. A charge may be assessed on withdrawals and surrenders in addition to taxes and tax penalties and these deductions could be substantial. Full surrenders from the Fixed Account due to Contract discontinuations may also be subject to a negative Market Value Adjustment, in addition to any applicable surrender charges and tax consequences, which will decrease the amount payable to You. In extreme circumstances, You could lose up to 100% of the amount withdrawn or surrendered from the Fixed Account due to a negative Market Value Adjustment. Please discuss Your insurance needs and financial objectives with Your financial representative.
Investment Risk. You bear the risk of any decline in Your Contract Value resulting from the performance of the Funding Options You have chosen. Your Contract Value could decline very significantly, and there is a risk of loss of the entire amount invested. This risk varies with each Funding Option’s Underlying Fund. This risk could have a significant negative impact on certain benefits and guarantees under the Contract. The investment risks are described in the prospectuses for the Underlying Funds.
Funding Option Availability Risk. We reserve the right, subject to compliance with the law, to substitute investment alternatives under the Contract.
Fixed Account Allocation and Transfer Risk. Allocations and transfers to and from the Fixed Account may subject to significant limitations. Where permitted by state law, We reserve the right under the Contract (with 30 days advance written notice) to restrict Purchase Payments into the Fixed Account or transfers from the Funding Options into the Fixed Account whenever the credited interest rate is equal to the minimum Guaranteed Interest Rate specified in Your Contract. Additionally, We reserve the right to limit transfers from the Fixed Account in any calendar year to 20% of the Contract/Certificate Value in the Fixed Account as of the end of the preceding Contract/Certificate Year. You should consider how significant the ability to make allocations to or transfers to and from the Fixed Account is for Your long term investment Plans, because the Fixed Account may not be available at all times or may have significant restrictions.
Declared Interest Rate Risk. At the end of each Guarantee Period, a renewal interest rate will be determined by the Company. The Company’s management will make the final determination as to any Declared Interest Rates and any interest in excess of the minimum interest rate. The Company cannot predict nor guarantee the rates of any future declared interest in excess of the minimum rate. You bear the risk that we will not declare a rate in excess of the minimum rate.
Optional Benefits Risk. Withdrawals could significantly reduce the value of your Contract, the death benefit, the amount available for loans, and other Contract benefits. The reduction may be more than the amount withdrawn. Specifically, withdrawals will reduce the value of Contract benefits. You should consider the impact that a withdrawal may have on standard and optional Contract benefits.
Insurance Company Risk. Any obligations (including under the Fixed Account) and guarantees and benefits of the Contract that exceed the assets of the Separate Account are subject to Our claims-paying ability. It is possible that We could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the obligations and guarantees and benefits that exceed the assets in the Separate Account that We promise. Likewise, Our experiencing financial difficulty could impair Our ability to fulfill Our obligations under the Fixed Account offered under this Contract.
Tax Consequences. Withdrawals are generally taxable (to the extent of any earnings in the Contract), and prior to age 59½ a tax penalty may apply. In addition, even if the Contract is held for years before any withdrawal is made, the withdrawals are taxable as ordinary income rather than capital gains.
Plan Terms Risk. If You participate through a retirement Plan or other group arrangement, the Contract may provide that all or some of Your rights, choices or Contract features, as described in this prospectus, are subject to the Plan’s terms. For example, limitations on Your rights may apply to investment options, Purchase Payments, withdrawals, transfers, Plan loans, the death benefit and Annuity options, and the availability of Contract benefits. We may rely on Your employer’s or the Plan Administrator’s statements to Us as to the terms of the Plan or Your entitlement to any amounts. We are not a party to Your employer’s retirement Plan. We will not be responsible for determining what Your
16

Plan says. You should consult the Contract and Plan document to see how You may be affected. An involuntary distribution to You from Your Plan may be subject to withdrawal charges under the Contract.
Cybersecurity and Certain Business Continuity Risks. Our variable product business is largely conducted through complex information technology and communications systems operated by Us and Our service providers and business partners (e.g., the Underlying Funds and the firms involved in the distribution and sale of Our variable contracts). Our operations rely on the secure processing, storage and transmission of data and confidential and other information in Our systems and the systems of third party service providers. We have established administrative and technical controls and business continuity and resilience plans to protect Our operations against attempts by unauthorized third parties to improperly access, modify, disrupt the operation of, or prevent access to critical networks or systems or data within them (a “cyber-attack”). Despite these protocols, the techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources including internal actors (through malicious or accidental acts), terrorists, nation states, politically or financially motivated actors, or other third parties, such as external service providers. Furthermore, the rapid evolution and increased adoption of artificial intelligence (“AI”) technologies may intensify Our cybersecurity risks, including the deployment of artificial intelligence technologies by malicious third parties and threat actors that may increase in sophistication and effectiveness in the future. There may be an increased risk of cyber-attacks that may adversely disrupt or degrade Our operations and compromise Our data during periods of geo-political or military conflict. There is also a chance that certain risks have not been identified or prepared for, or that an attack may not be detected which limits Our ability, as well as that of Our service providers and business partners, to plan for or respond to, an attack.
A failure of our computer systems could cause significant interruptions in our operations, compromise the security, confidentiality or privacy of sensitive data, and otherwise adversely affect Our business and ability to administer the Contracts. Unanticipated problems with, or failures of, Our disaster recovery systems and business continuity plans could also have a material, negative impact on Our ability to conduct business and on Our financial condition and operations, as well on individual Owners and their Contracts. Our operations also could be negatively impacted by a cyber-attack or system failure affecting a third party, such as a service provider, business partner, another participant in the financial markets, or a governmental or regulatory authority. Disruptions or failures to Our operations, systems, and networks can originate from a wide variety of sources including, but not limited to, a disaster such as a natural catastrophe, epidemic or pandemic crisis, military or terrorist actions, cyber-attack and unanticipated problems with Our or Our service providers’ disaster recovery systems (and the disaster recovery systems of such vendors’ suppliers, vendors, or subcontractors). Such disasters and events may adversely affect Our ability to conduct business or administer the contract.
Cyber-attacks and disruptions or failures to Our systems and business operations could result in regulatory fines or sanctions, litigation, penalties or financial losses, reputational harm, loss of customers, and/or otherwise adversely affect Our business. Such events could also interfere with Our processing of Contract transactions, including the processing of transfer orders from Our website or with the Underlying Funds; impact Our ability to calculate Accumulation Unit values; cause the release and/or possible loss, misappropriation or corruption of data or confidential Contract Owner or business information; or impede order processing or cause other operational issues. Cyber-attacks, disruptions or failures may also impact the issuers of securities in which the Underlying Funds invest, and it is possible the funds underlying Your Contract could lose value.
We cannot control the cybersecurity plans and systems implemented by third parties, including service providers or issuers of securities in which the Underlying Funds invest. Although We continually make efforts to identify and reduce Our exposure to cybersecurity risks and operations failures, there can be no assurance that We or Our third party service providers or the Underlying Funds will be able to detect, manage, prevent, or avoid cyber-attacks, disruptions, or failures affecting Your Contract in the future.
The Annuity Contract and Your Retirement Plan

The Contract may provide that all or some of the rights, choices or Contract features, as described in this prospectus, are subject to the Plan’s terms. For example, limitations may apply to investment options, Purchase Payments, withdrawals, transfers, loans, the death benefit and Annuity options, and the availability of Contract benefits.
The Contract may provide that a Plan administrative fee will be paid by making a withdrawal from the Contract Value during the Accumulation Period. Also, the Contract may require a signed authorization from the Plan Administrator to
17

exercise certain rights. We may rely on the Plan Administrator’s statements to Us as to the terms of the Plan. We are not a party to the retirement Plan. We will not be responsible for determining what the Plan says.
The Annuity Contract

Brighthouse Retirement Perspectives, Gold Track VSP, and Unregistered Gold Track are each a group Annuity Contract between the Contract Owner and the Company. This is the prospectus — it is not the Contract. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When You receive Your Contract, We suggest You read it promptly and carefully. This prospectus describes all the material features of the Contract.
We encourage You to evaluate the fees, expenses, benefits and features of this group Annuity Contract against those of other investment products, including other group Annuity products offered by Us and other insurance companies. Before purchasing this or any other investment product You should consider whether the product You purchase is consistent with Your risk tolerance, investment objectives, investment time horizon, financial and tax situation, liquidity needs and how You intend to use the Annuity.
General
The Contracts described in this prospectus are designed for use only with Plans that qualify for special tax treatment under Section 401 of the Code. Purchase Payments may be allocated to Your choice of one or more Funding Options and/or the Fixed Account. Purchase Payments less any applicable Premium Tax (“Net Purchase Payments”) are applied to purchase Separate Account Accumulation Units of the appropriate Funding Option. The Accumulation Unit value will be determined as of the end of the Valuation Period during which the payments were received. The value of Your investment during the Accumulation Period will vary in accordance with the net income and performance of each Funding Option’s individual investments plus the interest on amounts You allocate to the Fixed Account. While You will not receive any dividends or capital gains from the Funding Options, they will be reflected in the value of that Funding Option’s corresponding Accumulation Unit. During the Variable Annuity payout period, Annuity Payments and reserve values will vary in accordance with these factors.
Certain changes and elections must be made in writing to the Company. Where the term “Written Request” is used, it means that You must send written information to Our Home Office in a form and content satisfactory to Us.
The Contract is not available to new purchasers. You may make additional Purchase Payments.
Purchase of this Contract does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, You should consider purchasing this Contract for its death benefit, Annuity option benefits, and other non-tax-related benefits.
Contract Owner Requests, Elections, and Inquiries
Please direct Your requests and elections under Your Contract, and inquires about Your Contract, to Us as directed below. A request or election sent to an address other than the appropriate address provided below may be returned or there may be a delay in processing the request or election.
•
Telephone: (833) 208-3018 (unless otherwise indicated below), Monday – Friday 9:00AM – 7:00PM Eastern Time
•
Fax: (877) 319-2495 (unless otherwise indicated below)
•
Mail:

Type of Request	Address
Rollover Requests (ERISA Plan)	Brighthouse Life Insurance Company P.O. Box 71601 Philadelphia, PA 19176-1601
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Type of Request	Address
Rollover Requests (Non-ERISA Plan)	Brighthouse Life Insurance Company P.O. Box 70255 Philadelphia, PA 19176-0255
Loan Repayments (ERISA Plan)	Brighthouse Life Insurance Company P.O. Box 71602 Philadelphia, PA 19176-1602
Loan Repayments (Non-ERISA Plan)	Brighthouse Life Insurance Company P.O. Box 70248 Philadelphia, PA 19176-0248
Payroll Remittance (ERISA Plan)	Brighthouse Life Insurance Company P.O. Box 71603 Philadelphia, PA 19176-1603
Payroll Remittance (Non-ERISA Plan)	Brighthouse Life Insurance Company P.O. Box 70246 Philadelphia, PA 19176-0246
General Servicing Requests and Elections for Contracts Currently Receiving Annuity Payments	Brighthouse Life Insurance Company P.O. Box 4363 Clinton, IA 52733-4363 Telephone: (800) 882-1292 Fax: (877) 246-8424
Death Claims for Contracts Currently Receiving Annuity Payments	Brighthouse Life Insurance Company P.O. Box 4364 Clinton, IA 52733-4364 Telephone: (800) 882-1292 Fax: (877) 245-8163
All Other Correspondence and Requests	Brighthouse Life Insurance Company P.O. Box 4261 Clinton, IA 52733-4261 Telephone: (833) 208-3018 Fax: (877) 319-2495
We are not a fiduciary and do not give advice or make recommendations regarding insurance or investment products. Ask Your financial representative for guidance regarding any requests or elections and for information about Your particular investment needs. Please bear in mind that Your financial representative, or any financial firm or financial professional You consult to provide advice, is acting on Your behalf. We are not a party to any agreement between You and Your financial professional. We do not recommend and are not responsible for any securities transactions or investment strategies involving securities (including account recommendations).
Allocated Contracts
We offer an allocated group Annuity Contract designed to record information for all present and future Participants under the Contract. Participants do not receive a Certificate that evidences participation in the Contract.
Unallocated Contracts
We offer an unallocated Annuity Contract, designed for use with certain Plans where the employer has secured the services of a TPA. The Company does not keep record of Individual Accounts for individual Participants in the Plan. The TPA’s services are separate and distinct from the Contract. The Company is not responsible for and has no obligation relating to services performed for the Plan by the TPA.
We will issue the Contracts to the Plan sponsor or the Plan Trustee. All Purchase Payments are held under the Contract, as directed by the Contract Owner (or if authorized by the Contract Owner, as directed by Participants).
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Purchase Payments
For unallocated Contracts, the minimum average Purchase Payment allowed is $10,000 annually per Contract. For allocated Contracts, the minimum Purchase Payment allowed is an average of $1,000 annually per Participant’s Individual Account. We may refuse to accept total Purchase Payments over $3,000,000. Purchase Payments may be made at any time on behalf of the Participant while the Participant is alive and before Annuity Payments begin.
Crediting Purchase Payments
We apply Net Purchase Payments to purchase Accumulation Units of the selected Funding Options. We will apply the initial Purchase Payment less any applicable Premium Tax within two Business Days after We receive it at Our Home Office in Good Order. If Your request or other information accompanying the initial Purchase Payment is incomplete when received, We will hold the Purchase Payment for up to five Business Days. If We cannot obtain the necessary information within five Business Days of Our receipt of the initial Purchase Payment, We will return the Purchase Payment in full, unless You specifically consent for Us to keep it until You provide the necessary information.
We accept Purchase Payments made by check or cashier’s check. We do not accept cash, money orders or traveler’s checks. We reserve the right to refuse Purchase Payments made via a personal check in excess of $100,000. Purchase Payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which We receive a Purchase Payment may determine how soon subsequent disbursement requests may be fulfilled. (See “Access To Your Money”).
We will credit subsequent Purchase Payments to a Contract on the same Business Day We receive it, if received in Good Order by Our Home Office prior to close of regular trading on the NYSE (typically 4:00 p.m. Eastern Time). If we receive the Purchase Payment after close of the NYSE, we will credit the Purchase Payment to the Contract on the next Business Day. If Purchase Payments on Your behalf are not submitted to Us in a timely manner or in Good Order, there may be a delay in when amounts are credited.
Where permitted by state law, We reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.
We will provide You with the address of the office to which Purchase Payments are to be sent.
If You send Purchase Payments or transaction requests to an address other than the one We have designated for receipt of such Purchase Payments or requests, they will not be in Good Order. We may return the Purchase Payment to You, or there may be a delay in applying the Purchase Payment or transaction to Your Contract.
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Separate Account

Accumulation Units
The period between the Contract Date and the Maturity Date is the Accumulation Period. During the Accumulation Period, Accumulation Units are used to calculate the Separate Account Contract Value. Each Funding Option has a corresponding Accumulation Unit value. The Accumulation Units are valued each Valuation Date and their values may increase or decrease from day to day. The daily change in value of an Accumulation Unit each day is based on the investment performance of the corresponding Underlying Fund, and the deduction of Separate Account charges shown in the Fee Table in this prospectus. The number of Accumulation Units We will credit to Your Contract once We receive a Purchase Payment or transfer request (or liquidate for a withdrawal request) is determined by dividing the amount directed to each Funding Option (or taken from each Funding Option) by the value of its Accumulation Units next determined after receipt of a Purchase Payment or transfer request (or withdrawal request). We calculate the value of an Accumulation Unit for each Funding Option as of the close of regular trading (normally 4:00 p.m. Eastern Time) on each Valuation Date. After the value is calculated, We adjust Your Contract Value accordingly. During the Annuity Period (i.e., after the Maturity Date), You are credited with Annuity Units.
Accumulation Unit Value. The value of the Accumulation Units for each Funding Option was initially established at $1.00. The value of an Accumulation Unit on any Valuation Date is determined by multiplying the value on the preceding Valuation Date by 1.000 plus the net investment factor for the Valuation Period just ended. The net investment factor is used to measure the investment performance of a Funding Option from one Valuation Period to the next. The net investment factor for a Funding Option for any Valuation Period is equal to (a) minus (b), divided by (c) where:
(a) = investment income plus capital gains and losses (whether realized or unrealized);
(b) = any deduction for applicable taxes (presently zero); and
(c) = the value of the assets of the Funding Option at the beginning of the Valuation Period.
The net investment factor may be either positive or negative. A Funding Option’s investment income includes any distribution whose ex-dividend date occurs during the Valuation Period. The net investment factor is then reduced by a maximum charge of 0.000041096 for each day in the Valuation Period which is the daily equivalent of the maximum annual Separate Account Charge.
The Funding Options
You choose the Funding Options to which You allocate Your Purchase Payments. These Funding Options are Subaccounts of the Separate Account. The Subaccounts invest in the Underlying Funds. Contract Value allocated to the Funding Options will vary based on the investment experience of the corresponding Underlying Fund in which the Funding Option invests. There is a risk of loss of the entire amount invested. You are not investing directly in the Underlying Fund. Each Underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”). These Underlying Funds are not publicly traded and are only offered through Variable Annuity contracts,, variable life insurance products, and maybe in some instances, certain retirement Plans. They are not the same retail mutual funds as those offered outside of a Variable Annuity or variable life insurance product, although the investment practices and fund names may be similar and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Underlying Fund.
Information regarding each Underlying Fund, including its name, its type (e.g. money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objective, its investment adviser and any subadviser, current expenses and performance is available in Appendix A to this prospectus.  Each Underlying Fund has issued a prospectus that contains more detailed information about the Underlying Fund. You should read the prospectuses for these funds carefully before investing. The prospectus and other information can be found online at https://dfinview.com/BHF/PUFT/BHF123. You can also request copies of this information at no cost by calling (833) 208-3018 or sending an email request to rcg@brighthousefinancial.com.
A few of the Underlying Funds are retail mutual funds which are also available to investors outside of Variable Annuity products. The investment return of the Subaccounts of the Contract that invest in the retail funds will be lower than the investment return of the corresponding retail funds themselves due to the Contract charges and expenses You bear while You hold the Contract
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We select the Underlying Funds offered through this Contract based on a number of criteria, including asset class coverage, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor We consider during the selection process is whether the Underlying Fund’s adviser or subadviser is one of Our affiliates or whether the Underlying Fund, its adviser, its subadviser(s), or an affiliate will make payments to Us or Our affiliates. In this regard, the profit distributions We receive from Our affiliated investment advisers are a component of the total revenue that We consider in configuring the features and investment choices available in the variable insurance products that We and Our affiliated insurance companies issue. Since We and Our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by Our affiliates than those that are not, We may be more inclined to offer portfolios advised by Our affiliates in the variable insurance products We issue. For additional information on these arrangements, see “Payments We Receive.” From time to time We may make new Funding Options available. In addition, We review the Underlying Funds periodically and may remove an Underlying Fund or limit its availability to new Purchase Payments and/or transfers of Contract Value if We determine that the Underlying Fund no longer meets one or more of the selection criteria, and/or if the Underlying Fund has not attracted significant allocations from Contract Owners. In some cases, We have included Underlying Funds based on recommendations made by broker-dealer firms. These broker-dealer firms may receive payments from the Underlying Funds they recommend and may benefit accordingly from the allocation of Contract Value to such Underlying Funds.
We do not provide any investment advice and do not recommend or endorse any particular Underlying Fund. You bear the risk of any decline in the Contract Value of Your Contract resulting from the performance of the Underlying Funds You have chosen.
If investment in the Underlying Funds or a particular Underlying Fund is no longer possible, in Our judgment becomes inappropriate for purposes of the Contract, or for any other reason in Our sole discretion, We may substitute another Underlying Fund or Underlying Funds without Your consent. The substituted Underlying Fund may have higher fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, We will not make such substitution without any necessary approval of the SEC and  applicable state insurance departments. Furthermore, We may close Underlying Funds to allocations of Purchase Payments, Contract Value, or both, at any time in Our sole discretion.
Payments We Receive. As described above, an investment adviser (other than Our affiliate, Brighthouse Investment Advisers, LLC) or subadviser of an Underlying Fund, or its affiliates, may make payments to the Company and/or certain of Our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Contracts and, in the Company’s role as an intermediary with respect to the Underlying Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Underlying Fund assets. Contract Owners, through their indirect investment in the Underlying Funds, bear the costs of these advisory fees (see the Underlying Funds’ prospectuses for more information). The amount of the payments We receive is based on a percentage of the assets of the Underlying Funds attributable to the Contracts and certain other variable insurance products that the Company and its affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay the Company more than others. These percentages currently range up to 0.50%.
Additionally, an investment adviser (other than Our affiliate, Brighthouse Investment Advisers, LLC) or subadviser of an Underlying Fund or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Contracts and may pay the Company and/or certain of Our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Contracts.
The Company and/or certain of its affiliated insurance companies have joint ownership interests in its affiliated investment adviser Brighthouse Investment Advisers, LLC, which is formed as a “limited liability company.” The Company’s ownership interests in Brighthouse Investment Advisers, LLC entitle Us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Underlying Funds. The Company will benefit accordingly from assets allocated to the Underlying Funds to the extent they result in profits to the adviser. (See the Underlying Fund prospectuses for information on the management fees paid by the Underlying Funds.)
Certain Underlying Funds have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. An Underlying Fund’s 12b-1 Plan, if any, is described in more detail in the Underlying Fund’s prospectus. (See the Underlying Fund
22

prospectuses for information on the 12b-1 Plan fees paid by the Underlying Funds.) Any payments We receive pursuant to those 12b-1 Plans are paid to Us or Our distributor. Payments under an Underlying Fund’s 12b-1 Plan decrease the Underlying Fund’s investment return.
Fixed Account

We may offer Our Fixed Account as an investment option. If You participate through a retirement Plan or other group arrangement, the Contract may provide that all or some of Your rights or choices as described in this prospectus are subject to the Plan’s terms. For example, limitations on Your rights may apply to the availability of the Fixed Account. You should consult the Contract and Plan document to see how You may be affected.
Declared Interest Rates of the Initial and Subsequent Renewal Periods
During the Accumulation Period, the Fixed Account credits a Guaranteed Interest Rate for the duration of each Guarantee Period, which is a period through the end of the first calendar year during which the Contract was purchased and successive 12-month periods thereafter. Information regarding the features of the Fixed Account, including (i) its name, (ii) its term, and (iii) its minimum Guaranteed Interest Rate, is available in Appendix A to this prospectus. The Fixed Account guarantees an initial interest rate which is guaranteed for a 12-month period. We will declare the initial interest rates quarterly for Contracts issued in connection with a Plan established under Section 401 of the Code.
At the end of the 12-month Guarantee Period, a renewal interest rate will be determined. The rate will never be less than the minimum interest rate. The minimum interest rate depends on the date Your Contract is issued but will not be less than 1%. At the end of the initial Guarantee Period, the first renewal rate will be guaranteed to the end of that calendar year. The second and all subsequent renewal rates will be declared each subsequent January 1 thereafter and will be guaranteed through December 31 of that year.
In the future, the Company may decide to offer the Fixed Account with guaranteed rates that are declared on a calendar quarter basis and applied to all Purchase Payments for the remainder of the calendar quarter. At the end of such quarter and all subsequent calendar quarters, the Company will declare a new guaranteed rate that will be applied to all new Purchase Payments allocated to the Fixed Account for the following calendar quarter, as well as Purchase Payments that were previously applied to the Fixed Account.
The Company has no specific formula for determining the rate(s) of interest that it will declare. Generally, the rates We determine will reflect interest rates available on the types of debt instruments in which We intend to invest the amounts directed to the Fixed Account. (See “Investments by the Company.”) In addition, the Company’s management may also consider various other factors in determining interest rates for a given period, including regulatory and tax requirements; sales commission and administrative expenses borne by the Company; general economic trends; and competitive factors. The Company’s management will make the final determination as to any Declared Interest Rates and any interest in excess of the minimum interest rate. The Company cannot predict nor guarantee the rates of any future declared interest in excess of the minimum rate.
Contract Values
We will credit amounts held under the Fixed Account with interest. The minimum Guaranteed Interest Rate depends on the date Your Contract is issued but will not be less than 1%. Interest is credited daily. Purchase Payments (other than the initial Purchase Payment) are allocated to the Fixed Account as of the close of the business day on which We receive the Purchase Payment at the Home Office. Therefore, Purchase Payments begin earning interest the day after We receive the Purchase Payment in Good Order. At the end of each Guarantee Period, in the absence of other instructions or requests from You, the amount in the Guarantee Period will automatically be renewed into a new Guarantee Period, subject to the declared renewal interest rate. You may transfer amounts between the Fixed Account and the Funding Options at any time during the Accumulation Period, subject to the terms and restrictions described in “Transfers.” No Market Value Adjustment or withdrawal charge applies when a transfer is made. You could lose a significant amount of money due to a negative Market Value Adjustment if all or a portion of the Contract Value is withdrawn from the Fixed Account. Only full surrenders from the Fixed Account due to Contract discontinuations will be subject to a Market Value Adjustment. See “Charges, Deductions, and Adjustments – Market Value Adjustment,” and “Access to Your Money,” for more information.
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Charges, Deductions and Adjustments

General
We deduct the charges described below. The charges are for the services and benefits We provide, costs and expenses We incur, and risks We assume under the Contracts. Services and benefits We provide include:
•
the ability for You to make withdrawals and surrenders under the Contracts;
•
the death benefit paid on the death of a Participant;
•
the available Funding Options and related programs (including, automatic rebalancing and systematic withdrawal programs);
•
administration of the Annuity options available under the Contracts; and
•
the distribution of various reports to Contract Owners
Costs and expenses We incur include:
•
losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts;
•
sales and marketing expenses including commission payments to Your sales agent; and
•
other costs of doing business.
Risks We assume include:
•
that Annuitants may live longer than estimated when the Annuity factors under the Contracts were established;
•
that the amount of the death benefit will be greater than the Contract Value; and
•
that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.
We may also deduct a charge for taxes.
Unless otherwise specified, charges are deducted proportionately from all Funding Options in which You are invested.
We may reduce or eliminate the withdrawal charge, the administrative charges and/or the mortality and expense risk charge under the Contract based upon characteristics of the group. Such characteristics include, but are not limited to, the nature of the group, size, facility by which Purchase Payments will be paid, and aggregate amount of anticipated persistency. The availability of a reduction or elimination of the withdrawal charge or the administrative charge will be made in a reasonable manner and will not be unfairly discriminatory to the interest of any Contract Owner.
The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge We collect may not fully cover all of the sales and distribution expenses We actually incur. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.
Contracts purchased prior to May 24, 2005 may be subject to fees and charges that differ from those described herein based on a competitive bidding process, which may have included negotiation of fees and charges based on factors such as, but not limited to: the total number of Plan Participants, the aggregate of all Plan Participant Contract Values, present or anticipated levels of Purchase Payments, distributions, transfers, administrative expenses, and distribution expenses (including commissions payable to the selling broker-dealer).
Transaction Charges
Surrender Charge / Contingent Deferred Sales Charge
Purchase Payments made under the Contract are not subject to a front-end sales load. However, upon redemption, the Company will charge either a surrender charge or a contingent deferred sales charge, as negotiated. We impose a surrender charge or contingent deferred sales charge to reimburse us generally for Contract sales expenses. Any surrender charge will be deducted from either the amount surrendered or from the remaining Contract balance, as
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requested by the Contract Owner or Participant. If You choose to have the surrender charge deducted from the amount surrendered, You would receive less than the dollar amount You requested. If You choose to have the surrender charge deducted from the remaining Contract balance, You would receive the full dollar amount You requested, however, this may result in a higher surrender charge because the charge would be based on a larger total dollar amount withdrawn from Your Contract balance.
The maximum contingent deferred sales charge is 5.5% of each Purchase Payment for a period of five years from the date the Purchase Payment was made. After five years from the date a Purchase Payment is made, the contingent deferred sales charge no longer applies to that Purchase Payment. The contingent deferred sales charge applies to each Purchase Payment You make.
For the contingent deferred sales charge, surrenders will be deemed taken from Purchase Payments in the order they were received by Us and then on any earnings.
The maximum surrender charge is 5% on the total amount withdrawn. For Contracts issued on or after May 24, 2005, the surrender charge applicable to Your Contract will depend on the expected level of aggregate Contract assets during the first Contract Year, as determined by the Company, and the length of time the Contract has been in force. If the expected level of aggregate Contract assets is less than $999,999.99, the surrender charge declines to zero after the end of the 5th Contract Year. The charge is as follows:
Contract Year
Greater than or Equal to	But less than	Surrender Charge
0 years	1 years	5%
1 year	2 years	4%
2 years	3 years	3%
3 years	4 years	2%
4 years	5 years	1%
5+ years		0%
If the expected level of aggregate Contract assets during the first Contract Year is greater than or equal to $1,000,000, there will be no surrender charge.
For Contracts issued before May 24, 2005, the surrender charge declines to zero after the eighth Contract Year. The surrender charge schedule for these Contracts is:
Contract Year
Greater than or Equal to	But less than	Surrender Charge
0 years	2 years	5%
2 years	4 years	4%
4 years	6 years	3%
6 years	8 years	2%
8+ years		0%
The contingent deferred sales or surrender charges can be changed if the Company anticipates it will incur decreased sales-related expenses due to the nature of the Plan to which the Contract is issued or the involvement of a TPA. When considering a change in the contingent deferred sales or surrender charges, the Company will take into account:
(a)
the size of Plan assets and the expected amount of annual contributions, and
(b)
the expected level of agent, TPA or Company involvement during the establishment and maintenance of the Contract, including the amount of enrollment activity required, and the amount of service required by the Contract Owner in support of the Plan, and
(c)
the expected level of commission the Company may pay to the agent for distribution expenses, and
(d)
any other relevant factors that the Company anticipates will increase or decrease the sales-related expenses associated with the sale of the Contract in connection with the Plan.
The sales or surrender charge will not be assessed for withdrawals made under the following circumstances:
•
retirement (as defined by the terms of Your Plan and consistent with Internal Revenue Service (“IRS”) rules)
•
separation from service/severance from employment
•
loans (if available in Your Plan)
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•
hardship (as defined by the Code)
•
death
•
annuitization under this Contract or another contract issued by Us
•
if permitted in Your state, direct transfers to another funding vehicle or Annuity contract issued by Us or by one of Our affiliates and We agree
•
disability as defined in Code Section 72(m)(7)
•
minimum required distributions, generally when Participant reaches the age at which required minimum distributions must begin under federal tax law
•
return of Excess Plan Contributions
•
transfers to an employer stock fund
•
certain Plan expenses as mutually agreed upon
•
to avoid required Federal income tax penalties (This waiver applies to amounts required to be distributed under the Code from this Contract.)
Divorce. A withdrawal made pursuant to a divorce or separation instrument is subject to the same surrender charge provisions described in this section, if permissible under tax law. In addition, the withdrawal will reduce the Contract Value and the death benefit. The withdrawal could have a significant negative impact on the death benefit. Withdrawals pursuant to divorce may have tax consequences, so it is important that you consult a qualified tax adviser.
Variable Liquidity Benefit Charge
If the Variable Liquidity Benefit is selected, there is a maximum charge of 5% of the amounts withdrawn during the Annuity Period. This charge is not assessed during the Accumulation Period. This charge compensates us generally for the costs and risks we assume in providing the benefit.
For Contracts issued on or after May 24, 2005, We will assess the charge as a percentage of the total benefit received as follows:
Contract Year
Greater than or Equal to	But less than	Surrender Charge
0 years	1 years	5%
1 years	2 years	4%
2 years	3 years	3%
3 years	4 years	2%
4 years	5 years	1%
5+ years		0%
For Contracts issued before May 24, 2005, We will assess the charge as a percentage of the total benefit received as follows:
Contract Year
Greater than or Equal to	But less than	Surrender Charge
0 years	2 years	5%
2 years	4 years	4%
4 years	6 years	3%
6 years	8 years	2%
8+ years		0%
Please refer to the “Annuity Period” section for a description of this benefit.
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Annual Contract Expenses
Base Contract Charge — Daily Asset Charge
This charge is also known as the mortality and expense risk (M&E) charge and is deducted on each Valuation Date from amounts held in the Separate Account. The charge will vary based on the expected aggregate Contract assets during the first Contract Year, as determined by the Company. This charge is equal to a maximum of 1.50% annually (in Florida, the charge is equal to 1.30% for unallocated Contracts) of the amounts allocated to each Funding Option. The daily asset charge applicable to Your Contract will depend on the expected level of aggregate Contract assets during the first Contract Year, as determined by the Company. Below are the variations of the charge based on different levels of expected aggregate Contract assets:
Aggregate Contract Assets	Daily Asset Charge
$0 — $249,999.99	1.50%
$250,000 — $999,999.99	1.30%
$1,000,000 — $2,999,999.99	1.05%
$3,000,000 and over	0.80%
The mortality risk portion compensates the Company for guaranteeing to provide Annuity Payments according to the terms of the Contract regardless of how long the Annuitant lives and for providing the death benefit if a Participant dies prior to the Maturity Date. The expense risk portion of the daily asset charge compensates the Company for the risk that the charges under the Contract, which cannot be increased during the duration of the Contract, will be insufficient to cover actual costs. Actual costs and expenses We incur include:
•
losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts;
•
sales, commission and marketing expenses; and
•
other costs of doing business.
We may, under some circumstances, agree to change the daily asset charge for a Plan from the charge level that would otherwise apply based on the aggregate Contract assets based on factors such as annual contributions, the number of employees, demographics of Plan Participants (which may reduce mortality and expenses of the Plan), and any other factors that the Company considers relevant.
Although Variable Annuity Payments made under the Contracts will vary in accordance with the investment performance of each Funding Option’s investment portfolio, payments will not be affected by: (a) the Company’s actual mortality experience among Annuitants after retirement, or (b) the Company’s actual expenses, if greater than the deductions provided for in the Contracts because of the expense and mortality undertakings by the Company.
We waive the following amount of the M&E charge: 0.14% for the Subaccount investing in the Loomis Sayles Growth Portfolio of the Brighthouse Funds Trust I; 0.15% for the Subaccount investing in the Western Asset Management U.S. Government Portfolio — Class A of the Brighthouse Funds Trust II; 0.11% for the Subaccount investing in the BlackRock High Yield Portfolio — Class A of the Brighthouse Funds Trust I; and 0.15% for the Subaccount investing in the BlackRock Ultra-Short Term Bond Portfolio — Class E of the Brighthouse Funds Trust II. In addition, we waive an amount of the M&E charge equal to the following Underlying Fund expenses that are in excess of:
•
0.90% for the Subaccount investing in the Harris Oakmark International Portfolio of the Brighthouse Funds Trust I;
•
0.87% for the Subaccount investing in the T. Rowe Price Large Cap Value Portfolio — Class B of the Brighthouse Funds Trust I;
•
0.65% for the Subaccount investing in the PIMCO Inflation Protected Bond Portfolio — Class A of the Brighthouse Funds Trust I;
•
1.12% for the Subaccount investing in the Victory Sycamore Mid Cap Value Portfolio — Class B of the Brighthouse Funds Trust I;
•
1.10% for the Subaccount investing in the Brighthouse Small Cap Value Portfolio — Class B of the Brighthouse Funds Trust I;
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•
0.50% for the Subaccount investing in the BlackRock Ultra-Short Term Bond Portfolio — Class E of the Brighthouse Funds Trust II;
•
0.84% for the Subaccount investing in the Invesco Comstock Portfolio — Class B of the Brighthouse Funds Trust I;
•
1.22% for the Subaccount investing in the T. Rowe Price Large Cap Growth Portfolio — Class B of the Brighthouse Funds Trust II; and
•
0.77% for the Subaccount investing in the Invesco Global Equity Portfolio — Class E of the Brighthouse Funds Trust I.
Underlying Fund Fees and Expenses
There are certain deductions from and expenses paid out of the assets of each Underlying Fund. These are described in the applicable prospectus for each Underlying Fund. Underlying Fund expenses are not fixed or guaranteed and are subject to change by the Underlying Fund.
Semi-Annual Administrative Charge
A semi-annual administrative charge of up to $15 may be deducted from the value of each Participant’s Individual Account for administrative expenses. The fee only applies to allocated Contracts and is assessed only during the Accumulation Period.
The semiannual administrative Contract fee cannot be increased. The charge is set at a level that does not exceed the average expected cost of the administrative services to be provided while the Contract is in force. In determining the level of the fee, We consider certain factors including, but not limited to, the following:
•
The size and characteristics of the Contract and the group to which it is issued including: the annual amount of Purchase Payments per Participant, the expected turnover of employees, whether the Contract Owner will remit Purchase Payment allocations electronically, and any other factors pertaining to the characteristics of the group or the Plan which may enable the Company to reduce the expense of administration.
•
Determination of the Company’s anticipated expenses in administering the Contract, such as: billing for Purchase Payments, producing periodic reports, providing for the direct payment of Contract charges rather than having them deducted from Contract Values, and any other factors pertaining to the level and expense of administrative services which will be provided under the Contract.
•
TPA and/or agent involvement.
This charge is applied pro-rata to the Subaccounts. We will also prorate this charge (i.e., calculate) from the date of participation in the Plan. We will also prorate this charge if the Contract is terminated.
Installation Charge
An installation charge of $1,000 may be applied to Plans with an average balance per Participant of less than $5,000.
TPA Administrative Charges
We may be directed by the Contract Owner to deduct charges from Purchase Payments or Contract Values for payment to the Contract Owner, the TPA and/or other specified party for Plan related expenses. We will send these fees directly to the party specified by the Contract Owner. These charges are not separately levied by the Contract and are not subject to withdrawal charges. Such charges may include maintenance fees, transaction fees, recordkeeping and other administrative fees.
The Company pays selected TPAs, some of which may be owned by or in which Your financial representative (where applicable) has a financial interest, a flat per Participant fee for various services in lieu of Our providing those services to Plan clients directly. We are solely responsible for the payment of these fees, and they are not deducted from Your Contract.
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Premium Tax
Certain state and local governments charge Premium Taxes and the premium tax rates generally range from 0.08% to 3.5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover Premium Tax expenses incurred. We may deduct any applicable Premium Taxes from Your Contract Value either upon death, surrender, annuitization, or at the time You make Purchase Payments to the Contract, but no earlier than when We have a tax liability under state law.
Income Taxes
We reserve the right to deduct from the Contract for any income taxes which we incur because of the Contract. In general, we believe under current Federal income tax law, we are entitled to hold reserves with respect to the Contract that offset Separate Account income. If this should change, it is possible we could incur income tax with respect to the Contract, and in that event we may deduct such tax from the Contract. At the present time, however, we are not incurring any such income tax or making any such deductions.
Changes in Taxes Based upon Premium or Value
If there is any change in a law assessing taxes against the Company based upon premiums, Contract gains or value of the Contract, We reserve the right to charge You proportionately for this tax.
Account Reduction Loan Fees
We make available account reduction loans. If Your Plan or group of which You are a Participant or member permits account reduction loans, and You take an account reduction loan, there is a one-time $75 Account Reduction Loan initiation fee. This fee is paid from the requested loan principal amount. There may be a $50 annual maintenance fee per loan outstanding.
Market Value Adjustment
A Market Value Adjustment will only apply to full surrenders from the Fixed Account due to Contract discontinuations. The Company does not assess a Market Value Adjustment against the Contract Value in the Separate Account. The amount payable to the Contract Owner may be increased or decreased by the application of the Market Value Adjustment formula to the Contract Value in the Fixed Account. This is the Market Adjusted Value. A negative Market Value Adjustment will result in loss. In extreme circumstances, You could lose up to 100% of the amount withdrawn or surrendered from the Fixed Account due to a negative Market Value Adjustment.
If the Contract is part of a retirement program, Market Adjusted Values are based on a Plan’s Contract Value in the Fixed Account. The Plan will determine any application of a Market Value Adjustment to a Participant’s Individual Account. If You are a Participant, contact Your Plan Administrator/Trustee or Your employer regarding whether the Market Value Adjustment will affect a Participant's Individual Account when the Contract is terminated.
If Your Contract Value is subject to both a Market Value Adjustment and a surrender charge, the Market Value Adjustment will be applied first. Any applicable surrender charges, taxes or other amounts deducted from the Fixed Account Contract Value upon surrender will be deducted from the Market Adjusted Value. A withdrawal charge will generally apply if You make a partial or full surrender of Your Contract. Transfers from the Fixed Account to the Funding Options will not be subject to a withdrawal charge or a Market Value Adjustment. See “Access to Your Money – Contract Discontinuance” for more details about when a Market Value Adjustment will apply.
The Market Value Adjustment reflects the relationship, at the time of surrender, between the rate of interest credited to funds on deposit under the Fixed Account at the time of discontinuance to the rate of interest credited on new deposits at the time of discontinuance. The purpose of the Market Value Adjustment is to generally transfer from Us to You the risk of losses on the fixed income investments that We acquire to support Our obligations under the Fixed Account if You prematurely liquidate Your investment. Generally, if interest rates increase from the time that Purchase Payments are originally allocated to the Fixed Account to the time that the Contract is discontinued, one could expect the Market Value Adjustment to be negative. If interest rates decrease in that time period, one could expect the Market Value Adjustment to be positive. The MVA formula when there is a discontinuation of the Contract is the following:
Market Adjusted Value = Contract Value × (1 + RO)5 / (1 + R1 + .0025†)5
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Where:
RO is the weighted average of all interest rates credited to all amounts in the Fixed Account at the time of termination, and
R1 is the interest rate credited on new deposits for this class of Contracts at the time of termination.
†
25 basis points is the margin to cover liquidating the specific level of assets when a Market Adjusted Value calculation is triggered. The rate is set by the underlying Contract as part of the overall market adjustment formula.
The Market Adjusted Value will be greater than the Contract Value when the weighted average interest rate credited to the Contract is more than 0.25% (0.0025) higher than the credited rates on new deposits. The Market Adjusted Value will be less than the Contract Value when the weighted average interest rate credited to the Contract is less than 0.25% (0.0025) higher than the credited rates on new deposits.
For additional information, including examples demonstrating the operation of the Market Value Adjustment, please refer to the Statement of Additional information.
You can obtain information regarding the current value of the Market Value Adjustment for the Fixed Account by contacting Us at (833) 208-3018. However, this value can fluctuate daily, and the value quoted may differ from the actual Market Value Adjustment at the time of a transaction.
Example of Negative Market Adjusted Value
A negative Market Adjusted Value results when credited interest rates are higher on new deposits than the weighted average interest rate credited to the Contract.
Assume new deposits are crediting 4.50%, and the weighted average interest rate credited to the Contract is 4.00%. The Contract Value at the time of discontinuance is $100,000.
The Market Adjusted Value would be
$96,470.95 = $100,000 * (1+0.04)5 / (1+0.045+0.0025)5
Example of Positive Market Adjusted Value
A positive Market Adjusted Value generally results when credited interest rates are lower on new deposits than the weighted average interest rate credited to the Contract.
Assume new deposits are credited 4.50%, and the weighted average interest rate credited to the Contract is 5.00%. The Contract Value at the time of discontinuance is $100,000.
The Market Adjusted Value would be
$101,199.03 = $100,000 * (1+0.05)5 / (1+0.045+0.0025)5
For Contracts Issued in Every State Except New York And Connecticut:
If, as of the date of discontinuance, the Market Adjusted Value is less than the Contract Value of the Fixed Account, the Contract Owner may select one of the payment methods described below:
1)
The Market Adjusted Value (less any applicable surrender charge) in one lump sum within 60 days of the date of discontinuance, or
2)
The Cash Surrender Value of the Fixed Account in installments over a 5-year period. The amount deducted on surrender, if any, is determined as of the date of discontinuance, and will apply to all installment payments. Interest will be credited to the remaining Contract Value of the Fixed Account during this installment period at a fixed effective annual interest rate. The minimum interest rate depends on the date Your Contract is issued but will not be less than 1%. The first payment will be made no later than 60 days following the Contract Owner’s request for surrender or Our written notification of Our intent to discontinue the Contract. The remaining payments will be mailed on each anniversary of the discontinuance for four years. During that period, no additional surrenders are allowed.
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If, as of the date of discontinuance, the Market Adjusted Value is greater than the Contract Value of the Fixed Account, the Contract Owner may select one of the payment methods as described below:
1)
The Cash Surrender Value of the Fixed Account, in one lump sum within 60 days of the date of discontinuance, or
2)
The Contract Value of the Fixed Account in installments over a 5-year period. Interest will be credited to the remaining Contract Value of the Fixed Account during this installment period at a fixed effective annual interest rate. The minimum interest rate depends on the date Your Contract is issued but will not be less than 1%. The first payment will be made no later than 60 days following the Contract Owner’s request for surrender or Our written notification of Our intent to discontinue the Contract. The remaining payments will be mailed on each anniversary of the discontinuance for four years. During that period, no additional surrenders are allowed.
For Contracts Issued in Connecticut as of the close of the New York Stock Exchange on October 4, 2013 and thereafter:
If, as of the date of discontinuance, the Market Adjusted Value is less than the Contract Value of the Fixed Account and R1 is greater than RO, We will pay the Contract Owner, in a lump sum, the Market Adjusted Value of the Fixed Account less amounts deducted upon surrender within 60 days of the date of discontinuance.
If, as of the date of discontinuance, the Market Adjusted Value is less than the Contract Value of the Fixed Account and R1 is less than or equal to RO, We will pay the Contract Owner the Contract Value of the Fixed Account in installments over a 5-year period. Interest will be credited to the remaining Contract Value of the Fixed Account during the installment period at a fixed effective annual interest rate. The minimum interest rate depends on the date Your Contract is issued but will not be less than 1%. The first payment will be made no later than 60 days following the Contract Owner’s request for surrender or Our written notification of Our intent to discontinue the Contract. The remaining payments will be mailed on each anniversary of the discontinuance date for four years. During that period, no additional surrenders are allowed.
If, as of the date of discontinuance, the Market Adjusted Value is greater than or equal to the Contract Value of the Fixed Account, We will pay the Contract Owner the Contract Value of the Fixed Account in installments over a 5-year period. Interest will be credited to the remaining Contract Value of the Fixed Account during the installment period at a fixed effective annual interest rate. The minimum interest rate depends on the date Your Contract is issued but will not be less than 1%. The first payment will be made no later than 60 days following the Contract Owner’s request for surrender or Our written notification of Our intent to discontinue the Contract. The remaining payments will be mailed on each anniversary of the discontinuance date for four years. During that period, no additional surrenders are allowed.
Allocated Contracts Issued in New York Prior to April 30, 2007:
If the Market Adjusted Value is less than the Contract Value of the Fixed Account as of the date of discontinuance, We will pay You the Market Adjusted Value, less any amounts deducted on surrender, less any loans outstanding in one lump sum. This amount will never be less than 90% of the Contract Value of the Fixed Account, less any outstanding loans as of the date of discontinuance. We may defer payment of this amount for up to six months from the date of discontinuance. If a payment is deferred more than 10 working days from the date of discontinuance, We will credit interest during the deferred period in the same manner as described in Your Contract.
If the Market Adjusted Value is greater than the Contract Value of the Fixed Account as of the date of discontinuance, We will pay the Cash Surrender Value of the Fixed Account as of the date of discontinuance in one lump sum. We may defer payment of this amount for up to six months from the date of discontinuance. If a payment is deferred more than 10 working days from the date of discontinuance, We will credit interest during the deferred period in the same manner as described in Your Contract.
Unallocated Contracts Issued in New York Prior to April 30, 2007:
You may select either of the following methods of payout:
a)
Lump Sum Payment Option. If the Market Adjusted Value is less than the Contract Value of the Fixed Account as of the date of the discontinuance, We will pay You the Market Adjusted Value, less any amounts
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deducted on surrender, in one lump sum within 60 days of the date of discontinuance. If the Market Adjusted Value is greater than the Contract Value of the Fixed Account as of the date of discontinuance, We will pay You the Cash Surrender Value of the Fixed Account within 60 days of the date of discontinuance.
b)
Installment Payment Option. We will pay You the Contract Value of the Fixed Account in installments over a 5-year period. Interest will be credited to the remaining Contract Value of the Fixed Account during this installment period at a fixed effective annual interest rate of not less than 1.5% below the net effective rate being credited to the Contract on the date of discontinuance. The first payment will be made no later than 60 days following Our mailing the written notice to You at the most current address available on the Company’s records. The remaining payments will be mailed on each anniversary of the discontinuance date for 4 years. Allowable distributions shown on the Contract specifications page are not permitted during the 5-year installment period.
For Contracts Issued in New York on or after April 30, 2007 and prior to January 1, 2014:
Upon discontinuance, the Contract Owner may select one of the payment methods described below:
a)
Lump Sum Payment Option. We will pay You the Market Adjusted Value, less any amounts deducted on surrender, less any loans outstanding in one lump sum within 60 days of the date of discontinuance. We may defer the payment for this amount for up to six months from the date of discontinuance. If a payment is deferred more than 10 working days from the date of discontinuance, interest will continue to be earned during the deferred period in the same manner as described in the Contract; or
b)
Installment Payment Option. We will pay You the Contract Value of the Fixed Account in installments over a 5 year period. Interest will be credited to the remaining Contract Value of the Fixed Account during this installment period at a fixed effective annual interest rate of not less than 1.5% below the net effective rate being credited to the Contract on the date of discontinuance. The first payment will be made no later than 60 days following the Company’s mailing of the written notice of Contract discontinuance to the Contract Owner at the most current address available on the Company’s records. The remaining payments will be mailed on each anniversary of the discontinuance date for 4 years. Allowable distributions shown on the Contract specifications page are not allowed during the 5 year installment period.
Transfers

General
Subject to the limitations described below, You may transfer all or part of Your Contract Value among Funding Options and between Funding Options and the Fixed Account at any time up to 30 days before the Maturity Date. After the Maturity Date, You may make transfers only if allowed by Your Contract or with Our consent. Transfer requests received at Our Home Office that are in Good Order before the close of a Business Day will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-Business Day or after the close of a Business Day will be processed based on the value(s) next computed on the next Business Day.
Contract Values may generally be transferred from the Funding Options to the Fixed Account at any time.
Where permitted by state law, We reserve the right to restrict transfers from the Funding Options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.
Currently, there are no charges for transfers; however, We reserve the right to charge a fee for any transfer request which exceeds twelve per year. Since each Underlying Fund may have different overall expenses, a transfer of Contract Values from one Funding Option to another could result in Your investment becoming subject to higher or lower expenses. Also, when making transfers, You should consider the inherent risks associated with the Funding Options to which Your Contract Value is allocated.
Transfers from the Fixed Account
You may also transfer between Funding Options and the Fixed Account; however, no transfers are allowed between the Fixed Account and any Competing Fund, except according to the restrictions described below. (Please refer to “Appendix C — Competing Funds”.)
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Restrictions on Transfers
Restrictions on Frequent Transfers. Frequent requests from Contract Owners to transfer Contract Value may dilute the value of an Underlying Fund’s shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Underlying Fund and the reflection of that change in the Underlying Fund’s share price (“arbitrage trading”). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Underlying Funds, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., Annuitants and Beneficiaries).
We have policies and procedures that attempt to detect and deter frequent transfers in situations where We determine there is a potential for arbitrage trading. Currently, We believe that such situations may be presented in the international, small-cap, and high-yield Underlying Funds. We monitor transfer activity in those Monitored Portfolios:
American Funds Global Growth Fund
American Funds Growth Fund
American Funds Growth-Income Fund
BlackRock High Yield Portfolio
Brighthouse Small Cap Value Portfolio
CBRE Global Real Estate Portfolio
ClearBridge Variable Small Cap Growth Portfolio
Franklin Small-Mid Cap Growth VIP Fund
Harris Oakmark International Portfolio
Invesco Global Equity Portfolio
Invesco Small Cap Growth Portfolio
JPMorgan Small Cap Value Portfolio
MFS® Research International Portfolio
Neuberger Berman Genesis Portfolio
State Street Emerging Markets Enhanced Index Portfolio
T. Rowe Price Small Cap Growth Portfolio
Templeton Emerging Markets VIP Fund
Templeton Foreign VIP Fund
Western Asset Management Strategic Bond Opportunities Portfolio
Western Asset Variable Global High Yield Bond Portfolio
We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, We currently monitor transfer activity to determine if, for each of the Monitored Portfolios, in a three-month period there were two or more “round-trips” of a certain dollar amount or greater. A round-trip is generally defined as a transfer in followed by a transfer out within seven calendar days or a transfer out followed by a transfer in within seven calendar days, in either case subject to certain other criteria. In the case of a Contract that has been restricted previously, a single round-trip of a certain dollar amount or greater will trigger the transfer restrictions described below. We do not believe that other Underlying Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Underlying Funds. We may change the Monitored Portfolios at any time without notice in Our sole discretion.
As a condition to making their portfolios available in Our products, American Funds® requires Us to treat all American Funds portfolios as Monitored Portfolios under Our current frequent transfer policies and procedures. Further, American Funds® requires Us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds® monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of the transfer restrictions described below. Further, as Monitored Portfolios, American Funds portfolios also will be subject to Our current frequent transfer policies, procedures and restrictions, and transfer restrictions may be imposed upon a violation of either monitoring policy.
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Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when We detect transfer activity in the Monitored Portfolios that exceeds Our current transfer limits, We will issue a warning letter for the first occurrence. If We detect a second occurrence, We will exercise Our contractual right to restrict Your number of transfers to one every six months.
Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when We monitor the frequency of transfers.
The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Underlying Funds that We believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as Our ability to predict strategies employed by Contract Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that We will prevent all transfer activity that may adversely affect Contract Owners and other persons with interests in the Contracts. We do not accommodate frequent transfers in any Underlying Fund and there are no arrangements in place to permit any Contract Owner to engage in frequent transfers; We apply Our policies and procedures without exception, waiver, or special arrangement.
The Underlying Funds may have adopted their own policies and procedures with respect to frequent transfers of their respective shares, and We reserve the right to enforce these policies and procedures. For example, Underlying Funds may assess a redemption fee (which We reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures We have adopted. Although We may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Underlying Funds, We have entered into a written agreement, as required by SEC regulation, with each Underlying Fund or its principal underwriter that obligates Us to provide to the Underlying Fund promptly upon request certain information about the trading activity of an individual Contract Owner, and to execute instructions from the Underlying Fund to restrict or prohibit further Purchase Payments or transfers by specific Contract Owners who violate the frequent transfer policies established by the Underlying Fund.
In addition, Contract Owners and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Underlying Funds generally are “omnibus” orders from intermediaries, such as retirement Plans or Separate Accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual Contract Owners of variable insurance Contracts and/or individual retirement Plan Participants. The omnibus nature of these orders may limit the Underlying Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement Plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, We cannot guarantee that the Underlying Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement Plans that may invest in the Underlying Funds. If an Underlying Fund believes that an omnibus order reflects one or more transfer requests from Contract Owners engaged in frequent trading, the Underlying Fund may reject the entire omnibus order.
In accordance with applicable law, We reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that We are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Contract Owner). You should read the Underlying Fund prospectuses for more details.
Restrictions on Large Transfers. Large transfers may increase brokerage and administrative costs of the Underlying Funds and may disrupt portfolio management strategy, requiring an Underlying Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Underlying Funds except where the portfolio manager of a particular Underlying Fund has brought large transfer activity to Our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked Us to monitor for “block transfers” where transfer requests have been submitted on behalf of multiple Contract Owners by a third party such as an investment adviser. When We detect such large trades, We will issue a warning letter for the first occurrence. If We detect a second occurrence, We will exercise Our contractual right to restrict Your number of transfers to one every six months.
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Transfers from the Fixed Account
The Contract Owner may transfer amounts from the Fixed Account to one or more of the Funding Options subject to the Competing Fund restrictions described in this prospectus and in Your Contract. All transfers will be made on a last-in, first-out basis. That is, the money most recently deposited or transferred into the Fixed Account will be transferred or surrendered first.
Amounts previously transferred from the Fixed Account to the Funding Options may not be transferred back to the Fixed Account or any Competing Fund for a period of at least 3 months from the date of the transfer. The Company may eliminate this restriction in circumstances where Guaranteed Interest Rates on the Fixed Account are declared and credited on a quarterly basis.
We reserve the right to limit transfers from the Fixed Account in any calendar year to 20% of the Contract/Certificate Contract Value in the Fixed Account as of the end of the preceding Contract/Certificate Year. If transfers are limited in any calendar year to 20% of the Fixed Account Contract Value, it is important to note that it will take over 10 years (assuming no additional Purchase Payments or transfers into the Contract/Certificate and discounting any accrued interest) to make a complete transfer of Your balance from the Fixed Account because of the transfer allowance restriction indicated above. This is because the 20% transfer allowance is based on a declining Contract Value in the Fixed Account rather than withdrawals based upon a fixed number of years. For example (based on the assumptions above), if Your initial Contract Value in the Fixed Account is $100, the 20% transfer allowance only allows You to transfer up to $20 that Contract/Certificate Year. If You transfer the maximum transfer allowance that Contract/Certificate Year, You may only transfer up to $16 the following Contract/Certificate Year based on the 20% transfer allowance of the $80 Contract Value remaining in the Fixed Account for such Contract/Certificate Year. It is important to consider when deciding to invest in the Fixed Account whether this 20% transfer allowance restriction fits Your risk tolerance and time horizon. (See also “Access to Your Money.”)
Transfers to the Fixed Account
The Contract Owner may transfer amounts in the Funding Options to the Fixed Account subject to the Competing Fund restrictions described in this prospectus and in Your Contract. Amounts previously transferred from a Competing Fund to a Funding Option which is not a Competing Fund may not be transferred to the Fixed Account for a period of at least 3 months from the date of transfer.
Dollar Cost Averaging
Dollar cost averaging or the pre-authorized transfer program (the “DCA Program”) allows the Contract Owner or Participant to transfer a set dollar amount to other Funding Options on a monthly or quarterly basis during the Accumulation Period of the Contract. Using this method, You will purchase more Accumulation Units in a Funding Option if the value per unit is low and will purchase fewer Accumulation Units if the value per unit is high. Therefore, You may achieve a lower-than-average cost per unit in the long run if You have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.
You may elect the DCA Program through Written Request or other method acceptable to Us. You must have a minimum total Contract Value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400. There is no additional fee to participate in the DCA Program.
You may establish pre-authorized transfers of Contract Values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete Your Fixed Account Value in less than twelve months from Your enrollment in the DCA Program.
You may start or stop participation in the DCA Program at any time, but You must give the Company at least 30 days’ notice to change any automated transfer instructions that are currently in place.  You may only have one DCA Program in place at one time.
All provisions and terms of the Contract apply to the DCA Program, including provisions relating to the transfer of money between Funding Options. Transfers made under the DCA Program will be counted for purposes of determining whether You have reached the 20% limit on the amount that may be transferred out of the Fixed Account in any one year.  However, We will allow You to transfer more than 20% out of the Fixed Account if the transfers are pre-authorized transfers made through the DCA Program.  Transfers made under the DCA Program will not be counted for purposes of restrictions We may impose on the number of transfers permitted under the Contract. We reserve the
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right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.  If the Fixed Account is not available as a Funding Option, You may still participate in the DCA Program.
We will terminate the Participant's participation in the DCA Program upon notification of the Participant's death. We reserve the right to terminate the availability of any dollar cost averaging program at any time.
Transfers from Funding Options to Contracts Not Issued by Us
You may transfer all or any part of Your Contract’s Cash Surrender Value, subject to the restrictions of the Fixed Account, if applicable, from any Funding Option to any contract not issued by Us. Such transfers may be subject to a sales or surrender charge, as described in the Contract. If authorized by the Contract Owner, a Participant may transfer all or any part of the Cash Surrender Value from one Funding Option to any contract not issued by Us, subject to the restrictions of the Fixed Account, if applicable.
Transfers to or from Other Contracts Issued by Us
Under specific conditions, We may allow You to transfer to this Contract the contract value of other group Annuity contracts We have issued to You or to transfer amounts from this Contract to another contract issued by Us without applying a sales or surrender charge to the funds being transferred. Once the transfer is complete and We have established an account for You at Your direction, a new sales or surrender charge may apply, as described in the new contract.
Transfers from Contracts Not Issued by Us
Under specific conditions, when authorized by the state insurance department, We may credit a Plan up to 4% of the amount transferred to Us from another investment vehicle as reimbursement to the Plan for any exit penalty assessed by the other investment vehicle provider. We will recover this credit through reduced compensation paid to the servicing agent or broker.
Access To Your Money

Before the Maturity Date, We will pay all or any portion of Your Cash Surrender Value to the Contract Owner or at the Contract Owner’s direction, to the Participant. You may submit a written withdrawal request, which must be received at Our Home Office on or before the Maturity Date, that indicates that the withdrawal should be processed as of the Maturity Date, in which case the request will be deemed to have been received on, and the withdrawal amount will be priced according to, the Accumulation Unit value calculated as of the Maturity Date. Full and partial withdrawals are subject to federal income taxes on the taxable portion, and may be subject to surrender charges. In addition, a 10% federal penalty tax may be assessed on withdrawals if the Contract Owner is under age 59½. Withdrawals could significantly reduce the value of your Contract, the death benefit, the amount available for loans, and other Contract benefits. The reduction may be more than the amount withdrawn.
A Contract Owner’s account may be surrendered for cash without the consent of any Participant, as provided in the Plan.
We may defer payment of any Cash Surrender Value for up to seven calendar days after We receive the request in Good Order. The Cash Surrender Value equals the Contract or account Contract Value less any applicable withdrawal charge, outstanding cash loans, and any Premium Tax not previously deducted. The Cash Surrender Value may be more or less than the Purchase Payments made depending on the value of the Contract or account at the time of surrender.
We may withhold payment of Cash Surrender Value or a Participant’s loan proceeds if any portion of those proceeds would be derived from a Contract Owner’s check that has not yet cleared (i.e., that could still be dishonored by Your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from the Contract Owner’s check has been or will be collected. We will not delay payment longer than necessary for Us to verify that payment has been or will be collected. Contract Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing Us with a certified check.
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Systematic Withdrawals
Before the Maturity Date, Participants may choose to withdraw a specified dollar amount (at least $50) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable Premium Taxes, sales charge and surrender charge. To elect systematic withdrawals, Participants must have a Cash Value of at least $5,000 and must make the election on the form We provide. We will surrender amounts pro rata from the Fixed Account and the Funding Options, and Accumulation Units pro rata from all Funding Options in which Participants have an interest, unless You or Your designee instruct Us otherwise. Participants may begin or discontinue systematic withdrawals at any time by notifying Us in writing, but must give at least 30 days’ notice to change any systematic withdrawal instructions that are currently in place. We will also discontinue systematic withdrawals upon notification of Your death.
We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days written notice to Contract Owners (where allowed by state law).
Each systematic withdrawal is subject to federal income taxes on the taxable portion, and may be subject to withdrawal charges. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the Participant is under age 59½. There is no additional fee for electing systematic withdrawals. You should consult with Your tax adviser regarding the tax consequences of systematic withdrawals.
Account Reduction Loans
We administer loan programs made available through Plans on an account reduction basis for certain Contracts. If the loan is in default and has been reported to the IRS as income but not yet offset, loan repayments will be posted as after-tax contributions. Loan amounts will be taken from amounts that are vested according to Your Plan on a pro-rata basis from the source(s) of money the Plan permits to be borrowed (e.g., money contributed to the Plan through salary reduction, elective deferrals, direct transfers, direct rollovers and employer contributions), then on a pro-rata basis from each Subaccount and the Fixed Account in which You then have a balance consisting of these sources of money. Loan repayment amounts will be posted back to the original money sources used to make the loan, if the loan is in good standing at the time of repayment. Loan repayments will be allocated on a pro-rata basis into the Funding Options and the Fixed Account in which You then have a balance. Loan repayment periods, repayment methods, interest rate, default procedures, tax reporting and permitted minimum and maximum loan amounts will be disclosed in the loan agreement documents. There may be initiation and maintenance fees associated with these loans.
Contract Discontinuance
If the Plan discontinues the Contract, no further Purchase Payments or transfers will be allowed from the time We receive notice. The Market Value Adjustment, if any, (calculated as of a date requested by the Plan within 60 days before the date of discontinuance) is based upon the greater of the Plan's Contract Value in the Fixed Account on the date of discontinuance or 30 days prior to the date of discontinuance. We will apply any resulting Market Value Adjustment (positive or negative) to the Plan which will then determine any application to Participants Individual Accounts. If You are a Participant, contact Your Plan Administrator/Trustee or Your employer regarding whether the Market Value Adjustment will affect a Participant's Individual Account when the Contract is terminated. The Company does not assess Market Value Adjustment charges against the Separate Account, and the Market Value Adjustment assessed will never exceed the amount allocated to the Fixed Account. Under the allocated Contracts, if the Contract Value in a Participant’s Individual Account is less than the termination amount as stated in Your Contract, We reserve the right to terminate that account and move the Contract Value of that Participant’s Individual Account to Your Account. See “Miscellaneous Contract Provisions – Contract and Participant’s Individual Account Termination.”
If the Contract is discontinued because of Plan Termination due to the dissolution or liquidation of the employer under US Code Title 11 procedures, the Market Value Adjustment will not apply and the Cash Surrender Value will be distributed directly to the employees entitled to share in such distributions pursuant to the Plan. Distribution may be in the form of cash payments, annuity options or deferred annuities. This provision does not apply to Plans established under Section 457 of the Code.
We will not terminate a Contract that includes a guaranteed death benefit if at the time the termination would otherwise occur the guaranteed amount under any death benefit is greater than the Contract Value. For all other Contracts, We reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals. We will not exercise this provision under Contracts issued in New York. However, if You are the Participant and the Plan determines to terminate the Contract at a time when You (the Participant) have a guaranteed amount
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under any death benefit that is greater than the Contract Value, You (the Participant) forfeit any guaranteed death benefit You (the Participant) have accrued under the death benefit upon termination of the Contract.
If the Contract Owner requests a full surrender of the Contract or if the Company discontinues the Contract (in all states other than New York and in New York, if issued prior to April 30, 2007), the Company will determine the Market Adjusted Value of the Fixed Account. For Contracts issued in New York on or after April 30, 2007 and prior to January 1, 2014, We will pay the Contract Owner the Contract Value of the Fixed Account without application of the Market Value Adjustment if the Company discontinues the Contract.
Please see “Charges, Deductions, and Adjustments – Market Value Adjustment” for more information regarding the application of the Market Value Adjustment.
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Benefits Available Under the Contract

The following table summarizes information about the benefits under the Contract.
Name of Benefit	Purpose	Standard or Optional	Maximum Fee	Brief Description of Restrictions / Limitations
Death Benefit	Provides a death benefit at least equal to the Contract Value (less any amounts due) to Your Beneficiary(ies) if You die during the Accumulation Period	Standard	No Charge
●Amount payable
depends on multiple
factors, such as type of
Contract, age at time of
death, Contract Value,
total Purchase Payments,
and prior withdrawals
●Withdrawals may
significantly reduce the
benefit
●May not be available
under an unallocated
Contract

Dollar Cost Averaging (DCA) Program	Allows You to systematically transfer a set amount from a Funding Option or the Fixed Account (if available) to one or more Funding Options on a monthly or quarterly basis	Standard	No Charge
●Available only during the
Accumulation Period
●Must have a minimum
total Contract Value of
$5,000 to enroll
●Minimum transfer
amount is $400
●Fixed Account Value
must not be depleted in
less than 12 months from
date of enrollment
●May only have one DCA
program in place at one
time

Systematic Withdrawal Program	Allows You to receive regular automatic withdrawals from Your Contract	Standard	No Charge
●Each payment must be at
least $50
●Withdrawals may only
be on a monthly,
quarterly, semi-annual,
or annual basis
●Must have a minimum
total Cash Value of
$5,000 to enroll
●Must provide at least
30 days’ notice to
change instructions
●Upon 30-day written
notice, We may
discontinue this feature
at any time.
●We reserve the right to
charge a processing fee
in the future (if We do
so, We will inform You in
writing 30 days in
advance)

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Name of Benefit	Purpose	Standard or Optional	Maximum Fee	Brief Description of Restrictions / Limitations
Variable Liquidity Benefit	Provides liquidity during the Annuity Period by allowing the Owner to take withdrawals during the Annuity Period based on the present value of Your remaining Annuity Payments	Optional	5% upon exercise (as a percentage of the amount withdrawn)	●Only offered in connection with a specific Annuity option that includes payments for a fixed period ●Withdrawals may significantly reduce or eliminate remaining Annuity Payments
Each of these benefits are discussed more fully, as follows: the Death Benefit is discussed in the prospectus section entitled “Death Benefit;” the Dollar Cost Averaging program is discussed in the prospectus section entitled “Transfers;” the Systematic Withdrawal Program is discussed in the prospectus section entitled “Access to Your Money;” and the Variable Liquidity Benefit is discussed in the prospectus section entitled “The Annuity Period.”
The availability of benefits may vary by employer or Plan administrator. You should reference Your Plan documents or speak with Your employer or Plan administrator for the benefits available to You.
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Ownership Provisions

Types of Ownership
Contract Owner
We issue only the Contract. Where We refer to “You,” We are referring to the Contract Owner.
At Your direction, Participants will receive all payments while they are alive unless You direct them to an alternate recipient.
Beneficiary
For unallocated Contracts, You name the Beneficiary in a Written Request. The Beneficiary has the right to receive any remaining contractual benefits attributable to a Participant upon the death of the Participant. If more than one Beneficiary survives the Participant, they will share equally in benefits unless We receive other instructions, by Written Request before the death of the Participant.
The Beneficiary is the person or persons designated to receive payment of any death benefit upon the death of the Participant. For allocated Contracts, Participants name the Beneficiary for their Individual Account in a Written Request. The Beneficiary has the right to receive any benefits due under that Individual Account upon the death of the Participant. If more than one Beneficiary survives the Participant, they will share equally in benefits unless We receive other instructions, by Written Request, before the death of the Participant.
For allocated Contracts, unless an irrevocable Beneficiary has been named, Participants have the right to change the Beneficiary for their Individual Account by Written Request during the lifetime of the Participant and while the Contract continues.
Annuitant
The Annuitant, generally a Plan Participant, is the individual on whose life the Maturity Date and the amount of the monthly Annuity Payments depend.
Death Benefit

Death Benefits Prior to the Maturity Date
For allocated Contracts, a death benefit may be provided in the event of death of the Participant subject to the rules described below. For unallocated Contracts, a death benefit is only available with the Company’s approval, and may not be available in all jurisdictions.
The Contract provides that in the event the Participant dies before the selected Maturity Date or the Participant’s attainment of age 75 (whichever occurs first), the death benefit payable will be the greater of (a) the Contract Value of the Participant’s Individual Account or (b) the total Purchase Payments made under that Participant’s Individual Account, less any applicable Premium Tax and prior surrenders not previously deducted (including any applicable surrender charge) and any outstanding loan balance as of the date We receive Due Proof of Death and instructions for payment in Good Order.
If the Participant dies on or after age 75 and before the Maturity Date, We will pay the Beneficiary the Contract Value of the Participant’s Individual Account, (or value attributable to the Participant) less any applicable Premium Tax, prior surrenders not previously deducted, and any outstanding loan balance, as of the date We receive Due Proof of Death and instructions for payment in Good Order.
When provided, the death benefits calculated for an unallocated Contract are based on the Contract Value attributable to the Participant.
Under an unallocated Contract, We will pay this benefit upon receiving Due Proof of Death along with a Written Request setting forth the Contract Value and the total Purchase Payments attributable to the Participant under the
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Contract. In addition, We will require copies of records and any other reasonable proof We find necessary to verify the Contract Value and total Purchase Payments attributable to the Participant under the unallocated Contract.
The death benefit may be taken by the Beneficiary in one of three ways: 1) in one sum (including either by check, by paying the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds, or under any other settlement options that we may make available), in which case payment will be made within seven days of Our receipt of Due Proof of Death, unless subject to postponement as explained below; 2) within five years of the Participant’s date of death; or 3) subject to applicable tax rules, applied to a lifetime Annuity. The Beneficiary may choose to have Annuity Payments made on a variable basis, fixed basis, or a combination of the two. See “Federal Tax Considerations” for information about federal tax law distribution requirements that apply upon the Participant’s death.
If We are notified of Your death before any requested transaction is completed including transactions under a DCA Program, an automatic rebalancing program and systematic withdrawal program), We will cancel the request. As described above, the death benefit will be determined on the Death Report Date.
The Annuity Period

Maturity Date
Under the Contract, You can direct Us to make regular income payments to Participants (“Annuity Payments”). You, or at Your direction, Participants, can choose the month and the year in which those payments begin (“Maturity Date”). You, or at Your direction, Participants, can also choose, subject to the requirements of tax law, among income plans (Annuity options). While the Participant is alive, You can change Your selection any time up to the Maturity Date. Annuity Payments are a series of periodic payments (a) for life; (b) for life with either a minimum number of payments or a specific amount assured; (c) for the joint lifetime of the Participant and another person that the Code permits, and thereafter during the lifetime of the survivor; or (d) for a fixed period or fixed amount. We may require proof that the Participant is alive before Annuity Payments are made.
You may direct Us to annuitize amounts attributable to a Participant at any time after You purchase the Contract. Certain Annuity options may be used to meet the minimum required distribution requirements of federal tax law, or a program of partial surrenders may be used instead. These mandatory distribution requirements take effect generally upon the death of the Participant and, in the case of Qualified Contracts, generally upon either the later of the Participant’s attainment of the age at which required minimum distributions must begin under federal tax law or the year You retire from the employer whose Plan is associated with Your Qualified Contract. (See “Federal Tax Considerations” for a discussion of the tax law requirements applicable to distributions from Qualified Contracts.) Participants should seek independent tax advice regarding the election of minimum required distributions.
Allocation of Annuity
You may elect to receive Your Annuity Payments in the form of a Variable Annuity, a Fixed Annuity, or a combination of both. If, at the time Annuity Payments begin, You have not made an election, We will apply Your Contract Value to provide an Annuity funded by the same Funding Options as You have selected during the Accumulation Period. At least 30 days before the Maturity Date, You may transfer the Contract Value among the Funding Options in order to change the basis on which We will determine Annuity Payments. (See “Transfers”.)
Variable Annuity
You may choose an Annuity payout that fluctuates depending on the investment experience of the Funding Options. We determine the number of Annuity Units credited to the Contract by dividing the first monthly Annuity Payment attributable to each Funding Option by the corresponding Accumulation Unit value as of 14 days before the date Annuity Payments begin. We use an Annuity Unit to measure the dollar value of an Annuity Payment. The number of Annuity Units (but not their value) remains fixed during the Annuity Period.
Determination of First Annuity Payment. Your Contract contains the tables We use to determine Your first monthly Annuity Payment. If You elect a Variable Annuity, the amount We apply to it will be the Cash Surrender Value as of 14 days before the date Annuity Payments begin, less any applicable Premium Taxes not previously deducted.
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The amount of Your first monthly payment depends on the Annuity option You elected and the Annuitant’s adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly Annuity Payment by multiplying the benefit per $1,000 of value shown in the Contract tables by the number of thousands of dollars of Contract Value You apply to that Annuity option. The Contract tables factor in an assumed daily net investment factor of 3.0%. We call this Your net investment rate. Your net investment rate corresponds to an annual interest rate of 3.0%. This means that if the annualized investment performance, after expenses, of Your Funding Options is less than 3.0% then the dollar amount of Your Variable Annuity Payments will decrease. However, if the annualized investment performance, after expenses, of Your Funding Options is greater than 3.0% then the dollar amount of Your Variable Annuity Payments will increase.
Determination of Second and Subsequent Annuity Payments. The dollar amount of all subsequent Annuity Payments changes from month to month based on the investment experience of the applicable Funding Options. The total amount of each Annuity Payment will equal the sum of the basic payments in each Funding Option. We determine the actual amounts of these payments by multiplying the number of Annuity Units We credited to each Funding Option by the corresponding Annuity Unit value as of the date 14 days before the date the payment is due.
Fixed Annuity
A Fixed Annuity provides for payments that do not vary during the Annuity Period. The dollar amount remains constant throughout the payment period. The dollar amount of the first Fixed Annuity Payment will be calculated as described under “Amount of First Payment”. All subsequent payments will be in the same amount. If it would provide a larger payment, the first Fixed Annuity Payment will be determined using the Life Annuity Tables in effect for the same class of Contract Owners on the Maturity Date.
Election of Options
Any amount distributed from the Contract may be applied to any one of the Annuity options described below. The minimum amount that can be placed under an Annuity option is $2,000 unless We consent to a lesser amount. If any periodic payments due are less than $100, We reserve the right to make payments at less frequent intervals.
Election of any of these options must be made by Written Request to Our Home Office at least 30 days prior to the date such election is to become effective. The form of such Annuity option shall be determined by the Contract Owner. The following information must be provided with any such request:
(a)
the Participant’s name, address, date of birth, social security number
(b)
the amount to be distributed
(c)
the Annuity option which is to be purchased
(d)
the date the Annuity option payments are to begin
(e)
if the form of the Annuity provides a death benefit in the event of the Participant’s death, the name, relationship and address of the Beneficiary as designated by You and
(f)
any other data that We may require.
The Beneficiary, as specified in item (e) above, may be changed by You or the Annuitant as long as We are notified by Written Request while the Annuitant is alive and before payments have begun. If the Beneficiary designation is irrevocable, such designation cannot be changed or revoked without the consent of the Beneficiary. After We receive the Written Request and the written consent of the Beneficiary (if required), the new Beneficiary designation will take effect as of the date the notice is signed. We have no further responsibility for any payment We made before the Written Request.
Retired Life Certificate
We will issue to each person to whom Annuity benefits are being paid under the Contract a Certificate setting forth a statement in substance of the benefits to which such person is entitled under the Contract.
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Allocation of Cash Surrender Value During the Annuity Period
At the time an Annuity option is elected, You or the TPA also may elect to have the Participant’s Contract Value applied to provide a Variable Annuity, a Fixed Annuity, or a combination of both. If no election is made to the contrary, the Contract Value will provide an Annuity, which varies with the investment experience of the corresponding Funding Option(s) at the time of election. You, or the TPA, or the Participant, if You so authorize, may elect to transfer Contract Values from one Funding Option to another, as described in the provision “Transfers of Contract Value Between Funding Options”, in order to reallocate the basis on which Annuity Payments will be determined. Once Annuity Payments have begun, no further transfers are allowed.
Annuity Options
Where required by state law or under a qualified retirement Plan, the Annuitant’s sex will not be taken into account in calculating Annuity Payments. Annuity rates will not be less than the rates guaranteed by the Contract at the time of purchase for the assumed investment return and Annuity option elected. Due to underwriting, administrative or Code considerations, the choice of your joint Annuitant, the choice of percentage reduction in payments after Your death, and/or the duration of the guarantee period may be limited.
The amount of any Annuity payments will depend on the amount applied to purchase the Annuity and the applicable Annuity rates. Additionally, Annuity options that guarantee payments for two lifetimes (joint and last survivor) will result in smaller payments than Annuity options with payments for only one lifetime. Annuity options that guarantee that payments will be made for a certain number of years regardless of whether the Annuitant or joint Annuitant is alive (such as Option 2, as defined below) result in income payments that are smaller than with Annuity options without such a guarantee (such as Option 1, Option 4 or Option 5, as defined below). In addition, to the extent the Annuity option has a guarantee period, choosing a shorter guarantee period will result in each payment being larger.
If Your Contract is a Qualified Contract, You must take distributions during Your life in accordance with the minimum required distribution rules set forth in applicable tax law. (See “Federal Tax Considerations.”) Under certain circumstances, You may satisfy those requirements by electing an Annuity option. Upon Your death, if Annuity Payments have already begun under a Qualified Contract, any remaining payments under the Contract also must be made in accordance with applicable tax law. In some cases, those tax laws may require that any remaining payments be made over a shorter period than originally elected or otherwise adjusted to comply with the tax law. If Your Contract is a Non-Qualified Contract, the tax rules that apply upon Your death are similar, but differ in some material respects, from the tax rules for Qualified Contracts. For example, if You die after Annuity Payments have already begun under a Non-Qualified Contract, any remaining payments can continue to be paid, provided that they are paid at least as rapidly as under the method of distribution in effect at the time of Your death.
Option 1 — Life Annuity/No Refund. A life Annuity is an Annuity payable during the lifetime of the Annuitant and terminating with the last monthly payment preceding the death of the Annuitant.
Option 2 — Life Annuity With 120, 180 or 240 Monthly Payments Assured. An Annuity payable monthly during the lifetime of an Annuitant with the provision that if, at the death of the Annuitant, payments have been made for less than 120,180 or 240 months, as elected, then We will continue to make payments to the designated Beneficiary during the remainder of the period. For Qualified Contracts, due to Code considerations, We may limit the choice to Life Annuity with 120 Monthly Payments Assured. Upon Your death, if Annuity Payments have already begun under a Qualified Contract providing for 180 or 240 Monthly Payments assured, applicable tax law may require that any remaining payments be made over a shorter period than originally elected or otherwise adjusted to comply with the requirements of the Code.
Option 3 — Life Annuity — Cash Refund. We will make monthly Annuity Payments during the lifetime of the Annuitant, ceasing with the last payment due prior to the death of the Annuitant, provided that, at the death of the Annuitant, the Beneficiary will receive an additional payment equal to the dollar value, if any, of (a) minus (b) where, for a Variable Annuity:
(a)
is the total amount applied under the option divided by the Annuity Unit value on the due date of the first Annuity Payment; and
(b)
is
(1)
the number of Annuity Units represented by each payment; times
(2)
the number of payments made;
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and for a Fixed Annuity:
(a)
is the Contract Value applied on the Maturity Date under this option and
(b)
is the dollar amount of Annuity Payments already paid.
Option 4 — Joint and Last Survivor Life Annuity. Monthly Annuity Payments based upon the joint lifetime of two persons selected: payments made first to the Annuitant, and upon his/her death, paid to the survivor. No more payments will be made after the death of the survivor. For Qualified Contracts, due to Code considerations, We may limit this option to those where the second person is the Annuitant’s spouse or an individual not more than 10 years younger than the Annuitant. Upon Your Death, We may require that any remaining payments be made over a shorter period than originally elected or otherwise adjusted to comply with the requirements of the Code.
Option 5 — Joint and Last Survivor Annuity — Annuity Reduced on Death of Primary Payee. Monthly Annuity Payments to the Annuitant during the joint lifetime of the two persons selected. One of the two persons will be designated as the primary payee. The other will be designated as the secondary payee. On the death of the secondary payee, if survived by the primary payee, We will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. For Qualified Contracts, due to Code considerations, We may limit this option to those where the second person is the Annuitant’s spouse or an individual not more than 10 years younger than the Annuitant. Upon Your Death, We may require that any remaining payments be made over a shorter period than originally elected or otherwise adjusted to comply with the requirements of the Code.
On the death of the primary payee, if survived by the secondary payee, We will continue to make monthly Annuity Payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made following the death of the survivor.
Option 6 — Payments for a Fixed Period. We will make monthly payments for the period selected. If at the death of the Annuitant, payments have been made for less than the period selected, We will continue to make payments to the designated Beneficiary during the remainder of the period. Please note that Option 6 may not satisfy the minimum required distribution rules for Qualified Contracts. For Qualified Contracts, due to Code considerations for any period after Your death, We may limit the choice of a Term Certain to not exceed 10 years. In addition, upon Your Death, We may require that any remaining payments be made over a shorter period than originally elected or otherwise adjusted to comply with the requirements of the Code. Consult a tax adviser before electing this option.
Option 7 — Other Annuity Options. We will make other arrangements for Annuity Payments as may be mutually agreed upon by You and Us.
Variable Liquidity Benefit
This benefit is offered with Variable Annuity option “Payments for a Fixed Period” (without life contingency) where payments are made on a variable basis.
At any time after annuitization and before death, a Participant may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a withdrawal charge not to exceed the maximum surrender charge rate shown on the specifications page of the Contract, (provided that the Contract is not beyond the fifth or eighth Contract Year, as specified in the applicable chart), multiplied by (A). The interest rate used to calculate the present value is a rate 1% higher than the assumed (daily) net investment factor used to calculate the Annuity Payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit. A withdrawal charge is not imposed if the surrender is made after the expiration of the withdrawal charge period shown on the specifications page of the Contract.
For example, assume 9 years of Annuity Payments have been paid under a Payments for a Fixed Period (without life contingency) option. At the end of the 9th year, the Participant decides to exercise the Variable Liquidity Benefit feature.  Assume the most recent period certain payment prior to the request was $100 a month, then the present value of $100 a month over the remaining 1 year period, assuming an annual effective interest rate of 4.5% (daily net investment factor of 3.50% plus 1%) is $1,176.13.   The Variable Liquidity Benefit payable would be:  $1,176.13 minus 0 (0% withdrawal charge multiplied by $1,176.13) = $1,176.13.
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Miscellaneous Contract Provisions

Contract and Participant’s Individual Account Termination
Under the allocated Contracts, if the Contract Value in a Participant’s Individual Account is less than the termination amount as stated in Your Contract ($2,000), We reserve the right to terminate that Participant’s Individual Account and move the Contract Value of that Participant’s Individual Account to Your Account.
We will not terminate any Participant’s Individual Account that includes a guaranteed death benefit if at the time the termination would otherwise occur the guaranteed amount under any death benefit is greater than the Contract Value. For all other Participants We reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals. We will not exercise this provision under Contracts issued in New York.
However, if You are the Participant and the Plan determines to terminate the Contract at a time when You (the Participant) have a guaranteed amount under any death benefit that is greater than the Contract Value You (the Participant) forfeit any guaranteed amount You (the Participant) have accrued under the death benefit upon termination of the Contract.
Any Contract Value to which a terminating Participant is not entitled under the Plan will be moved to Your Account at Your direction.
You may discontinue this Contract by Written Request at any time for any reason.
We reserve the right to discontinue this Contract if:
(a)
the Contract Value of the Contract is less than the termination amount stated in Your Contract ($20,000 for allocated Contracts); or
(b)
We determine within Our sole discretion and judgment that the Plan or administration of the Plan is not in conformity with applicable law; or
(c)
We receive notice that is satisfactory to Us of Plan Termination.
If We discontinue this Contract or We receive Your Written Request to discontinue the Contract, We will, in Our sole discretion and judgment:
(a)
accept no further payments for this Contract;
(b)
pay You the Cash Surrender Value of the Funding Options, or distribute the Cash Surrender Value of each Participant’s Individual Account as described in the settlement provisions section at Your direction; and
(c)
pay You the Cash Surrender Value of the Fixed Account, if applicable.
If the Contract is discontinued, We will distribute the Cash Surrender Value to You at the most current address available on Our records. Discontinuance of the Contract will not affect payments We are making under Annuity options that began before the date of discontinuance. In New York (for Contracts issued on or after April 30, 2007) and certain other states We are required to pay You the Contract Value upon Our discontinuance of the Contract.
Required Reports
As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, We will furnish a report showing the number of Accumulation Units credited to the Contract and the corresponding Accumulation Unit value(s) as of the report date for each Funding Option to which the Contract Owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.
Suspension of Payments
The Company reserves the right to suspend or postpone the date of any payment or determination of values on any Business Day (1) when the NYSE is closed; (2) when trading on the NYSE is restricted; (3) when an emergency exists, as determined by the SEC, so that the sale of securities held in the Separate Account may not reasonably occur, or so that the Company may not reasonably determine the value of the Separate Account’s net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. At any time, payments from the Fixed Account may be delayed up to 6 months.
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Misstatement
We may require proof of age of the Contract Owner, Beneficiary or Annuitant before making any payments under this Contract that are measured by the Contract Owner’s, Beneficiary’s or Annuitant’s life. If the age of the measuring life has been misstated, the amount payable will be the amount that would have been provided at the correct age.
Once Annuity Payments have begun, any overpayments or underpayments will be deducted from or added to the payment or payments made after the adjustment. In certain states, We are required to pay interest on any underpayments.
Funding Options
The Company reserves the right, subject to compliance with the law, to substitute investment alternatives under the Contract and/or offer additional Funding Options.
Certain Funding Options are considered Competing Funds, and are subject to transfer restriction. These options are noted as such in Your Contract. Certain Funding Options are not currently considered Competing Funds, but may be so in the future because of an allowable change in the Funding Option’s investment strategy. These are also noted in Your Contract.
Certain Variable Annuity separate accounts and variable life insurance separate accounts may invest in the Underlying Funds simultaneously (called “mixed” and “shared” funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Underlying Funds do not currently foresee any such disadvantages either to Variable Annuity Contract Owners or variable life policy owners, each Underlying Fund’s Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and Variable Annuity separate accounts, the Variable Annuity Contract Owners would not bear any of the related expenses, but Variable Annuity Contract Owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.
The Insurance Company

The Separate Account
Brighthouse Separate Account QPN for Variable Annuities (the “Separate Account”) was established on December 26, 1995 and is exempt from registration with the SEC pursuant to Section 3(c)(11) of the 1940 Act. Prior to March 6, 2017, the Separate Account was known as MetLife of CT Separate Account QPN for Variable Annuities. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the Funding Options. We may also offer contracts through the Separate Account that are not registered with the SEC.
We hold the assets of the Separate Account for the exclusive benefit of those who hold interests in the Separate Account, according to the laws of Delaware. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that We may conduct.
All investment income and other distributions of the Funding Options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective Funding Option at net asset value. Shares of the Funding Options are currently sold only to life insurance company separate accounts to fund Variable Annuity and variable life insurance contracts or to qualified pension or retirement Plans as permitted under the Code, and the regulations thereunder.
We reserve the right to transfer the assets of the Separate Account to another separate account, and to modify the structure or operation of the Separate Account, subject to necessary regulatory approvals. If We do so, We will notify You of any such changes and We guarantee that the modification will not affect Your Contract Value.
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The General Account
Obligations under the Contract are obligations of the Company. Purchase Payments made under the Contract and directed to the Fixed Account become a part of the Company’s General Account. Any obligations that exceed the assets in the Separate Account are payable by the Company’s General Account, as well as the amount of the guaranteed death benefit and Annuity Payments that exceeds the Contract Value. Benefit amounts paid from the General Account are subject to the financial strength and claims paying ability of the Company and Our long term ability to make such payments and are not guaranteed by Our parent company, Brighthouse Financial, Inc., or by any other party. We issue other Annuity contracts and life insurance policies where We pay all money We owe under those contracts and policies from Our General Account. The Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. We are regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in Our General Account. However, there is no guarantee that We will be able to meet Our claims paying obligations; there are risks to purchasing any insurance product.
The Company’s financial statements include a further discussion of risks inherent within the Company’s General Account investments, and the Company's reports filed with the SEC contain further information about the Company's financial condition as well as the financial and operational risks to which the Company is subject. (See “Other Information – Financial Statements.”)
Investments by the Company

We must invest Our assets according to applicable state law regarding the nature, quality and diversification of investments that may be made by life insurance companies. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. All General Account assets of the Company would be available to meet the Company’s guarantee under the Fixed Account. The proceeds from the Fixed Account will become part of the Company’s general assets and are available to fund the claims of all classes of customers of the Company.
In establishing Declared Interest Rates, the Company will consider the yields available on the instruments in which it intends to invest the amounts directed to the Fixed Account. The current investment strategy for the Contracts is to invest in investment-grade fixed income securities, including public bonds, privately placed bonds, and mortgages, some of which may be zero coupon securities. While this generally describes Our investment strategy, We are not obligated to follow any particular strategy except as may be required by federal and state laws.
Federal Tax Considerations

Introduction
The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Code and the provisions of the Code that govern the Contract are complex and subject to change. The applicability of Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect You and your Contract. Nor does this discussion address other Federal tax consequences (such as estate and gift taxes, sales to foreign individuals or entities), or state or local tax consequences, which may affect your investment in the Contract. As a result, You should always consult a tax adviser for complete information and advice applicable to your individual situation.
We are not responsible for determining if your employer’s plan or arrangement satisfies the requirements of the Code and/or ERISA.
We do not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.
To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.
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For Federal tax purposes, the term “spouse” refers to the person to whom you are lawfully married, regardless of sex. The term “spouse” generally will not include individuals who are in a registered domestic partnership or civil union not denominated as marriage under state or other applicable law.
Qualified Annuity Contracts
Introduction
The Contract may be purchased through certain types of retirement plans that receive favorable treatment under the Code (“tax qualified plans” or “qualified plans”). Tax-qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities (“TSA”), 408 or “IRAs” (including SEP and SIMPLE IRAs), 408A or “Roth IRAs” or 457(b) plans. Extensive special tax rules apply to qualified plans and to the annuity Contracts used in connection with these plans. Therefore, the following discussion provides only general information about the use of the Contract with the various types of qualified plans. Adverse tax consequences may result if You do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.
The rights to any benefit under the plan will be subject to the terms and conditions of the plan itself as well as the terms and conditions of the Contract.
We exercise no control over whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular individual is entitled to participate or benefit under a plan.
All qualified plans and arrangements receive tax deferral under the Code. Since there are no additional tax benefits in funding such retirement arrangements with an annuity, there should be reasons other than tax deferral for acquiring the annuity within the plan. Such non-tax benefits may include additional insurance benefits, such as the availability of a guaranteed income for life.
A Contract may also be available in connection with an employer’s non-qualified deferred compensation plan or qualified governmental excess benefit arrangement to provide benefits to certain employees in the plan. The tax rules regarding these plans are complex. Please consult Your tax adviser about Your particular situation.
Accumulation
The tax rules applicable to qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Both the amount of the contribution that may be made and the tax deduction or exclusion that You may claim for that contribution under qualified plans are limited under the Code. See the SAI for a description of qualified plan types and annual current contribution limitations which are subject to change from year-to-year.
Purchase Payments
Purchase payments or contributions to IRAs or tax qualified retirement plans of an employer may be taken from current income on a before tax basis or after tax basis. Purchase payments made on a “before tax” basis entitle You to a tax deduction or are not subject to current income tax. Purchase payments made on an “after tax” basis do not reduce Your taxable income or give You a tax deduction. Contributions may also consist of transfers or rollovers as described below and are not subject to the annual limitations on contributions.
An IRA Contract will accept as a single purchase payment a transfer or rollover from another IRA (including a SEP or SIMPLE IRA) or rollover from an eligible retirement plan of an employer (i.e., 401(a), 401(k), 403(a), 403(b) or governmental 457(b) plan.) A rollover or transfer from a SIMPLE IRA is allowed provided that the taxpayer has participated in such arrangement for at least two years. As part of the single purchase payment, the IRA Contract will also accept an IRA contribution subject to the Code limits for the year of purchase.
For income annuities established in accordance with a distribution option under a retirement plan of an employer (e.g., 401(a), 401(k), 403(a), 403(b) or 457(b) plan), the Contract will only accept as its single purchase payment a transfer from such employer retirement plan.
49

Taxation of Annuity Distributions
If contributions are made on a “before tax” basis, You generally pay income taxes on the full amount of money You receive under the Contract. Withdrawals attributable to any after-tax contributions are basis in the Contract and not subject to income tax (except for the portion of the withdrawal allocable to earnings, if any).
Under current federal income tax rules, the taxable portion of distributions under annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.
If You meet certain requirements, Your Roth IRA, Roth 403(b) and Roth 401(k) earnings can be received free of Federal income taxes.
With respect to IRA Contracts, we will withhold a portion of the taxable amount of Your withdrawal for income taxes, unless You elect otherwise. The amount we will withhold is determined by the Code.
Withdrawals Prior to Age 59½
A taxable withdrawal from a qualified Contract which is subject to income tax may also be subject to a 10% Federal income tax penalty for “early” distribution if taken prior to age 59½, unless an exception described below applies.
Exceptions to the early distribution penalty for qualified plans include withdrawals or distributions made:
(a)
on account of Your death or disability,
(b)
as part of a series of substantially equal periodic payments payable for Your life (or life expectancy) or joint lives (or joint life expectancies) of You and Your designated beneficiary and (in the case of certain employer-sponsored qualified plans) You are separated from employment,
(c)
on separation from service after age 55. This rule does not apply to IRAs (including SEPs and SIMPLE IRAs),
(d)
pursuant to a qualified domestic relations order (“QDRO”). This rule does not apply to IRAs (including SEPs and SIMPLE IRAs),
(e)
to pay IRS levies (and made after December 31, 1999),
(f)
to pay deductible medical expenses, or
(g)
in the case of IRAs only, to pay for medical insurance (if You are unemployed), qualified higher education expenses, or for a qualified first time home purchase up to $10,000.
Other exceptions may be applicable under certain circumstances and special rules apply or may become applicable in connection with the exceptions enumerated above. Other exceptions include certain provisions under the SECURE 2.0 Act of 2022 which may provide the ability to recontribute an “early” distribution to an IRA or employer sponsored qualified plan (subject to the provisions of the Code, the qualified plan/IRA, the Contract and our administrative rules). You should consult your tax adviser to confirm whether an exception applies.
If You receive systematic payments or any other payments that You intend to qualify for the “substantially equal periodic payments” exception noted above, any modifications (except due to death or disability) to Your payment before age 59½ or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% federal income tax penalty with interest. Such modifications may include but are not limited to additional purchase payments to the Contract (including tax-free transfers or rollovers) and additional withdrawals from the Contract.
The 10% Federal income tax penalty on early distribution does not apply to governmental 457(b) plan contracts. However, it does apply to distributions from 457(b) plans of employers which are state or local governments to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans.
Rollovers and Transfers
Your Contract is non-forfeitable (i.e., not subject to the claims of Your creditors) and non-transferable (i.e., You may not transfer it to someone else).
Nevertheless, Contracts held in certain employer plans subject to ERISA may be transferred in part pursuant to a QDRO.
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Under certain circumstances, You may be able to transfer amounts distributed from Your Contract to another eligible retirement plan or IRA.
Federal income tax law allows You to make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs You own. Generally, this limit does not apply to trustee-to-trustee transfers between IRAs. Because the rollover rules are complex, please consult with Your tax adviser before making an IRA rollover.
Generally, a distribution may be eligible for rollover but certain types of distributions cannot be rolled over, such as distributions received on account of:
(a)
minimum distribution requirements,
(b)
financial hardship, or
(c)
for a period of ten or more years or for life.
20% Withholding on Eligible Rollover Distributions
For certain qualified employer plans, we are required to withhold 20% of the taxable portion of Your withdrawal that constitutes an “eligible rollover distribution” for federal income taxes. The amount we withhold is determined by the Code. You may avoid withholding if You directly transfer a withdrawal from this Contract to another IRA or other qualified plan. Similarly, You may be able to avoid withholding on a transfer into this Contract from an existing qualified plan You may have with another provider by arranging to have the transfer made directly to us. For taxable withdrawals that are not “eligible rollover distributions,” the Code imposes different withholding rules to determine the withholding percentage.
Death Benefits
The death benefit in a qualified Contract is taxable to the recipient in the same manner as if paid to the Contract owner or plan participant (under the rules for withdrawals or income payments, whichever is applicable).
Required Minimum Distribution (“RMD”) amounts are required to be distributed from a qualified annuity Contract (including a Roth IRA) following Your death.
Congress recently changed the RMD rules for individuals who die after 2019. The after-death RMD rules are complex, and you should consult your tax adviser about how they may apply to Your situation.
Effective January 1, 2020, when an IRA owner or participant in a defined contribution plan dies, any remaining interest generally must be distributed within 10 years (or in some cases five years) after his or her death, unless an exception applies. An exception permits an “eligible designated beneficiary” to take distributions over life or a period not exceeding life expectancy, subject to special rules and limitations. An “eligible designated beneficiary” includes: the IRA owner/participant’s spouse or minor child (until the child reaches age of majority), certain disabled or chronically ill individuals, and an individual who is not more than 10 years younger than the IRA owner/participant. We may limit any payment option over life, or a period not exceeding life expectancy.
Generally, distributions under this exception must start by the end of the year following Your death. However, if Your surviving spouse is the sole designated beneficiary, distributions may generally be delayed until December 31 of the year You would have attained the Applicable Age (as defined in the chart below), if Your Contract permits.
If You die after Annuity Payments have already begun under a Qualified Contract, any remaining payments under the Contract also must be made in accordance with the RMD rules. In some cases, those rules may require that the remaining payments be made over a shorter period than originally elected or otherwise adjusted to comply with the tax law.
If Your surviving spouse is the sole designated beneficiary of Your Traditional or Roth IRA, then Your surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
Your designated beneficiary is the person to whom benefit rights under the Contract pass by reason of death. The beneficiary generally must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Different tax rules may apply if Your Beneficiary is not a natural person, such as Your estate.
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Your spouse may be able to roll over the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan, he or she may elect to rollover the death proceeds into his or her own IRA, or he or she may elect to transfer the death proceeds into an inherited IRA.
If Your beneficiary is not Your spouse and Your plan and Contract permit, Your beneficiary may be able to rollover the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, a non-spouse beneficiary may not treat the inherited IRA as his or her own IRA.
Additionally, for Contracts issued in connection with qualified plans subject to ERISA, the spouse or ex-spouse of the participant may have rights in the Contract. In such a case, the participant may need the consent of the spouse or ex-spouse to change annuity options or make a withdrawal from the Contract.
Applicable Age for Required Minimum Distributions (RMD)
As used in the prospectus, “Applicable Age” means the following:
If you…	Your “Applicable Age” is…
Were born on or before June 30, 1949	70½
Were born on or after July 1, 1949 (and attain age 72 prior to January 1, 2023)	72
Attain age 72 on or after January 1, 2023 (and attain age 73 on or before December 31, 2032)	73
Attain age 73 on or after January 1, 2033	75
Required Minimum Distributions
Generally, You must begin receiving RMD amounts from Your qualified Contract by the Required Beginning Date. Generally, for retirement plans, the “Required Beginning Date” is April 1 following the later of:
(a)
the calendar year in which You reach the Applicable Age, or
(b)
the calendar year You retire, provided You do not own more than 5% of the outstanding stock, capital, or profits of Your employer.
For IRAs (including SEPs and SIMPLEs), the Required Beginning Date by which You must begin receiving withdrawals is the year in which You attain the Applicable Age, even if You have not retired, taking Your first distribution no later than April 1 of the year after You reach the Applicable Age.
For all subsequent years, including the first year in which You took Your RMD by April 1, You must take the required minimum distribution for the year by December 31st. This will require You to take two distributions in the same calendar year if You wait to take Your first distribution until April 1 of the year after attaining the Applicable Age.
A tax penalty (an excise tax) of up to 25% applies to the shortfall of any required minimum distributions You fail to receive.
You may not satisfy minimum distributions for one employer’s qualified plan (e.g., 401(a), 403(a), 457(b)) with distributions from another qualified plan of the same or a different employer. However, an aggregation rule does apply in the case of IRAs (including SEP and SIMPLE IRAs) . The minimum required distribution is calculated with respect to each IRA, but the aggregate distribution may be taken from any one or more of Your IRAs/SEPs.
The regulations also require that the value of benefits under a deferred annuity including certain death benefits in excess of Contract value must be added to the amount credited to Your account in computing the amount required to be distributed over the applicable period. We will provide You with additional information regarding the amount that is subject to minimum distribution under this rule. You should consult Your own tax adviser as to how these rules affect Your own distribution under this rule.
If You intend to receive Your minimum distributions in the form of Annuity Payments that are payable over the joint lives of You and a beneficiary or over a guaranteed duration of more than 10 years, be advised that federal tax law may require that, after Your death, any remaining payments be made over a shorter period or be reduced after Your death to satisfy the RMD rules and avoid the up to 25% excise tax. Other complex rules also apply to RMDs taken in the form of annuity payments. You should consult Your own tax adviser as to how these rules affect Your own Contract.
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Required minimum distribution rules that apply to other types of IRAs while You are alive do not apply to Roth IRAs. However, in general, the IRA post-death rules with respect to minimum distributions do apply to beneficiaries of Roth IRAs. Effective in 2024, similar rules apply to Roth account balances maintained in employer-sponsored qualified plans. As a result, required minimum distribution rules that generally apply under an employer-sponsored qualified plan once You attain Your Applicable Age, will not apply to any Roth account balance while You are alive. However, in general, post-death rules with respect to minimum distributions do apply to beneficiaries upon Your death.
Inherited IRA
Subject to the provisions of the Code, the Contract and our administrative rules, we may make available an inherited IRA to (1) an individual non-spouse beneficiary, or (2) a surviving spouse beneficiary. Such beneficiaries are required to take required minimum distribution (RMD) in accordance with federal tax law. For example, if the inherited IRA is established as a ten-year inherited IRA, federal tax law generally requires a beneficiary to take annual RMD withdrawals from the inherited IRA if the deceased IRA owner/qualified plan participant died on or after their Required Beginning Date (RBD). All inherited IRA contracts established as a ten-year inherited IRA also must be completely distributed by the end of the calendar year containing the tenth anniversary of the original IRA owner’s/qualified plan participant’s date of death. Because federal tax law and its RMD rules are complex, beneficiaries should consult a qualified tax adviser.
Distinction for Puerto Rico Code
An annuity Contract may be purchased by an employer for an employee under a qualified pension, profit sharing, stock bonus, annuity, or a “cash or deferred” arrangement plan established pursuant to Section 1081.01 of the Puerto Rico Internal Revenue Code of 2011 (the “2011 PR Code”). To be tax qualified under the 2011 PR Code, a plan must comply with the requirements of Section 1081.01(a) of the 2011 PR Code which includes certain participation requirements, among other requirements. A trust created to hold assets for a qualified plan is exempt from tax on its investment income.
Contributions
The employer is entitled to a current income tax deduction for contributions made to a qualified plan, subject to statutory limitations on the amount that may be contributed each year. The plan contributions by the employer are not required to be included in the current income of the employee.
Distributions
Any amount received or made available to the employee under the qualified plan is includible in the gross income of the employee in the taxable year in which received or made available. In such case, the amount paid or contributed by the employer shall not constitute consideration paid by the employee for the Contract for purposes of determining the amount of annuity payments required to be included in the employee’s gross income. Thus, amounts actually distributed or made available to any employee under the qualified plan will be included in their entirety in the employee’s gross income. The value of accrued benefits in a qualified retirement plan with respect to which the special 8% tax under Puerto Rico Act No. 77-2014 was prepaid will be considered as part of the participant’s tax basis in his retirement plan account. Thus, any distributions attributable to the benefits for which such taxes were prepaid will not be subject to income taxes when the same are subsequently received by the participant. However, the investment income and the appreciation in value, if any, accrued on the benefits with respect to which the special tax was prepaid, will be taxed as provided by the tax rules in effect at the time of distribution. Lump-sum proceeds from a Puerto Rico qualified retirement plan due to separation of employment or termination of a retirement plan will generally be treated as ordinary income but will be subject to a withholding tax rate of 20%. A special withholding tax rate of 10% may apply instead, if the plan satisfies the following requirements:
(1)
the plan’s trust is organized under the laws of Puerto Rico, or has a Puerto Rico resident trustee and uses such trustee as paying agent; and
(2)
10% of all plan’s trust assets (calculated based on the average balance of the investments of the trust) attributable to participants who are Puerto Rico residents must be invested in “property located in Puerto Rico” for a three-year period.
If these two requirements are not satisfied, the distribution will generally be subject to the 20% tax rate. The three-year period includes the year of the distribution and the two immediately preceding years. In the case of a defined
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contribution plan that maintains separate accounts for each participant, the described 10% investment requirement may be satisfied in the accounts of a participant that chooses to invest in such fashion rather than at the trust level. Property located in Puerto Rico includes shares of stock of a Puerto Rico registered investment company, fixed or variable annuities issued by a domestic insurance company or by a foreign insurance corporation that derives more than 80% of its gross income from sources within Puerto Rico and bank deposits. The 2011 PR Code does not impose a penalty tax in cases of early (premature) distributions from a qualified plan.
In the case of distributions from a qualified plan in the form of annuity or installments as a result of termination of employment, amounts received are taxable in an amount equal to 3% of the after-tax contributions not previously distributed, which would be considered the tax cost. The remaining portion is not taxable until you have recovered the total after-tax contributions made to the qualified plan. You may be able to exclude from gross income up to $11,000, if you are less than 60 years of age, or up to $15,000, if you are at least 60 years of age, of the taxable portion of the installment payments received every year. The above-described distributions that exceed the amount of $35,000 during a taxable year (amount which includes the annual exclusion of $15,000) for retirees that are 60 years old or older, and $31,000 (amount which includes the annual exclusion of $11,000) for other retirees plus the recovery of the consideration paid for the annuity following the 3% recognition of income rule described above, will generally constitute ordinary income subject to a 10% withholding tax.
Upon the occurrence of a “Declared Disaster,” like a hurricane, Retirement Plans are allowed to make Eligible Distributions to a participant resident of Puerto Rico who requests the same. The Eligible Distribution may not exceed $100,000, be made during a period of time to be identified by the Puerto Rico Treasury through administrative guidance and be used to cover damages or losses suffered, and extraordinary expenses incurred by the individual as a result of the Declared Disaster. The first $10,000 will be exempted from income taxation, including the alternate basic tax, and amounts exceeding $10,000 will be subject to a 10% income tax to be withheld at the source, in lieu of any other income tax, including the alternate basic tax.
In contrast, if qualified retirement income, as defined in 4 U.S.C. Section 114(a), is distributed by a dual qualified plan (i.e., a plan qualified under Code Section 401 and under Section 1081.01 of the 2011 PR Code that is funded through a U.S. trust) to a non-Puerto Rico resident, such distribution is not subject to Puerto Rico income tax. The individual must not be a Puerto Rico resident at the time of the distribution and certain requirements must be satisfied by him/her for the distribution to receive this tax treatment.
You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution if You are a resident of Puerto Rico.
Rollover
Deferral of the recognition of income continues upon the receipt of a distribution by a participant from a qualified plan, if the distribution is contributed to another qualified retirement plan or traditional individual retirement account for the employee’s benefit no later than sixty (60) days after the distribution.
ERISA Considerations
In the context of a Puerto Rico qualified retirement plan trust, the IRS has held that the transfer of assets and liabilities from a qualified retirement plan trust under the Code to that type of plan would generally be treated as a distribution includible in gross income for U.S. income tax purposes even if the Puerto Rico retirement plan is a plan described in ERISA Section 1022(i)(1). By contrast, a transfer from a qualified retirement plan trust under the Code to a Puerto Rico qualified retirement plan trust that has made an election under ERISA Section 1022(i)(2) is not treated as a distribution from the transferor plan for U.S. income tax purposes because a Puerto Rico retirement plan that has made an election under ERISA Section 1022(i)(2) is treated as a qualified retirement plan for purposes Code Section 401(a). The IRS has determined that the above described rules prescribing the inclusion in income of transfers of assets and liabilities to a Puerto Rico retirement plan trust described in ERISA Section 1022(i)(1) would be applicable to transfers taking effect after December 31, 2012. Notwithstanding the above, the IRS has held that a Puerto Rico retirement plan described in ERISA Section 1022(i)(1) may participate in a 81-100 group trust because it permits said plan to diversify its investments without adverse tax consequences to the group trust or its investors.
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Transaction Processing Errors (Slippage/Breakage)
Transaction processing errors may occur with respect to ERISA employee pension plans, and the correction of these errors may result in a gain or loss. If the correction of a processing error arising from an error made by the Company results in a loss to your Plan or its Participants, the Company will absorb the loss. If the correction of a processing error arising from an error made by the Company results in any gain, the Company will net any such gain against any losses absorbed by the Company as part of implementing the correction and retain any resulting net gain as a component of its compensation for transaction processing services, including its understanding to make Plan and Participant Accounts whole for losses resulting from BLIC’s processing errors. The Plan will retain gains and absorb losses resulting from processing errors arising from your Plan’s error. Please note that most investment instructions are processed on an “omnibus” or aggregate basis and because of this, whether a shortfall or overage is attributable to a particular plan may not be able to be determined.
Float
Float income is indirect compensation and part of the total compensation that the issuing insurance company, including the Company, receives and will be used to offset its administrative costs. If the Plan’s assets pass through a bank account that provides credits or bears interest, credits and/or accrued interest are used to defray aggregate expenses for the maintenance of bank accounts. Credits and/or interest accrue from the use of (i) uninvested contributions received too late in the day or not received in good order to be invested same-day, and (ii) proceeds from investment option redemptions where Plan distribution checks have not been presented for payment by Participants. Credits and/or interest (i) begin to accrue on contributions, on the date such amounts are deposited into the bank account and end on the date such amounts are invested pursuant to Participant or Plan representative instructions, and (ii) begin to accrue on distributions on the date the check is written or on the wire date, as applicable, and end on the date the check is presented for payment or when the wire clears against the account, as applicable. Assuming the receipt of accurate payroll information, uninvested contributions are typically invested on the same day. Uninvested contributions received late in the day are invested within 24 hours. However, the amount of float may increase in circumstances where contributions are received without appropriate investment instructions. We follow SEC guidelines with respect to such contributions that are “not in good order” and deposit. Should we timely receive good order instructions, contributions are invested within 24 hours of their receipt. Credits and/or interest are earned at the rate the bank provides from time to time. Distributions are generally paid, by check or wire, within 24 hours of receipt of distribution instructions in good order.
Other Information

The Insurance Company
Brighthouse Life Insurance Company (the “Company”) is a Delaware stock life insurance company originally incorporated in Connecticut in 1863. The Company is licensed to conduct business in all states of the United States (except New York), the District of Columbia, the Bahamas, Guam, Puerto Rico, the British Virgin Islands and the U.S. Virgin Islands.
The Company is an indirect wholly-owned subsidiary of, and ultimately controlled by, Brighthouse Financial, Inc. (“BHF”), a publicly-traded company. BHF, through its subsidiaries and affiliates, is one of the largest providers of annuities and life insurance in the U.S. The Company’s executive offices are located at 11225 North Community House Road, Charlotte, North Carolina 28277.
On November 6, 2025, BHF and Aquarian Capital LLC (“Aquarian”) announced that they had entered into a definitive agreement under which an affiliate of Aquarian will acquire BHF. This transaction is subject to the satisfaction or waiver of customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction or waiver of the other conditions, the transaction is expected to be consummated in 2026.
Upon the consummation of the transaction, Aquarian will become the ultimate parent of BHF and the Company will remain an indirect wholly-owned subsidiary of BHF. Although Aquarian will replace BHF as the Company’s ultimate parent, the Company will continue in its present role as the issuer of your contract. All of your rights and benefits under your contract and the Company’s obligations under the contract will remain unchanged.
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Founded in 2017, Aquarian Capital is a diversified global holding company with a strategic portfolio of insurance and asset management solutions. Aquarian is headquartered in New York, NY.
Financial Statements
The financial statements for the Company and for the Separate Account are located in the Statement of Additional Information.
Distribution of the Contracts
Distribution and Principal Underwriting Agreement. The Company has appointed Brighthouse Securities, LLC (“Brighthouse Securities”) to serve as the principal underwriter and distributor of the securities offered through this prospectus, pursuant to the terms of a Distribution and Principal Underwriting Agreement. Both the Company and Brighthouse Securities are indirect, wholly owned subsidiaries of Brighthouse Financial, Inc. Brighthouse Securities also acts as the principal underwriter and distributor of other Variable Annuity contracts and variable life insurance policies issued by the Company and its affiliated companies. The Company reimburses Brighthouse Securities for expenses Brighthouse Securities incurs in distributing the Contracts (e.g., commissions payable to retail broker-dealers who sell the Contracts). The Company also pays amounts to Brighthouse Securities that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for Brighthouse Securities’ management team and other expenses of distributing the Contracts. Brighthouse Securities management team and registered representatives also may be eligible for non-cash compensation items that we may provide jointly with Brighthouse Securities. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. Brighthouse Securities does not retain any fees under the Contracts; however, Brighthouse Securities may receive 12b-1 fees from the Underlying Funds.
Brighthouse Securities’ principal executive offices are located at 11225 North Community House Road, Charlotte, NC 28277. Brighthouse Securities is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (“FINRA”). FINRA provides background information about broker-dealers and their financial representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.
Brighthouse Securities, on behalf of the Company, enters into selling agreements with unaffiliated broker-dealers who are registered with the SEC and are members of FINRA, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by financial representatives who are associated persons of such unaffiliated broker-dealer firms. The Company intends to offer the Contract in all jurisdictions where it is licensed to do business and where the Contract is approved. The Company no longer actively offers the Contracts to new purchasers, but it continues to accept Participants from existing Contracts and Purchase Payments from existing Contract Owners and Plan Participants.
Compensation. Broker-dealers who have selling agreements with Brighthouse Securities are paid compensation for the promotion and sale of the Contracts. Financial representatives who solicit sales of the Contract typically receive a portion of the compensation payable to the broker-dealer firm. The amount the financial representative receives depends on the agreement between the firm and the financial representative. This agreement may also provide for the payment of other types of cash and non-cash compensation and other benefits. A broker-dealer firm or financial representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates.
Compensation is generally paid as a percentage of the Funding Options invested in the Contract. Alternatively, Brighthouse Securities may pay lower compensation on the Funding Options but pay periodic asset-based compensation based on all or a portion of the Contract Value. The amount and timing of compensation may vary depending on the selling agreement but is not expected to exceed 7.5% of Purchase Payments (if up-front compensation is paid to financial representatives) and up to 1.50% annually of average Contract Value (if asset-based compensation is paid to financial representatives).
Brighthouse Securities has also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called “shelf space” arrangements. Under these arrangements, Brighthouse Securities pays separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the Company’s products. These services may include providing the Company with access to the
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distribution network of the broker-dealer, the hiring and training of the broker-dealer’s sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Company’s products.
These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be a flat fee, or based on aggregate, net or anticipated sales of the Contracts, total assets attributable to sales of the Contract by financial representatives of the broker-dealer firm or based on the length of time that a Contract Owner has owned the Contract. Any such compensation payable to a broker-dealer firm will be made by Brighthouse Securities out of its own assets and will not result in any additional direct charge to You. Such compensation may cause the broker-dealer firm and its financial representatives to favor the Company’s products. Brighthouse Securities has entered into preferred distribution arrangements with the unaffiliated broker-dealer firms identified in the Statement of Additional Information. (See the Statement of Additional Information — “Distribution and Principal Underwriting Agreement” for a list of the broker-dealer firms that received additional compensation during 2025, as well as the range of additional compensation paid.)
Brighthouse Securities may have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser or subadviser to one or more Underlying Funds which are offered under the Contracts. Currently, the investment advisory firms include Morgan Stanley Investment Management, Inc. Financial representatives of broker-dealer firms with an affiliated company acting as an adviser or a subadviser may favor these Funds when offering the Contracts.
From time to time, the Company pays organizations, associations and non-profit organizations fees to sponsor the Company’s Variable Annuity Contracts. The Company may also obtain access to an organization’s members to market Our Variable Annuity Contracts. These organizations are compensated for their sponsorship of Our Variable Annuity Contracts in various ways. Primarily, they receive a flat fee from the Company. The Company also compensates these organizations by funding their programs, scholarships, events or awards, such as a principal of the year award. The Company may also lease their office space or pay fees for display space at their events, purchase advertisements in their publications or reimburse or defray their expenses. In some cases, the Company hires organizations including, for example, MetLife Services and Solutions, LLC or Metropolitan Life Insurance Company, with whom We were previously affiliated, to perform administrative and enrollment services for Us, for which they are paid a fee which may be based upon a percentage of the account balances their members hold in the Contract. The Company also may retain finders and consultants to introduce the Company to potential clients and for establishing and maintaining relationships between the Company and various organizations. The finders and consultants are primarily paid flat fees and may be reimbursed for their expenses. The Company or Our affiliates may also pay duly licensed individuals associated with these organizations cash compensation for the sales of the Contracts.
Conformity with State and Federal Laws
The laws of the state in which We deliver a Contract govern that Contract. Where a state has not approved a Contract feature or Funding Option, it will not be available in that state. Any paid-up Annuity, Cash Surrender Value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which We delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the Contract Owner is subject.
Voting Rights
The Company is the legal owner of the shares of the Underlying Funds. However, We believe that when an Underlying Fund solicits proxies in conjunction with a vote of shareholders We are required to obtain from You and from other owners’ instructions on how to vote those shares. We will vote all shares, including those We may own on Our own behalf, and those where We have not received instructions from Contract Owners, in the same proportion as shares for which We received voting instructions. The effect of this proportional voting is that a small number of Contract Owners may control the outcome of a vote. Should We determine that We are no longer required to comply with the above, We will vote on the shares in Our own right. In certain limited circumstances, and when permitted by law, We may disregard voting instructions. If We do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Contract Owners.
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Contract Modification
We reserve the right to modify the Contract to keep it qualified under all related law and regulations that are in effect during the term of this Contract. We will obtain the approval of any regulatory authority needed for the modifications.
Postponement of Payment (the “Emergency Procedure”)
Payment of any benefit or determination of values may be postponed whenever: (1) the NYSE is closed; (2) when trading on the NYSE is restricted; (3) when an emergency exists as determined by the SEC so that disposal of the securities held in the Funding Options is not reasonably practicable or it is not reasonably practicable to determine the value of the Funding Option’s net assets; or (4) during any other period when the SEC, by order, so permits for the protection of Contract Owners. This Emergency Procedure will supersede any provision of the Contract that specifies a Valuation Date. At any time, payments from the Fixed Account may also be delayed.
Restrictions on Financial Transactions
Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require Us to block a Contract Owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about You and Your Contract to government regulators.
Legal Proceedings
In the ordinary course of business, the Company, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.
It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, the Company does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of Brighthouse Securities to perform its contract with the Separate Account or of the Company to meet its obligations under the Contracts.
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Appendix A

Investment Options Available Under the Contract
The following is a list of Underlying Funds under the Contract. More information about the Underlying Funds is available in the prospectuses for the Underlying Funds, which may be amended from time to time and can be found online at https://dfinview.com/BHF/PUFT/BHF123. You can also request this information at no cost by calling (833) 208-3018 or sending an email request to rcg@brighthousefinancial.com. Availability of Underlying Funds may vary by employer or Plan Administrator. You should reference Your Plan documents or speak with Your employer or Plan Administrator for the Underlying Funds available to You.
The current expenses and performance information below reflects fees and expenses of the Underlying Funds, but do not reflect the other fees and expenses that Your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Underlying Fund’s past performance is not necessarily an indication of future performance.
Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital.	American Funds Global Growth Fund — Class 2# Capital Research and Management CompanySM	0.65%	21.62%	8.23%	12.17%
Seeks growth of capital.	American Funds Growth Fund — Class 2 Capital Research and Management CompanySM	0.58%	20.24%	13.37%	17.97%
Seeks long-term growth of capital and income.	American Funds Growth-Income Fund — Class 2 Capital Research and Management CompanySM	0.53%	18.06%	13.90%	13.92%
Seeks growth of capital.	American Funds® Aggressive Allocation Portfolio — Class C‡ Brighthouse Investment Advisers, LLC	0.99%	19.90%	9.30%	10.88%
Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	American Funds® Balanced Allocation Portfolio — Class C‡ Brighthouse Investment Advisers, LLC	0.96%	17.02%	7.26%	8.99%
Seeks a high total return in the form of income and growth of capital, with a greater emphasis on income.	American Funds® Moderate Allocation Portfolio — Class C‡ Brighthouse Investment Advisers, LLC	0.95%	14.46%	5.71%	7.30%
Seeks to maximize total return, consistent with income generation and prudent investment management.	BlackRock High Yield Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: BlackRock Financial Management, Inc.	0.63%	9.15%	4.94%	6.62%
Seeks growth of capital.	Brighthouse Asset Allocation 100 Portfolio — Class B‡ Brighthouse Investment Advisers, LLC	0.96%	17.06%	8.63%	10.70%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks long-term capital appreciation.	Brighthouse Small Cap Value Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Allspring Global Investments, LLC	1.03%	-3.21%	6.43%	8.07%
Seeks long-term capital appreciation.	Brighthouse/Wellington Large Cap Research Portfolio — Class E# Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.69%	15.74%	12.14%	13.45%
Seeks total return through investment in real estate securities, emphasizing both capital appreciation and current income.	CBRE Global Real Estate Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: CBRE Investment Management Listed Real Assets LLC	0.66%	7.11%	4.30%	4.22%
Seeks long-term capital appreciation.	Harris Oakmark International Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Harris Associates L.P.	0.72%	33.17%	6.72%	7.01%
Seeks capital growth and income.	Invesco Comstock Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.81%	17.31%	15.15%	11.83%
Seeks capital appreciation.	Invesco Global Equity Portfolio — Class E# Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.73%	15.71%	7.40%	11.12%
Seeks long-term growth of capital.	Invesco Small Cap Growth Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.74%	6.17%	-0.66%	9.27%
Seeks long-term capital growth.	JPMorgan Small Cap Value Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: J.P. Morgan Investment Management Inc.	0.79%	12.48%	9.93%	9.09%
Seeks long-term growth of capital.	Loomis Sayles Growth Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.55%	15.21%	15.06%	14.19%
Seeks capital appreciation.	MFS® Research International Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.81%	22.41%	5.54%	7.57%
Seeks maximum real return, consistent with preservation of capital and prudent investment management.	PIMCO Inflation Protected Bond Portfolio — Class A Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	1.13%	7.93%	1.40%	3.35%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks maximum total return, consistent with the preservation of capital and prudent investment management.	PIMCO Total Return Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	0.83%	8.90%	-0.07%	2.30%
Seeks to provide total return, primarily through capital appreciation.	State Street Emerging Markets Enhanced Index Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc	0.55%	34.45%	6.31%	—
Seeks long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.	T. Rowe Price Large Cap Value Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.78%	12.05%	10.28%	10.09%
Seeks long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.	T. Rowe Price Large Cap Value Portfolio — Class E†† Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.68%	12.16%	10.39%	10.20%
Seeks high total return by investing in equity securities of mid-sized companies.	Victory Sycamore Mid Cap Value Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Victory Capital Management Inc.	0.85%	2.29%	9.62%	9.58%
Seeks a competitive total return primarily from investing in fixed-income securities.	BlackRock Bond Income Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.38%	7.95%	-0.17%	2.38%
Seeks long-term growth of capital.	BlackRock Capital Appreciation Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.56%	13.19%	11.07%	15.80%
Seeks a high level of current income consistent with prudent investment risk and preservation of capital.	BlackRock Ultra-Short Term Bond Portfolio — Class E# Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.52%	3.99%	2.93%	1.95%
Seeks a high level of current income, with growth of capital as a secondary objective.	Brighthouse Asset Allocation 20 Portfolio — Class B#‡ Brighthouse Investment Advisers, LLC	0.93%	9.25%	2.06%	3.97%
Seeks high total return in the form of income and growth of capital, with a greater emphasis on income.	Brighthouse Asset Allocation 40 Portfolio — Class B‡ Brighthouse Investment Advisers, LLC	0.91%	11.50%	3.84%	5.69%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	Brighthouse Asset Allocation 60 Portfolio — Class B‡ Brighthouse Investment Advisers, LLC	0.91%	13.77%	5.55%	7.47%
Seeks growth of capital.	Brighthouse Asset Allocation 80 Portfolio — Class B‡ Brighthouse Investment Advisers, LLC	0.93%	15.63%	7.18%	9.22%
Seeks long-term capital appreciation with some current income.	Brighthouse/Wellington Balanced Portfolio — Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.52%	12.67%	7.45%	9.41%
Seeks to provide a growing stream of income over time and, secondarily, long-term capital appreciation and current income.	Brighthouse/Wellington Core Equity Opportunities Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.62%	7.83%	8.29%	10.73%
Seeks maximum capital appreciation.	Frontier Mid Cap Growth Portfolio — Class D# Brighthouse Investment Advisers, LLC Subadviser: Frontier Capital Management Company, LLC	0.79%	5.08%	3.68%	10.04%
Seeks long-term growth of capital.	Jennison Growth Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Jennison Associates LLC	0.54%	14.04%	10.28%	16.71%
Seeks to track the performance of the Standard & Poor’s 500® Composite Stock Price Index.	MetLife Stock Index Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.27%	17.59%	14.13%	14.53%
Seeks a favorable total return through investment in a diversified portfolio.	MFS® Total Return Portfolio — Class F# Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.82%	10.89%	6.20%	7.44%
Seeks capital appreciation.	MFS® Value Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.58%	13.29%	10.11%	10.27%
Seeks high total return, consisting principally of capital appreciation.	Neuberger Berman Genesis Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Neuberger Berman Investment Advisers LLC	0.81%	-4.57%	2.86%	9.12%
Seeks long-term growth of capital.	T. Rowe Price Large Cap Growth Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.81%	15.45%	9.37%	14.10%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks long-term capital growth.	T. Rowe Price Small Cap Growth Portfolio — Class B Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.76%	10.00%	5.48%	10.60%
Seeks to maximize total return consistent with preservation of capital.	Western Asset Management Strategic Bond Opportunities Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company LLC	0.57%	9.07%	1.42%	4.03%
Seeks to maximize total return consistent with preservation of capital and maintenance of liquidity.	Western Asset Management U.S. Government Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company LLC	0.50%	7.07%	0.59%	1.82%
Seeks long-term capital appreciation.	Contrafund® Portfolio — Service Class 2 Fidelity Management & Research Company LLC Subadviser: FMR UK, FMR HK, and FMR Japan	0.79%	21.24%	15.08%	15.49%
Seeks long-term growth of capital.	Mid Cap Portfolio — Service Class 2 Fidelity Management & Research Company LLC Subadviser: FMR UK, FMR HK, and FMR Japan	0.80%	11.49%	9.83%	10.31%
Seeks long-term capital growth.	Franklin Small-Mid Cap Growth VIP Fund — Class 2† Franklin Advisers, Inc.	1.09%	2.52%	1.03%	9.89%
Seeks long-term capital appreciation.	Templeton Emerging Markets VIP Fund — Class 2^^ Templeton Asset Management Ltd. Subadviser: Franklin Templeton Investment Management Limited	1.37%	46.27%	5.46%	10.40%
Seeks long-term capital growth.	Templeton Foreign VIP Fund — Class 2# Templeton Investment Counsel, LLC	1.08%	29.19%	8.25%	5.75%
Seeks long-term growth of capital.	Janus Henderson Enterprise Portfolio — Service Shares Janus Henderson Investors US LLC	0.97%	7.41%	7.35%	12.51%
Seeks to maximize total return, consistent with prudent investment management. Total return consists of income and capital appreciation.	Western Asset Corporate Bond Fund — Class A Legg Mason Partners Fund Advisor, LLC Subadvisers: Western Asset Management Company, LLC; Western Asset Management Company Limited; Western Asset Management Company Pte. Ltd.; Western Asset Management Company Ltd.	0.90%	4.06%	-1.32%	2.84%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks capital appreciation.	ClearBridge Variable Growth Portfolio — Class I Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC	0.87%	13.32%	5.24%	7.47%
Seeks long-term growth of capital.	ClearBridge Variable Small Cap Growth Portfolio — Class I Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC	0.81%	9.23%	-0.17%	9.38%
Seeks to maximize total return.	Western Asset Variable Global High Yield Bond Portfolio — Class I Legg Mason Partners Fund Advisor, LLC Subadvisers: Western Asset Management Company, LLC; Western Asset Management Company Limited; Western Asset Management Company Pte. Ltd.	0.81%	9.96%	2.56%	5.33%
Seeks long-term capital appreciation.	LVIP ClearBridge Appreciation Fund — Class I# Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC	0.70%	14.50%	12.72%	13.34%
Seeks dividend income, growth of dividend income and long-term capital appreciation.	LVIP ClearBridge Dividend Strategy Fund — Class I# Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC	0.75%	12.62%	11.86%	12.46%
Seeks long-term growth of capital.	LVIP ClearBridge Large Cap Growth Fund — Class I# Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC	0.74%	8.62%	10.57%	14.46%
Seeks long-term growth of capital as its primary objective. Current income is a secondary objective.	LVIP ClearBridge Large Cap Value Fund — Class I# Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC	0.72%	10.20%	10.11%	10.01%
#
Certain Underlying Funds and their investment advisers have entered into temporary expense reimbursements and/or fee waivers, which are reflected in the Current Expenses. Please see the Underlying Funds' prospectuses for additional information regarding these arrangements.
‡
This Underlying Fund is a fund of funds and invests substantially all of its assets in other underlying funds. Because the Underlying Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.
†
Not available under all Contracts. Availability depends on Contract issue date.
††
Closed to new investments except under dollar cost averaging and rebalancing programs in existence at the time of closing.
^^
Until May 1, 2026, the name of this Underlying Fund is Templeton Developing Markets VIP Fund.
The following lists the Fixed Account option currently available under the Contract. The Fixed Account listed below will also be used if You participate in the DCA program and instruct Us to make transfers to or from the Fixed Account. We may change the features of the Fixed Account listed below, offer new Fixed Account investment options, and terminate existing Fixed Account investment options. We will provide You with written notice before doing so. Availability of the Fixed Account may vary by employer or Plan Administrator. You should reference Your Plan documents or speak with Your employer or Plan Administrator for the investment options available to You.

Note: Full surrenders from the Fixed Account due to Contract discontinuations will be subject to a Market Value Adjustment. This may result in a significant reduction in Your Fixed Account Contract Value. See “Charges, Deductions, and Adjustments – Market Value Adjustment” for more information.
Name	Term (Guarantee Period)	Guaranteed Minimum Interest Rate
Fixed Account	12 months	1%

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Appendix B

Underlying Funds with Different Legal And Marketing Names
Series Fund/Trust	Portfolio/Series	Marketing Name
American Funds Insurance Series®	Global Growth Fund	American Funds Global Growth Fund
American Funds Insurance Series®	Growth-Income Fund	American Funds Growth-Income Fund
American Funds Insurance Series®	Growth Fund	American Funds Growth Fund
Fidelity® Variable Insurance Products	Contrafund® Portfolio	Fidelity VIP Contrafund® Portfolio
Fidelity® Variable Insurance Products	Mid Cap Portfolio	Fidelity VIP Mid Cap Portfolio
Annuity Contract Legal And Marketing Name
Annuity Contract	Marketing Name
Registered Fixed Account Option	Fixed Account
Appendix C

Competing Funds
The Underlying Funds listed below are Competing Funds, defined as any investment option under the Plan which, in Our opinion consists primarily of fixed income securities and/or money market instruments.
•
BlackRock Bond Income Portfolio
•
BlackRock High Yield Portfolio
•
BlackRock Ultra-Short Term Bond Portfolio
•
Brighthouse Asset Allocation 20 Portfolio
•
Western Asset Corporate Bond Portfolio
•
Western Asset Variable Global High Yield Bond Portfolio
•
PIMCO Inflation Protected Bond Portfolio
•
PIMCO Total Return Portfolio
•
Western Asset Management Strategic Bond Opportunities Portfolio
•
Western Asset Management U.S. Government Portfolio
C-1

The statement of additional information (SAI) includes additional information about the Separate Account and the Company. The SAI is dated the same as this prospectus and is incorporated by reference. The SAI is available, without charge, upon request. For a free copy of the SAI or to request more information about the Contract, and to make investor inquiries, call us at (833) 208-3018.
Reports and other information about the Separate Account and the Company are available on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier No. is Brighthouse Separate Account QPN for Variable Annuities C000075342
Brighthouse Life insurance Company (RILA MVA) C000266107

Brighthouse Retirement Perspectives
STATEMENT OF ADDITIONAL INFORMATION
Dated
April 27, 2026
For Variable Annuity Contracts
Brighthouse Separate Account QPN for Variable Annuities
ISSUED BY
BRIGHTHOUSE LIFE INSURANCE COMPANY
This Statement of Additional Information (“SAI”) is not a prospectus but relates to, and should be read in conjunction with, the Prospectus dated April 27, 2026. A copy of the Contract Prospectus may be obtained by writing to Brighthouse Life Insurance Company, P.O. Box 4261, Clinton, IA 52733-4261, or by calling (833) 208-3018, by visiting https://dfinview.com/BHF/PUFT/BHF123 or by accessing the Securities and Exchange Commission’s website at http://www.sec.gov/.
The SAI contains information in addition to the information described in the Prospectus for the Annuity Contracts (the “Contract(s)”) offered by Brighthouse Life Insurance Company (“we”, “our”, or the “Company”).
Book 095 SAI

THE INSURANCE COMPANY
Brighthouse Life Insurance Company (“BLIC” or the “Company”) is a Delaware corporation originally incorporated in Connecticut in 1863. Prior to March 6, 2017, BLIC was known as MetLife Insurance Company USA. BLIC is licensed to conduct business in all U.S. states (except New York), the District of Columbia, the Bahamas, Guam, Puerto Rico, the British Virgin Islands and the U.S. Virgin Islands. BLIC is an indirect, wholly-owned subsidiary of, and ultimately controlled by, Brighthouse Financial, Inc. (“BHF”), a publicly-traded company. Prior to August 4, 2017, the Company was an indirect wholly-owned subsidiary of MetLife, Inc. On that date, MetLife, Inc. distributed approximately 80.8% of BHF’s common stock to holders of MetLife Inc.’s common stock, and BHF became a separate, publicly-traded company. BHF, through its subsidiaries and affiliates, is one of the largest providers of annuities and life insurance in the U.S. BLIC’s executive offices are located at 11225 North Community House Road, Charlotte, NC 28277.
On November 6, 2025, BHF and Aquarian Capital LLC (“Aquarian”) announced that they had entered into a definitive agreement under which an affiliate of Aquarian will acquire BHF. This transaction is subject to the satisfaction or waiver of customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction or waiver of the other conditions, the transaction is expected to be consummated in 2026.
Upon the consummation of the transaction, Aquarian will become the ultimate parent of BHF and BLIC will remain an indirect wholly-owned subsidiary of BHF. Although Aquarian will replace BHF as BLIC’s ultimate parent, BLIC will continue in its present role as the issuer of your Contract. All of your rights and benefits under your Contract and BLIC’s obligations under the Contract will remain unchanged.
Brighthouse Life Insurance Company History
MetLife Insurance Company USA: From the close of business on November 14, 2014 to March 6, 2017, BLIC was called MetLife Insurance Company USA (“MetLife USA”). MetLife USA was established following the close of business on November 14, 2014, when MetLife Investors USA Insurance Company, a wholly-owned subsidiary of MetLife Insurance Company of Connecticut, MetLife Investors Insurance Company and Exeter Reassurance Company, Ltd. were merged into MetLife Insurance Company of Connecticut, and MetLife Insurance Company of Connecticut was then renamed MetLife Insurance Company USA. Simultaneously, MetLife USA changed its domicile from Connecticut to the state of Delaware. As a result of this merger, MetLife USA assumed legal ownership of all of the assets of these predecessor companies, including assets held in the separate accounts, and became responsible for administering the contracts and paying any benefits due under all contracts issued by each of its corporate predecessors. These predecessor companies that issued contracts on and prior to November 14, 2014 were the following:
•MetLife Insurance Company of Connecticut: MetLife Insurance Company of Connecticut (“MICC”), originally chartered in Connecticut in 1863, was known as Travelers Insurance Company prior to May 1, 2006. MICC changed its name to MetLife Insurance Company USA and its state of domicile to Delaware after November 14, 2014 as described under “MetLife Insurance Company USA” above.
•MetLife Life and Annuity Company of Connecticut: MetLife Life and Annuity Company of Connecticut (MLAC), originally chartered in Connecticut in 1973, was known as Travelers Life and Annuity Company prior to May 1, 2006. On or about December 7, 2007, MLAC merged with and into MICC.
•MetLife Investors USA Insurance Company: MetLife Investors USA Insurance Company (MLI USA), originally chartered in Delaware in 1960, was known as Security First Life Insurance Company prior to January 8, 2001. MLI USA was merged into BLIC after the close of business on November 14, 2014, as described under “MetLife Insurance Company USA” above.
•MetLife Investors Insurance Company: MetLife Investors Insurance Company (MLI), originally chartered in Missouri in 1981, was known as Cova Financial Services Life Insurance Company prior to February 12, 2001. MLI was merged into BLIC after the close of business on November 14, 2014, as described under “MetLife Insurance Company USA” above.
•MetLife Investors Insurance Company of California: MetLife Investors Insurance Company of California (MLI-CA), originally chartered in California in 1972, was known as Cova Financial Life Insurance Company prior to February 12, 2001. On November 9, 2006 MLI-CA merged with and into MLI.
2

The Separate Account. Additionally, the operations of the Separate Account are subject to the provisions of Section 38a-433 of the Connecticut General Statutes, which authorizes the Commissioner to adopt regulations under it. Section 38a-433 contains no restrictions on the investments of the Separate Account, and the Commissioner has adopted no regulations under the Section that affect the Separate Account. The Company holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from the Company’s general corporate assets. Records are maintained of all purchases and redemptions of the Underlying Funds held in each of the Variable Funding Options.
SERVICES
BLIC maintains certain books and records of the Separate Account and provides certain issuance and other administrative services for the Contracts. Pursuant to a services agreement, Computer Sciences Corporation, through its affiliate Alliance-One Services, Inc., provides certain other administrative and recordkeeping services for the Contracts as well as other contracts and policies issued by BLIC. The amount paid by Brighthouse Services, LLC on behalf of BLIC to Computer Sciences Corporation for the period January 1, 2023 through December 31, 2023 was $4,681,080, for the period January 1, 2024 through December 31, 2024 was $4,435,568, and for the period January 1, 2025 through December 31, 2025 was $4,175,450.
PRINCIPAL UNDERWRITER
Brighthouse Securities, LLC (“Brighthouse Securities”) serves as principal underwriter for the Separate Account and the Contracts. The offering is continuous. Brighthouse Securities’ principal executive offices are located at 11225 North Community House Road, Charlotte, NC 28277. Brighthouse Securities and the Company are affiliates because they are both under common control of Brighthouse Financial, Inc.
CUSTODIAN
Brighthouse Life Insurance Company, 11225 North Community House Road, Charlotte, NC 28277, is the custodian of the assets of the Separate Account. The custodian has custody of all cash of the Separate Account and handles the collection of proceeds of shares of the underlying funds bought and sold by the Separate Account.
PRINCIPAL UNDERWRITING AND DISTRIBUTION AGREEMENT
Information about the distribution of the Contracts is contained in the prospectus (see “Other Information — Distribution of the Contracts”). Additional information is provided below.
Under the terms of the Principal Underwriting and Distribution Agreement among the Separate Account, Brighthouse Securities and the Company, Brighthouse Securities acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts. The Company reimburses Brighthouse Securities for certain sales and overhead expenses connected with sales functions.
The following table shows the amount of commissions paid to and the amount of commissions retained by the principal underwriter. Brighthouse Securities was the recipient of these commissions thereafter.
Underwriting Commissions
Year	Underwriting Commissions Paid to the Distributor by the Company	Amount of Underwriting Commissions Retained by the Distributor
2025	$737,658,036	$0
2024	$724,114,938	$0
2023	$665,088,655	$0
3

The Company and Brighthouse Securities have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called “shelf space” arrangements. Under these arrangements, the Company and Brighthouse Securities pay separate, additional compensation to the broker-dealer firms for services the broker-dealer firms provide in connection with the distribution of the Company’s products. These services may include providing the Company with access to the distribution network of the broker-dealer firms, the hiring and training of the broker-dealer firms’ sales personnel, the sponsoring of conferences and seminars by the broker-dealer firms, or general marketing services performed by the broker-dealer firms. The broker-dealer firms may also provide other services or incur other costs in connection with distributing the Company’s products.
These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on aggregate, net or anticipated sales of the Contract, total assets attributable to sales of the Contract by registered representatives of the broker-dealer firms or based on the length of time that a Contract Owner has owned the Contract. Any such compensation payable to a broker-dealer firm will be made by Brighthouse Securities or the Company out of their own assets and will not result in any additional direct charge to You. Such compensation may cause the broker dealer firms and their registered representatives to favor the Company’s products.
The principal underwriter or the Company paid the following amounts during 2025. The amount of additional compensation (non-commission amounts) paid to selected broker-dealer firms during 2025 ranged from $207 to $16,244,724*. The amount of commissions paid to selected broker-dealer firms during 2025 ranged from $14,249 to $97,879,821. The amount of total compensation (includes non-commission as well as commission amounts) paid to selected broker-dealer firms during 2025 ranged from $14,249 to $114,124,545*.
*
For purposes of this calculation, the additional compensation (non-commission) amounts received by a selling firm includes additional compensation received by the firm for the sale of insurance products issued by our affiliate Brighthouse Life Insurance Company of NY.
The following list sets forth the names of broker-dealer firms that have entered into preferred distribution arrangements with the Company and Brighthouse Securities under which the broker-dealer firms received additional compensation in 2025 in connection with the sale of Our Variable Annuity contracts, variable life policies and other insurance products (including the Contracts). The broker-dealer firms are listed in alphabetical order:
American Portfolios Financial Services, Inc.
Ameriprise Financial Services, Inc.
Ameritas Investment Corp.
Arvest Investments, Inc.
Benjamin F. Edwards & Company, Inc.
BNY Mellon Securities Corporation
Cambridge Investment Research, Inc.
Capital Investment Brokerage, Inc.
Capital Investments Group, Inc.
Centaurus Financial, Inc.
Cetera Advisors LLC
Cetera Advisor Networks LLC
Cetera Financial Specialists LLC
Cetera Investment Services LLC
CFD Investments, Inc.
Citigroup Global Markets, Inc.
Citizens Securities, Inc.
Commonwealth Financial Network
Copper Financial Network, LLC
Equitable Advisors, LLC
Equity Services, Inc.
Fifth Third Securities, Inc.
First Citizens Investor Services, Inc.
First Heartland Capital, Inc.
Founders Financial Securities LLC
FSC Securities Corporation
Geneos Wealth Management, Inc.
4

Gradient Securities, LLC
GWN Securities Inc.
Hornor, Townsend & Kent, LLC
Independent Financial Group, LLC
Infinex Investments, Inc.
Integrity Alliance, LLC
Investacorp Advisory Services, Inc.
Janney Montgomery Scott LLC
J.P. Morgan Securities LLC
J.W. Cole Financial, Inc.
Kestra Investment Services, LLC
Key Investment Services LLC
KMS Financial Services, Inc.
Lifemark Securities Corp.
Lincoln Financial Advisors Corporation
Lincoln Financial Securities Corporation
Lincoln Investment Planning, Inc.
Lion Street Financial, LLC
LPL Financial Corp. Affiliates
LPL Financial LLC
Merrill Lynch, Pierce, Fenner & Smith Inc
MML Investors Services, LLC
Morgan Stanley Smith Barney LLC
Navy Federal Financial Group, LLC
OneAmerica Securities, Inc.
Oppenheimer & Co. Inc.
OSAIC Wealth, Inc.
Packerland Brokerage Services, Inc.
Park Avenue Securities LLC
PFS Investments Inc.
Raymond James & Associates, Inc.
RBC Capital Markets, LLC
Robert W. Baird & Co
Rockerfeller Capital Management
Royal Alliance Associates, Inc.
SagePoint Financial, Inc.
Santander Securities LLC
Securities America, Inc.
Securities Service Network, LLC
Stifel, Nicolaus & Company, Incorporated
The Leaders Group, Inc.
The O.N. Equity Sales Company
Transamerica Financial Advisors, Inc.
Triad Advisors LLC
Truist Investment Services, Inc.
UBS Financial Services Inc.
United Planners Financial Services of America
U.S. Bancorp Advisors, LLC
U.S. Bancorp Investments, Inc.
USA Financial Securities Corporation
ValMark Securities, Inc.
Voya Financial Advisors, Inc.
Wells Fargo Advisors, LLC
Woodbury Financial Services, Inc.
5

There are other broker-dealer firms who receive compensation for servicing our contracts, and the account value of the contracts or the amount of added purchase payments received may be included in determining their additional compensation, if any.
Reduction or Elimination of the Withdrawal Charge. We may reduce or eliminate the withdrawal charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. We will not reduce or eliminate the withdrawal charge where such reduction or elimination would be unfairly discriminatory to any person.
CALCULATION OF ANNUITY UNIT VALUE
The value of the Accumulation Units for each Funding Option was initially established at $1.00. The value of an Accumulation Unit on any Valuation Date is determined by multiplying the value on the preceding Valuation Date by 1.000 plus the net investment factor for the Valuation Period just ended. The net investment factor is used to measure the investment performance of a Funding Option from one Valuation Period to the next. The net investment factor for a Funding Option for any Valuation Period is equal to (a) minus (b), divided by (c) where:
(a) = investment income plus capital gains and losses (whether realized or unrealized);
(b) = any deduction for applicable taxes (presently zero); and
(c) = the value of the assets of the Funding Option at the beginning of the Valuation Period.
The net investment factor may be either positive or negative. A Funding Option’s investment income includes any distribution whose ex-dividend date occurs during the Valuation Period. The net investment factor is then reduced by a maximum charge of 0.000034247 for each day in the Valuation Period which is the daily equivalent of the maximum annual Separate Account Charge.
Legal or Regulatory Restrictions on Transactions
If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company may also be required to block a contract Owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, death benefits or continue making Annuity Payments until instructions are received from the appropriate regulator.
ADVERTISEMENT OF THE SEPARATE ACCOUNT
From time to time, We advertise the performance of various Funding Options of the Separate Account, including standardized and non-standardized performance. Performance may be calculated based upon historical performance of the Underlying Funds and may assume that the Funding Options were in existence prior to their inception dates. Any performance data that includes all or a portion of the time between the Underlying Fund inception date and the Funding Option inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Funding Option had been introduced as of the Underlying Fund inception date. After the inception date, actual accumulation unit or annuity unit data is used. Historical performance information should not be relied on as a guarantee of future performance results.
Advertisements regarding the Separate Account may contain comparisons of hypothetical after-tax returns of currently taxable investments versus returns of tax deferred investments. From time to time, the Separate Account may compare the performance of its Funding Options with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes. From time to time, the Separate Account may advertise its performance ranking among similar investments or compare its performance to averages as compiled by independent organizations, such as Morningstar, Inc. and The Wall Street Journal. The Separate Account may also advertise its performance in comparison to appropriate indices, such as the Standard & Poor’s 500 Composite Stock Price Index.
Past performance is no guarantee of future results. Any illustration should not be relied on as a guarantee of future results.
6

ADVERTISEMENT OF THE SEPARATE ACCOUNT
From time to time, We advertise the performance of various Funding Options of the Separate Account, including standardized and non-standardized performance. Performance may be calculated based upon historical performance of the Underlying Funds and may assume that the Funding Options were in existence prior to their inception dates. Any performance data that includes all or a portion of the time between the Underlying Fund inception date and the Funding Option inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Funding Option had been introduced as of the Underlying Fund inception date. After the inception date, actual accumulation unit or annuity unit data is used. Historical performance information should not be relied on as a guarantee of future performance results.
Advertisements regarding the Separate Account may contain comparisons of hypothetical after-tax returns of currently taxable investments versus returns of tax deferred investments. From time to time, the Separate Account may compare the performance of its Funding Options with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes. From time to time, the Separate Account may advertise its performance ranking among similar investments or compare its performance to averages as compiled by independent organizations, such as Morningstar, Inc. and The Wall Street Journal. The Separate Account may also advertise its performance in comparison to appropriate indices, such as the Standard & Poor’s 500 Composite Stock Price Index.
Past performance is no guarantee of future results. Any illustration should not be relied on as a guarantee of future results.
7

Market Value Adjustment Examples
A Market Value Adjustment may only apply to full surrenders from the Fixed Account due to Contract discontinuations. The Company does not assess a Market Value Adjustment against the Contract Value in the Separate Account. The amount payable to the Contract Owner may be increased or decreased by the application of the Market Value Adjustment formula to the Contract Value in the Fixed Account. This is the Market Adjusted Value. A negative Market Value Adjustment will result in loss. In extreme circumstances, You could lose up to 100% of the amount withdrawn or surrendered from the Fixed Account due to a negative Market Value Adjustment.
If the Contract is part of a retirement program, Market Adjusted Values are based on a Plan's Contract Value in the Fixed Account. The Plan will determine any application of a Market Value Adjustment to a Participant's Individual Account. If You are a Participant, contact Your Plan Administrator/Trustee or Your employer regarding whether the Market Value Adjustment will affect a Participant's Individual Account when the Contract is terminated.
If Your Contract Value is subject to both a Market Value Adjustment and a withdrawal charge, the Market Value Adjustment will be applied first. Any applicable withdrawal charges, taxes or other amounts deducted from the Fixed Account Contract Value upon surrender will be deducted from the Market Adjusted Value. A withdrawal charge will generally apply if You make a partial or full surrender of Your Contract. See “Access to Your Money - Contract Discontinuance” in the prospectus for more details about when a Market Value Adjustment will apply.
The Market Value Adjustment reflects the relationship, at the time of surrender, between the rate of interest credited to funds on deposit under the Fixed Account at the time of discontinuance to the rate of interest credited on new deposits at the time of discontinuance. The purpose of the Market Value Adjustment is to generally transfer from Us to You the risk of losses on the fixed income investments that We acquire to support Our obligations under the Fixed Account if You prematurely liquidate Your investment. Generally, if interest rates increase from the time that Purchase Payments are originally allocated to the Fixed Account to the time that the Contract is discontinued, one could expect the Market Value Adjustment to be negative. If interest rates decrease in that time period, one could expect the Market Value Adjustment to be positive.
The examples below are intended to show how the Market Value Adjustment is calculated and how it would be applied when there is a full surrender upon discontinuation of the Contract. Example A will illustrate negative Market Adjusted Value and Example B will illustrate a positive Market Adjusted Value. The formula is the following:
Market Adjusted Value = Contract Value × (1 + RO)5 / (1 + R1 + .0025†)5
Where:
R0 is the weighted average of all interest rates credited to all amounts in the Fixed Account at the time of termination, and
R1 is the interest rate credited on new deposits for this class of Contracts at the time of termination.
†
25 basis points is the margin to cover liquidating the specific level of assets when a Market Adjusted Value calculation is triggered. The rate is set by the underlying Contract as part of the overall market adjustment formula.

The Market Adjusted Value will be greater than the Contract Value when the weighted average interest rate credited to the Contract is more than 0.25% (0.0025) higher than the credited rates on new deposits. The Market Adjusted Value will be less than the Contract Value when the weighted average interest rate credited to the Contract is less than 0.25% (0.0025) higher than the credited rates on new deposits.
Example A — Negative Market Adjusted Value:
A negative Market Adjusted Value results when credited interest rates are higher on new deposits than the weighted average interest rate credited to the Contract.
For example, assume new deposits are crediting 4.50%, and the weighted average interest rate credited to the Contract is 4.00%. The Contract Value at the time of discontinuance is $100,000.
Illustration:
The weighted average of all interest rates credited to all amounts in the Fixed Account	4.00%	Represented by RO
8

Interest rate credited on new deposits for this class of Contracts	4.50%	Represented by R1
Contract Value	$100,000.00	Represented by Contract Value
Calculation Steps:
(1 + RO)	104.00%	1 + 4.00% = 104.00%
(1 + RO)[5]	121.6653%	104.00%[5] = 121.6653%
(1 + R1 + .25%)	104.75%	1 + 4.50% + .25% = 104.75%
(1 + R1 + .25%)[5]	126.1160%	104.75%[5] = 126.1160%
(1 + RO)5 / (1 +R1 + .25%)[5]	96.4710%	121.6653% / 126.1160% = 96.4710%
Market Adjusted Value = Contract Value x (1 + RO)5 / (1 +R1 + .25%)[5]	$96,470.95 (Rounded)	$100,000.00 x 96.4710%
The Market Adjusted Value ($96,470.95) compared to the Contract Value ($100,000.00) represents a negative adjustment and a loss for the contract owner.
Example B — Positive Market Adjusted Value:
A positive Market Adjusted Value generally results when credited interest rates are lower on new deposits than the weighted average interest rate credited to the Contract.
Assume new deposits are credited 4.50%, and the weighted average interest rate credited to the Contract is 5.00%. The Contract Value at the time of discontinuance is $100,000.
Illustration:
The weighted average of all interest rates credited to all amounts in the Fixed Account	5.00%	Represented by RO
Interest rate credited on new deposits for this class of Contracts	4.50%	Represented by R1
Contract Value	$100,000.00	Represented by Contract Value
Calculation Steps:
(1 + RO)	105.00%	1 + 5.00% = 105.00%
(1 + RO)[5]	127.6282%	105.00%[5] = 127.6282%
(1 + R1 + .25%)	104.75%	1 + 4.50% + .25% = 104.75%
(1 + R1 + .25%)[5]	126.1160%	104.75%[5] = 126.1160%
(1 + RO)5 / (1 +R1 + .25%)[5]	101.1990%	127.6282% / 126.1160% = 101.1990%
Market Adjusted Value = Contract Value x (1 + RO)5 / (1 +R1 + .25%)[5]	$101,199.03 (Rounded)	$100,000.00 x 101.1990%
The Market Adjusted Value ($101,199.03) compared to the Contract Value ($100,000.00) represents a positive adjustment and a gain for the contract owner.
9

TAXES
Qualified Annuity Contracts
Annuity contracts purchased through tax qualified plans are subject to limitations imposed by the Code and regulations as a condition of tax qualification. There are various types of tax qualified plans which have certain beneficial tax consequences for Contract owners and plan participants.
Types of Qualified Plans
The following list includes individual account-type plans which may hold an annuity Contract as described in the Prospectus. Except for Traditional IRAs and Roth IRAs, they are established by an employer for participation of its employees.
401(k), 401(a)
Established by for-profit employers, Section 501(c)(3) tax exempt and non-tax exempt entities, Indian Tribes.
Limits for Individual Contributions:
Plan Type	Elective Contribution	Maximum Catch-up Contribution (ages 50-59 and 64+)	Maximum Catch-up Contribution (ages 60-63)
401(k)	$24,500	$8,000	$11,250
Dollar limits are for 2026 and are subject to cost-of-living adjustments in future years. Employer-sponsored individual account plans (other than 457(b) plans) may provide for additional employer contributions not to exceed the lesser of $72,000 and 100% of an employee’s compensation for 2026 (reduced by any employee elective contributions). If allowed by the plan, catch-up contributions and special catch-up contributions for participants ages 60-63 may be made by participants in 401(k), 403(b), and governmental 457(b) plans. Certain grandfathered SARSEP plans may also allow for employee contributions, catch-up contributions and enhanced catch-up contributions for employees aged 60-63. Starting in 2026, if a qualified employer plan permits catch-up contributions, those catch-up contributions may be required to be made into the plan’s Roth account if the employee has compensation above a certain threshold in the prior year. This generally applies to certain higher income participants. Consult a tax adviser and consult your plan administrator if you participate in one of these employer-sponsored retirement plans.
ERISA
If your plan is subject to ERISA and You are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Contract may be subject to your spouse’s rights as described below.
Generally, the spouse must give qualified consent whenever You:
1.
Choose income payments other than on a qualified joint and survivor annuity basis (“QJSA”) (one under which we make payments to You during your lifetime and then make payments reduced by no more than 50% to your spouse for his or her remaining life, if any): or choose to waive the qualified pre-retirement survivor annuity benefit (“QPSA”) (the benefit payable to the surviving spouse of a participant who dies with a vested interest in an accrued retirement benefit under the plan before payment of the benefit has begun);
2.
Make certain withdrawals under plans for which a qualified consent is required;
3.
Name someone other than the spouse as your beneficiary; or
4.
Use your accrued benefit as security for a loan exceeding $5,000.
10

Generally, there is no limit to the number of your elections as long as a qualified consent is given each time. The consent to waive the QJSA must meet certain requirements, including that it be in writing, that it acknowledge the identity of the designated beneficiary and the form of benefit be selected, dated, signed by your spouse, witnessed by a notary public or plan representative, and that it be in a form satisfactory to us. The waiver of the QJSA generally must be executed during the 180 day period (90 days for certain loans) ending on the date on which income payments are to commence, or the withdrawal or the loan is to be made, as the case may be. If You die before benefits commence, your surviving spouse will be your beneficiary unless he or she has given a qualified consent otherwise.
The qualified consent to waive the QPSA benefit and the beneficiary designation must be made in writing that acknowledges the designated beneficiary, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. Generally, there is no limit to the number of beneficiary designations as long as a qualified consent accompanies each designation. The waiver of, and the qualified consent for, the QPSA benefit generally may not be given until the plan year in which You attain age 35. The waiver period for the QPSA ends on the date of your death.
If the present value of your benefit is worth $5,000 or less, your plan generally may provide for distribution of your entire interest in a lump sum without spousal consent.
Federal Estate Taxes
While no attempt is being made to discuss the Federal estate tax implications of the Contract, You should bear in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.
Generation-Skipping Transfer Tax
Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.
SECURE 2.0 Act Considerations
As part of the Consolidated Appropriations Act, 2023, Congress passed the SECURE 2.0 Act of 2022 (the “Act”) which was signed into law on December 29, 2022. The Act includes many provisions updating the Code affecting employer sponsored qualified plans and IRAs, including provisions that become effective immediately and provisions which become effective in later years through 2033. For example, the Act includes provisions affecting required minimum distribution (RMD), certain contribution and other limits affecting IRAs and qualified plans, as well as provisions providing new exceptions to the 10% federal income tax penalty for “early” distributions which may also provide for the ability to recontribute such early distributions to an IRA or qualified plan (subject to the provisions of the Code, the qualified plan/IRA, the Contract and our administrative rules). This prospectus does not attempt to provide a complete discussion of the Act and its provisions. Individuals should consult with a qualified tax adviser.
Annuity Purchase Payments By Nonresident Aliens and Foreign Entities
The discussion above provides general information regarding U.S. Federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state and foreign taxation with respect to an annuity contract purchase.
11

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The financial statements comprising each of the Subaccounts of Brighthouse Separate Account QPN for Variable Annuities, and the financial statements of Brighthouse Life Insurance Company, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports. Such financial statements are included in reliance upon the reports of such firm given their authority as experts in accounting and auditing.
The principal business address of Deloitte & Touche LLP is 650 South Tryon Street, Suite 1800, Charlotte, North Carolina 28202-3512.
12

Financial Statements
The financial statements comprising each of the Subaccounts of the Separate Account and the financial statements of the Company are included herein.
The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the contracts.
Changes In And Disagreements With Accountants
None.
13

PART C – OTHER INFORMATION
Item 27. Exhibits.
(a)(i)(a)
Resolution of The Travelers Insurance Company Board of Directors authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to The Travelers Fund ABD for Variable Annuities’ Registration Statement on Form N-4 EL, File Nos. 033-65343/811-07465, filed December 22, 1995.)
(a)(i)(b)
Resolutions of MetLife Insurance Company of Connecticut Board of Directors dated August 13, 2014 (including Certificate of Conversion, Certificate of Incorporation and Certificate of Redomestication). (Incorporated herein by reference to Exhibit 2(c) to MetLife Insurance Company USA’s Registration Statement on Form S-3, File No. 333-201857, filed February 4, 2015.)
(b)
Not Applicable.
(c)(i)
Distribution and Principal Underwriting Agreement between The Travelers Insurance Company and Travelers Distribution LLC. (Incorporated herein by reference to Exhibit 4 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-118415, filed March 4, 2005.)
(c)(ii)
Agreement and Plan of Merger dated as of October 20, 2006. (Incorporated herein by reference to Exhibit 1(a) to the Registration Statement on Form S-1, File No. 333-138472 filed on November 7, 2006.)
(c)(iii)
Form of Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Post-Effective Amendment No. 2 the Registration Statement on Form N-4, File No. 333-65942 filed April 15, 2003.)
(c)(iv)
Form of Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Post-Effective Amendment No. 14 to The Travelers Fund ABD for Variable Annuities to the Registration Statement on Form N- 4, File No. 033-65343 filed April 6, 2006.)
(c)(v)
Master Retail Sales Agreement (MLIDC) (9-2012). (Incorporated herein by reference to Exhibit 3(d) to Post-Effective Amendment No. 23, Amendment No. 152 to the Registration Statement on Form N-4, File No. 333-101778, filed April 3, 2013.)
(c)(vi)
Services Agreement between MetLife Investors Distribution Company and MetLife Insurance Company of Connecticut and Amendment No. 1 to Services Agreement. (Incorporated herein by reference to Exhibit 3(e) to Post-Effective Amendment No. 15 to MetLife of CT Fund BD for Variable Annuities’ Registration Statement on Form N-4, File Nos. 033-73466/811-08242, filed April 7, 2008.)
(c)(vii)
Amendment to Distribution and Principal Underwriting Agreement between MetLife Insurance Company of Connecticut and MetLife Investors Distribution Company (effective November 14, 2014). (Incorporated herein by reference to MetLife Investors USA Separate Account A’s Registration Statement on Form N-4, File Nos. 333-200231/811-03365, filed on November 17, 2014.)
(c)(viii)
Amendment No. 2 to the Distribution and Principal Underwriting Agreement between MetLife Insurance Company USA and MetLife Investors Distribution Company (effective December 7, 2015). (Incorporated herein by reference to Exhibit 3(a)(ii) to Post-Effective Amendment No. 26 to MetLife of CT Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4, File Nos. 333-101778/21262, filed on April 6, 2016.)

(c)(ix)
Principal Underwriting and Distribution Agreement between Brighthouse Life Insurance Company and Brighthouse Securities, LLC (effective March 6, 2017). (Incorporated herein by reference to Exhibit 3(e) to Post-Effective Amendment No. 9 to Brighthouse Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4, File Nos. 333-152189/811-21262, filed April 5, 2017.)
(c)(x)
Form of Brighthouse Securities, LLC Sales Agreement. (Incorporated herein by reference to Exhibit 3(iv) to Post-Effective Amendment No. 7 to Brighthouse Separate Account A’s Registration Statement on Form N-4, File Nos 333-209053/811-03365 filed on December 14, 2017.)
(c)(xi)
Form of Brighthouse Securities, LLC Sales Agreement (7-19 NY). (Incorporated herein by reference to Exhibit (c)(xi) to Post-Effective No. 16 to Registration Statement on Form N-4, File No. 333-156911, on April 11, 2023.)
(d)(i)
Form of Variable Annuity Contract. (Incorporated herein by reference to Exhibit 4 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-118415, filed March 4, 2005.)
(d)(ii)
Company Name Change Endorsement. (Incorporated herein by reference to Exhibit 4(c) to Post-Effective Amendment No. 14 to the Registration Statement on Form N-4, File No. 033- 65343 filed April 6, 2006.)
(d)(iii)
Roth 401 Endorsement. (Incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 14 to The Travelers Fund ABD for Variable Annuities to the Registration Statement on Form N-4, File No. 033-65343 filed April 5, 2006.)
(d)(iv)
Roth 403(b) Endorsement. (Incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 14 to The Travelers Fund ABD for Variable Annuities to the Registration Statement on Form N-4, File No. 033-65343 filed April 5, 2006.)
(d)(v)
Roth 403(b) Nationwide Tax Shelter Annuity Endorsement. (Incorporated herein by reference to Exhibit 4(e)(i) to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, File No. 333-152189 filed April 7, 2010.)
(d)(vi)
MetLife Insurance Company of Connecticut 401(a)/403(a) Plan Endorsement. L-22492 (5/11). (Filed with Post-Effective Amendment No. 4 to this Registration Statement on Form N-4, File No. 333-156911, on April 4, 2012.)
(d)(vii)
Company Name Change Endorsement effective November 14, 2014 (6-E120-14). (Incorporated herein by reference to Exhibit 4(a)(i) to MetLife Insurance Company USA’s Registration Statement on Form S-3, File No. 333-201857, filed February 4, 2015.)
(d)(viii)
Company Name Change Endorsement (effective March 6, 2017) (5-E132-6). (Incorporated herein by reference to Exhibit 4(m) to Post-Effective Amendment No. 9 to Brighthouse Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4, File Nos. 333-152189/811-21262, filed April 5, 2017.)
(d)(ix)
Company Name Change Endorsement. (Incorporated herein by reference to Exhibit 4(c) to Post-Effective Amendment No. 14 to the Registration Statement on Form N-4, File Nos. 033-65343/811-07465 filed April 6, 2006.)
(d)(x)
Merger Endorsement (6-E48-07) (December 7, 2007). (Incorporated herein by reference to Exhibit 4(b) to the Registration Statement on Form S-1, File No. 333-147911 filed on December 7, 2007.)
(d)(xi)
Contracts. (Incorporated herein by reference to Exhibit 4 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-58809, filed November 3, 1998.)

(d)(xii)
Roth 401 Endorsement. (Incorporated herein by reference to Exhibit 4(d) to Post-Effective Amendment No. 14 to The Travelers Fund ABD for Variable Annuities to the Registration Statement on Form N-4, File Nos. 033-65343/811-07645 filed April 6, 2006.)
(d)(xiii)
Roth 403(b) Endorsement. (Incorporated herein by reference to Exhibit 4(e) to Post-Effective Amendment No. 14 to The Travelers Fund ABD for Variable Annuities to the Registration Statement on Form N-4, File Nos. 033-65343/811-07465 filed April 6, 2006.)
(d)(xiv)
Fixed Account Rider, Form L-14638Ed — 1-96. (Certain unified plans under Section 401 of the Code). (Incorporated herein by reference to Exhibit 4(d) to the Registration Statement on Form S-1, File No. 333-147911 filed April 9, 2008).
(d)(xv)
Fixed Account Rider, Form L-22155A Ed — 9-06 (all markets). (Incorporated herein by reference to Exhibit 4(e) to the Registration Statement on Form S-1, File No. 333-147911 filed April 9, 2008).
(d)(xvi)
Fixed Account Rider, Form L14708A Ed — 9-06 (all markets except non-ERISA 403(b) and 457 Gov’t plans subject to Deferred Comp Board Rules). (Incorporated herein by reference to Exhibit 4(f) to the Registration Statement on Form S-1, File No. 333-147911 filed April 9, 2008).
(d)(xvii)
Fixed Account Rider, Form L-22434 NYA Ed — 9-06 (for 457 Gov’t plans subject to Deferred Comp Board Rules). (Incorporated herein by reference to Exhibit 4(g) to the Registration Statement on Form S-1, File No. 333-147911 filed April 9, 2008).
(d)(xviii)
Fixed Account Rider, Form L-22434 NYA Ed — 9-06 (for 457 Gov’t plans subject to Deferred Comp Board Rules). (Incorporated herein by reference to Exhibit 4(g) to the Registration Statement on Form S-1, File No. 333-147911 filed April 9, 2008).
(d)(xix)
403(b) Nationwide Tax Sheltered Annuity Endorsement L-22487 (12/08). (Incorporated herein by reference to Exhibit 4(e) to Post-Effective Amendment No. 2 to MetLife of CT Separate Account Eleven for Variable Annuities Registration Statement on Form N-4, File No. 333-152189, filed April 6, 2010.)
(e)(i)(a)
Form of Application. (Incorporated herein by reference to Exhibit 4 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-118412, filed March 4, 2005.)
(e)(ii)(a)
Master Data Sheet Travelers Retirement Perspectives Rev. 5- 05 L-21015TRP. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N- 4, File No. 333-118412, filed April 10, 2006.)
(e)(ii)(b)
Master Data Sheet Travelers Retirement Perspectives Rev. 7- 05 L-21015TRP. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N- 4, File No. 333-118412, filed April 10, 2006.)
(e)(ii)(c)
Master Data Sheet Travelers Retirement Perspectives Rev. 8- 29-05 L-21015TRP. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N- 4, File No. 333-118412, filed April 10, 2006.)
(e)(ii)(d)
Master Data Sheet Travelers Retirement Perspectives Rev. 11- 05 L-21015TRP. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N- 4, File No. 333-118412, filed April 10, 2006.)
(e)(ii)(e)
Master Data Sheet Travelers Retirement Perspectives Rev. 1- 06 L-21015TRP. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N- 4, File No. 333-118412, filed April 10, 2006.)

(e)(ii)(f)
Master Data Sheet Travelers Retirement Perspectives NY Rev. 5-05 L-21015NY. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N- 4, File No. 333-118412, filed April 10, 2006.)
(e)(ii)(g)
Master Data Sheet Travelers Retirement Perspectives NY Rev. 7-05 L-21015NY. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N- 4, File No. 333-118412, filed April 10, 2006.)
(e)(ii)(h)
Master Data Sheet Travelers Retirement Perspectives NY Rev. 8-29-05 L-21015NY. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N- 4, File No. 333-118412, filed April 10, 2006.)
(e)(ii)(i)
Master Data Sheet Travelers Retirement Perspectives NY Rev. 11-05 L-21015NY. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N- 4, File No. 333-118415, filed April 10, 2006.)
(e)(iii)
Form of Application (Participant Enrollment) MRP-UGT-ENR (09/16) MRP-UGT-ENR (02/17) Fs-B. (Incorporated herein by reference to Exhibit 5(2) to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4, File No. 333-156911, filed April 6, 2017.)
(f)(i)
Charter of The Travelers Insurance Company, as amended on October 19, 1994. (Incorporated herein by reference to Exhibit 6(a) to the Registration Statement on Form N-4, File No. 333-40193, filed November 13, 1997.)
(f)(ii)
Certificate of Correction of MetLife Insurance Company of Connecticut, to the Amendment to the Charter as Amended and Restated of The Travelers Insurance Company, dated and executed as of the 4th day of April, 2007. (Incorporated herein by reference to Exhibit 6(a)(i) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, File 333-00165 filed October 31, 2007.)
(f)(iii)
Amended and Restated By-Laws of Met-Life Insurance Company of Connecticut (June 1, 2012). (Incorporated herein by reference to Exhibit 6(b) to Post-Effective Amendment No. 23 and Amendment No. 152 to the Registration Statement on Form N-4, File No. 333-101778, filed April 3, 2013.)
(f)(iv)
Certificate of Amendment of the Charter as Amended and Restated of The Travelers Insurance Company effective May 1, 2006. (Incorporated herein by reference to Post-Effective Amendment No. 14 to The Travelers Fund ABD for Variable Annuities Registration Statement on Form N-4, File No. 033-65343 filed April 6, 2006.)
(f)(v)
Certificate of Incorporation of the Company and Certificate of Amendment (effective November 14, 2014). (Incorporated herein by reference to Exhibit 6(i) to MetLife Investors USA Separate Account A’s Registration Statement on Form N-4, File Nos. 333-200231/811-03365, filed November 17, 2014.)
(f)(vi)
By-Laws of the Company. (Incorporated herein by reference to Exhibit 6(ii) to MetLife Investors USA Separate Account A’s Registration Statement on Form N-4, File Nos. 333-200231/811-03365, filed November 17, 2014.)
(f)(vii)
Certificate of Amendment of Certificate of Incorporation of the Company (effective December 6, 2016). (Incorporated herein by reference to Exhibit (6)(f) to Post-Effective Amendment No. 9 to Brighthouse Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4, File Nos. 333-152189/811-21262, filed April 5, 2017.)
(f)(viii)
Amended and Restated Bylaws of the Company. (Incorporated herein by reference to Exhibit 6(g) to Post-Effective Amendment No. 9 to Brighthouse Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4, File Nos. 333-152189/811-21262, filed April 5, 2017.)

(g)(i)
Specimen Reinsurance Agreement. (Incorporated herein by reference to Exhibit 7 to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, File Numbers 333-65942/811-08225, filed April 15, 2003.)
(g)(ii)
Service Agreement and Indemnity Combination Coinsurance and Modified Coinsurance Agreement of Certain Annuity Contracts between MetLife Insurance Company of Connecticut and Metropolitan Life Insurance Company – Treaty #20176, effective January 1, 2014. (Incorporated herein by reference to Exhibit 7(d) to Post-Effective Amendment No. 24 to MetLife of CT Separate Account Eleven for Variable Annuities Registration Statement on Form N-4, File Nos. 333-101778/811-21262, filed on April 4, 2014.)
(g)(iii)
Amendment to Service Agreement and Indemnity Combination Coinsurance and Modified Coinsurance between Brighthouse Life Insurance Company and Metropolitan Life Insurance Company (effective 11-01-21). (Incorporated herein by reference to Exhibit (g)(iii) to Post-Effective No. 16 to Registration Statement on Form N-4, File No. 333-156911, on April 11, 2023.)
(h)(i)(a)
Participation Agreement among Met Investors Series Trust, Met Investors Advisory, LLC, MetLife Investors Distribution Company, The Travelers Insurance Company and The Travelers Life and Annuity Company effective November 1, 2005. (Incorporated herein by reference to Exhibit 8(c) to Post-Effective Amendment No. 14 to The Travelers Fund ABD for Variable Annuities Registration Statement on Form N-4, File No. 033-65343 filed April 6, 2006.)
(h)(i)(b)
First Amendment to the Participation Agreement among Met Investors Series Trust, MetLife Advisers, LLC, and MetLife Insurance Company of Connecticut as of May 1, 2009. (Filed with Post-Effective Amendment No. 4 to this Registration Statement on Form N-4, File No. 333-156911, on April 4, 2012.)
(h)(i)(c)
Amendment to each of the Participation Agreements currently in effect between Met Investors Series Trust, MetLife Advisers, LLC, MetLife Investors Distribution Company and Metropolitan Life Insurance Company, MetLife Insurance Company of Connecticut, MetLife Investors USA Insurance Company, MetLife Investors Insurance Company, First MetLife Investors Insurance Company, New England Life Insurance Company and General American Life Insurance Company effective April 30, 2010. (Filed with Post-Effective Amendment No. 4 to this Registration Statement on Form N-4, File No. 333-156911, on April 4, 2012.)
(h)(i)(d)
Amendment to Participation Agreement among Met Investors Series Trust, MetLife Advisers, LLC, MetLife Investors Distribution Company and MetLife Insurance Company of Connecticut (effective November 17, 2014). (Incorporated herein by reference to Exhibit 8(i)(d) to MetLife Investors USA Separate Account A’s Registration Statement on Form N-4, File Nos. 333-200231/811-03365, filed November 17, 2014.)
(h)(ii)(a)
Participation Agreement among Brighthouse Funds Trust I, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC and Brighthouse Life Insurance Company (effective March 6, 2017). (Incorporated herein by reference to Exhibit 8(a)(iv) to Post-Effective Amendment No. 9 to Brighthouse Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4, File Nos. 333-152189/811-21262, filed April 5, 2017.)
(h)(ii)(b)
Amendment to Participation Agreement among Brighthouse Funds Trust I, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC and Brighthouse Life Insurance Company (effective 01-01-21). (Incorporated herein by reference to Exhibit (h)(ii)(b) to Post-Effective Amendment No. 15 to Brighthouse Separate Account QPN for Variable Annuities’ Registration Statement on Form N-4, File No. 333-156911, filed April 7, 2022.)

(h)(iii)(a)
Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife Securities, Inc. and MetLife Insurance Company of Connecticut entered as of April 30, 2007. (Incorporated herein by reference to Exhibit 8(c)(i) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, File 333-00165 filed October 31, 2007.)
(h)(iii)(b)
Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife Investors Distribution Company and MetLife Insurance Company of Connecticut entered as of August 31, 2007. (Incorporated herein by reference to Exhibit 8(c)(ii) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, File 333-00165 filed October 31, 2007.)
(h)(iii)(c)
Amendment to each of the Participation Agreements currently in effect between Metropolitan Series Fund, MetLife Advisers, LLC, MetLife Investors Distribution Company and Metropolitan Life Insurance Company, Metropolitan Tower Life Insurance Company, MetLife Insurance Company of Connecticut, MetLife Investors USA Insurance Company, MetLife Investors Insurance Company, First MetLife Investors Insurance Company, New England Life Insurance Company and General American Life Insurance Company effective April 30, 2010. (Filed with Post-Effective Amendment No. 4 to this Registration Statement on Form N-4, File No. 333-156911, on April 4, 2012.)
(h)(iv)(a)
Participation Agreement among Brighthouse Funds Trust II, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC and Brighthouse Life Insurance Company (effective March 6, 2017). (Incorporated herein by reference to Exhibit 8(b)(iv) to Post-Effective Amendment No. 9 to Brighthouse Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4, File Nos. 333-152189/811-21262, filed April 5, 2017.)
(h)(iv)(b)
Amendment to Participation Agreement among Brighthouse Funds Trust II, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC and Brighthouse Life Insurance Company (effective 01-01-21). (Incorporated herein by reference to Exhibit (h)(iv)(b) to Post-Effective Amendment No. 15 to Brighthouse Separate Account QPN for Variable Annuities’ Registration Statement on Form N-4, File No. 333-156911, filed April 7, 2022.)
(h)(v)(a)
Participation Agreement among The Travelers Insurance Company, The Travelers Life and Annuity Company, American Funds Insurance Series, American Funds Distributors, Inc. and Capital Research and Management Company effective October 1, 1999 and Amendments to the Participation Agreement (respectively effective May 1, 2001, December 31, 2002, April 14, 2003, October 20, 2005 and April 28, 2008). (Incorporated herein by reference to Exhibit 8(e) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-4, File No. 333-101778, filed April 7, 2009.)
(h)(v)(b)
Amendment to Participation Agreement (Summary) (4/30/10). (Incorporated herein by reference to Exhibit 8(d)(i) to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, File No. 333-152194, filed April 5, 2011.)
(h)(v)(c)
Amendment No. 7 to the Participation Agreement among MetLife Insurance Company of Connecticut, American Funds Insurance Series, American Funds Distributors, Inc. and Capital Research and Management Company (effective November 17, 2014). (Incorporated herein by reference to Exhibit 3(i)(b) to MetLife Investors USA Separate Account A’s Registration Statement on Form N-4, File Nos, 333-200247/811-03365, filed November 17, 2014.)

(h)(v)(d)
Eighth Amendment to the Participation Agreement between MetLife Insurance Company USA, American Funds Insurance Series, American Funds Distributors, Inc. and Capital Research and Management Company dated May 15, 2015. (Incorporated herein by reference to Exhibit 8(e)(iii) to Post-Effective Amendment No. 26 to MetLife of CT Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4, File Nos. 333-101778/21262, filed on April 6, 2016.)
(h)(v)(e)
Ninth Amendment to the Participation Agreement between MetLife Insurance Company USA, American Funds Insurance Series, American Funds Distributors, Inc. and Capital Research and Management Company dated November 19, 2014. (Incorporated herein by reference to Exhibit 8(e)(iv) to Post-Effective Amendment No. 26 to MetLife of CT Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4, File Nos. 333-101778/21262, filed on April 6, 2016.)
(h)(v)(f)
Tenth Amendment to Participation Agreement among Brighthouse Life Insurance Company, American Funds Insurance Series, American Funds Distributors, Inc. and Capital Research and Management Company (03-06-17) (Incorporated herein by reference to Exhibit 8(e)(v) to Post-Effective Amendment No. 29 to Brighthouse Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4, File Nos. 333-101778/811-21262, filed on April 25, 2018.)
(h)(v)(g)
Eleventh Amendment to Participation Agreement among Brighthouse Life Insurance Company, American Funds Insurance Series, American Funds Distributors, Inc. and Capital Research and Management Company (effective 08-17-21). (Incorporated herein by reference to Exhibit (h)(v)(g) to Post-Effective Amendment No. 15 to Brighthouse Separate Account QPN for Variable Annuities’ Registration Statement on Form N-4, File No. 333-156911, filed April 7, 2022.)
(h)(vi)(a)
Amended and Restated Participation Agreement among The Travelers Insurance Company, Fidelity Distributors Corporation, VIP Fund, VIP Fund II and VIP Fund III effective May 1, 2001 and Amendments to the Amended and Restated Participation Agreement (respectively effective May 1, 2003 and December 8, 2004). (Incorporated herein by reference to Exhibit 8(o) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-4, File No. 333-101778, filed April 7, 2009.)
(h)(vi)(b)
Amendment to the Participation Agreement with Fidelity Variable Insurance Products Funds (effective November 17, 2014). (Incorporated herein by reference to Exhibit 8(vii)(c) to MetLife Investors USA Separate Account A’s Registration Statement on Form N-4, File Nos. 333-200247/811-03365, filed November 17, 2014.)
(h)(vi)(c)
Summary Participation Agreement (Summary) (4/30/10). (Incorporated herein by reference to Exhibit 8(c)(i) to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, File No. 333-152189, filed April 5, 2011.)
(h)(vi)(d)
Amendments to the Participation Agreement among MetLife Insurance Company USA (formerly MetLife Insurance Company of Connecticut), Fidelity Variable Insurance Products Funds and Fidelity Distributors Corporation (effective June 1, 2015, April 28, 2008, May 16, 2007 and October 1, 2005). (Incorporated herein by reference to Exhibit 8(l)(iii) to Post-Effective Amendment No. 27 to Brighthouse Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4, File Nos. 333-101778/811-21262, filed on April 5, 2017.)
(h)(vii)(a)
Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and Brighthouse Life Insurance Company (effective 3-06-17). (Incorporated herein by reference to Exhibit 8(l)(iv) to Post-Effective Amendment No. 29 to Brighthouse Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4, File Nos. 333-101778/811-21262, filed on April 25, 2018.)

(h)(vii)(b)
Amendment to Participation Agreement among Brighthouse Life Insurance Company, Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products Fund IV, Variable Insurance Products Fund V, and Fidelity Distributors Company LLC (effective 03-01-21). (Incorporated herein by reference to Exhibit (h)(vii)(b) to Post-Effective Amendment No. 15 to Brighthouse Separate Account QPN for Variable Annuities’ Registration Statement on Form N-4, File No. 333-156911, filed April 7, 2022.)
(h)(viii)(a)
Amended and Restated Participation Agreement among The Travelers Insurance Company, The Travelers Life and Annuity Company, Travelers Distribution LLC, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. effective May 1, 2004 and an Amendment to the Amended and Restated Participation Agreement (effective May 1, 2005). (Incorporated herein by reference to Exhibit 8(i) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-4, File No. 333-101778, filed April 7, 2009.)
(h)(viii)(b)
Amendment No. 5 to A&R Participation Agreement (update schedules) (10/5/10). (Incorporated herein by reference to Exhibit 8(d)(i) to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, File No. 333-152189, filed April 5, 2011.)
(h)(viii)(c)
Participation Agreement Addendum effective as of May 1, 2011, Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., MetLife Insurance Company of Connecticut and MetLife Investors Distribution Company. (Filed with Post-Effective Amendment No. 4 to this Registration Statement on Form N-4, File No. 333-156911, on April 4, 2012.)
(h)(viii)(d)
Amendment dated January 15, 2013 to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., MetLife Insurance Company of Connecticut and MetLife Investors Distribution Company. (Incorporated herein by reference to Exhibit 8(i)(iii) to Post-Effective Amendment No. 23 and Amendment No. 152 to the Registration Statement on Form N-4, File No. 333-101778, filed April 3, 2013.)
(h)(viii)(e)
Amendment No. 7 to the Amended and Restated Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., MetLife Insurance Company of Connecticut and MetLife Investors Distribution Company. (Incorporated herein by reference to Exhibit 8(ii)(e) to MetLife Investors Variable Annuity Account One’s Registration Statement on Form N-4, File Nos. 333-200247/811-05200, filed November 17, 2014.)
(h)(viii)(f)
Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., MetLife Insurance Company of Connecticut and MetLife Investors Distribution Company (effective August 1, 2014). (Incorporated herein by reference to Exhibit 8(i)(v) to Post-Effective Amendment No. 26 to MetLife of CT Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4, File Nos. 333-101778/21262, filed on April 6, 2016.)
(h)(ix)
Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Brighthouse Life Insurance Company, Brighthouse Life Insurance Company of NY and Brighthouse Securities, LLC (03-06-17). (Incorporated herein by reference to Exhibit 8(i)(vi) to Post-Effective Amendment No. 29 to Brighthouse Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4, File Nos. 333-101778/811-21262, filed on April 25, 2018.)

(h)(x)(a)
Participation Agreement among MetLife Insurance Company of Connecticut, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust, Legg Mason Investor Services, LLC and Legg Mason Partners Fund Advisor, LLC effective January 1, 2009. (Incorporated herein by reference to Exhibit 8(k) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-4, File No. 333-101778, filed April 7, 2009.)
(h)(x)(b)
Amendment to Participation Agreement (Summary) (4/30/10). (Incorporated herein by reference to Exhibit 8(f)(i) to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, File No. 333-152189, filed April 5, 2011.)
(h)(x)(c)
Second Amendment to Participation Agreement among Legg Mason Investors Services, LLC, Legg Mason Partners Fund advisor, LLC, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust and MetLife Insurance Company of Connecticut. (Incorporated herein by reference to Exhibit 8(vii)(c) to MetLife Investors USA Separate Account A’s Registration Statement on Form N-4, File Nos. 333-200237/811-03365, filed on November 17, 2014.)
(h)(x)(d)
Third Amendment to Participation Agreement among Brighthouse Life Insurance Company, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust, Legg Mason Investor Services, LLC and LMP Fund Advisor, LLC (10-3-19). (Incorporated herein by reference to Exhibit 8(j)(iii) to Post-Effective Amendment No. 32 to Brighthouse Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4, File Nos. 333-101778/811-21262, filed electronically on April 3, 2020.)
(h)(x)(e)
Fourth Amendment to Participation Agreement among Franklin Distributors, LLC, Franklin Templeton Fund Adviser, LLC, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust and Brighthouse Life Insurance Company. (Incorporated herein by reference to Exhibit(h)(x)(e) to Registrant’s Registration Statement on Form N-4 File No. 333-156911, filed April 8, 2025.)
(h)(xi)(a)
Participation Agreement among The Travelers Insurance Company, The Travelers Life and Annuity Company and Janus Aspen Series effective May 1, 2000 and Amendments to the Participation Agreement (respectively effective July 1, 2000, October 15, 2000, May 1, 2001, May 24, 2001, January 31, 2002, May 1, 2003, August 1, 2004 and April 28, 2008). (Incorporated herein by reference to Exhibit 8(j) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-4, File No. 333-101778, filed April 7, 2009.)
(h)(xi)(b)
Amendment No. 8 to Participation Agreement between MetLife Insurance Company of Connecticut and Janus Aspen Series, effective as of May 1, 2011. (Filed with Post-Effective Amendment No. 4 to this Registration Statement on Form N-4, File No. 333-156911, on April 4, 2012.)
(h)(xi)(c)
Amendment No. 9 to Fund Participation Agreement among Janus Aspen Series and MetLife Insurance Company USA. (Incorporated herein by reference to Exhibit 8(e)(ii) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, File No. 333-152189, on April 8, 2015.)
(h)(xi)(d)
Amendment No. 10 to Fund Participation Agreement between Janus Aspen Series and Brighthouse Life Insurance Company (effective 03-01-21). (Incorporated herein by reference to Exhibit (h)(xi)(d) to Post-Effective Amendment No. 15 to Brighthouse Separate Account QPN for Variable Annuities’ Registration Statement on Form N-4, File No. 333-156911, filed April 7, 2022.)

(h)(xi)(e)
Amendment No.11 to Fund Participation Agreement for Rules 30e-3 and 498A among Janus Aspen Series, Brighthouse Life Insurance Company and Brighthouse Life Insurance Company of NY (effective 03-25-22). (Incorporated herein by reference to Exhibit (h)(xi)(e) to Post-Effective No. 16 to Registration Statement on Form N-4, File No. 333-156911, on April 11, 2023.)
(h)(xii)(a)
Participation Agreement among Trust for Advised Portfolios, Quasar Distributors, LLC, 1919 Investment Counsel, LLC and MetLife Insurance Company USA (effective November 7, 2014). (Incorporated herein by reference to Exhibit 8(n) to MetLife of CT Separate Account Eleven for Variable Annuities’ Post-Effective Amendment No. 25 to Registration Statement on Form N-4, File Nos. 333-101778/811-21262, filed April 8, 2015.)
(h)(xii)(b)
Amendments Nos. 1 and 2 among Trust for Advised Portfolios, Quasar Distributors, LLC, 1919 Investment Counsel, LLC and Brighthouse Life Insurance Company (effective 02-24-2020 and 01-01-2021, respectively). (Incorporated herein by reference to Exhibit 8(n)(i) to Post-Effective Amendment No. 33 to Brighthouse Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4, File Nos. 333-101778/811-21262, filed April 7, 2021.)
(i)
Not Applicable.
(j)
Not Applicable.
(k)
Opinion and Consent of Counsel. (Filed herewith.)
(l)
Consent of Independent Registered Public Accounting Firm. (Filed herewith.)
(m)
Not Applicable.
(n)
Not Applicable.
(o)
Form of Initial Summary Prospectus. (Filed herewith.)
(p)
Powers of Attorney for Eric Steigerwalt, Myles Lambert, David A. Rosenbaum, Jonathan Rosenthal, Edward A. Spehar, Melissa B. Pavlovich and Gianna H. Figaro-Sterling. (Filed herewith.)
(q)
Not Applicable.
(r)
Not Applicable.
101.
Inline Interactive Data File – the instance document does not appear in the Interactive Data File because its iXBRL tags are embedded within the Inline XBRL document.

Item 28. Directors and Officers of the Insurance Company.
Name and Principal Business Address	Positions and Offices with Insurance Company

Eric Steigerwalt 11225 North Community House Road Charlotte, NC 28277	Chairman of the Board, President, Chief Executive Officer and a Director

Myles Lambert 11225 North Community House Road Charlotte, NC 28277	Director and Vice President

David A. Rosenbaum 11225 North Community House Road Charlotte, NC 28277	Director and Vice President

Jonathan Rosenthal 11225 North Community House Road Charlotte, NC 28277	Director, Vice President and Chief Investment Officer

Edward A. Spehar 11225 North Community House Road Charlotte, NC 28277	Director, Vice President and Chief Financial Officer

Michele H. Abate 11225 North Community House Road Charlotte, NC 28277	Vice President

Richard A. Cook 11225 North Community House Road Charlotte, NC 28277	Vice President and Deputy Chief Accounting Officer

Patrisha Cox 11225 North Community House Road Charlotte, NC 28277	Vice President

Leda DeBarba 11225 North Community House Road Charlotte, NC 28277	Vice President

Andrew DeRosa 11225 North Community House Road Charlotte, NC 28277	Vice President

Devon DiBenedetto 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Information Security Officer

Micah Dowling 11225 North Community House Road Charlotte, NC 28277	Vice President

Tara Figard 11225 North Community House Road Charlotte, NC 28277	Vice President

Gianna H. Figaro-Sterling 11225 North Community House Road Charlotte, NC 28277	Vice President and Controller

Kevin Finneran 11225 North Community House Road Charlotte, NC 28277	Vice President and Illustration Officer

James Grady 11225 North Community House Road Charlotte, NC 28277	Vice President

Christopher Hartsfield 11225 North Community House Road Charlotte, NC 28277	Vice President and Assistant Secretary

Katie Hellmanm 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Compliance Officer

Jeffrey Hughes 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Technology Officer

Allie Lin 11225 North Community House Road Charlotte, NC 28277	Vice President and Secretary

Brian McGurn 11225 North Community House Road Charlotte, NC 28277	Chief Derivatives Officer

Philip Melville 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Risk Officer

Janet Morgan 11225 North Community House Road Charlotte, NC 28277	Vice President and Treasurer

Gerard Nigro 11225 North Community House Road Charlotte, NC 28277	Vice President

Alan Otis 11225 North Community House Road Charlotte, NC 28277	Vice President

James Painter, Jr. 11225 North Community House Road Charlotte, NC 28277	Vice President

Melissa B. Pavlovich 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Accounting Officer

Phillip Pfotenhauer 11225 North Community House Road Charlotte, NC 28277	Vice President

Marc Pucci 11225 North Community House Road Charlotte, NC 28277	Vice President

Matthew Sheperd 11225 North Community House Road Charlotte, NC 28277	Vice President – Dividend Actuary

Kristi Slavin 11225 North Community House Road Charlotte, NC 28277	Vice President

Gregor Speakman 11225 North Community House Road Charlotte, NC 28277	Vice President

Michael Villella 11225 North Community House Road Charlotte, NC 28277	Vice President and Illustration Actuary

Julienne Warr 11225 North Community House Road Charlotte, NC 28277	Vice President

Natalie Wright 11225 North Community House Road Charlotte, NC 28277	Vice President
Item 29. Persons Controlled by or Under Common Control with the Insurance Company.
The Insurance Company, Brighthouse Life Insurance Company (“BLIC”, the "Insurance Company" or the “Company”) is under Delaware insurance law. BLIC is an indirect, wholly-owned subsidiary of Brighthouse Financial, Inc., a publicly-traded company. The following outline indicates those entities that are controlled by Brighthouse Financial, Inc. or are under the common control of Brighthouse Financial, Inc.

ORGANIZATIONAL STRUCTURE OF BRIGHTHOUSE FINANCIAL, INC. AND SUBSIDIARIES
AS OF DECEMBER 31, 2025
The following is a list of subsidiaries of Brighthouse Financial, Inc. as of December 31, 2025.
The entity which is listed at the left margin (labeled with a capital letter) is a direct subsidiary of Brighthouse Financial, Inc. (DE).
Each entity which is indented under another entity is a subsidiary of such other entity and, therefore, an indirect subsidiary of Brighthouse Financial, Inc.
The voting securities of the subsidiaries listed are 100% owned by their respective parent companies. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following the name of such subsidiary. All of the entities listed below are included in the consolidated financial statements of Brighthouse Financial, Inc. Each of the entities listed under Section 2 is included in the consolidated financial statements of Brighthouse Life Insurance Company. Both Brighthouse Financial, Inc. and Brighthouse Life Insurance Company file consolidated financial statements with the SEC pursuant to the Securities Exchange Act of 1934, as amended.
A.	Brighthouse Holdings, LLC (DE)
	1.	New England Life Insurance Company (MA)
	2.	Brighthouse Life Insurance Company (DE)
		a.		Brighthouse Reinsurance Company of Delaware (DE)
		b.		Brighthouse Life Insurance Company of NY (NY)
			(i.)	BLICNY Property Ventures, LLC (DE)
		c.		Brighthouse Renewables Holdings, LLC (DE)
			(i.)	Greater Sandhill I, LLC (DE)
		d.		Brighthouse Assignment Company (CT)
		e.		Euro TL Investments LLC (DE)
		f.		Euro TI Investments LLC (DE)
		g.		TLA Holdings II LLC (DE)
		h.		BLIC Property Ventures, LLC (DE)
		i.		TLA Holdings LLC (DE)
	3.	Brighthouse Securities, LLC (DE)
	4.	Brighthouse Services, LLC (DE)
	5.	Brighthouse Investment Advisers, LLC (DE)
Item 30. Indemnification.
Pursuant to applicable provisions of Brighthouse Life Insurance Company’s by-laws or internal corporate policies adopted by Brighthouse Life Insurance Company or Brighthouse Financial, Inc., its ultimate parent, the directors, officers and other controlling persons of Brighthouse Life Insurance Company and of Brighthouse Life Insurance Company’s affiliate and the underwriter, Brighthouse Securities, LLC, who are made or threatened to be made a party to an action or proceeding, may be eligible to obtain indemnification against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees, incurred as a result of such action or proceeding. Under the principal underwriting agreement between Brighthouse Life Insurance Company and Brighthouse Securities, LLC, the parties have agreed to indemnify each other against certain liabilities and expenses from legal proceedings arising out of Brighthouse Securities LLC’s distribution of the Contracts.

Brighthouse Financial, Inc. also maintains directors and officers and professional liability insurance policies under which the Separate Account, the Insurance Company and the Underwriter, as well as certain other subsidiaries of Brighthouse, are covered. Brighthouse Financial, Inc. also has secured a financial institutions bond.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31. Principal Underwriter.
(a)
Brighthouse Securities, LLC serves as principal underwriter and distributor for the following investment companies (including the Registrant):
Brighthouse Fund UL for Variable Life Insurance
Brighthouse Fund UL III for Variable Life Insurance
Brighthouse Funds Trust I
Brighthouse Funds Trust II
Brighthouse Separate Account A
Brighthouse Separate Account Eleven for Variable Annuities
Brighthouse Separate Account QPN for Variable Annuities
Brighthouse Variable Annuity Account B
Brighthouse Variable Annuity Account C
Brighthouse Variable Life Account A
Brighthouse Variable Life Account One
New England Variable Annuity Separate Account
New England Variable Life Separate Account
(b)
Brighthouse Securities, LLC is the principal underwriter for the Contracts. The following persons are officers and managers of Brighthouse Securities, LLC:
Name and Principal Business Address	Positions and Offices with Underwriter
Myles Lambert 11225 North Community House Road Charlotte, NC 28277	Manager, Chief Executive Officer and President

Philip Beaulieu 11225 North Community House Road Charlotte, NC 28277	Manager and Vice President

Amy Cusson 11225 North Community House Road Charlotte, NC 28277	Manager

Michael Davis 11225 North Community House Road Charlotte, NC 28277	Manager and Vice President

Kevin Macilvane, Jr. 11225 North Community House Road Charlotte, NC 28277	Manager

Gerard Nigro 11225 North Community House Road Charlotte, NC 28277	Manager and Vice President

Richard Cook 11225 North Community House Road Charlotte, NC 28277	Vice President

Christopher Hartsfield 11225 North Community House Road Charlotte, NC 28277	Vice President and Assistant Secretary

Allie Lin 11225 North Community House Road Charlotte, NC 28277	Vice President and Secretary

John Martinez 11225 North Community House Road Charlotte, NC 28277	Principal Financial Officer

Brian McGurn 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Derivatives Officer

Janet Morgan 11225 North Community House Road Charlotte, NC 28277	Vice President and Treasurer

James Painter, Jr. 11225 North Community House Road Charlotte, NC 28277	Vice President

Melissa Pavlovich 11225 North Community House Road Charlotte, NC 28277	Vice President and Tax Director

Kristin Prohonic 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Compliance Officer
(c)
Compensation to the Distributor. The following aggregate amount of commissions and other compensation was received by the Distributor, directly or indirectly, from the Insurance Company, and other separate accounts of the Insurance Company, which also issue variable annuity contracts, and certain single premium deferred index-linked annuity contracts of the Insurance Company, during their last fiscal year:
(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation On Redemption	(4) Brokerage Commissions	(5) Other Compensation
Brighthouse Securities, LLC	$737,658,036	$0	$0	$0

Item 31A. Information About Contracts with Index-Linked Options and Fixed Options subject to a Contract Adjustment.
(a)
The information in the table below is as of December 31, of the prior calendar year.
Name of the Contract	Number of Contracts outstanding	Total Value attributable to the Index-Linked Option and/or Fixed Option subject to a Contract Adjustment	Number of Contracts Sold during the prior calendar year	Gross Premiums received during the prior calendar year	Amount of Contract value redeemed during the prior calendar year	Combination Contract (Yes/No)
Fixed Account	163	$514,309	0	$41,581	$10,928	Yes
(b)
Not Applicable.
Item 32. Location of Accounts and Records.
Omitted.
Item 33. Management Services.
Not Applicable.
Item 34. Fee Representation and Undertakings.
With regard to the variable option, the Company hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by the Company.
(a)
The undersigned registrant represents that it is relying on the exemptions from certain provisions of Sections 22(e) and 27 of the Investment Company Act of 1940 provided by Rule 6c-7 under the Act. The registrant further represents that the provisions of paragraph (a) - (d) of Rule 6c-7 have been complied with.
(b)
The undersigned registrant represents that for its TSA variable annuities it is relying on the “no-action” position of the Commission staff as contained in its November 7, 1988 letter to the American Council of Life Insurance and has complied with the provisions of numbered paragraphs (1) - (4) of such letter.
(c)
The undersigned registrant represents that with respect to its TSA ERISA variable annuities, it is relying on the “no-action” position of the Commission staff as contained in its August 20, 2012 letter to the ING Life Insurance and Annuity Company and has complied with the provisions of such letter.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of

Brighthouse Separate Account QPN for Variable Annuities

and Board of Directors of

Brighthouse Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Brighthouse Separate Account QPN for Variable Annuities (the “Separate Account”) of Brighthouse Life Insurance Company (the “Company”) comprising each of the individual Subaccounts listed in Note 2 as of December 31, 2025, the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and financial highlights in Note 8 for each of the five years in the period then ended for the Subaccounts, except for the Subaccounts included in the table below; the related statements of operations, changes in net assets, and financial highlights for the Subaccounts and periods indicated in the table below; and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Subaccounts constituting the Separate Account of the Company as of December 31, 2025, and the results of their operations for the year then ended (or for the periods listed in the table below), the changes in their net assets for each of the two years in the period then ended (or for the periods listed in the table below), and the financial highlights for each of the five years in the period then ended (or for the periods listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Subaccounts Comprising the Separate Account	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
BHFTI SSGA Emerging Markets Enhanced Index Subaccount	For the period from April 25, 2025 (commencement of operations) through December 31, 2025
LMGAMT ClearBridge Small Cap Subaccount	For the year ended December 31, 2025	For the year ended December 31, 2025, and the period from September 6, 2024 (commencement of operations) through December 31, 2024

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on the Separate Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2025, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP
Charlotte, North Carolina March 26, 2026

We have served as the Separate Account’s auditor since 2005.

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2025

	American Funds® Global Growth Subaccount	American Funds® Growth Subaccount	American Funds® Growth-Income Subaccount	BHFTI American Funds® Aggressive Allocation Subaccount
Assets:
Investments at fair value	$3,068,432	$4,590,917	$3,581,808	$1,467,819
Due from Brighthouse Life Insurance Company	—	—	—	3

Total Assets	3,068,432	4,590,917	3,581,808	1,467,822

Liabilities:
Accrued fees	55	25	10	17
Due to Brighthouse Life Insurance Company	49	44	36	—

Total Liabilities	104	69	46	17

Net Assets	$3,068,328	$4,590,848	$3,581,762	$1,467,805

The accompanying notes are an integral part of these financial statements.

1

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2025

	BHFTI American Funds® Balanced Allocation Subaccount	BHFTI American Funds® Moderate Allocation Subaccount	BHFTI BlackRock High Yield Subaccount	BHFTI Brighthouse Asset Allocation 100 Subaccount
Assets:
Investments at fair value	$1,020,857	$280,113	$1,176,608	$1,104,861
Due from Brighthouse Life Insurance Company	—	—	—	—

Total Assets	1,020,857	280,113	1,176,608	1,104,861

Liabilities:
Accrued fees	42	54	6	29
Due to Brighthouse Life Insurance Company	32	26	31	25

Total Liabilities	74	80	37	54

Net Assets	$1,020,783	$280,033	$1,176,571	$1,104,807

The accompanying notes are an integral part of these financial statements.

2

BHFTI Brighthouse Small Cap Value Subaccount	BHFTI Brighthouse/ Wellington Large Cap Research Subaccount	BHFTI CBRE Global Real Estate Subaccount	BHFTI Harris Oakmark International Subaccount	BHFTI Invesco Comstock Subaccount	BHFTI Invesco Global Equity Subaccount

$983,041	$786,222	$532,017	$807,735	$940,886	$4,688,434
—	—	—	7	—	—

983,041	786,222	532,017	807,742	940,886	4,688,434

26	29	37	47	12	21
42	31	39	—	24	63

68	60	76	47	36	84

$982,973	$786,162	$531,941	$807,695	$940,850	$4,688,350

The accompanying notes are an integral part of these financial statements.

3

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2025

	BHFTI Invesco Small Cap Growth Subaccount	BHFTI JPMorgan Small Cap Value Subaccount	BHFTI Loomis Sayles Growth Subaccount	BHFTI MFS® Research International Subaccount
Assets:
Investments at fair value	$141,666	$137,532	$13,655,598	$286,815
Due from Brighthouse Life Insurance Company	—	—	—	—

Total Assets	141,666	137,532	13,655,598	286,815

Liabilities:
Accrued fees	44	36	9	24
Due to Brighthouse Life Insurance Company	56	68	34	13

Total Liabilities	100	104	43	37

Net Assets	$141,566	$137,428	$13,655,555	$286,778

The accompanying notes are an integral part of these financial statements.

4

BHFTI PIMCO Inflation Protected Bond Subaccount	BHFTI PIMCO Total Return Subaccount	BHFTI SSGA Emerging Markets Enhanced Index Subaccount	BHFTI T. Rowe Price Large Cap Value Subaccount	BHFTI Victory Sycamore Mid Cap Value Subaccount	BHFTII BlackRock Bond Income Subaccount

$394,105	$1,790,769	$209,508	$4,841,797	$634,493	$610,080
—	—	—	—	—	—

394,105	1,790,769	209,508	4,841,797	634,493	610,080

35	66	20	101	35	63
14	23	34	13	25	21

49	89	54	114	60	84

$394,056	$1,790,680	$209,454	$4,841,683	$634,433	$609,996

The accompanying notes are an integral part of these financial statements.

5

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2025

	BHFTII BlackRock Capital Appreciation Subaccount	BHFTII BlackRock Ultra-Short Term Bond Subaccount	BHFTII Brighthouse Asset Allocation 20 Subaccount	BHFTII Brighthouse Asset Allocation 40 Subaccount
Assets:
Investments at fair value	$5,055,309	$3,832,030	$221,662	$779,519
Due from Brighthouse Life Insurance Company	—	—	—	—

Total Assets	5,055,309	3,832,030	221,662	779,519

Liabilities:
Accrued fees	31	61	33	36
Due to Brighthouse Life Insurance Company	5	68	25	23

Total Liabilities	36	129	58	59

Net Assets	$5,055,273	$3,831,901	$221,604	$779,460

The accompanying notes are an integral part of these financial statements.

6

BHFTII Brighthouse Asset Allocation 60 Subaccount	BHFTII Brighthouse Asset Allocation 80 Subaccount	BHFTII Brighthouse/ Wellington Balanced Subaccount	BHFTII Brighthouse/ Wellington Core Equity Opportunities Subaccount	BHFTII Frontier Mid Cap Growth Subaccount	BHFTII Jennison Growth Subaccount

$6,602,648	$3,299,594	$599,228	$878,533	$2,749,468	$2,401,847
—	—	—	—	—	—

6,602,648	3,299,594	599,228	878,533	2,749,468	2,401,847

42	33	21	6	29	78
33	73	48	62	65	72

75	106	69	68	94	150

$6,602,573	$3,299,488	$599,159	$878,465	$2,749,374	$2,401,697

The accompanying notes are an integral part of these financial statements.

7

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2025

	BHFTII MetLife Aggregate Bond Index Subaccount	BHFTII MetLife MSCI EAFE® Index Subaccount	BHFTII MetLife Russell 2000® Index Subaccount	BHFTII MetLife Stock Index Subaccount
Assets:
Investments at fair value	$5,142	$31,076	$926	$9,273,138
Due from Brighthouse Life Insurance Company	—	—	—	—

Total Assets	5,142	31,076	926	9,273,138

Liabilities:
Accrued fees	9	25	6	39
Due to Brighthouse Life Insurance Company	14	9	17	62

Total Liabilities	23	34	23	101

Net Assets	$5,119	$31,042	$903	$9,273,037

The accompanying notes are an integral part of these financial statements.

8

BHFTII MFS® Total Return Subaccount	BHFTII MFS® Value Subaccount	BHFTII Neuberger Berman Genesis Subaccount	BHFTII T. Rowe Price Large Cap Growth Subaccount	BHFTII T. Rowe Price Small Cap Growth Subaccount	BHFTII Western Asset Management Strategic Bond Opportunities Subaccount

$2,757,362	$4,355,771	$584,598	$4,424,718	$3,999,671	$576,538
—	43	—	—	—	—

2,757,362	4,355,814	584,598	4,424,718	3,999,671	576,538

56	25	40	27	68	45
42	—	8	49	57	53

98	25	48	76	125	98

$2,757,264	$4,355,789	$584,550	$4,424,642	$3,999,546	$576,440

The accompanying notes are an integral part of these financial statements.

9

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2025

	BHFTII Western Asset Management U.S. Government Subaccount	Fidelity® VIP Contrafund® Subaccount	Fidelity® VIP Mid Cap Subaccount	FTVIPT Franklin Small-Mid Cap Growth VIP Subaccount
Assets:
Investments at fair value	$1,098,074	$4,579,136	$4,124,405	$461,163
Due from Brighthouse Life Insurance Company	—	—	—	—

Total Assets	1,098,074	4,579,136	4,124,405	461,163

Liabilities:
Accrued fees	36	45	50	33
Due to Brighthouse Life Insurance Company	28	10	60	42

Total Liabilities	64	55	110	75

Net Assets	$1,098,010	$4,579,081	$4,124,295	$461,088

The accompanying notes are an integral part of these financial statements.

10

FTVIPT Templeton			LMGAMT		LMPVET
Developing	FTVIPT Templeton	Janus Henderson	ClearBridge	LMPIT Western Asset	ClearBridge Variable
Markets VIP	Foreign VIP	Enterprise	Small Cap	Corporate Bond	Appreciation
Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

$737,228	$601,444	$4,843,884	$7,490	$668,819	$3,268,452
—	—	—	—	—	—

737,228	601,444	4,843,884	7,490	668,819	3,268,452

61	58	16	6	29	26
69	17	22	14	22	6

130	75	38	20	51	32

$737,098	$601,369	$4,843,846	$7,470	$668,768	$3,268,420

The accompanying notes are an integral part of these financial statements.

11

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES — (Concluded)

December 31, 2025

	LMPVET ClearBridge Variable Dividend Strategy Subaccount	LMPVET ClearBridge Variable Growth Subaccount	LMPVET ClearBridge Variable Large Cap Growth Subaccount	LMPVET ClearBridge Variable Large Cap Value Subaccount
Assets:
Investments at fair value	$531,542	$1,156,318	$503,277	$609,511
Due from Brighthouse Life Insurance Company	—	—	—	—

Total Assets	531,542	1,156,318	503,277	609,511

Liabilities:
Accrued fees	29	73	58	40
Due to Brighthouse Life Insurance Company	6	52	64	43

Total Liabilities	35	125	122	83

Net Assets	$531,507	$1,156,193	$503,155	$609,428

The accompanying notes are an integral part of these financial statements.

12

LMPVET ClearBridge Variable Small Cap Growth Subaccount	LMPVIT Western Asset Variable Global High Yield Bond Subaccount

$273,794	$333,518
—	—

273,794	333,518

72	58
31	56

103	114

$273,691	$333,404

The accompanying notes are an integral part of these financial statements.

13

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS

For the year ended December 31, 2025

	American Funds® Global Growth Subaccount	American Funds® Growth Subaccount	American Funds® Growth-Income Subaccount	BHFTI American Funds® Aggressive Allocation Subaccount
Investment Income:
Dividends	$41,387	$6,519	$31,148	$18,568

Expenses:
Mortality and expense risk charges	41,289	51,342	41,450	22,721

Net investment income (loss)	98	(44,823)	(10,302)	(4,153)

Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	421,781	333,162	575,847	111,573
Realized gains (losses) on sale of investments	147,920	275,944	74,145	41,185

Net realized gains (losses)	569,701	609,106	649,992	152,758

Change in unrealized gains (losses) on investments	9,746	193,304	(116,447)	126,777

Net realized and change in unrealized gains (losses) on investments	579,447	802,410	533,545	279,535

Net increase (decrease) in net assets resulting from operations	$579,545	$757,587	$523,243	$275,382

(a)	For the period April 25, 2025 to December 31, 2025.

The accompanying notes are an integral part of these financial statements.

14

BHFTI American Funds® Balanced Allocation Subaccount	BHFTI American Funds® Moderate Allocation Subaccount	BHFTI BlackRock High Yield Subaccount	BHFTI Brighthouse Asset Allocation 100 Subaccount	BHFTI Brighthouse Small Cap Value Subaccount	BHFTI Brighthouse/ Wellington Large Cap Research Subaccount

$17,367	$9,551	$76,241	$12,522	$12,694	$2,621

12,300	4,868	12,968	14,540	12,766	9,441

5,067	4,683	63,273	(2,018)	(72)	(6,820)

56,301	18,381	—	48,665	147,137	127,410
4,125	5,501	875	10,774	(27,824)	1,698

60,426	23,882	875	59,439	119,313	129,108

74,251	18,005	19,575	112,927	(170,522)	(24,469)

134,677	41,887	20,450	172,366	(51,209)	104,639

$139,744	$46,570	$83,723	$170,348	$(51,281)	$97,819

The accompanying notes are an integral part of these financial statements.

15

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2025

		BHFTI Harris
	BHFTI CBRE	Oakmark	BHFTI Invesco	BHFTI Invesco
	Global Real Estate	International	Comstock	Global Equity
	Subaccount	Subaccount	Subaccount	Subaccount
Investment Income:
Dividends	$15,177	$17,355	$15,829	$—

Expenses:
Mortality and expense risk charges	6,082	9,041	9,305	58,479

Net investment income (loss)	9,095	8,314	6,524	(58,479)

Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	25,309	104,226	728,736
Realized gains (losses) on sale of investments	(6,539)	2,287	401	193,023

Net realized gains (losses)	(6,539)	27,596	104,627	921,759

Change in unrealized gains (losses) on investments	27,412	162,301	42,817	(245,231)

Net realized and change in unrealized gains (losses) on investments	20,873	189,897	147,444	676,528

Net increase (decrease) in net assets resulting from operations	$29,968	$198,211	$153,968	$618,049

(a)	For the period April 25, 2025 to December 31, 2025.

The accompanying notes are an integral part of these financial statements.

16

		BHFTI	BHFTI MFS®	BHFTI PIMCO
BHFTI Invesco	BHFTI JPMorgan	Loomis Sayles	Research	Inflation	BHFTI PIMCO
Small Cap Growth	Small Cap Value	Growth	International	Protected Bond	Total Return
Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

$—	$1,451	$—	$4,503	$4,852	$98,057

1,768	1,486	186,400	2,623	4,048	21,843

(1,768)	(35)	(186,400)	1,880	804	76,214

—	13,072	1,952,675	15,069	2,821	—
(8,536)	(1,019)	1,044,427	707	1,302	(38,724)

(8,536)	12,053	2,997,102	15,776	4,123	(38,724)

18,834	2,179	(926,637)	31,041	19,142	90,104

10,298	14,232	2,070,465	46,817	23,265	51,380

$8,530	$14,197	$1,884,065	$48,697	$24,069	$127,594

The accompanying notes are an integral part of these financial statements.

17

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2025

	BHFTI SSGA Emerging Markets Enhanced Index Subaccount (a)	BHFTI T. Rowe Price Large Cap Value Subaccount	BHFTI Victory Sycamore Mid Cap Value Subaccount	BHFTII BlackRock Bond Income Subaccount
Investment Income:
Dividends	$1,742	$90,611	$7,706	$39,222

Expenses:
Mortality and expense risk charges	1,521	64,100	7,158	8,246

Net investment income (loss)	221	26,511	548	30,976

Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	481,110	81,047	—
Realized gains (losses) on sale of investments	2,387	(58,269)	(6,130)	(64,189)

Net realized gains (losses)	2,387	422,841	74,917	(64,189)

Change in unrealized gains (losses) on investments	44,990	45,566	(67,672)	68,147

Net realized and change in unrealized gains (losses) on investments	47,377	468,407	7,245	3,958

Net increase (decrease) in net assets resulting from operations	$47,598	$494,918	$7,793	$34,934

(a)	For the period April 25, 2025 to December 31, 2025.

The accompanying notes are an integral part of these financial statements.

18

BHFTII BlackRock Capital Appreciation Subaccount	BHFTII BlackRock Ultra-Short Term Bond Subaccount	BHFTII Brighthouse Asset Allocation 20 Subaccount	BHFTII Brighthouse Asset Allocation 40 Subaccount	BHFTII Brighthouse Asset Allocation 60 Subaccount	BHFTII Brighthouse Asset Allocation 80 Subaccount

$—	$206,277	$7,024	$21,558	$141,995	$63,897

67,983	46,226	2,837	11,447	82,451	44,249

(67,983)	160,051	4,187	10,111	59,544	19,648

715,129	—	—	9,295	168,842	135,741
281,784	16,100	(14,380)	(5,969)	(39,838)	(7,725)

996,913	16,100	(14,380)	3,326	129,004	128,016

(326,774)	(69,085)	28,720	61,665	562,931	344,843

670,139	(52,985)	14,340	64,991	691,935	472,859

$602,156	$107,066	$18,527	$75,102	$751,479	$492,507

The accompanying notes are an integral part of these financial statements.

19

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2025

	BHFTII Brighthouse/ Wellington Balanced Subaccount	BHFTII Brighthouse/ Wellington Core Equity Opportunities Subaccount	BHFTII Frontier Mid Cap Growth Subaccount	BHFTII Jennison Growth Subaccount
Investment Income:
Dividends	$17,874	$14,600	$—	$—

Expenses:
Mortality and expense risk charges	9,160	14,144	35,053	25,639

Net investment income (loss)	8,714	456	(35,053)	(25,639)

Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	88,895	126,954	141,816	368,967
Realized gains (losses) on sale of investments	(8,031)	(28,385)	(11,279)	(24,388)

Net realized gains (losses)	80,864	98,569	130,537	344,579

Change in unrealized gains (losses) on investments	(16,605)	(35,859)	(2,706)	(227,221)

Net realized and change in unrealized gains (losses) on investments	64,259	62,710	127,831	117,358

Net increase (decrease) in net assets resulting from operations	$72,973	$63,166	$92,778	$91,719

(a)	For the period April 25, 2025 to December 31, 2025.

The accompanying notes are an integral part of these financial statements.

20

BHFTII MetLife Aggregate Bond Index Subaccount	BHFTII MetLife MSCI EAFE® Index Subaccount	BHFTII MetLife Russell 2000® Index Subaccount	BHFTII MetLife Stock Index Subaccount	BHFTII MFS® Total Return Subaccount	BHFTII MFS® Value Subaccount

$104	$524	$11	$87,393	$69,972	$72,202

42	362	9	112,516	35,322	52,667

62	162	2	(25,123)	34,650	19,535

—	208	48	766,414	181,807	450,444
(40)	92	7	501,941	(9,194)	(16,508)

(40)	300	55	1,268,355	172,613	433,936

281	6,600	36	42,955	33,143	18,143

241	6,900	91	1,311,310	205,756	452,079

$303	$7,062	$93	$1,286,187	$240,406	$471,614

The accompanying notes are an integral part of these financial statements.

21

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2025

				BHFTII Western
				Asset Management
	BHFTII Neuberger	BHFTII T. Rowe Price	BHFTII T. Rowe Price	Strategic Bond
	Berman Genesis	Large Cap Growth	Small Cap Growth	Opportunities
	Subaccount	Subaccount	Subaccount	Subaccount
Investment Income:
Dividends	$629	$—	$884	$44,848

Expenses:
Mortality and expense risk charges	7,535	56,239	54,829	6,099

Net investment income (loss)	(6,906)	(56,239)	(53,945)	38,749

Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	78,451	625,705	981,004	—
Realized gains (losses) on sale of investments	(11,283)	105,556	(95,434)	(33,953)

Net realized gains (losses)	67,168	731,261	885,570	(33,953)

Change in unrealized gains (losses) on investments	(99,909)	(114,865)	(513,421)	43,184

Net realized and change in unrealized gains (losses) on investments	(32,741)	616,396	372,149	9,231

Net increase (decrease) in net assets resulting from operations	$(39,647)	$560,157	$318,204	$47,980

(a)	For the period April 25, 2025 to December 31, 2025.

The accompanying notes are an integral part of these financial statements.

22

BHFTII Western			FTVIPT Franklin	FTVIPT Templeton
Asset Management	Fidelity® VIP	Fidelity® VIP	Small-Mid Cap	Developing	FTVIPT Templeton
U.S. Government	Contrafund®	Mid Cap	Growth VIP	Markets VIP	Foreign VIP
Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

$45,587	$—	$9,646	$—	$4,964	$12,501

12,050	65,619	52,469	6,364	9,005	6,504

33,537	(65,619)	(42,823)	(6,364)	(4,041)	5,997

—	896,481	490,934	25,285	15,493	34,905

(13,322)	459,249	14,294	(3,180)	31,515	1,317

(13,322)	1,355,730	505,228	22,105	47,008	36,222

35,340	(313,692)	(84,175)	(11,770)	246,104	86,844

22,018	1,042,038	421,053	10,335	293,112	123,066

$55,555	$976,419	$378,230	$3,971	$289,071	$129,063

The accompanying notes are an integral part of these financial statements.

23

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS — (Concluded)

For the year ended December 31, 2025

		LMGAMT		LMPVET
	Janus Henderson	ClearBridge	LMPIT Western Asset	ClearBridge Variable
	Enterprise	Small Cap	Corporate Bond	Appreciation
	Subaccount	Subaccount	Subaccount	Subaccount
Investment Income:
Dividends	$2,604	$32	$31,844	$18,379

Expenses:
Mortality and expense risk charges	67,052	97	7,912	44,222

Net investment income (loss)	(64,448)	(65)	23,932	(25,843)

Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	464,089	707	—	524,911
Realized gains (losses) on sale of investments	88,921	(14)	(3,479)	392,754

Net realized gains (losses)	553,010	693	(3,479)	917,665

Change in unrealized gains (losses) on investments	(186,615)	(304)	22,185	(451,150)

Net realized and change in unrealized gains (losses) on investments	366,395	389	18,706	466,515

Net increase (decrease) in net assets resulting from operations	$301,947	$324	$42,638	$440,672

(a)	For the period April 25, 2025 to December 31, 2025.

The accompanying notes are an integral part of these financial statements.

24

					LMPVIT
LMPVET	LMPVET	LMPVET	LMPVET	LMPVET	Western Asset
ClearBridge Variable	ClearBridge Variable	ClearBridge Variable	ClearBridge Variable	ClearBridge Variable	Variable Global
Dividend Strategy	Growth	Large Cap Growth	Large Cap Value	Small Cap Growth	High Yield Bond
Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

$11,197	$—	$—	$6,722	$—	$22,093

7,569	13,826	6,501	7,940	3,368	4,601

3,628	(13,826)	(6,501)	(1,218)	(3,368)	17,492

70,885	174,274	33,676	58,341	18,432	—
5,984	(84,500)	85,039	509	(1,197)	(6,969)

76,869	89,774	118,715	58,850	17,235	(6,969)

(26,870)	47,691	(92,004)	(8,978)	3,440	16,356

49,999	137,465	26,711	49,872	20,675	9,387

$53,627	$123,639	$20,210	$48,654	$17,307	$26,879

The accompanying notes are an integral part of these financial statements.

25

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2025 and 2024

	American Funds® Global Growth Subaccount		American Funds® Growth Subaccount		American Funds® Growth-Income Subaccount
	2025	2024	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$98	$7,285	$(44,823)	$(36,595)	$(10,302)	$(5,696)
Net realized gains (losses)	569,701	221,223	609,106	325,523	649,992	298,883
Change in unrealized gains (losses) on investments	9,746	165,186	193,304	719,628	(116,447)	377,526

Net increase (decrease) in net assets resulting from operations	579,545	393,694	757,587	1,008,556	523,243	670,713

Contract Transactions:
Purchase payments received from Contract owners	166,885	199,547	64,373	114,005	57,264	54,750
Net transfers (including fixed account)	(15,406)	(8,409)	192,377	(78,804)	31,918	12,104
Contract charges	(27)	(26)	(135)	(151)	(35)	(34)
Transfers for Contract benefits and terminations	(949,982)	(566,233)	(394,449)	(745,914)	(302,438)	(544,270)

Net increase (decrease) in net assets resulting from Contract transactions	(798,530)	(375,121)	(137,834)	(710,864)	(213,291)	(477,450)

Net increase (decrease) in net assets	(218,985)	18,573	619,753	297,692	309,952	193,263
Net Assets:
Beginning of year	3,287,313	3,268,740	3,971,095	3,673,403	3,271,810	3,078,547

End of year	$3,068,328	$3,287,313	$4,590,848	$3,971,095	$3,581,762	$3,271,810

(a)	For the period April 25, 2025 to December 31, 2025.
(b)	For the period September 6, 2024 to December 31, 2024.

The accompanying notes are an integral part of these financial statements.

26

BHFTI American Funds® Aggressive Allocation Subaccount		BHFTI American Funds® Balanced Allocation Subaccount		BHFTI American Funds® Moderate Allocation Subaccount		BHFTI BlackRock High Yield Subaccount
2025	2024	2025	2024	2025	2024	2025	2024

$(4,153)	$(2,330)	$5,067	$2,929	$4,683	$(277)	$63,273	$44,582
152,758	69,811	60,426	(5,546)	23,882	2,565	875	(421)
126,777	153,359	74,251	92,719	18,005	3,736	19,575	18,503

275,382	220,840	139,744	90,102	46,570	6,024	83,723	62,664

116,823	114,274	79,940	96,024	14,022	12,940	19,382	24,805
(545,061)	(171,448)	6,445	(389,890)	—	261,696	163,818	5,278
(43)	(56)	(8)	(38)	—	—	(33)	(23)
(94,617)	(96,827)	(58,798)	(176,771)	(154,639)	(2,228)	(10,923)	(33,993)

(522,898)	(154,057)	27,579	(470,675)	(140,617)	272,408	172,244	(3,933)

(247,516)	66,783	167,323	(380,573)	(94,047)	278,432	255,967	58,731

1,715,321	1,648,538	853,460	1,234,033	374,080	95,648	920,604	861,873

$1,467,805	$1,715,321	$1,020,783	$853,460	$280,033	$374,080	$1,176,571	$920,604

The accompanying notes are an integral part of these financial statements.

27

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2025 and 2024

	BHFTI Brighthouse Asset Allocation 100 Subaccount		BHFTI Brighthouse Small Cap Value Subaccount		BHFTI Brighthouse/ Wellington Large Cap Research Subaccount
	2025	2024	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(2,018)	$(5,048)	$(72)	$835	$(6,820)	$(5,532)
Net realized gains (losses)	59,439	77,880	119,313	77,007	129,108	44,857
Change in unrealized gains (losses) on investments	112,927	219,588	(170,522)	12,345	(24,469)	74,404

Net increase (decrease) in net assets resulting from operations	170,348	292,420	(51,281)	90,187	97,819	113,729

Contract Transactions:
Purchase payments received from Contract owners	59,336	103,717	26,855	41,937	7,046	8,799
Net transfers (including fixed account)	(22)	(71)	(2,624)	(15,112)	—	(173)
Contract charges	(63)	(64)	(43)	(45)	(15)	(15)
Transfers for Contract benefits and terminations	(503,798)	(1,294,130)	(164,961)	(354,349)	(6,884)	(3,457)

Net increase (decrease) in net assets resulting from Contract transactions	(444,547)	(1,190,548)	(140,773)	(327,569)	147	5,154

Net increase (decrease) in net assets	(274,199)	(898,128)	(192,054)	(237,382)	97,966	118,883
Net Assets:
Beginning of year	1,379,006	2,277,134	1,175,027	1,412,409	688,196	569,313

End of year	$1,104,807	$1,379,006	$982,973	$1,175,027	$786,162	$688,196

(a)	For the period April 25, 2025 to December 31, 2025.
(b)	For the period September 6, 2024 to December 31, 2024.

The accompanying notes are an integral part of these financial statements.

28

BHFTI CBRE Global Real Estate Subaccount		BHFTI Harris Oakmark International Subaccount		BHFTI Invesco Comstock Subaccount		BHFTI Invesco Global Equity Subaccount
2025	2024	2025	2024	2025	2024	2025	2024

$9,095	$15,504	$8,314	$7,921	$6,524	$581	$(58,479)	$(61,230)
(6,539)	(9,654)	27,596	(6,611)	104,627	27,931	921,759	640,248
27,412	(2,180)	162,301	(43,790)	42,817	5,028	(245,231)	175,383

29,968	3,670	198,211	(42,480)	153,968	33,540	618,049	754,401

14,562	23,011	30,720	34,668	20,665	24,093	92,784	116,965
—	(25)	1,546	287	500,000	—	(313,283)	5,177
(45)	(60)	(15)	(44)	—	—	(83)	(87)
(54,598)	(141,098)	(65,603)	(85,624)	(8,280)	(44,350)	(905,906)	(821,763)

(40,081)	(118,172)	(33,352)	(50,713)	512,385	(20,257)	(1,126,488)	(699,708)

(10,113)	(114,502)	164,859	(93,193)	666,353	13,283	(508,439)	54,693

542,054	656,556	642,836	736,029	274,497	261,214	5,196,789	5,142,096

$531,941	$542,054	$807,695	$642,836	$940,850	$274,497	$4,688,350	$5,196,789

The accompanying notes are an integral part of these financial statements.

29

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2025 and 2024

	BHFTI Invesco Small Cap Growth Subaccount		BHFTI JPMorgan Small Cap Value Subaccount		BHFTI Loomis Sayles Growth Subaccount
	2025	2024	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1,768)	$(2,744)	$(35)	$1,160	$(186,400)	$(185,480)
Net realized gains (losses)	(8,536)	(33,208)	12,053	(179)	2,997,102	1,613,563
Change in unrealized gains (losses) on investments	18,834	65,990	2,179	19,324	(926,637)	2,685,490

Net increase (decrease) in net assets resulting from operations	8,530	30,038	14,197	20,305	1,884,065	4,113,573

Contract Transactions:
Purchase payments received from Contract owners	6,733	9,437	6,093	12,250	233,283	240,491
Net transfers (including fixed account)	21,725	—	11,177	752	(93,958)	(89,094)
Contract charges	—	—	—	—	(143)	(180)
Transfers for Contract benefits and terminations	(41,478)	(110,590)	(10,397)	(163,284)	(3,831,055)	(1,531,126)

Net increase (decrease) in net assets resulting from Contract transactions	(13,020)	(101,153)	6,873	(150,282)	(3,691,873)	(1,379,909)

Net increase (decrease) in net assets	(4,490)	(71,115)	21,070	(129,977)	(1,807,808)	2,733,664
Net Assets:
Beginning of year	146,056	217,171	116,358	246,335	15,463,363	12,729,699

End of year	$141,566	$146,056	$137,428	$116,358	$13,655,555	$15,463,363

(a)	For the period April 25, 2025 to December 31, 2025.
(b)	For the period September 6, 2024 to December 31, 2024.

The accompanying notes are an integral part of these financial statements.

30

BHFTI MFS® Research International Subaccount		BHFTI PIMCO Inflation Protected Bond Subaccount		BHFTI PIMCO Total Return Subaccount		BHFTI SSGA Emerging Markets Enhanced Index Subaccount
2025	2024	2025	2024	2025	2024	2025 (a)

$1,880	$1,952	$804	$(3,073)	$76,214	$32,070	$221
15,776	16,861	4,123	(3,753)	(38,724)	(74,516)	2,387
31,041	(5,783)	19,142	12,223	90,104	77,838	44,990

48,697	13,030	24,069	5,397	127,594	35,392	47,598

22,311	21,842	10,150	9,908	42,795	81,913	4,382
1,881	2,030	168,708	3,079	111,026	(15,113)	158,381
(10)	(10)	—	—	(32)	(33)	—
(5,901)	(120,434)	(71,618)	(123,324)	(120,274)	(524,600)	(907)

18,281	(96,572)	107,240	(110,337)	33,515	(457,833)	161,856

66,978	(83,542)	131,309	(104,940)	161,109	(422,441)	209,454

219,800	303,342	262,747	367,687	1,629,571	2,052,012	—

$286,778	$219,800	$394,056	$262,747	$1,790,680	$1,629,571	$209,454

The accompanying notes are an integral part of these financial statements.

31

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2025 and 2024

	BHFTI T. Rowe Price Large Cap Value Subaccount		BHFTI Victory Sycamore Mid Cap Value Subaccount		BHFTII BlackRock Bond Income Subaccount
	2025	2024	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$26,511	$51,441	$548	$630	$30,976	$20,439
Net realized gains (losses)	422,841	242,524	74,917	40,700	(64,189)	(19,835)
Change in unrealized gains (losses) on investments	45,566	320,105	(67,672)	10,378	68,147	4,476

Net increase (decrease) in net assets resulting from operations	494,918	614,070	7,793	51,708	34,934	5,080

Contract Transactions:
Purchase payments received from Contract owners	170,492	212,474	12,737	14,540	33,470	43,187
Net transfers (including fixed account)	(44,897)	39,355	2,806	228	87,075	(27,418)
Contract charges	(125)	(136)	(30)	(30)	(8)	(15)
Transfers for Contract benefits and terminations	(944,328)	(1,981,899)	(47,896)	(6,468)	(157,054)	(103,683)

Net increase (decrease) in net assets resulting from Contract transactions	(818,858)	(1,730,206)	(32,383)	8,270	(36,517)	(87,929)

Net increase (decrease) in net assets	(323,940)	(1,116,136)	(24,590)	59,978	(1,583)	(82,849)
Net Assets:
Beginning of year	5,165,623	6,281,759	659,023	599,045	611,579	694,428

End of year	$4,841,683	$5,165,623	$634,433	$659,023	$609,996	$611,579

(a)	For the period April 25, 2025 to December 31, 2025.
(b)	For the period September 6, 2024 to December 31, 2024.

The accompanying notes are an integral part of these financial statements.

32

BHFTII BlackRock Capital Appreciation Subaccount		BHFTII BlackRock Ultra-Short Term Bond Subaccount		BHFTII Brighthouse Asset Allocation 20 Subaccount		BHFTII Brighthouse Asset Allocation 40 Subaccount
2025	2024	2025	2024	2025	2024	2025	2024

$(67,983)	$(66,644)	$160,051	$181,489	$4,187	$5,068	$10,111	$7,395
996,913	480,500	16,100	14,850	(14,380)	(8,680)	3,326	(4,905)
(326,774)	1,062,553	(69,085)	(48,440)	28,720	11,640	61,665	31,758

602,156	1,476,409	107,066	147,899	18,527	8,028	75,102	34,248

97,704	86,205	190,106	232,091	11,820	20,797	47,907	52,932
(664)	55,000	659,527	327,444	—	—	—	—
(134)	(139)	(239)	(302)	—	(7)	(45)	(60)
(1,485,590)	(785,085)	(1,165,278)	(527,735)	(153,123)	(61,310)	(116,105)	(70,906)

(1,388,684)	(644,019)	(315,884)	31,498	(141,303)	(40,520)	(68,243)	(18,034)

(786,528)	832,390	(208,818)	179,397	(122,776)	(32,492)	6,859	16,214

5,841,801	5,009,411	4,040,719	3,861,322	344,380	376,872	772,601	756,387

$5,055,273	$5,841,801	$3,831,901	$4,040,719	$221,604	$344,380	$779,460	$772,601

The accompanying notes are an integral part of these financial statements.

33

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2025 and 2024

	BHFTII Brighthouse Asset Allocation 60 Subaccount		BHFTII Brighthouse Asset Allocation 80 Subaccount		BHFTII Brighthouse/Wellington Balanced Subaccount
	2025	2024	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) .	$59,544	$32,028	$19,648	$6,433	$8,714	$4,753
Net realized gains (losses)	129,004	5,542	128,016	16,581	80,864	27,731
Change in unrealized gains (losses) on investments	562,931	411,866	344,843	356,549	(16,605)	57,849

Net increase (decrease) in net assets resulting from operations	751,479	449,436	492,507	379,563	72,973	90,333

Contract Transactions:
Purchase payments received from Contract owners	106,682	173,059	49,476	195,749	80,966	90,795
Net transfers (including fixed account)	(230,854)	(9,343)	(30,556)	(184,693)	(1,047)	274
Contract charges	(180)	(180)	(165)	(182)	(17)	(23)
Transfers for Contract benefits and terminations	(521,531)	(571,275)	(1,250,162)	(646,374)	(332,527)	(93,384)

Net increase (decrease) in net assets resulting from Contract transactions	(645,883)	(407,739)	(1,231,407)	(635,500)	(252,625)	(2,338)

Net increase (decrease) in net assets	105,596	41,697	(738,900)	(255,937)	(179,652)	87,995
Net Assets:
Beginning of year	6,496,977	6,455,280	4,038,388	4,294,325	778,811	690,816

End of year	$6,602,573	$6,496,977	$3,299,488	$4,038,388	$599,159	$778,811

(a)	For the period April 25, 2025 to December 31, 2025.
(b)	For the period September 6, 2024 to December 31, 2024.

The accompanying notes are an integral part of these financial statements.

34

BHFTII Brighthouse/ Wellington Core Equity Opportunities Subaccount		BHFTII Frontier Mid Cap Growth Subaccount		BHFTII Jennison Growth Subaccount		BHFTII MetLife Aggregate Bond Index Subaccount
2025	2024	2025	2024	2025	2024	2025	2024

$456	$613	$(35,053)	$(32,516)	$(25,639)	$(31,570)	$62	$214
98,569	32,121	130,537	(3,211)	344,579	333,681	(40)	(745)
(35,859)	46,133	(2,706)	455,743	(227,221)	383,196	281	627

63,166	78,867	92,778	420,016	91,719	685,307	303	96

43,190	59,816	45,630	44,317	67,958	78,837	—	—
—	—	—	(337)	(434,623)	17,445	—	—
—	(3)	(33)	(34)	(14)	(28)	—	—
(269,990)	(165,666)	(218,604)	(224,056)	(274,151)	(205,700)	(209)	(4,625)

(226,800)	(105,853)	(173,007)	(180,110)	(640,830)	(109,446)	(209)	(4,625)

(163,634)	(26,986)	(80,229)	239,906	(549,111)	575,861	94	(4,529)

1,042,099	1,069,085	2,829,603	2,589,697	2,950,808	2,374,947	5,025	9,554

$878,465	$1,042,099	$2,749,374	$2,829,603	$2,401,697	$2,950,808	$5,119	$5,025

The accompanying notes are an integral part of these financial statements.

35

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2025 and 2024

	BHFTII MetLife MSCI EAFE® Index Subaccount		BHFTII MetLife Russell 2000® Index Subaccount		BHFTII MetLife Stock Index Subaccount
	2025	2024	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$162	$532	$2	$273	$(25,123)	$(4,913)
Net realized gains (losses)	300	839	55	10,611	1,268,355	891,798
Change in unrealized gains (losses) on investments	6,600	(643)	36	(4,637)	42,955	977,853

Net increase (decrease) in net assets resulting from operations	7,062	728	93	6,247	1,286,187	1,864,738

Contract Transactions:
Purchase payments received from Contract owners	—	—	—	—	185,542	203,730
Net transfers (including fixed account)	—	—	—	—	(735,250)	(5,747)
Contract charges	—	—	—	—	(187)	(214)
Transfers for Contract benefits and terminations	(103)	(4,282)	(102)	(76,576)	(740,880)	(1,034,615)

Net increase (decrease) in net assets resulting from Contract transactions	(103)	(4,282)	(102)	(76,576)	(1,290,775)	(836,846)

Net increase (decrease) in net assets	6,959	(3,554)	(9)	(70,329)	(4,588)	1,027,892
Net Assets:
Beginning of year	24,083	27,637	912	71,241	9,277,625	8,249,733

End of year	$31,042	$24,083	$903	$912	$9,273,037	$9,277,625

(a)	For the period April 25, 2025 to December 31, 2025.
(b)	For the period September 6, 2024 to December 31, 2024.

The accompanying notes are an integral part of these financial statements.

36

BHFTII MFS® Total Return Subaccount		BHFTII MFS® Value Subaccount		BHFTII Neuberger Berman Genesis Subaccount		BHFTII T. Rowe Price Large Cap Growth Subaccount
2025	2024	2025	2024	2025	2024	2025	2024

$34,650	$34,809	$19,535	$22,462	$(6,906)	$(8,177)	$(56,239)	$(54,433)
172,613	148,318	433,936	369,435	67,168	70,071	731,261	296,451
33,143	15,992	18,143	16,529	(99,909)	(5,624)	(114,865)	768,890

240,406	199,119	471,614	408,426	(39,647)	56,270	560,157	1,010,908

86,940	93,104	135,481	156,856	23,132	26,403	177,820	197,698
43,995	26,711	218,142	(328)	(5,099)	5,099	(302,806)	(112,202)
(173)	(201)	(134)	(140)	—	(3)	(81)	(117)
(313,775)	(756,617)	(578,553)	(420,990)	(117,873)	(51,141)	(440,715)	(266,261)

(183,013)	(637,003)	(225,064)	(264,602)	(99,840)	(19,642)	(565,782)	(180,882)

57,393	(437,884)	246,550	143,824	(139,487)	36,628	(5,625)	830,026

2,699,871	3,137,755	4,109,239	3,965,415	724,037	687,409	4,430,267	3,600,241

$2,757,264	$2,699,871	$4,355,789	$4,109,239	$584,550	$724,037	$4,424,642	$4,430,267

The accompanying notes are an integral part of these financial statements.

37

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2025 and 2024

	BHFTII		BHFTII Western Asset Management		BHFTII Western Asset Management
	T. Rowe Price Small Cap Growth		Strategic Bond Opportunities		U.S. Government
	Subaccount		Subaccount		Subaccount
	2025	2024	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(53,945)	$(65,196)	$38,749	$49,026	$33,537	$16,131
Net realized gains (losses)	885,570	285,799	(33,953)	(24,401)	(13,322)	(25,873)
Change in unrealized gains (losses) on investments	(513,421)	313,388	43,184	4,321	35,340	21,862

Net increase (decrease) in net assets resulting from operations	318,204	533,991	47,980	28,946	55,555	12,120

Contract Transactions:
Purchase payments received from Contract owners	167,754	196,829	21,265	30,343	19,598	35,599
Net transfers (including fixed account)	(163,795)	(160,954)	2,805	2,597	511,899	(13,073)
Contract charges	(55)	(65)	(2)	(11)	(7)	(8)
Transfers for Contract benefits and terminations	(565,674)	(1,000,921)	(224,464)	(136,984)	(158,816)	(240,040)

Net increase (decrease) in net assets resulting from Contract transactions	(561,770)	(965,111)	(200,396)	(104,055)	372,674	(217,522)

Net increase (decrease) in net assets	(243,566)	(431,120)	(152,416)	(75,109)	428,229	(205,402)
Net Assets:
Beginning of year	4,243,112	4,674,232	728,856	803,965	669,781	875,183

End of year	$3,999,546	$4,243,112	$576,440	$728,856	$1,098,010	$669,781

(a)	For the period April 25, 2025 to December 31, 2025.
(b)	For the period September 6, 2024 to December 31, 2024.

The accompanying notes are an integral part of these financial statements.

38

				FTVIPT Franklin		FTVIPT Templeton
Fidelity® VIP Contrafund®		Fidelity® VIP Mid Cap		Small-Mid Cap Growth VIP		Developing Markets VIP
Subaccount		Subaccount		Subaccount		Subaccount
2025	2024	2025	2024	2025	2024	2025	2024

$(65,619)	$(62,016)	$(42,823)	$(43,671)	$(6,364)	$(6,329)	$(4,041)	$22,371
1,355,730	1,025,680	505,228	696,906	22,105	(4,367)	47,008	(1,781)
(313,692)	403,937	(84,175)	(5,136)	(11,770)	52,176	246,104	30,394

976,419	1,367,601	378,230	648,099	3,971	41,480	289,071	50,984

127,091	147,162	166,163	180,312	26,021	27,806	22,778	54,131
59,398	—	58,263	(163,252)	—	—	(36)	5,039
(96)	(94)	(84)	(120)	(5)	(8)	(2)	(2)
(1,548,606)	(1,082,385)	(934,982)	(814,570)	(37,832)	(36,644)	(356,723)	(82,743)

(1,362,213)	(935,317)	(710,640)	(797,630)	(11,816)	(8,846)	(333,983)	(23,575)

(385,794)	432,284	(332,410)	(149,531)	(7,845)	32,634	(44,912)	27,409

4,964,875	4,532,591	4,456,705	4,606,236	468,933	436,299	782,010	754,601

$4,579,081	$4,964,875	$4,124,295	$4,456,705	$461,088	$468,933	$737,098	$782,010

The accompanying notes are an integral part of these financial statements.

39

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2025 and 2024

					LMGAMT ClearBridge
	FTVIPT Templeton Foreign VIP		Janus Henderson Enterprise		Small Cap
	Subaccount		Subaccount		Subaccount
	2025	2024	2025	2024	2025	2024 (b)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$5,997	$6,346	$(64,448)	$(36,880)	$(65)	$36
Net realized gains (losses)	36,222	7,372	553,010	291,982	693	489
Change in unrealized gains (losses) on investments	86,844	(21,585)	(186,615)	440,006	(304)	(42)

Net increase (decrease) in net assets resulting from operations	129,063	(7,867)	301,947	695,108	324	483

Contract Transactions:
Purchase payments received from Contract owners	16,865	24,251	49,061	57,125	—	—
Net transfers (including fixed account)	2,111	(2,344)	(5,190)	3,069	—	8,515
Contract charges	(7)	(7)	(4)	(14)	—	—
Transfers for Contract benefits and terminations	(9,979)	(102,334)	(913,426)	(320,049)	(161)	(1,691)

Net increase (decrease) in net assets resulting from Contract transactions	8,990	(80,434)	(869,559)	(259,869)	(161)	6,824

Net increase (decrease) in net assets	138,053	(88,301)	(567,612)	435,239	163	7,307
Net Assets:
Beginning of year	463,316	551,617	5,411,458	4,976,219	7,307	—

End of year	$601,369	$463,316	$4,843,846	$5,411,458	$7,470	$7,307

(a)	For the period April 25, 2025 to December 31, 2025.
(b)	For the period September 6, 2024 to December 31, 2024.

The accompanying notes are an integral part of these financial statements.

40

LMPIT		LMPVET ClearBridge		LMPVET ClearBridge		LMPVET ClearBridge
Western Asset Corporate Bond		Variable Appreciation		Variable Dividend Strategy		Variable Growth
Subaccount		Subaccount		Subaccount		Subaccount
2025	2024	2025	2024	2025	2024	2025	2024

$23,932	$23,761	$(25,843)	$(17,533)	$3,628	$(985)	$(13,826)	$(15,829)
(3,479)	(7,763)	917,665	500,439	76,869	93,543	89,774	291,152
22,185	(9,328)	(451,150)	204,976	(26,870)	(3,019)	47,691	(120,997)

42,638	6,670	440,672	687,882	53,627	89,539	123,639	154,326

27,670	26,471	48,813	43,533	2,904	7,624	22,094	28,860
—	—	—	—	—	—	(316)	4,386
(8)	(8)	(20)	(30)	—	—	(12)	(14)
(24,135)	(70,545)	(1,057,986)	(175,987)	(41,915)	(175,261)	(225,653)	(309,316)

3,527	(44,082)	(1,009,193)	(132,484)	(39,011)	(167,637)	(203,887)	(276,084)

46,165	(37,412)	(568,521)	555,398	14,616	(78,098)	(80,248)	(121,758)

622,603	660,015	3,836,941	3,281,543	516,891	594,989	1,236,441	1,358,199

$668,768	$622,603	$3,268,420	$3,836,941	$531,507	$516,891	$1,156,193	$1,236,441

The accompanying notes are an integral part of these financial statements.

41

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Concluded)

For the years ended December 31, 2025 and 2024

	LMPVET ClearBridge Variable Large Cap Growth Subaccount		LMPVET ClearBridge Variable Large Cap Value Subaccount		LMPVET ClearBridge Variable Small Cap Growth Subaccount
	2025	2024	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(6,501)	$(13,376)	$(1,218)	$(1,082)	$(3,368)	$(3,475)
Net realized gains (losses)	118,715	325,212	58,850	113,440	17,235	6,488
Change in unrealized gains (losses) on investments	(92,004)	(59,583)	(8,978)	(66,953)	3,440	3,345

Net increase (decrease) in net assets resulting from operations	20,210	252,253	48,654	45,405	17,307	6,358

Contract Transactions:
Purchase payments received from Contract owners	11,952	10,443	10,815	14,276	12,813	12,109
Net transfers (including fixed account)	—	(54)	—	—	5,107	4,127
Contract charges	(23)	(22)	—	—	(4)	(4)
Transfers for Contract benefits and terminations	(183,455)	(553,127)	(4,423)	(183,958)	(46,860)	(142,195)

Net increase (decrease) in net assets resulting from Contract transactions	(171,526)	(542,760)	6,392	(169,682)	(28,944)	(125,963)

Net increase (decrease) in net assets	(151,316)	(290,507)	55,046	(124,277)	(11,637)	(119,605)
Net Assets:
Beginning of year	654,471	944,978	554,382	678,659	285,328	404,933

End of year	$503,155	$654,471	$609,428	$554,382	$273,691	$285,328

(a)	For the period April 25, 2025 to December 31, 2025.
(b)	For the period September 6, 2024 to December 31, 2024.

The accompanying notes are an integral part of these financial statements.

42

LMPVIT Western Asset
Variable Global High Yield Bond
Subaccount
2025	2024

$17,492	$14,630
(6,969)	(35,062)
16,356	48,401

26,879	27,969

10,720	5,823
—	—
(15)	(15)
(41,062)	(225,071)

(30,357)	(219,263)

(3,478)	(191,294)

336,882	528,176

$333,404	$336,882

The accompanying notes are an integral part of these financial statements.

43

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Brighthouse Separate Account QPN for Variable Annuities (the “Separate Account”), a separate account of Brighthouse Life Insurance Company (the “Company”), was established by the Board of Directors of MetLife Insurance Company of Connecticut (“MICC”) on December 26, 1995 to support MICC’s operations with respect to certain variable annuity contracts (the “Contracts”). The Company is an indirect wholly-owned subsidiary of Brighthouse Financial, Inc. The Separate Account satisfies certain exclusionary provisions and, as such, is not subject to regulation under the Investment Company Act of 1940, as amended. The Separate Account exists in accordance with the regulations of the Delaware Department of Insurance.

The Separate Account is divided into Subaccounts, each of which is treated as an individual accounting entity for financial reporting purposes. Each Subaccount invests in shares of the corresponding fund or portfolio (with the same name) of the registered investment management companies (the “Trusts”), which are presented below:

American Funds Insurance Series® (“American Funds®”)	Legg Mason Global Asset Management Trust (“LMGAMT”)
Brighthouse Funds Trust I (“BHFTI”)*	Legg Mason Partners Income Trust (“LMPIT”)
Brighthouse Funds Trust II (“BHFTII”)*	Legg Mason Partners Variable Equity Trust (“LMPVET”)
Fidelity® Variable Insurance Products (“Fidelity® VIP”)	Legg Mason Partners Variable Income Trust (“LMPVIT”)
Franklin Templeton Variable Insurance Products Trust (“FTVIPT”)
Janus Aspen Series (“Janus”)

*	See Note 5 for a discussion of additional information on related party transactions.

The assets of each of the Subaccounts of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Separate Account’s assets applicable to the Contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

2. LIST OF SUBACCOUNTS

Purchase payments, less any applicable charges applied to the Separate Account, are invested in one or more Subaccounts in accordance with the selection made by the contract owner. The following Subaccounts had net assets as of December 31, 2025:

American Funds® Global Growth Subaccount	BHFTI Invesco Global Equity Subaccount
American Funds® Growth Subaccount	BHFTI Invesco Small Cap Growth Subaccount
American Funds® Growth-Income Subaccount	BHFTI JPMorgan Small Cap Value Subaccount
BHFTI American Funds® Aggressive Allocation Subaccount	BHFTI Loomis Sayles Growth Subaccount
BHFTI American Funds® Balanced Allocation Subaccount	BHFTI MFS® Research International Subaccount
BHFTI American Funds® Moderate Allocation Subaccount	BHFTI PIMCO Inflation Protected Bond Subaccount
BHFTI BlackRock High Yield Subaccount	BHFTI PIMCO Total Return Subaccount
BHFTI Brighthouse Asset Allocation 100 Subaccount	BHFTI SSGA Emerging Markets Enhanced Index Subaccount (b)
BHFTI Brighthouse Small Cap Value Subaccount	BHFTI T. Rowe Price Large Cap Value Subaccount (a)
BHFTI Brighthouse/Wellington Large Cap Research Subaccount	BHFTI Victory Sycamore Mid Cap Value Subaccount
BHFTI CBRE Global Real Estate Subaccount	BHFTII BlackRock Bond Income Subaccount
BHFTI Harris Oakmark International Subaccount	BHFTII BlackRock Capital Appreciation Subaccount
BHFTI Invesco Comstock Subaccount	BHFTII BlackRock Ultra-Short Term Bond Subaccount
BHFTII Brighthouse Asset Allocation 20 Subaccount
BHFTII Brighthouse Asset Allocation 40 Subaccount

44

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

2. LIST OF SUBACCOUNTS — (Concluded)

BHFTII Brighthouse Asset Allocation 60 Subaccount	FTVIPT Franklin Small-Mid Cap Growth VIP Subaccount
BHFTII Brighthouse Asset Allocation 80 Subaccount	FTVIPT Templeton Developing Markets VIP Subaccount
BHFTII Brighthouse/Wellington Balanced Subaccount	FTVIPT Templeton Foreign VIP Subaccount
BHFTII Brighthouse/Wellington Core Equity Opportunities Subaccount	Janus Henderson Enterprise Subaccount
BHFTII Frontier Mid Cap Growth Subaccount	LMGAMT ClearBridge Small Cap Subaccount
BHFTII Jennison Growth Subaccount (a)	LMPIT Western Asset Corporate Bond Subaccount
BHFTII MetLife Aggregate Bond Index Subaccount	LMPVET ClearBridge Variable Appreciation Subaccount
BHFTII MetLife MSCI EAFE® Index Subaccount	LMPVET ClearBridge Variable Dividend Strategy Subaccount
BHFTII MetLife Russell 2000® Index Subaccount	LMPVET ClearBridge Variable Growth Subaccount
BHFTII MetLife Stock Index Subaccount	LMPVET ClearBridge Variable Large Cap Growth Subaccount
BHFTII MFS® Total Return Subaccount	LMPVET ClearBridge Variable Large Cap Value Subaccount
BHFTII MFS® Value Subaccount	LMPVET ClearBridge Variable Small Cap Growth Subaccount
BHFTII Neuberger Berman Genesis Subaccount	LMPVIT Western Asset Variable Global High Yield Bond Subaccount
BHFTII T. Rowe Price Large Cap Growth Subaccount
BHFTII T. Rowe Price Small Cap Growth Subaccount
BHFTII Western Asset Management Strategic Bond Opportunities Subaccount
BHFTII Western Asset Management U.S. Government Subaccount
Fidelity® VIP Contrafund® Subaccount
Fidelity® VIP Mid Cap Subaccount

(a)	This Subaccount may invest in two or more share classes within the underlying fund or portfolio of the Trusts.
(b)	This Subaccount began operations during the period ended December 31, 2025.

3. PORTFOLIO CHANGES

The following Subaccount ceased operations during the year ended December 31, 2025:

BHFTI SSGA Emerging Markets Enhanced Index II Subaccount

The operations of the Subaccounts were affected by the following changes that occurred during the year ended December 31, 2025:

Merger:

Former Name	New Name
BHFTI SSGA Emerging Markets Enhanced Index Portfolio II	BHFTI SSGA Emerging Markets Enhanced Index Portfolio

Name Changes:

Former Name	New Name
BHFTI American Funds® Growth Allocation Portfolio	BHFTI American Funds® Aggressive Allocation Portfolio

45

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

4. SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applicable for variable annuity separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

Security Transactions

Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

Security Valuation

A Subaccount’s investment in shares of a fund or portfolio of the Trusts is valued at fair value based on the closing net asset value (“NAV”) or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Subaccounts. The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Each Subaccount invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day.

Accounting Standards Codification Topic 820, Fair Value Measurement (“ASC 820”) provides that the Separate Account is not required to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Additionally, ASC 820 does not require certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The Separate Account’s investments in shares of a fund or portfolio of the Trusts are using NAV as a practical expedient, therefore investments are not categorized within the ASC 820 fair value hierarchy.

Federal Income Taxes

The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

Annuity Payouts

Net assets allocated to Contracts in the payout period are computed according to industry standard mortality tables. The assumed investment return is 3.0 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company. There were no Contracts in payout at December 31, 2025.

Purchase Payments

Purchase payments received from contract owners by the Company are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus for the Contracts, and are reported as contract transactions on the statements of changes in net assets of the applicable Subaccounts.

46

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

4. SIGNIFICANT ACCOUNTING POLICIES — (Concluded)

Net Transfers

Assets transferred by the contract owner into or out of Subaccounts within the Separate Account or into or out of the fixed account, which is part of the Company’s general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Subaccounts.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

Segment Disclosure

Each Subaccount of the Separate Account constitutes a single operating segment and therefore, a single reportable segment. The chief operating decision maker (“CODM”) oversees the activities of the Separate Account using information of each Subaccount. The Separate Account is engaged in a single line of business as a registered unit investment trust. The Separate Account is a funding vehicle for individual variable annuity contracts with the assets owned by the Company to support the liabilities of the applicable insurance contracts. The Subaccounts have identified the Controller of the Company as the CODM.

The CODM uses increase (decrease) in net assets from operations as their performance measure in order to make operational decisions while monitoring the net assets of each of the Subaccounts within the Separate Account. The accounting policies used to measure profit and loss of the segments are the same as those described in the summary of significant accounting policies. The measure of segment assets is reported on the Statements of Assets and Liabilities as net assets. Refer to the Statements of Operations and Changes in Net Assets and related notes for each Subaccount’s operating segment significant expenses. All assets and revenue are generated in the US and there is no customer greater than 10% of consolidated results for all periods presented.

5. EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charge paid to the Company is an asset-based charge and assessed through a daily reduction in unit values, which is recorded as an expense in the accompanying statements of operations of the applicable Subaccounts:

Mortality and Expense Risk — The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges assessed against the Contracts. In addition, the charge compensates the Company for the risk that the investor may live longer than estimated and the Company would be obligated to pay more in income payments than anticipated.

The table below represents the range of effective annual rates for the respective charge for the year ended December 31, 2025:

Mortality and Expense Risk	0.80	% - 1.50%

The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract. The range of effective rates disclosed above excludes waivers granted to certain Subaccounts.

47

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5. EXPENSES AND RELATED PARTY TRANSACTIONS — (Concluded)

For some Contracts, a contract administrative charge of $15 is assessed on a semi-annual basis. In addition, most Contracts impose a surrender charge which ranges from 0% to 5.0% if the Contract is partially or fully surrendered within the specified surrender charge period. These charges are paid to the Company, assessed through the redemption of units, and are recorded as contract charges in the accompanying statements of changes in net assets of the applicable Subaccounts.

BHFTI and BHFTII currently offer shares of their portfolios only to separate accounts established by the Company and other affiliated life insurance companies, along with separate accounts of Metropolitan Life Insurance Company and its affiliated insurance companies. BHFTI and BHFTII portfolios are managed by Brighthouse Investment Advisers, LLC (“Brighthouse Advisers”), an affiliate of the Company. Brighthouse Advisers is also the investment adviser to the portfolios of BHFTI and BHFTII.

48

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6. STATEMENTS OF INVESTMENTS

	As of December 31, 2025		For the year ended December 31, 2025
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
American Funds® Global Growth Subaccount	80,515	2,482,204	624,710	1,001,312
American Funds® Growth Subaccount	33,076	3,065,923	1,083,034	932,598
American Funds® Growth-Income Subaccount	54,041	2,759,975	717,186	365,053
BHFTI American Funds® Aggressive Allocation Subaccount	146,489	1,333,084	394,890	810,479
BHFTI American Funds® Balanced Allocation Subaccount	102,086	961,355	221,273	132,323
BHFTI American Funds® Moderate Allocation Subaccount	29,927	265,089	41,461	159,006
BHFTI BlackRock High Yield Subaccount	154,208	1,157,873	375,053	139,561
BHFTI Brighthouse Asset Allocation 100 Subaccount	90,266	1,018,847	125,163	523,069
BHFTI Brighthouse Small Cap Value Subaccount	88,244	1,208,574	218,898	212,620
BHFTI Brighthouse/Wellington Large Cap Research Subaccount	54,523	713,521	135,544	14,869
BHFTI CBRE Global Real Estate Subaccount	50,096	572,707	31,190	62,193
BHFTI Harris Oakmark International Subaccount	52,621	706,123	88,676	88,494
BHFTI Invesco Comstock Subaccount	71,988	877,476	650,440	27,460
BHFTI Invesco Global Equity Subaccount	188,974	4,091,533	1,120,056	1,576,282
BHFTI Invesco Small Cap Growth Subaccount	13,957	159,479	28,433	43,232
BHFTI JPMorgan Small Cap Value Subaccount	11,480	136,004	31,403	11,517
BHFTI Loomis Sayles Growth Subaccount	708,278	10,096,425	2,296,207	4,221,830
BHFTI MFS® Research International Subaccount	21,420	255,175	46,740	11,515
BHFTI PIMCO Inflation Protected Bond Subaccount	38,263	380,785	290,887	180,025
BHFTI PIMCO Total Return Subaccount	180,339	1,937,596	466,045	356,332
BHFTI SSGA Emerging Markets Enhanced Index Subaccount (a)	14,943	164,518	219,393	57,262
BHFTI T. Rowe Price Large Cap Value Subaccount	180,750	4,874,699	1,021,913	1,333,300
BHFTI Victory Sycamore Mid Cap Value Subaccount	37,858	720,248	106,786	57,568
BHFTII BlackRock Bond Income Subaccount	6,652	630,998	1,282,421	1,287,966
BHFTII BlackRock Capital Appreciation Subaccount	113,884	4,104,512	854,336	1,595,964
BHFTII BlackRock Ultra-Short Term Bond Subaccount	37,477	3,811,582	1,774,948	1,930,763
BHFTII Brighthouse Asset Allocation 20 Subaccount	21,969	230,965	22,536	159,655
BHFTII Brighthouse Asset Allocation 40 Subaccount	73,958	789,682	79,574	128,408
BHFTII Brighthouse Asset Allocation 60 Subaccount	594,833	6,511,253	540,663	958,172
BHFTII Brighthouse Asset Allocation 80 Subaccount	265,454	3,141,662	434,328	1,510,347
BHFTII Brighthouse/Wellington Balanced Subaccount	31,605	586,493	201,210	356,233
BHFTII Brighthouse/Wellington Core Equity Opportunities Subaccount	32,087	968,341	185,979	285,401
BHFTII Frontier Mid Cap Growth Subaccount	99,366	2,759,158	175,838	242,114
BHFTII Jennison Growth Subaccount	153,529	2,223,773	962,760	1,260,257
BHFTII MetLife Aggregate Bond Index Subaccount	527	5,768	104	267
BHFTII MetLife MSCI EAFE® Index Subaccount	1,654	22,487	732	457
BHFTII MetLife Russell 2000® Index Subaccount	48	778	58	124
BHFTII MetLife Stock Index Subaccount	124,723	6,245,335	1,171,562	1,721,031
BHFTII MFS® Total Return Subaccount	18,474	2,772,278	415,225	381,752
BHFTII MFS® Value Subaccount	319,573	4,487,181	850,215	605,423
BHFTII Neuberger Berman Genesis Subaccount	38,689	697,420	99,556	127,861
BHFTII T. Rowe Price Large Cap Growth Subaccount	186,382	3,807,729	920,631	916,984
BHFTII T. Rowe Price Small Cap Growth Subaccount	264,704	4,483,760	1,136,758	771,432
BHFTII Western Asset Management Strategic Bond Opportunities Subaccount	53,832	659,365	66,510	228,140
BHFTII Western Asset Management U.S. Government Subaccount	102,242	1,135,575	652,268	246,068
Fidelity® VIP Contrafund® Subaccount	80,534	3,412,926	1,133,887	1,665,337
Fidelity® VIP Mid Cap Subaccount	117,271	3,952,278	816,914	1,079,432
FTVIPT Franklin Small-Mid Cap Growth VIP Subaccount	32,227	494,169	54,552	47,501
FTVIPT Templeton Developing Markets VIP Subaccount	61,029	570,185	44,732	367,226

(a)	For the period April 25, 2025 to December 31, 2025.

49

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6. STATEMENTS OF INVESTMENTS — (Concluded)

	As of December 31, 2025		For the year ended December 31, 2025
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
FTVIPT Templeton Foreign VIP Subaccount	37,080	511,146	64,513	14,623
Janus Henderson Enterprise Subaccount	66,038	4,301,464	514,176	984,206
LMGAMT ClearBridge Small Cap Subaccount	198	7,836	739	258
LMPIT Western Asset Corporate Bond Subaccount	62,043	733,654	56,338	28,889
LMPVET ClearBridge Variable Appreciation Subaccount	52,455	2,294,494	579,466	1,089,716
LMPVET ClearBridge Variable Dividend Strategy Subaccount	26,249	503,289	85,604	50,199
LMPVET ClearBridge Variable Growth Subaccount	82,300	1,553,368	197,294	240,756
LMPVET ClearBridge Variable Large Cap Growth Subaccount	10,463	279,591	47,756	192,117
LMPVET ClearBridge Variable Large Cap Value Subaccount	31,778	605,230	77,301	13,810
LMPVET ClearBridge Variable Small Cap Growth Subaccount	9,709	269,306	39,440	53,337
LMPVIT Western Asset Variable Global High Yield Bond Subaccount	53,793	383,240	33,658	46,543

(a)	For the period April 25, 2025 to December 31, 2025.

50

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BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7. SCHEDULES OF UNITS

For the years ended December 31, 2025 and 2024:

	American Funds® Global Growth Subaccount		American Funds® Growth Subaccount		American Funds® Growth-Income Subaccount
	2025	2024	2025	2024	2025	2024
Units beginning of year	610,300	683,245	475,094	572,440	617,631	718,901
Units issued and transferred from other funding options	38,488	57,743	100,845	28,640	23,787	16,613
Units redeemed and transferred to other funding options	(168,943)	(130,688)	(114,505)	(125,986)	(60,617)	(117,883)

Units end of year	479,845	610,300	461,434	475,094	580,801	617,631

	BHFTI BlackRock High Yield Subaccount		BHFTI Brighthouse Asset Allocation 100 Subaccount		BHFTI Brighthouse Small Cap Value Subaccount
	2025	2024	2025	2024	2025	2024
Units beginning of year	225,446	226,165	499,217	932,105	259,392	336,492
Units issued and transferred from other funding options	75,522	9,102	25,085	40,944	19,558	12,192
Units redeemed and transferred to other funding options	(32,295)	(9,821)	(173,766)	(473,832)	(52,800)	(89,292)

Units end of year	268,673	225,446	350,536	499,217	226,150	259,392

	BHFTI Invesco Comstock Subaccount		BHFTI Invesco Global Equity Subaccount		BHFTI Invesco Small Cap Growth Subaccount
	2025	2024	2025	2024	2025	2024
Units beginning of year	52,793	56,818	1,934,858	2,206,291	33,603	58,852
Units issued and transferred from other funding options	106,910	6,370	172,857	86,666	7,088	2,407
Units redeemed and transferred to other funding options	(4,297)	(10,395)	(580,611)	(358,099)	(9,878)	(27,656)

Units end of year	155,406	52,793	1,527,104	1,934,858	30,813	33,603

	BHFTI PIMCO Inflation Protected Bond Subaccount		BHFTI PIMCO Total Return Subaccount		BHFTI SSGA Emerging Markets Enhanced Index Subaccount
	2025	2024	2025	2024	2025 (a)
Units beginning of year	169,765	240,275	845,372	1,086,704	—
Units issued and transferred from other funding options	194,226	8,690	201,119	68,007	172,039
Units redeemed and transferred to other funding options	(117,029)	(79,200)	(183,762)	(309,339)	(43,845)

Units end of year	246,962	169,765	862,729	845,372	128,194

(a)	For the period April 25, 2025 to December 31, 2025.
(b)	For the period September 6, 2024 to December 31, 2024.

52

BHFTI American Funds® Aggressive Allocation Subaccount		BHFTI American Funds® Balanced Allocation Subaccount		BHFTI American Funds® Moderate Allocation Subaccount
2025	2024	2025	2024	2025	2024
640,326	696,066	368,411	586,975	187,418	51,337
103,911	79,904	65,948	49,390	6,708	137,275
(280,431)	(135,644)	(53,234)	(267,954)	(70,634)	(1,194)

463,806	640,326	381,125	368,411	123,492	187,418

BHFTI Brighthouse/Wellington Large Cap Research Subaccount		BHFTI CBRE Global Real Estate Subaccount		BHFTI Harris Oakmark International Subaccount
2025	2024	2025	2024	2025	2024
156,791	155,512	355,297	431,647	230,134	248,911
1,646	2,867	13,546	17,315	15,981	16,828
(1,679)	(1,588)	(39,866)	(93,665)	(27,520)	(35,605)

156,758	156,791	328,977	355,297	218,595	230,134

BHFTI JPMorgan Small Cap Value Subaccount		BHFTI Loomis Sayles Growth Subaccount		BHFTI MFS® Research International Subaccount
2025	2024	2025	2024	2025	2024
36,128	84,696	1,240,818	1,357,834	87,776	128,175
5,575	5,502	44,355	43,698	10,479	9,446
(3,587)	(54,070)	(332,144)	(160,714)	(3,809)	(49,845)

38,116	36,128	953,029	1,240,818	94,446	87,776

BHFTI T. Rowe Price Large Cap Value Subaccount		BHFTI Victory Sycamore Mid Cap Value Subaccount		BHFTII BlackRock Bond Income Subaccount
2025	2024	2025	2024	2025	2024
1,718,986	2,337,816	170,300	168,114	294,966	339,172
169,277	144,450	5,742	4,395	617,103	30,031
(432,643)	(763,280)	(14,756)	(2,209)	(628,943)	(74,237)

1,455,620	1,718,986	161,286	170,300	283,126	294,966

53

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7. SCHEDULES OF UNITS — (Continued)

For the years ended December 31, 2025 and 2024:

	BHFTII BlackRock Capital Appreciation Subaccount		BHFTII BlackRock Ultra-Short Term Bond Subaccount		BHFTII Brighthouse Asset Allocation 20 Subaccount
	2025	2024	2025	2024	2025	2024
Units beginning of year	725,453	813,883	3,518,636	3,477,995	208,578	235,507
Units issued and transferred from other funding options	22,568	25,506	1,384,933	614,432	9,939	13,306
Units redeemed and transferred to other funding options	(192,354)	(113,936)	(1,691,037)	(573,791)	(95,849)	(40,235)

Units end of year	555,667	725,453	3,212,532	3,518,636	122,668	208,578

	BHFTII Brighthouse/ Wellington Balanced Subaccount		BHFTII Brighthouse/ Wellington Core Equity Opportunities Subaccount		BHFTII Frontier Mid Cap Growth Subaccount
	2025	2024	2025	2024	2025	2024
Units beginning of year	244,384	243,718	276,949	303,729	1,274,642	1,355,135
Units issued and transferred from other funding options	31,499	34,437	14,595	23,793	20,782	26,125
Units redeemed and transferred to other funding options	(103,146)	(33,771)	(72,624)	(50,573)	(105,622)	(106,618)

Units end of year	172,737	244,384	218,920	276,949	1,189,802	1,274,642

	BHFTII MetLife Russell 2000® Index Subaccount		BHFTII MetLife Stock Index Subaccount		BHFTII MFS® Total Return Subaccount
	2025	2024	2025	2024	2025	2024
Units beginning of year	239	20,748	1,783,513	1,963,401	556,425	692,327
Units issued and transferred from other funding options	—	—	81,886	54,600	39,294	43,321
Units redeemed and transferred to other funding options	(27)	(20,509)	(337,280)	(234,488)	(77,272)	(179,223)

Units end of year	212	239	1,528,119	1,783,513	518,447	556,425

	BHFTII T. Rowe Price Small Cap Growth Subaccount		BHFTII Western Asset Management Strategic Bond Opportunities Subaccount		BHFTII Western Asset Management U.S. Government Subaccount
	2025	2024	2025	2024	2025	2024
Units beginning of year	792,920	979,520	337,834	390,794	528,112	701,393
Units issued and transferred from other funding options	45,028	47,064	9,996	15,226	474,458	29,566
Units redeemed and transferred to other funding options	(150,361)	(233,664)	(109,165)	(68,186)	(187,053)	(202,847)

Units end of year	687,587	792,920	238,665	337,834	815,517	528,112

(a)	For the period April 25, 2025 to December 31, 2025.
(b)	For the period September 6, 2024 to December 31, 2024.

54

BHFTII Brighthouse Asset Allocation 40 Subaccount		BHFTII Brighthouse Asset Allocation 60 Subaccount		BHFTII Brighthouse Asset Allocation 80 Subaccount
2025	2024	2025	2024	2025	2024
417,158	425,717	2,961,361	3,134,135	1,602,838	1,865,493
27,995	29,891	118,447	620,847	105,134	91,652
(61,622)	(38,450)	(409,620)	(793,621)	(568,779)	(354,307)

383,531	417,158	2,670,188	2,961,361	1,139,193	1,602,838

BHFTII Jennison Growth Subaccount		BHFTII MetLife Aggregate Bond Index Subaccount		BHFTII MetLife MSCI EAFE® Index Subaccount
2025	2024	2025	2024	2025	2024
530,998	550,365	2,728	5,302	15,922	18,757
113,300	20,696	—	—	—	—
(266,594)	(40,063)	(124)	(2,574)	(56)	(2,835)

377,704	530,998	2,604	2,728	15,866	15,922

BHFTII MFS® Value Subaccount		BHFTII Neuberger Berman Genesis Subaccount		BHFTII T. Rowe Price Large Cap Growth Subaccount
2025	2024	2025	2024	2025	2024
903,882	966,812	93,651	96,042	782,266	816,095
75,729	63,516	3,243	4,338	63,900	55,501
(125,336)	(126,446)	(17,167)	(6,729)	(161,110)	(89,330)

854,275	903,882	79,727	93,651	685,056	782,266

Fidelity® VIP Contrafund® Subaccount		Fidelity® VIP Mid Cap Subaccount		FTVIPT Franklin Small-Mid Cap Growth VIP Subaccount
2025	2024	2025	2024	2025	2024
664,266	804,859	651,834	782,837	125,117	127,079
39,732	42,218	58,871	35,510	8,474	8,616
(176,849)	(182,811)	(160,209)	(166,513)	(11,693)	(10,578)

527,149	664,266	550,496	651,834	121,898	125,117

55

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7. SCHEDULES OF UNITS — (Concluded)

For the years ended December 31, 2025 and 2024:

	FTVIPT Templeton Developing Markets VIP Subaccount		FTVIPT Templeton Foreign VIP Subaccount		Janus Henderson Enterprise Subaccount
	2025	2024	2025	2024	2025	2024
Units beginning of year	213,531	220,547	256,526	300,103	1,847,749	1,937,158
Units issued and transferred from other funding options	6,823	17,207	9,232	18,132	26,242	29,946
Units redeemed and transferred to other funding options	(80,207)	(24,223)	(5,242)	(61,709)	(299,700)	(119,355)

Units end of year	140,147	213,531	260,516	256,526	1,574,291	1,847,749

	LMPVET ClearBridge Variable Dividend Strategy Subaccount		LMPVET ClearBridge Variable Growth Subaccount		LMPVET ClearBridge Variable Large Cap Growth Subaccount
	2025	2024	2025	2024	2025	2024
Units beginning of year	106,559	141,382	355,978	439,895	65,402	119,257
Units issued and transferred from other funding options	1,147	5,704	8,049	13,432	1,480	1,255
Units redeemed and transferred to other funding options	(8,378)	(40,527)	(66,709)	(97,349)	(21,027)	(55,110)

Units end of year	99,328	106,559	297,318	355,978	45,855	65,402

(a)	For the period April 25, 2025 to December 31, 2025.
(b)	For the period September 6, 2024 to December 31, 2024.

56

LMGAMT ClearBridge Small Cap Subaccount		LMPIT Western Asset Corporate Bond Subaccount		LMPVET ClearBridge Variable Appreciation Subaccount
2025	2024 (b)	2025	2024	2025	2024
1,985	—	224,898	242,107	585,170	606,969
—	2,408	9,748	9,529	8,148	18,136
(39)	(423)	(9,289)	(26,738)	(158,008)	(39,935)

1,946	1,985	225,357	224,898	435,310	585,170

LMPVET ClearBridge Variable Large Cap Value Subaccount		LMPVET ClearBridge Variable Small Cap Growth Subaccount		LMPVIT Western Asset Variable Global High Yield Bond Subaccount
2025	2024	2025	2024	2025	2024
109,019	143,073	59,787	89,250	116,132	190,739
2,861	4,057	4,929	3,759	4,314	3,550
(1,631)	(38,111)	(11,001)	(33,222)	(14,317)	(78,157)

110,249	109,019	53,715	59,787	106,129	116,132

57

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8. FINANCIAL HIGHLIGHTS

The Company sells a number of variable annuity products which have unique combinations of features and fees, some of which directly affect the unit values of the Subaccounts. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Contracts, net assets, net investment income ratios, expense ratios, excluding expenses for the underlying fund or portfolio, and total return ratios for the respective stated periods in the five years ended December 31, 2025:

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio Lowest to Highest (%)	Total[3] Return Lowest to Highest (%)
American Funds® Global	2025	479,845	6.20 - 8.12	3,068,328	1.32	0.25 - 1.50	19.82 - 21.32
Growth Subaccount	2024	610,300	5.17 - 6.70	3,287,313	1.53	0.25 - 1.50	11.98 - 13.40
	2023	683,245	4.62 - 5.90	3,268,740	0.90	0.25 - 1.50	20.78 - 22.30
	2022	762,491	3.82 - 4.83	3,014,895	0.68	0.25 - 1.50	(25.86) - (24.93)
	2021	756,420	5.16 - 6.43	4,025,938	0.33	0.25 - 1.50	14.69 - 16.13
American Funds® Growth	2025	461,434	9.39 - 12.05	4,590,848	0.16	0.35 - 1.50	18.44 - 19.81
Subaccount	2024	475,094	7.93 - 10.06	3,971,095	0.33	0.35 - 1.50	29.65 - 31.16
	2023	572,440	6.12 - 7.67	3,673,403	0.35	0.35 - 1.50	36.43 - 38.00
	2022	633,282	4.48 - 5.56	2,976,636	0.31	0.35 - 1.50	(30.98) - (30.18)
	2021	771,372	6.49 - 7.96	5,249,608	0.21	0.35 - 1.50	20.17 - 21.56
American Funds®	2025	580,801	5.82 - 7.07	3,581,762	0.92	0.60 - 1.50	16.31 - 17.36
Growth-Income Subaccount	2024	617,631	5.00 - 6.03	3,271,810	1.08	0.60 - 1.50	22.36 - 23.48
	2023	718,901	4.09 - 4.88	3,078,547	1.38	0.60 - 1.50	24.27 - 25.39
	2022	822,710	3.29 - 3.89	2,823,092	1.24	0.60 - 1.50	(17.73) - (16.99)
	2021	926,612	4.00 - 4.69	3,854,872	1.10	0.60 - 1.50	22.25 - 23.35
BHFTI American Funds®	2025	463,806	3.08 - 3.84	1,467,805	1.09	0.25 - 1.50	18.11 - 19.60
Aggressive Allocation	2024	640,326	2.61 - 3.21	1,715,321	1.22	0.25 - 1.50	12.85 - 14.28
Subaccount	2023	696,066	2.31 - 2.48	1,648,538	2.06	0.25 - 1.50	18.49 - 19.02
	2022	726,602	1.95 - 2.08	1,450,912	1.07	0.25 - 1.50	(19.74) - (19.37)
	2021	702,517	2.43 - 2.88	1,747,219	0.85	0.25 - 1.50	14.18 - 15.62
BHFTI American Funds®	2025	381,125	2.58 - 3.22	1,020,783	1.83	0.25 - 1.50	15.28 - 16.72
Balanced Allocation	2024	368,411	2.24 - 2.76	853,460	1.63	0.25 - 1.50	9.92 - 11.32
Subaccount	2023	586,975	2.04 - 2.35	1,234,033	2.32	0.25 - 1.50	14.76 - 15.79
	2022	575,134	1.78 - 2.03	1,050,417	1.39	0.25 - 1.50	(18.00) - (17.26)
	2021	691,839	2.17 - 2.57	1,542,707	1.16	0.25 - 1.50	10.47 - 11.86
BHFTI American Funds®	2025	123,492	2.17 - 2.54	280,033	2.49	0.60 - 1.50	12.76 - 13.78
Moderate Allocation	2024	187,418	1.92 - 2.24	374,080	1.12	0.60 - 1.50	7.48 - 8.46
Subaccount	2023	51,337	1.79 - 2.06	95,648	2.57	0.60 - 1.50	11.24 - 12.24
	2022	137,863	1.61 - 1.84	243,118	1.86	0.60 - 1.50	(15.90) - (15.14)
	2021	261,870	1.91 - 2.16	524,023	1.53	0.60 - 1.50	8.01 - 8.98
BHFTI BlackRock High Yield	2025	268,673	4.15 - 5.39	1,176,571	7.01	0.14 - 1.39	7.64 - 9.00
Subaccount	2024	225,446	3.85 - 4.96	920,604	6.13	0.14 - 1.39	6.91 - 8.27
	2023	226,165	3.60 - 4.60	861,873	5.37	0.49 - 1.39	11.85 - 12.86
	2022	236,982	3.22 - 4.08	806,885	5.38	0.49 - 1.39	(11.40) - (10.61)
	2021	234,918	3.64 - 4.56	882,806	4.19	0.49 - 1.39	4.08 - 5.02
BHFTI Brighthouse Asset	2025	350,536	3.01 - 3.59	1,104,807	1.06	0.60 - 1.50	15.32 - 16.36
Allocation 100 Subaccount	2024	499,217	2.61 - 3.09	1,379,006	1.01	0.60 - 1.50	11.68 - 12.70
	2023	932,105	2.34 - 2.74	2,277,134	2.71	0.60 - 1.50	19.02 - 20.09
	2022	903,668	1.96 - 2.28	1,850,700	1.26	0.60 - 1.50	(21.34) - (20.63)
	2021	1,273,522	2.49 - 2.87	3,282,391	1.10	0.60 - 1.50	16.37 - 17.42

58

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8. FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio Lowest to Highest (%)	Total[3] Return Lowest to Highest (%)
BHFTI Brighthouse Small Cap	2025	226,150	4.10 - 5.32	982,973	1.23	0.35 - 1.50	(4.64) - (3.54)
Value Subaccount	2024	259,392	4.30 - 5.52	1,175,027	1.35	0.35 - 1.50	6.49 - 7.74
	2023	336,492	4.04 - 5.01	1,412,409	0.96	0.35 - 1.50	12.26 - 13.44
	2022	386,590	3.60 - 4.42	1,448,536	0.62	0.45 - 1.50	(14.38) - (13.48)
	2021	430,914	4.20 - 5.11	1,883,324	0.82	0.45 - 1.50	29.83 - 31.20
BHFTI Brighthouse/Wellington	2025	156,758	4.78 - 6.12	786,162	0.37	0.60 - 1.50	14.02 - 15.05
Large Cap Research	2024	156,791	4.19 - 5.32	688,196	0.47	0.60 - 1.50	19.69 - 20.78
Subaccount	2023	155,512	3.50 - 3.93	569,313	0.68	0.60 - 1.50	23.64 - 24.20
	2022	203,753	2.83 - 3.16	607,862	0.56	0.60 - 1.50	(20.32) - (19.96)
	2021	202,055	3.55 - 4.39	755,298	0.78	0.60 - 1.50	22.35 - 23.45
BHFTI CBRE Global Real	2025	328,977	1.51 - 1.86	531,941	2.89	0.45 - 1.50	5.52 - 6.63
Estate Subaccount	2024	355,297	1.43 - 1.75	542,054	3.77	0.45 - 1.50	(0.85) - 0.20
	2023	431,647	1.45 - 1.70	656,556	2.66	0.45 - 1.50	11.19 - 12.20
	2022	456,482	1.30 - 1.51	622,605	4.62	0.45 - 1.50	(25.83) - (25.16)
	2021	492,355	1.75 - 2.07	892,269	2.84	0.45 - 1.50	32.70 - 34.10
BHFTI Harris Oakmark	2025	218,595	3.41 - 4.93	807,695	2.36	0.35 - 1.50	31.19 - 32.70
International Subaccount	2024	230,134	2.60 - 3.72	642,836	2.37	0.35 - 1.50	(6.16) - (5.07)
	2023	248,911	2.77 - 3.92	736,029	1.98	0.35 - 1.50	17.49 - 18.84
	2022	360,130	2.36 - 3.29	902,236	2.33	0.35 - 1.50	(17.03) - (16.08)
	2021	429,468	2.85 - 3.93	1,290,517	0.84	0.35 - 1.50	7.05 - 8.28
BHFTI Invesco Comstock	2025	155,406	5.81 - 7.54	940,850	2.24	0.35 - 1.50	15.56 - 16.90
Subaccount	2024	52,793	5.03 - 6.45	274,497	1.56	0.35 - 1.50	13.01 - 14.32
	2023	56,818	4.45 - 5.36	261,214	1.94	0.35 - 1.50	10.54 - 11.54
	2022	72,592	4.03 - 4.80	301,836	1.86	0.35 - 1.50	(0.85) - 0.04
	2021	99,068	4.06 - 5.03	415,015	1.76	0.35 - 1.50	31.20 - 32.72
BHFTI Invesco Global Equity	2025	1,527,104	2.96 - 3.39	4,688,350	—	0.35 - 1.50	13.99 - 15.19
Subaccount	2024	1,934,858	2.60 - 2.94	5,196,789	0.14	0.45 - 1.50	14.51 - 15.73
	2023	2,206,291	2.27 - 2.54	5,142,096	0.20	0.45 - 1.50	32.73 - 34.13
	2022	2,791,977	1.71 - 1.89	4,893,599	—	0.45 - 1.50	(32.80) - (32.10)
	2021	3,463,902	2.55 - 2.79	8,996,516	—	0.45 - 1.50	13.89 - 15.09
BHFTI Invesco Small Cap	2025	30,813	4.30 - 5.16	141,566	—	0.60 - 1.50	4.59 - 5.54
Growth Subaccount	2024	33,603	4.11 - 4.89	146,056	—	0.60 - 1.50	14.84 - 15.88
	2023	58,852	3.58 - 3.89	217,171	—	0.60 - 1.50	10.66 - 11.16
	2022	59,025	3.24 - 3.50	196,411	—	0.60 - 1.50	(36.01) - (35.72)
	2021	55,996	5.06 - 6.00	291,035	—	0.45 - 1.50	5.53 - 6.64
BHFTI JPMorgan Small Cap	2025	38,116	3.40 - 4.21	137,428	1.19	0.45 - 1.50	10.81 - 11.98
Value Subaccount	2024	36,128	3.07 - 3.76	116,358	1.88	0.45 - 1.50	7.56 - 8.70
	2023	84,696	2.85 - 3.24	246,335	1.31	0.45 - 1.50	11.53 - 12.31
	2022	90,608	2.56 - 2.89	237,784	1.18	0.45 - 1.50	(14.50) - (13.90)
	2021	91,072	2.99 - 3.55	279,237	1.06	0.45 - 1.50	31.03 - 32.41
BHFTI Loomis Sayles Growth	2025	953,029	13.26 - 18.06	13,655,555	—	0.45 - 1.50	13.50 - 14.70
Subaccount	2024	1,240,818	11.69 - 15.74	15,463,363	—	0.45 - 1.50	32.46 - 33.87
	2023	1,357,834	8.82 - 11.76	12,729,699	—	0.45 - 1.50	49.81 - 51.38
	2022	1,452,129	5.89 - 7.77	9,063,767	—	0.45 - 1.50	(28.94) - (28.19)
	2021	1,856,642	8.29 - 10.82	16,299,846	0.20	0.45 - 1.50	16.89 - 18.13

59

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8. FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio Lowest to Highest (%)	Total[3] Return Lowest to Highest (%)
BHFTI MFS® Research	2025	94,446	2.70 - 3.38	286,778	1.75	0.60 - 1.50	20.59 - 21.68
International Subaccount	2024	87,776	2.24 - 2.78	219,800	1.82	0.60 - 1.50	1.41 - 2.33
	2023	128,175	2.21 - 2.72	303,342	1.50	0.60 - 1.50	11.15 - 12.15
	2022	115,098	1.99 - 2.42	243,308	1.86	0.60 - 1.50	(18.79) - (18.06)
	2021	161,366	2.45 - 2.96	425,294	0.86	0.60 - 1.50	10.05 - 11.04
BHFTI PIMCO Inflation	2025	246,962	1.49 - 1.80	394,056	1.36	0.60 - 1.50	6.32 - 7.29
Protected Bond Subaccount	2024	169,765	1.40 - 1.67	262,747	-	0.60 - 1.50	0.99 - 1.91
	2023	240,275	1.39 - 1.64	367,687	2.27	0.60 - 1.50	2.20 - 3.12
	2022	258,811	1.36 - 1.59	383,840	6.48	0.60 - 1.50	(12.91) - (12.13)
	2021	278,640	1.56 - 1.81	458,353	0.93	0.60 - 1.50	4.04 - 4.98
BHFTI PIMCO Total Return	2025	862,729	1.96 - 2.67	1,790,680	5.71	0.25 - 1.50	7.28 - 8.63
Subaccount	2024	845,372	1.83 - 2.46	1,629,571	3.03	0.25 - 1.50	0.89 - 2.17
	2023	1,086,704	1.81 - 2.41	2,052,012	2.88	0.25 - 1.50	4.48 - 5.79
	2022	1,170,600	1.73 - 2.27	2,121,251	2.91	0.25 - 1.50	(15.83) - (14.77)
	2021	1,239,013	2.06 - 2.67	2,657,948	1.70	0.25 - 1.50	(2.86) - (1.64)
BHFTI SSGA Emerging Markets	2025	128,194	1.53 - 1.82	209,454	0.90	0.60 - 1.50	28.77 - 29.57
Enhanced Index Subaccount
(Commenced 4/25/2025)
BHFTI T. Rowe Price Large	2025	1,455,620	2.80 - 4.10	4,841,683	1.82	0.25 - 1.50	10.39 - 11.77
Cap Value Subaccount	2024	1,718,986	2.53 - 3.67	5,165,623	2.10	0.25 - 1.50	9.44 - 10.83
	2023	2,337,816	2.31 - 3.31	6,281,759	1.83	0.25 - 1.50	8.01 - 9.37
	2022	3,074,219	2.14 - 3.02	7,675,217	1.60	0.25 - 1.50	(6.56) - (5.39)
	2021	3,356,023	2.29 - 3.20	8,947,520	1.84	0.25 - 1.50	24.10 - 25.66
BHFTI Victory Sycamore	2025	161,286	3.61 - 4.39	634,433	1.19	0.60 - 1.50	0.77 - 1.68
Mid Cap Value Subaccount	2024	170,300	3.58 - 4.31	659,023	1.22	0.60 - 1.50	8.13 - 9.12
	2023	168,114	3.31 - 3.95	599,045	1.41	0.60 - 1.50	8.31 - 9.29
	2022	175,127	3.06 - 3.62	573,846	1.82	0.60 - 1.50	(4.15) - (3.28)
	2021	133,954	3.19 - 3.74	448,431	0.99	0.60 - 1.50	29.84 - 31.01
BHFTII BlackRock Bond	2025	283,126	1.99 - 2.69	609,996	5.47	0.25 - 1.50	6.34 - 7.68
Income Subaccount	2024	294,966	1.88 - 2.50	611,579	4.19	0.25 - 1.50	(0.02) - 1.25
	2023	339,172	1.88 - 2.48	694,428	3.16	0.45 - 1.50	4.27 - 5.36
	2022	453,110	1.80 - 2.35	879,184	2.91	0.45 - 1.50	(15.42) - (14.53)
	2021	540,875	2.13 - 2.75	1,226,811	2.60	0.45 - 1.50	(1.92) - (0.88)
BHFTII BlackRock Capital	2025	555,667	8.33 - 11.34	5,055,273	—	0.45 - 1.50	11.51 - 12.68
Appreciation Subaccount	2024	725,453	7.47 - 10.06	5,841,801	0.08	0.45 - 1.50	30.01 - 31.39
	2023	813,883	5.75 - 7.35	5,009,411	0.04	0.45 - 1.50	47.39 - 48.72
	2022	1,007,928	3.90 - 4.94	4,207,627	—	0.45 - 1.50	(38.54) - (37.98)
	2021	1,181,599	6.35 - 8.28	7,972,943	—	0.45 - 1.50	19.40 - 20.66
BHFTII BlackRock	2025	3,212,532	1.14 - 1.45	3,831,901	5.27	0.25 - 1.50	2.59 - 3.88
Ultra-Short Term Bond	2024	3,518,636	1.11 - 1.41	4,040,719	5.65	0.25 - 1.50	3.51 - 4.82
Subaccount	2023	3,477,995	1.07 - 1.35	3,861,322	1.53	0.25 - 1.50	3.35 - 4.65
	2022	3,857,226	1.03 - 1.29	4,162,512	—	0.25 - 1.50	(0.21) - 1.04
	2021	4,609,509	1.04 - 1.33	5,055,051	0.17	0.25 - 1.50	(1.81) - (0.58)

60

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8. FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio Lowest to Highest (%)	Total[3] Return Lowest to Highest (%)
BHFTII Brighthouse Asset	2025	122,668	1.69 - 2.08	221,604	2.96	0.45 - 1.50	7.62 - 8.76
Allocation 20 Subaccount	2024	208,578	1.57 - 1.91	344,380	2.71	0.45 - 1.50	2.29 - 3.38
	2023	235,507	1.54 - 1.80	376,872	3.48	0.45 - 1.50	6.22 - 7.18
	2022	388,029	1.45 - 1.68	574,906	2.96	0.45 - 1.50	(13.98) - (13.21)
	2021	431,960	1.68 - 1.98	753,086	2.77	0.45 - 1.50	2.14 - 3.22
BHFTII Brighthouse Asset	2025	383,531	2.01 - 2.40	779,460	2.73	0.60 - 1.50	9.84 - 10.83
Allocation 40 Subaccount	2024	417,158	1.83 - 2.17	772,601	2.38	0.60 - 1.50	4.24 - 5.19
	2023	425,717	1.76 - 2.12	756,387	3.45	0.45 - 1.50	8.88 - 10.03
	2022	401,378	1.62 - 1.92	656,126	2.60	0.45 - 1.50	(15.12) - (14.22)
	2021	483,899	1.90 - 2.24	939,099	2.63	0.45 - 1.50	5.82 - 6.94
BHFTII Brighthouse Asset	2025	2,670,188	2.37 - 3.03	6,602,573	2.22	0.25 - 1.50	12.07 - 13.48
Allocation 60 Subaccount	2024	2,961,361	2.12 - 2.67	6,496,977	1.76	0.25 - 1.50	6.34 - 7.69
	2023	3,134,135	1.99 - 2.48	6,455,280	3.14	0.25 - 1.50	11.90 - 13.31
	2022	3,190,958	1.78 - 2.19	5,862,571	2.17	0.25 - 1.50	(16.59) - (15.54)
	2021	3,930,422	2.13 - 2.59	8,652,013	2.06	0.25 - 1.50	9.25 - 10.63
BHFTII Brighthouse Asset	2025	1,139,193	2.74 - 3.43	3,299,488	1.77	0.35 - 1.50	13.91 - 15.23
Allocation 80 Subaccount	2024	1,602,838	2.40 - 2.98	4,038,388	1.41	0.35 - 1.50	9.14 - 10.41
	2023	1,865,493	2.20 - 2.70	4,294,325	2.98	0.35 - 1.50	15.56 - 16.89
	2022	1,896,169	1.91 - 2.31	3,768,222	1.75	0.35 - 1.50	(19.19) - (18.26)
	2021	2,115,061	2.36 - 2.82	5,205,092	1.62	0.35 - 1.50	13.00 - 14.31
BHFTII Brighthouse/Wellington	2025	172,737	3.38 - 4.19	599,159	2.57	0.45 - 1.50	10.99 - 12.16
Balanced Subaccount	2024	244,384	3.05 - 3.74	778,811	1.89	0.45 - 1.50	12.15 - 13.34
	2023	243,718	2.72 - 3.21	690,816	2.07	0.45 - 1.50	16.35 - 17.40
	2022	280,249	2.34 - 2.73	680,949	1.70	0.45 - 1.50	(18.31) - (17.57)
	2021	280,442	2.86 - 3.40	834,077	1.81	0.45 - 1.50	12.33 - 13.51
BHFTII Brighthouse/Wellington	2025	218,920	3.89 - 5.19	878,465	1.44	0.45 - 1.50	6.23 - 7.35
Core Equity Opportunities	2024	276,949	3.66 - 4.83	1,042,099	1.45	0.45 - 1.50	6.98 - 8.12
Subaccount	2023	303,729	3.42 - 4.09	1,069,085	1.42	0.45 - 1.50	6.06 - 6.80
	2022	316,089	3.22 - 3.83	1,050,532	1.48	0.80 - 1.50	(6.49) - (5.84)
	2021	342,348	3.45 - 4.41	1,214,156	1.25	0.45 - 1.50	22.58 - 23.87
BHFTII Frontier Mid Cap	2025	1,189,802	2.20 - 2.84	2,749,374	—	0.45 - 1.50	3.51 - 4.61
Growth Subaccount	2024	1,274,642	2.12 - 2.72	2,829,603	0.16	0.45 - 1.50	15.88 - 17.11
	2023	1,355,135	1.83 - 2.24	2,589,697	—	0.45 - 1.50	16.13 - 17.18
	2022	1,439,345	1.58 - 1.92	2,364,064	—	0.45 - 1.50	(29.28) - (28.64)
	2021	1,587,209	2.23 - 2.77	3,681,795	—	0.45 - 1.50	12.83 - 14.02
BHFTII Jennison Growth	2025	377,704	5.73 - 7.83	2,401,697	—	0.25 - 1.50	12.03 - 13.75
Subaccount	2024	530,998	5.10 - 6.88	2,950,808	—	0.25 - 1.50	28.05 - 29.95
	2023	550,365	3.98 - 4.89	2,374,947	—	0.25 - 1.50	50.60 - 52.35
	2022	542,600	2.63 - 3.21	1,544,949	—	0.25 - 1.50	(39.93) - (39.24)
	2021	568,558	4.37 - 5.28	2,672,871	—	0.60 - 1.50	15.17 - 16.47
BHFTII MetLife Aggregate	2025	2,604	1.70 - 2.00	5,119	2.05	0.85 - 1.50	5.45 - 6.13
Bond Index Subaccount	2024	2,728	1.61 - 1.88	5,025	3.64	0.85 - 1.50	(0.63) - 0.03
	2023	5,302	1.62 - 1.88	9,554	2.93	0.85 - 1.50	3.63 - 4.31
	2022	5,302	1.56 - 1.80	9,176	2.81	0.85 - 1.50	(14.38) - (13.83)
	2021	5,304	1.82 - 2.09	10,671	2.53	0.85 - 1.50	(3.39) - (2.76)

61

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8. FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio Lowest to Highest (%)	Total[3] Return Lowest to Highest (%)
BHFTII MetLife MSCI EAFE®	2025	15,866	1.86 - 2.01	31,042	1.87	1.20 - 1.50	29.08 - 29.46
Index Subaccount	2024	15,922	1.44 - 1.55	24,083	3.25	1.20 - 1.50	1.77 - 2.08
	2023	18,757	1.42 - 1.52	27,637	2.53	1.20 - 1.50	16.18 - 16.53
	2022	18,757	1.22 - 1.30	23,749	3.74	1.20 - 1.50	(15.74) - (15.49)
	2021	18,758	1.45 - 1.54	28,142	1.79	1.20 - 1.50	9.07 - 9.40
BHFTII MetLife Russell 2000®	2025	212	4.10 - 4.83	903	1.19	0.85 - 1.50	10.98 - 11.70
Index Subaccount	2024	239	3.69 - 4.32	912	1.93	0.85 - 1.50	9.62 - 10.34
	2023	20,748	3.37 - 3.92	71,241	1.32	0.85 - 1.50	15.07 - 15.82
	2022	20,748	2.93 - 3.38	61,859	1.07	0.85 - 1.50	(21.42) - (20.90)
	2021	20,748	3.72 - 4.28	78,652	0.99	0.85 - 1.50	12.82 - 13.55
BHFTII MetLife Stock Index	2025	1,528,119	5.70 - 9.56	9,273,037	0.98	0.25 - 1.50	15.84 - 17.29
Subaccount	2024	1,783,513	4.92 - 8.15	9,277,625	1.24	0.25 - 1.50	22.80 - 24.36
	2023	1,963,401	4.01 - 6.55	8,249,733	1.37	0.25 - 1.50	24.07 - 25.63
	2022	2,202,402	3.23 - 5.22	7,431,941	1.27	0.25 - 1.50	(19.51) - (18.50)
	2021	2,721,909	4.01 - 6.40	11,409,586	1.50	0.25 - 1.50	26.45 - 28.04
BHFTII MFS® Total Return	2025	518,447	4.46 - 6.57	2,757,264	2.61	0.35 - 1.50	9.24 - 10.50
Subaccount	2024	556,425	4.04 - 5.96	2,699,871	2.49	0.35 - 1.50	5.95 - 7.19
	2023	692,327	3.77 - 5.81	3,137,755	2.00	0.35 - 1.50	8.55 - 9.80
	2022	955,800	3.43 - 5.30	4,010,108	1.66	0.35 - 1.50	(11.16) - (10.14)
	2021	1,237,990	3.82 - 5.90	5,827,906	1.69	0.35 - 1.50	12.29 - 13.59
BHFTII MFS® Value	2025	854,275	4.85 - 6.23	4,355,789	1.74	0.35 - 1.50	11.60 - 12.89
Subaccount	2024	903,882	4.35 - 5.52	4,109,239	1.84	0.35 - 1.50	10.23 - 11.52
	2023	966,812	3.94 - 4.71	3,965,415	1.88	0.35 - 1.50	6.54 - 7.51
	2022	1,225,704	3.70 - 4.38	4,723,651	1.72	0.35 - 1.50	(7.37) - (6.54)
	2021	1,581,070	4.00 - 4.90	6,577,802	1.54	0.35 - 1.50	23.67 - 25.10
BHFTII Neuberger Berman	2025	79,727	5.48 - 8.70	584,550	0.10	0.25 - 1.50	(5.99) - (4.81)
Genesis Subaccount	2024	93,651	5.75 - 9.17	724,037	0.14	0.25 - 1.50	7.46 - 8.82
	2023	96,042	6.26 - 8.46	687,409	0.13	0.35 - 1.50	13.81 - 15.12
	2022	132,401	5.44 - 7.37	832,031	—	0.35 - 1.50	(20.35) - (19.43)
	2021	133,846	6.75 - 9.17	1,052,686	0.07	0.35 - 1.50	16.65 - 18.00
BHFTII T. Rowe Price Large	2025	685,056	6.21 - 7.95	4,424,642	—	0.25 - 1.50	13.74 - 15.16
Cap Growth Subaccount	2024	782,266	5.46 - 6.90	4,430,267	—	0.25 - 1.50	28.03 - 29.66
	2023	816,095	4.27 - 5.32	3,600,241	—	0.25 - 1.50	44.36 - 46.17
	2022	895,513	2.96 - 3.64	2,751,665	—	0.25 - 1.50	(41.55) - (40.81)
	2021	918,858	5.06 - 6.15	4,835,990	—	0.25 - 1.50	18.17 - 19.65
BHFTII T. Rowe Price Small	2025	687,587	5.58 - 7.45	3,999,546	0.02	0.45 - 1.50	8.36 - 9.50
Cap Growth Subaccount	2024	792,920	5.15 - 6.81	4,243,112	—	0.45 - 1.50	11.50 - 12.68
	2023	979,520	4.62 - 5.81	4,674,232	—	0.45 - 1.50	19.48 - 20.55
	2022	1,092,409	3.87 - 4.82	4,372,280	—	0.45 - 1.50	(23.50) - (22.81)
	2021	1,099,166	5.06 - 6.47	5,733,097	—	0.45 - 1.50	9.70 - 10.86
BHFTII Western Asset	2025	238,665	2.09 - 2.67	576,440	7.39	0.35 - 1.50	7.45 - 8.69
Management Strategic Bond	2024	337,834	1.94 - 2.46	728,856	7.39	0.35 - 1.50	3.31 - 4.51
Opportunities Subaccount	2023	390,794	1.88 - 2.36	803,965	6.49	0.35 - 1.50	7.81 - 8.78
	2022	450,913	1.74 - 2.17	864,120	6.14	0.35 - 1.50	(17.90) - (17.15)
	2021	436,647	2.12 - 2.62	1,005,103	3.62	0.35 - 1.50	1.29 - 2.46

62

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8. FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio Lowest to Highest (%)	Total[3] Return Lowest to Highest (%)
BHFTII Western Asset	2025	815,517	1.29 - 1.61	1,098,010	4.32	0.30 - 1.35	5.63 - 6.75
Management U.S.	2024	528,112	1.22 - 1.51	669,781	3.13	0.30 - 1.35	0.96 - 2.03
Government Subaccount	2023	701,393	1.21 - 1.44	875,183	2.31	0.30 - 1.35	3.46 - 4.40
	2022	814,846	1.16 - 1.38	985,781	2.29	0.30 - 1.35	(10.23) - (9.42)
	2021	774,756	1.30 - 1.56	1,040,852	2.60	0.30 - 1.35	(2.84) - (1.82)
Fidelity® VIP Contrafund®	2025	527,149	8.41 - 13.34	4,579,081	—	0.25 - 1.50	19.39 - 20.89
Subaccount	2024	664,266	7.04 - 11.05	4,964,875	0.03	0.25 - 1.50	31.45 - 33.11
	2023	804,859	5.36 - 6.57	4,532,591	0.24	0.35 - 1.50	31.14 - 32.32
	2022	965,654	4.09 - 4.96	4,147,862	0.26	0.35 - 1.50	(27.58) - (26.93)
	2021	997,230	5.64 - 8.55	5,905,207	0.03	0.35 - 1.50	25.61 - 27.07
Fidelity® VIP Mid Cap	2025	550,496	7.12 - 9.70	4,124,295	0.23	0.25 - 1.50	9.83 - 11.21
Subaccount	2024	651,834	6.49 - 8.72	4,456,705	0.33	0.25 - 1.50	15.42 - 16.88
	2023	782,837	5.62 - 7.46	4,606,236	0.38	0.25 - 1.50	13.10 - 14.52
	2022	846,870	4.97 - 6.52	4,399,830	0.26	0.25 - 1.50	(16.23) - (15.18)
	2021	962,770	5.93 - 7.68	5,981,327	0.34	0.25 - 1.50	23.44 - 24.99
FTVIPT Franklin Small-Mid	2025	121,898	3.69 - 5.02	461,088	—	0.25 - 1.50	0.99 - 2.26
Cap Growth VIP Subaccount	2024	125,117	3.65 - 4.91	468,933	—	0.25 - 1.50	9.37 - 10.76
	2023	127,079	3.34 - 4.43	436,299	—	0.25 - 1.50	24.86 - 26.42
	2022	121,517	2.68 - 3.51	333,927	—	0.25 - 1.50	(34.68) - (33.86)
	2021	147,887	4.10 - 5.30	622,154	—	0.25 - 1.50	8.38 - 9.74
FTVIPT Templeton Developing	2025	140,147	4.89 - 6.20	737,098	0.64	0.45 - 1.50	44.09 - 45.61
Markets VIP Subaccount	2024	213,531	3.39 - 4.26	782,010	3.95	0.45 - 1.50	6.05 - 7.18
	2023	220,547	3.20 - 3.85	754,601	2.03	0.45 - 1.50	10.95 - 11.95
	2022	227,297	2.88 - 3.44	698,907	2.60	0.45 - 1.50	(23.14) - (22.45)
	2021	225,102	3.75 - 4.56	894,904	0.85	0.45 - 1.50	(7.14) - (6.16)
FTVIPT Templeton Foreign	2025	260,516	2.17 - 2.64	601,369	2.33	0.60 - 1.50	27.27 - 28.42
VIP Subaccount	2024	256,526	1.70 - 2.05	463,316	2.47	0.60 - 1.50	(2.48) - (1.59)
	2023	300,103	1.75 - 2.09	551,617	3.19	0.60 - 1.50	18.96 - 20.04
	2022	284,991	1.47 - 1.74	438,196	3.05	0.60 - 1.50	(8.98) - (8.16)
	2021	359,239	1.61 - 1.89	602,908	1.81	0.60 - 1.50	2.61 - 3.54
Janus Henderson Enterprise	2025	1,574,291	2.95 - 7.72	4,843,846	0.05	0.25 - 1.50	5.82 - 7.15
Subaccount	2024	1,847,749	2.79 - 7.20	5,411,458	0.63	0.25 - 1.50	13.59 - 15.03
	2023	1,937,158	2.45 - 3.04	4,976,219	0.09	0.60 - 1.50	16.03 - 17.07
	2022	2,199,848	2.12 - 2.60	4,870,288	0.08	0.60 - 1.50	(17.40) - (16.65)
	2021	2,514,978	2.56 - 3.11	6,733,123	0.24	0.60 - 1.50	14.81 - 15.84
LMGAMT ClearBridge	2025	1,946	3.78 - 4.43	7,470	0.45	0.85 - 1.50	4.52 - 5.20
Small Cap Subaccount	2024	1,985	3.61 - 4.22	7,307	0.87	0.85 - 1.50	5.75 - 5.97
(Commenced 9/6/2024)
LMPIT Western Asset	2025	225,357	2.74 - 3.56	668,768	4.92	0.60 - 1.50	6.53 - 7.49
Corporate Bond Subaccount	2024	224,898	2.57 - 3.31	622,603	4.87	0.60 - 1.50	0.45 - 1.37
	2023	242,107	2.56 - 3.27	660,015	4.68	0.60 - 1.50	5.80 - 6.76
	2022	427,687	2.42 - 3.06	1,090,752	3.40	0.60 - 1.50	(18.08) - (17.34)
	2021	580,720	2.95 - 3.70	1,802,664	2.65	0.60 - 1.50	(2.21) - (1.33)

63

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Concluded)

8. FINANCIAL HIGHLIGHTS — (Concluded)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio Lowest to Highest (%)	Total[3] Return Lowest to Highest (%)
LMPVET ClearBridge Variable	2025	435,310	6.88 - 8.81	3,268,420	0.51	0.60 - 1.50	12.79 - 13.81
Appreciation Subaccount	2024	585,170	6.10 - 7.74	3,836,941	0.76	0.60 - 1.50	20.82 - 21.92
	2023	606,969	5.05 - 6.35	3,281,543	0.93	0.60 - 1.50	17.93 - 18.99
	2022	661,309	4.28 - 5.34	3,020,146	1.01	0.60 - 1.50	(13.75) - (12.97)
	2021	917,672	4.97 - 6.35	4,822,650	0.62	0.45 - 1.50	21.82 - 23.10
LMPVET ClearBridge Variable	2025	99,328	5.32 - 6.81	531,507	2.17	0.60 - 1.50	10.94 - 11.95
Dividend Strategy Subaccount	2024	106,559	4.80 - 6.08	516,891	1.32	0.60 - 1.50	15.09 - 16.14
	2023	141,382	4.17 - 4.74	594,989	2.13	0.60 - 1.50	12.50 - 13.06
	2022	155,179	3.71 - 4.19	581,803	1.44	0.60 - 1.50	(9.47) - (9.01)
	2021	268,550	4.09 - 4.82	1,126,722	1.56	0.80 - 1.50	24.91 - 25.79
LMPVET ClearBridge Variable	2025	297,318	3.62 - 4.74	1,156,193	—	0.45 - 1.50	11.63 - 12.81
Growth Subaccount	2024	355,978	3.24 - 4.20	1,236,441	0.11	0.45 - 1.50	11.10 - 12.29
	2023	439,895	2.92 - 3.74	1,358,199	0.30	0.45 - 1.50	22.58 - 23.87
	2022	517,115	2.38 - 3.02	1,298,203	0.45	0.45 - 1.50	(27.51) - (26.74)
	2021	558,209	3.29 - 4.13	1,927,827	0.16	0.45 - 1.50	8.66 - 9.80
LMPVET ClearBridge Variable 2025		45,855	10.14 - 12.27	503,155	—	0.80 - 1.50	7.00 - 7.75
Large Cap Growth Subaccount 2024		65,402	9.48 - 12.00	654,471	—	0.60 - 1.50	25.97 - 27.12
	2023	119,257	7.53 - 9.44	944,978	—	0.60 - 1.50	41.89 - 43.16
	2022	137,414	5.30 - 6.60	764,074	—	0.60 - 1.50	(33.25) - (32.65)
	2021	141,123	7.95 - 9.79	1,172,965	—	0.60 - 1.50	20.13 - 21.21
LMPVET ClearBridge Variable	2025	110,249	5.36 - 6.48	609,428	1.17	0.80 - 1.50	8.56 - 9.32
Large Cap Value Subaccount	2024	109,019	4.94 - 5.93	554,382	1.26	0.80 - 1.50	6.46 - 7.21
	2023	143,073	4.64 - 5.53	678,659	1.34	0.80 - 1.50	13.39 - 14.18
	2022	139,306	4.09 - 4.84	582,250	1.32	0.80 - 1.50	(7.82) - (7.17)
	2021	149,768	4.44 - 5.22	679,590	1.02	0.80 - 1.50	24.33 - 25.20
LMPVET ClearBridge Variable	2025	53,715	4.81 - 8.19	273,691	—	0.35 - 1.50	7.61 - 8.85
Small Cap Growth Subaccount	2024	59,787	4.47 - 7.53	285,328	—	0.35 - 1.50	2.93 - 4.13
	2023	89,250	4.34 - 5.32	404,933	—	0.35 - 1.50	6.79 - 7.76
	2022	131,827	4.07 - 4.94	559,131	—	0.35 - 1.50	(29.90) - (29.27)
	2021	152,521	5.80 - 9.44	922,203	—	0.35 - 1.50	10.93 - 12.22
LMPVIT Western Asset	2025	106,129	3.06 - 4.08	333,404	6.73	0.35 - 1.50	8.32 - 9.57
Variable Global High Yield	2024	116,132	2.82 - 3.73	336,882	4.35	0.35 - 1.50	5.45 - 6.68
Bond Subaccount	2023	190,739	2.68 - 3.20	528,176	5.57	0.35 - 1.50	8.62 - 9.38
	2022	217,427	2.47 - 2.93	558,259	6.40	0.35 - 1.50	(15.01) - (14.41)
	2021	246,528	2.90 - 3.71	748,014	4.27	0.35 - 1.50	(0.18) - 0.97

[1]

These amounts represent the dividends, excluding distributions of capital gains, received by the Subaccount from the underlying fund or portfolio, net of management fees assessed by the fund manager, divided by the average net assets, regardless of share class, if any. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated as a weighted average ratio since the Subaccount may invest in two or more share classes, if any, within the underlying fund or portfolio of the Trusts which may have unique investment income ratios. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying fund or portfolio in which the Subaccount invests.

[2]

These amounts represent annualized contract expenses of the applicable Subaccounts, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund or portfolio have been excluded.

[3]

These amounts represent the total return for the period indicated, including changes in the value of the underlying fund or portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Subaccount.

64

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the stockholders and the Board of Directors of Brighthouse Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Brighthouse Life Insurance Company and subsidiaries (the “Company”) as of December 31, 2025 and 2024, the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows for each of the three years in the period ended December 31, 2025, and the related notes and the schedules listed in the Index to Consolidated Financial Statements, Notes and Schedules (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current-period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Certain Assumptions Used in the Valuation of Liability for Future Policy Benefits — Refer to Notes 1 and 3 to the financial statements

Critical Audit Matter Description

The Company has obligations under insurance contracts to pay benefits over an extended period of time. The Company establishes a liability for future policy benefits (“LFPB”) for nonparticipating traditional and limited-payment contracts and the additional insurance liabilities for universal life-type contracts with secondary guarantees.

Management regularly reviews its cash flow assumptions supporting the estimates of these actuarial liabilities and, if such assumptions change significantly, the associated liability is adjusted. The measurement of LFPBs can be significantly impacted by changes in economic assumptions related to market interest rates and the general account rate of return and changes in assumptions for policyholder behavior including premium persistency, mortality, lapses and withdrawals.

Given the future policy benefit obligation for certain contracts is sensitive to changes in these economic and policyholder behavior assumptions and the significant uncertainty inherent in estimating these actuarial liabilities, we identified management’s evaluation of these assumptions in the valuation of certain LFPBs as a critical audit matter. This required a high degree of auditor judgment and an increased extent of effort, including the involvement of our actuarial specialists.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to these assumptions in the valuation of certain LFPBs included the following, among others:

•	We tested the effectiveness of management’s controls over the assumption review process, including those over the selection of the significant economic and policyholder behavior assumptions.

•

With the assistance of our actuarial specialists, we evaluated the appropriateness of the significant assumptions used, developed an independent estimate of the LFPBs for a sample of policies and cohorts, and compared our estimates to management’s estimates.

•	We tested the completeness and accuracy of the underlying data that served as the basis for the actuarial analysis to test that the inputs to the actuarial estimate were reasonable.

•	We evaluated the methods and significant assumptions used by management to identify potential bias.

•	We evaluated whether the significant assumptions used were consistent with evidence obtained in other areas of the audit.

Certain Assumptions Used in the Valuation of Market Risk Benefits — Refer to Notes 1, 4, and 10 to the financial statements

Critical Audit Matter Description

Market risk benefits are measured at fair value and separately presented on the consolidated balance sheet. The Company estimates market risk benefit assets and liabilities using significant judgment including discount rate assumptions, nonperformance risk, and actuarially determined assumptions including policyholder behavior, mortality and risk margins.

Given the sensitivity of certain market risk benefits to changes in these assumptions and the significant uncertainty inherent in estimating the market risk benefits, we identified management’s evaluation of these assumptions in the valuation of certain market risk benefits as a critical audit matter. This required a high degree of auditor judgment and an increased extent of effort, including the involvement of our actuarial and fair value specialists.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to these assumptions in the valuation of certain market risk benefits included the following, among others:

•

We tested the effectiveness of management’s controls over the assumption review process, including those over the selection of the significant assumptions related to policyholder behavior, mortality and risk margins, as well as changes in nonperformance risk.

•

With the assistance of our actuarial specialists, we evaluated the appropriateness of the significant assumptions used, developed an independent estimate of the market risk benefits for a sample of policies, and compared our estimates to management’s estimates.

•	We tested the completeness and accuracy of the underlying data that served as the basis for the actuarial analysis to test that the inputs to the actuarial estimate were reasonable.

•

We evaluated the reasonableness of the Company’s assumptions by comparing those selected by management to those independently derived by our fair value and actuarial specialists, drawing upon standard actuarial and industry practice.

•	We evaluated the methods and assumptions used by management to identify potential bias in the determination of the market risk benefits.

•	We evaluated whether the assumptions used were consistent with evidence obtained in other areas of the audit.

/s/ DELOITTE & TOUCHE LLP

Charlotte, North Carolina
February 27, 2026

We have served as the Company’s auditor since 2005.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Balance Sheets

December 31, 2025 and 2024

(In millions, except share and per share data)

	2025	2024
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $85,907 and $86,565, respectively; allowance for credit losses of $62 and $79, respectively)	$80,960	$79,129
Trading securities, at estimated fair value	506	—
Equity securities, at estimated fair value	23	32
Mortgage loans (net of allowance for credit losses of $200 and $178, respectively)	22,726	23,254
Policy loans	1,047	1,626
Limited partnerships and limited liability companies	4,696	4,827
Short-term investments, principally at estimated fair value	668	1,157
Other invested assets, principally at estimated fair value (net of allowance for credit losses of $0 and $0, respectively)	7,932	5,244

Total investments	118,558	115,269
Cash and cash equivalents	5,057	4,592
Accrued investment income	1,242	1,261
Premiums, reinsurance and other receivables (net of allowance for credit losses of $3 and $3, respectively)	21,238	20,809
Deferred policy acquisition costs and value of business acquired	4,276	4,374
Current income tax recoverable	62	51
Deferred income tax asset	1,389	1,823
Market risk benefit assets	1,060	1,092
Other assets	279	314
Separate account assets	78,825	79,006

Total assets	$231,986	$228,591

Liabilities and Equity
Liabilities
Future policy benefits	$31,682	$31,085
Policyholder account balances	87,174	87,162
Market risk benefit liabilities	8,079	8,346
Other policy-related balances	3,715	3,677
Payables for collateral under securities loaned and other transactions	4,696	3,874
Long-term debt	832	833
Other liabilities	8,885	8,460
Separate account liabilities	78,825	79,006

Total liabilities	223,888	222,443

Contingencies, Commitments and Guarantees (Note 15)
Equity
Brighthouse Life Insurance Company’s stockholder’s equity:
Common stock, par value $25,000 per share; 4,000 shares authorized; 3,000 shares issued and outstanding	75	75
Additional paid-in capital	17,607	17,507
Retained earnings (deficit)	(5,997)	(6,286)
Accumulated other comprehensive income (loss)	(3,602)	(5,163)

Total Brighthouse Life Insurance Company’s stockholder’s equity	8,083	6,133
Noncontrolling interests	15	15

Total equity	8,098	6,148

Total liabilities and equity	$231,986	$228,591

See accompanying notes to the consolidated financial statements.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Operations

For the Years Ended December 31, 2025, 2024 and 2023

(In millions)

	2025	2024	2023
Revenues
Premiums	$682	$759	$811
Universal life and investment-type product policy fees	1,678	1,601	1,778
Net investment income	5,139	5,100	4,560
Other revenues	478	499	418
Net investment gains (losses)	(102)	(298)	(242)
Net derivative gains (losses)	(1,789)	(3,688)	(3,920)

Total revenues	6,086	3,973	3,405

Expenses
Policyholder benefits and claims (including liability remeasurement gains (losses) of ($273), ($980), ($233), respectively)	1,750	2,139	2,418
Interest credited to policyholder account balances	2,161	2,110	1,801
Amortization of deferred policy acquisition costs and value of business acquired	564	550	564
Change in market risk benefits	(261)	(2,669)	(1,497)
Other expenses	1,609	1,601	1,625

Total expenses	5,823	3,731	4,911

Income (loss) before provision for income tax	263	242	(1,506)
Provision for income tax expense (benefit)	(27)	(15)	(383)

Net income (loss)	290	257	(1,123)
Less: Net income (loss) attributable to noncontrolling interests	1	1	1

Net income (loss) attributable to Brighthouse Life Insurance Company	$289	$256	$(1,124)

See accompanying notes to the consolidated financial statements.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Comprehensive Income (Loss)

For the Years Ended December 31, 2025, 2024 and 2023

(In millions)

	2025	2024	2023
Net income (loss)	$290	$257	$(1,123)
Other comprehensive income (loss):
Unrealized investment gains (losses), net of related offsets	2,065	(1,053)	2,313
Unrealized gains (losses) on derivatives	(241)	116	(284)
Changes in instrument-specific credit risk on market risk benefits	440	352	(637)
Changes in discount rates on the liability for future policy benefits	(330)	541	(376)
Foreign currency translation adjustments	43	(18)	18

Other comprehensive income (loss), before income tax	1,977	(62)	1,034
Income tax (expense) benefit related to items of other comprehensive income (loss)	(416)	13	(217)

Other comprehensive income (loss), net of income tax	1,561	(49)	817

Comprehensive income (loss)	1,851	208	(306)
Less: Comprehensive income (loss) attributable to noncontrolling interests, net of income tax	1	1	1

Comprehensive income (loss) attributable to Brighthouse Life Insurance Company	$1,850	$207	$(307)

See accompanying notes to the consolidated financial statements.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Equity

For the Years Ended December 31, 2025, 2024 and 2023

(In millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings (Deficit)	Accumulated Other Comprehensive Income (Loss)	Brighthouse Life Insurance Company’s Stockholder’s Equity	Noncontrolling Interests	Total Equity
Balance at December 31, 2022	$75	$17,773	$(5,418)	$(5,931)	$6,499	$15	$6,514
Dividends paid to parent		(266)			(266)		(266)
Change in noncontrolling interests					—	(1)	(1)
Net income (loss)			(1,124)		(1,124)	1	(1,123)
Other comprehensive income (loss), net of income tax				817	817		817

Balance at December 31, 2023	75	17,507	(6,542)	(5,114)	5,926	15	5,941
Change in noncontrolling interests					—	(1)	(1)
Net income (loss)			256		256	1	257
Other comprehensive income (loss), net of income tax				(49)	(49)		(49)

Balance at December 31, 2024	75	17,507	(6,286)	(5,163)	6,133	15	6,148
Capital contribution		100			100		100
Change in noncontrolling interests					—	(1)	(1)
Net income (loss)			289		289	1	290
Other comprehensive income (loss), net of income tax				1,561	1,561		1,561

Balance at December 31, 2025	$75	$17,607	$(5,997)	$(3,602)	$8,083	$15	$8,098

See accompanying notes to the consolidated financial statements.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Cash Flows

For the Years Ended December 31, 2025, 2024 and 2023

(In millions)

	2025	2024	2023
Cash flows from operating activities
Net income (loss)	$290	$257	$(1,123)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	(304)	(301)	(258)
(Gains) losses on investments, net	56	267	227
(Gains) losses on derivatives, net	(1,360)	1,456	2,632
(Income) loss from equity method investments, net of dividends and distributions	(25)	41	76
Interest credited to policyholder account balances	2,161	2,110	1,801
Universal life and investment-type product policy fees	(1,678)	(1,601)	(1,778)
Change in market risk benefits, net	203	(2,089)	(888)
Change in accrued investment income	145	(117)	(212)
Change in premiums, reinsurance and other receivables	(403)	(1,482)	(1,279)
Change in deferred policy acquisition costs and value of business acquired, net	98	113	155
Change in income tax	18	(8)	(380)
Change in other assets	1,094	1,116	1,100
Change in future policy benefits and other policy-related balances	(215)	(316)	(62)
Change in other liabilities	402	377	(18)

Net cash provided by (used in) operating activities	482	(177)	(7)

Cash flows from investing activities
Sales, maturities and repayments of:
Fixed maturity securities	12,445	11,559	5,922
Trading securities	44	—	—
Equity securities	26	46	30
Mortgage loans	2,541	1,518	1,206
Limited partnerships and limited liability companies	570	337	205
Purchases of:
Fixed maturity securities	(11,973)	(11,811)	(8,699)
Trading securities	(199)	—	—
Equity securities	(2)	(3)	(4)
Mortgage loans	(2,163)	(2,374)	(813)
Limited partnerships and limited liability companies	(278)	(299)	(453)
Cash received in connection with freestanding derivatives	16,795	12,453	5,048
Cash paid in connection with freestanding derivatives	(18,258)	(11,856)	(5,422)
Receipts on loans to affiliate	—	—	125
Net change in policy loans	578	(688)	(40)
Net change in short-term investments	513	(572)	(259)
Net change in other invested assets	21	(369)	(109)

Net cash provided by (used in) investing activities	$660	$(2,059)	$(3,263)

See accompanying notes to the consolidated financial statements.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Cash Flows (continued)

For the Years Ended December 31, 2025, 2024 and 2023

(In millions)

	2025	2024	2023
Cash flows from financing activities
Policyholder account balances:
Deposits	$19,746	$29,950	$21,514
Withdrawals	(20,899)	(26,287)	(17,641)
Net change in payables for collateral under securities loaned and other transactions	822	214	(887)
Long-term and short-term debt repaid	(2)	(2)	(127)
Dividends paid to parent	—	—	(266)
Capital contribution	100	—	—
Financing element on certain derivative instruments and other derivative related transactions, net	(443)	(211)	91
Other, net	(1)	(1)	(1)

Net cash provided by (used in) financing activities	(677)	3,663	2,683

Change in cash, cash equivalents and restricted cash	465	1,427	(587)
Cash, cash equivalents and restricted cash, beginning of year	4,592	3,165	3,752

Cash, cash equivalents and restricted cash, end of year	$5,057	$4,592	$3,165

Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest	$67	$67	$71

Income tax	$(35)	$—	$—

Non-cash transactions:
Transfer of mortgage loans to affiliates	$43	$—	$—

Transfer of limited partnerships and limited liability companies from affiliates	$43	$—	$—

See accompanying notes to the consolidated financial statements.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting Policies

Business

“BLIC” and the “Company” refer to Brighthouse Life Insurance Company, a Delaware corporation originally incorporated in Connecticut in 1863, and its subsidiaries. Brighthouse Life Insurance Company is a wholly-owned subsidiary of Brighthouse Holdings, LLC (“BH Holdings”) and an indirect wholly-owned subsidiary of Brighthouse Financial, Inc. (“BHF” and, together with its subsidiaries, “Brighthouse Financial”).

BLIC offers a range of annuity and life insurance products to individuals. The Company is organized into the following reportable segments: Annuities; Life; Run-off; and Corporate & Other.

On November 6, 2025, BHF entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Aquarian Holdings VI L.P., a Delaware limited partnership (“Aquarian Parent”), Aquarian Beacon Merger Sub Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Aquarian Parent (“Merger Sub”), and Aquarian Holdings LLC, a Delaware limited liability company, solely for the purpose of certain provisions, pursuant to which, at the closing of the transactions contemplated by the Merger Agreement, Merger Sub will merge with and into BHF, with BHF surviving as a wholly-owned subsidiary of Aquarian Parent (the “Merger”).

Basis of Presentation

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company’s business and operations. Actual results could differ from these estimates.

Consolidation

The accompanying consolidated financial statements include the accounts of Brighthouse Life Insurance Company and its subsidiaries, as well as partnerships and limited liability companies (“LLC”) that the Company controls. Intercompany accounts and transactions have been eliminated.

The Company uses the equity method of accounting for investments in limited partnerships and LLCs when it has more than a minor ownership interest or more than a minor influence over the investee’s operations. The Company generally recognizes its share of the investee’s earnings on a three-month lag in instances where the investee’s financial information is not sufficiently timely or when the investee’s reporting period differs from the Company’s reporting period. When the Company has virtually no influence over the investee’s operations, the investment is carried at fair value.

Summary of Significant Accounting Policies

Insurance Contract Obligations

The Company has obligations under insurance contracts to pay benefits over an extended period of time. The Company establishes liabilities for future obligations under long-duration insurance contracts based on the accounting model appropriate for each type of contract or contract feature. Liabilities for insurance contract benefits are generally accrued over time as revenue is recognized, or established based on the balance that accrues to the contract holder. In addition, certain insurance contracts may contain features that are required to be measured at fair value separately from the base contracts, either as a market risk benefit (“MRB”) or embedded derivative.

The discussion below provides an overview of the different accounting models for insurance contract obligations and the applicability of such models to the Company’s insurance products.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Liability for Future Policy Benefits

The Company establishes a liability for future policy benefits (“LFPB”) for non-participating term and whole life insurance and income annuities. LFPBs are accrued over time as revenue is recognized based on a net premium ratio. The net premium ratio is the portion of gross premiums required to provide for all future benefits. LFPBs are established using the Company’s current assumptions of future cash flows, discounted at a rate that approximates a single A corporate bond curve. The Company generally aggregates insurance contracts into groupings by issue year, product and segment for determining the net premium ratio and related LFPBs.

The Company reviews cash flow assumptions regularly, and if they change significantly, LFPBs are adjusted by determining a revised net premium ratio. The revised net premium ratio is calculated as of contract inception using both actual historical experience and updated future cash flow assumptions. The recalculated net premium ratio is applied to derive a remeasurement gain or loss recognized in the current period net income. For insurance policies in-force as of December 31, 2020, January 1, 2021 is considered the contract inception date. The net premium ratio is also updated quarterly for the difference between actual and expected experience.

The net premium ratio is not updated for changes in discount rate assumptions, as changes in the discount rate are updated quarterly and the impacts are reflected in other comprehensive income (loss) (“OCI”). The discount rate assumption is determined by developing a yield curve based on market observable yields for upper-medium grade fixed income instruments derived from an external index. The yield curve is applied to the expected future cash flows used in the measurement of LFPBs based on the duration characteristics of those liabilities.

The most significant cash flow assumptions used in the establishment of LFPBs are mortality, policy lapses and market interest rates. See Note 3 for more information on the effect of changes in assumptions on the measurement of LFPBs.

The Company also establishes an LFPB for participating term and whole life insurance using a net premium ratio and the Company’s current assumptions of future cash flows. Assumptions are determined at issuance of the policy and are not updated unless a premium deficiency exists. A premium deficiency exists when the LFPB plus the present value of expected future gross premiums are less than expected future benefits and expenses (based on current assumptions). When a premium deficiency exists, the Company will reduce any deferred acquisition costs and may also establish an additional liability to eliminate the deficiency. See Note 3 for more information on assumptions used in establishing LFPBs related to participating term and whole life insurance.

Policyholder Account Balances

The Company establishes a policyholder account balance liability for customer deposits on universal life insurance, universal life insurance with secondary guarantees (“ULSG”) and deferred annuity contracts. The policyholder account balance liability is equal to the sum of deposits, plus interest credited, less charges and withdrawals, excluding the impact of any applicable charge that may be incurred upon surrender. The Company also holds additional liabilities for certain product features including secondary guarantees on universal life insurance contracts and the crediting rates associated with index-linked annuities.

Additional Liabilities for ULSG

The Company establishes a liability in addition to the account balance for ULSG. These liabilities are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the contract period based on total expected assessments. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios. The Company also maintains a liability for profits followed by losses on ULSG determined by projecting future earnings and establishing a liability to offset losses that are expected to occur in later years. Both ULSG liabilities are adjusted for the effects of unrealized investment gains and losses.

The Company reviews cash flow assumptions regularly, and, if they change significantly, the liability for secondary guarantees is adjusted by a cumulative charge or credit to net income. Liabilities for secondary guarantees are presented within future policy benefits with changes in the liabilities reported in policyholder benefits and claims, except for the effects of unrealized investment gains and losses, which are reported in OCI.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

The most significant assumptions used in estimating liabilities for secondary guarantees are the general account rate of return, mortality, premium persistency, lapses and withdrawals. See Note 3 for more information on the effect of changes in assumptions on the measurement of liabilities for secondary guarantees.

Market Risk Benefits on Annuity Guarantees

MRBs are contracts or contract features that provide protection to the policyholder from capital markets risks by transferring such risks to the Company. MRBs are required to be separated from the deferred annuity host contract and measured at fair value. The Company establishes MRB assets and liabilities for guaranteed minimum benefits on variable annuity contracts including guaranteed minimum death benefits, guaranteed minimum income benefits (“GMIB”), guaranteed minimum accumulation benefits (“GMAB”) and guaranteed minimum withdrawal benefits (“GMWB”). MRB assets are also established for reinsured benefits related to these guarantees. Certain index-linked annuity products may also have guaranteed minimum benefits classified as MRBs.

The measurement of fair value includes an adjustment for the risk that the Company fails to satisfy its obligations, which is referred to as nonperformance risk, as well as risk margin to capture the non-capital markets risks of the instrument, which represents the additional compensation a market participant would require to assume the risks related to the uncertainties in certain actuarial assumptions. MRBs are measured at estimated fair value, with changes reported in change in MRBs, except for the change due to nonperformance risk, which is reported in OCI.

See Note 4 for more information on the effect of changes in inputs and assumptions on the measurement of MRBs and Note 10 for more information on the determination of fair value of MRBs.

Embedded Derivatives on Index-Linked Annuities

The Company issues, and assumes through reinsurance, index-linked annuities which allow the policyholder to participate in returns from certain specified equity indices. The crediting rates associated with these features are classified as embedded derivatives and measured at estimated fair value, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within policyholder account balances on the consolidated balance sheets.

Embedded derivative liabilities are required to be separated from the deferred annuity host contract and measured at fair value. The estimated fair value is determined using a combination of an option pricing model and an option-budget approach. Under this approach, the Company estimates the cost of funding the crediting rate using option pricing and establishes that cost on the balance sheet as a reduction to the initial deposit amount. The estimate of fair value includes an adjustment for nonperformance risk, as well as a risk margin.

Actuarial assumptions are reviewed at least annually, and if they change significantly, the estimated fair value is adjusted through net income. Capital market inputs used in the measurement of index-linked crediting rate embedded derivatives are updated quarterly through net income. The reduction to the initial deposit is accreted back up to the initial deposit over the estimated life of the contract. Embedded derivatives related to index-linked annuities are presented within policyholder account balances while changes in the estimated fair value are reported in net derivative gains (losses).

For more information on the determination of estimated fair value of embedded derivatives, see Note 10.

Recognition of Revenues and Deposits on Insurance Contracts

Premiums related to traditional long-duration contracts are recognized as revenues when due from policyholders. When premiums for income annuities are due over a significantly shorter period than the period over which policyholder benefits are incurred, the Company establishes a deferred profit liability (“DPL”) for the excess of the gross premium over the net premium. DPLs are amortized into net income in proportion to the amount of expected future benefit payments. Assumptions used in the measurement of the DPL are updated at the same time as the related LFPBs, with the updated estimates used to recalculate the DPL as of contract inception. The remeasurement gain or loss from updating DPLs is recognized in current period net income along with the related change in LFPBs.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Deposits related to universal life insurance, deferred annuity contracts and investment contracts are credited to policyholder account balances. Revenues from such contracts consist of asset-based investment management fees, cost of insurance (“COI”) charges, risk charges, policy administration fees and surrender charges. These fees, which are included in universal life and investment-type product policy fees, are recognized when assessed to the contract holder, except for non-level insurance charges which are deferred by the establishment of an unearned revenue liability and amortized over the expected life of the contracts.

Premiums and policy fees are presented net of reinsurance.

Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles

The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are directly related to the successful acquisition or renewal of insurance contracts are capitalized as deferred policy acquisition costs (“DAC”). These costs mainly consist of commissions and include the portion of employees’ compensation and benefits related to time spent selling, underwriting or processing the issuance of new insurance contracts. All other acquisition-related costs are expensed as incurred.

Value of business acquired (“VOBA”) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity and investment-type contracts in-force as of the acquisition date.

The Company amortizes DAC and VOBA in a manner that approximates a straight-line basis over the expected life of the related contracts. For life insurance contracts, amortization is based on projections of amounts of insurance in-force, while projections of policy counts are used for deferred annuity contracts and expected future benefits payments for income annuities. These assumptions are reviewed at least annually, and if they change significantly, updates are recognized through changes to future amortization. VOBA balances are tested annually to determine if the balance is deemed unrecoverable from expected future profits. All changes in DAC and VOBA balances are recorded to net income.

Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of an existing contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If a modification is considered to have substantially changed the contract, the associated DAC or VOBA is written off immediately through net income and any new acquisition costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

The Company also has intangible assets representing deferred sales inducements (“DSI”), which are included in other assets, and unearned revenue liabilities, which are included in other policy-related balances. The Company defers sales inducements and unearned revenue and amortizes the balances using the same methodology and assumptions used to amortize DAC and VOBA.

Reinsurance

The Company enters into reinsurance arrangements pursuant to which it cedes certain insurance risks to unaffiliated and former related party reinsurers. Cessions under reinsurance agreements do not discharge the Company’s obligations as the primary insurer. The accounting for reinsurance arrangements depends on whether the arrangement provides indemnification against loss or liability relating to insurance risk in accordance with GAAP.

For ceded reinsurance of existing in-force blocks of insurance contracts that transfer significant insurance risk, premiums, benefits and the amortization of DAC are reported net of reinsurance ceded. Amounts recoverable from reinsurers related to incurred claims and ceded reserves are included in premiums, reinsurance and other receivables and amounts payable to reinsurers included in other liabilities.

If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included in premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. Under certain reinsurance agreements, the Company withholds the funds rather than transferring the underlying investments and, as a result, records a funds withheld liability in other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

Certain funds withheld arrangements may also contain embedded derivatives measured at fair value that are related to the investment return on the assets withheld. Embedded derivatives related to funds withheld arrangements are presented within policyholder account balances on the consolidated balance sheets, with changes in the estimated fair value reported in net derivative gains (losses).

Reinsurance arrangements may also contain features classified as MRBs, including reinsurance of guaranteed minimum benefits associated with variable annuity contracts.

The Company accounts for assumed reinsurance similar to directly written business.

Investments

Net Investment Income and Net Investment Gains (Losses)

Income from investments is reported in net investment income, unless otherwise stated herein. Gains and losses on sales of investments, impairment losses and changes in valuation allowances are reported in net investment gains (losses), unless otherwise stated herein.

Fixed Maturity Securities Available-For-Sale

Fixed maturity securities classified as available-for-sale are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of OCI, net of policy-related amounts and deferred income taxes. Publicly-traded security transactions are recorded on a trade date basis, while privately-placed and bank loan security transactions are recorded on a settlement date basis. Investment gains and losses on sales are determined on a specific identification basis.

Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts and is based on the estimated economic life of the securities, which for residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”) (collectively, “Structured Securities”) considers the estimated timing and amount of prepayments of the underlying loans. The amortization of premium and accretion of discount of fixed maturity securities also takes into consideration call and maturity dates.

Amortization of premium and accretion of discount on Structured Securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed, and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for Structured Securities are estimated using inputs obtained from third-party specialists and based on management’s knowledge of the current market. For credit-sensitive Structured Securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other Structured Securities, the effective yield is recalculated on a retrospective basis.

The Company regularly evaluates fixed maturity securities for declines in fair value to determine if a credit loss exists. This evaluation is based on management’s case-by-case evaluation of the underlying reasons for the decline in fair value including, but not limited to, an analysis of the gross unrealized losses by severity and financial condition of the issuer.

For fixed maturity securities in an unrealized loss position, when the Company has the intent to sell the security, or it is more likely than not that the Company will be required to sell the security before recovery, the amortized cost basis of the security is written down to fair value through net investment gains (losses).

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

For fixed maturity securities that do not meet the aforementioned criteria, management evaluates whether the decline in estimated fair value has resulted from credit losses or other factors. If the Company determines the decline in estimated fair value is due to credit losses, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an allowance through net investment gains (losses). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of the allowance related to other-than-credit factors is recorded in OCI.

Once a security specific allowance for credit losses is established, the present value of cash flows expected to be collected from the security continues to be reassessed. Any changes in the security specific allowance for credit losses are recorded as a provision for (or reversal of) credit loss expense in net investment gains (losses).

Fixed maturity securities are also evaluated to determine whether any amounts have become uncollectible. When all, or a portion, of a security is deemed uncollectible, the uncollectible portion is written-off with an adjustment to amortized cost and a corresponding reduction to the allowance for credit losses.

Trading Securities

Fixed maturity securities classified as trading securities are reported at their estimated fair value. The recognition and measurement of trading securities and related interest income is consistent with the accounting for fixed maturity securities available-for-sale. Realized and unrealized investment gains (losses) are recorded in net investment income.

Mortgage Loans

Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, and any deferred fees or expenses, and net of an allowance for credit losses. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts. The allowance for credit losses for mortgage loans represents the Company’s best estimate of expected credit losses over the remaining life of the loans and is determined using relevant available information from internal and external sources, relating to past events, current conditions, and a reasonable and supportable forecast.

Policy Loans

Policy loans are stated at unpaid principal balances. Interest income is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy’s anniversary date. Any unpaid principal and accrued interest is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

Limited Partnerships and LLCs

The Company uses the equity method of accounting for investments when it has more than a minor ownership interest or more than a minor influence over the investee’s operations; when the Company has virtually no influence over the investee’s operations the investment is carried at estimated fair value. The Company generally recognizes its share of the equity method investee’s earnings on a three-month lag in instances where the investee’s financial information is not sufficiently timely or when the investee’s reporting period differs from the Company’s reporting period; while distributions on investments carried at estimated fair value are recognized as earned or received.

Short-term Investments

Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. The Company’s short-term investments generally involve large dollar amounts that turn over quickly and have short maturities.

For the years ended December 31, 2025, 2024 and 2023, cash proceeds from sales, maturities and repayments of short-term investments were $2.1 billion, $1.1 billion and $1.1 billion, respectively. For the years ended December 31, 2025, 2024 and 2023, cash payments on purchases of short-term investments were $1.6 billion, $1.7 billion and $1.4 billion, respectively.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Other Invested Assets

Other invested assets consist principally of freestanding derivatives with positive estimated fair values which are described in “— Derivatives” below.

Securities Lending Program

Securities lending transactions whereby blocks of securities are loaned to third parties, primarily brokerage firms and commercial banks, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, in net investment income.

The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company monitors the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee. The Company is liable to return to the counterparties the cash collateral received.

Funding Agreements

The Company established liabilities for funding agreements associated with the Company’s institutional spread margin business, which are equal to the unpaid principal balance, adjusted for any unamortized premium or discount. Liabilities related to funding agreements are reported in policyholder account balances.

Derivatives

Freestanding Derivatives

Freestanding derivatives are carried at estimated fair value on the Company’s balance sheet either as assets in other invested assets or as liabilities in other liabilities. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

If a derivative is not designated or did not qualify as an accounting hedge, changes in the estimated fair value of the derivative are reported in net derivative gains (losses).

The Company generally reports cash received or paid for a derivative in the investing activity section of the statement of cash flows except for cash flows of certain derivative options with deferred premiums, which are reported in the financing activity section of the statement of cash flows.

Hedge Accounting

The Company primarily designates derivatives as a hedge of a forecasted transaction or a variability of cash flows to be received or paid related to a recognized asset or liability (cash flow hedge). When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in fair value are recorded in OCI and subsequently reclassified into the statement of operations when the Company’s earnings are affected by the variability in cash flows of the hedged item.

To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument’s effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship.

The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative or hedged item expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

When hedge accounting is discontinued the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses). The changes in estimated fair value of derivatives previously recorded in OCI related to discontinued cash flow hedges are released into the statement of operations when the Company’s earnings are affected by the variability in cash flows of the hedged item. When the hedged item matures or is sold, or the forecasted transaction is not probable of occurring, the Company immediately reclassifies any remaining balances in OCI to net derivative gains (losses).

Embedded Derivatives

The Company has index-linked annuities that are directly written or assumed through reinsurance contracts that contain embedded derivatives which are required to be separated from their host contracts and reported as derivatives. Certain funds withheld arrangements associated with reinsurance may also contain embedded derivatives. See “— Insurance Contract Obligations” and “— Reinsurance” for additional information on the accounting policies for embedded derivatives.

Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

In determining the estimated fair value of the Company’s investments, fair values are based on unadjusted quoted prices for identical investments in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical investments, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the estimated fair value of investments.

Separate Accounts

Separate accounts underlying the Company’s variable life and annuity contracts are reported at fair value. Assets in separate accounts supporting the contract liabilities are legally insulated from the Company’s general account liabilities. Investments in these separate accounts are directed by the contract holder and all investment performance, net of contract fees and assessments, is passed through to the contract holder. Investment performance and the corresponding amounts credited to contract holders of such separate accounts are offset in the same line on the statements of operations.

Separate accounts that do not pass all investment performance to the contract holder, including those underlying certain index-linked annuities, are combined on a line-by-line basis with the Company’s general account assets, liabilities, revenues and expenses. The accounting for investments in these separate accounts is consistent with the methodologies described herein for similar financial instruments held in the general account.

The Company receives asset-based distribution and service fees from mutual funds available to the variable life and annuity contract holders as investment options in its separate accounts. These fees are recognized in the period in which the related services are performed and are included in other revenues.

Income Tax

The Company’s income tax provision was prepared following the modified separate return method. The modified separate return method applies the Accounting Standards Codification 740 — Income Taxes (“ASC 740”) to the standalone financial statements of each member of the consolidated group as if the member were a separate taxpayer and a standalone enterprise, after providing benefits for losses. The Company’s accounting for income taxes represents management’s best estimate of various events and transactions. Current and deferred income taxes included herein and attributable to periods up until the Company’s separation from MetLife, Inc. (together with its subsidiaries and affiliates, “MetLife”) (“Separation”) have been allocated to the Company in a manner that is systematic, rational and consistent with the asset and liability method prescribed by ASC 740.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including the jurisdiction in which the deferred tax asset was generated, the length of time that carryforward can be utilized in the various taxing jurisdictions, future taxable income exclusive of reversing temporary differences and carryforwards, future reversals of existing taxable temporary differences, taxable income in prior carryback years, tax planning strategies and the nature, frequency, and amount of cumulative financial reporting income and losses in recent years.

The Inflation Reduction Act, which was enacted in 2022, established a 15% corporate alternative minimum tax (“CAMT”) for corporations whose average annual adjusted financial statement income for any consecutive three — tax year period ending after December 31, 2021, and preceding the tax year exceeds $1.0 billion. The Company elects not to consider any future effects resulting from applicability of the CAMT when assessing the valuation allowance for regular deferred tax assets.

The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.

The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included in other liabilities and are charged to earnings in the period that such determination is made.

The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.

Litigation and Other Loss Contingencies

The Company is a party to or involved in a number of legal disputes, including litigation matters, as well as disputes or other matters involving third parties (e.g., vendors, reinsurers or tax or other authorities), and are subject in the ordinary course to a number of regulatory examinations and investigations. The Company reviews relevant information with respect to litigation and other loss contingencies related to these matters and establishes liabilities when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized as incurred.

In matters where it is not probable, but it is reasonably possible that a loss will be incurred and the amount of loss can be reasonably estimated, such losses or range of losses are disclosed, and no accrual is made. In the absence of sufficient information to support an assessment of a reasonably possible loss or range of loss, no accrual is made and no loss or range of loss is disclosed.

Other Accounting Policies

Cash and Cash Equivalents

The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at estimated fair value or amortized cost, which approximates estimated fair value.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Employee Benefit Plans

Brighthouse Services, LLC, an affiliate, sponsors qualified and non-qualified defined contribution plans, and New England Life Insurance Company (“NELICO”), an affiliate, sponsors certain frozen defined benefit pension and postretirement plans. Within its consolidated statement of operations, the Company has included expenses associated with its participants in these plans.

Adoption of New Accounting Pronouncements

Changes to GAAP are established by the Financial Accounting Standards Board (“FASB”) in the form of accounting standards updates (“ASU”) to the FASB Accounting Standards Codification. The Company considers the applicability and impact of all ASUs. Except as noted below, there were no significant ASUs adopted during the year ended December 31, 2025.

In December 2023, the FASB issued new guidance on Income Tax Disclosures (ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures). This ASU updates the required income tax disclosures to include disclosure of income taxes paid disaggregated by jurisdiction and greater disaggregation of information in the required rate reconciliation. The Company adopted this guidance during fiscal year 2025 on a retrospective basis.

Future Adoption of New Accounting Pronouncements

In November 2025, the FASB issued new guidance on financial instrument credit losses (ASU 2025-08, Financial Instruments — Credit Losses (Topic 326): Purchased Loans). Under current GAAP, an allowance for credit losses for assets purchased with credit deterioration is established by grossing up the amortized cost basis of the asset, while the allowance for all other loans is recognized separately as an expense. The ASU expands the population of purchased financial instruments subject to the gross-up approach for determining the allowance for credit losses to include all purchased loans that meet certain criteria. The ASU is effective for annual and interim periods starting with fiscal year 2027. This ASU is required to be adopted prospectively for all loans acquired on or after the effective date. The Company is currently evaluating the impact of this guidance on its financial statements.

In November 2024, the FASB issued new guidance on income statement expense disclosures (ASU 2024-03, Income Statement — Reporting Comprehensive Income — Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses). This ASU requires public companies to disclose additional disaggregated information about expenses in the notes to financial statements at each interim and annual reporting period. This ASU is effective for fiscal years starting January 1, 2027, and for interim periods starting January 1, 2028. This ASU is required to be adopted prospectively with the option of retrospective application. The Company is currently evaluating the impact of this guidance on its financial statements.

2. Segment Information

The Company is organized into and provides its products and services through the following reportable segments: Annuities; Life; Run-off; and Corporate & Other. The Company’s chief operating decision maker (“CODM”) views and manages the business through these segments.

Annuities

The Annuities segment consists of a variety of variable, fixed, index-linked and income annuities designed to address contract holders’ needs for protected wealth accumulation on a tax-deferred basis, wealth transfer and income security.

Life

The Life segment consists of insurance products, including term, universal, whole and variable life products designed to address policyholders’ needs for financial security and protected wealth transfer, which may be on a tax-advantaged basis.

Run-off

The Run-off segment consists primarily of products that are no longer actively sold and are separately managed, including ULSG, structured settlements, pension risk transfer contracts, certain company-owned life insurance policies and certain funding agreements.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. Segment Information (continued)

Corporate & Other

The Corporate & Other segment consists of activities related to funding agreements associated with the Company’s institutional spread margin business, excess capital not allocated to the other segments and interest expense related to the Company’s outstanding debt, as well as expenses associated with certain legal proceedings and income tax audit issues. The Corporate & Other segment also includes long-term care business reinsured through 100% quota share reinsurance agreements.

Financial Measure and Segment Accounting Policies

The Company’s CODM is its Chief Executive Officer (“CEO”). The CEO uses adjusted earnings to evaluate segment performance and facilitate comparisons to industry results. The Company believes the presentation of adjusted earnings, as the Company measures it for management purposes, enhances the understanding of its performance by the investor community by highlighting the results of operations and the underlying profitability drivers of the business.

Adjusted earnings, which may be positive or negative, focuses on the Company’s primary businesses by excluding the impact of market volatility, which could distort trends. Adjusted earnings was updated during the first quarter of 2025 in connection with the establishment of a trading portfolio comprised of certain fixed income securities (classified as “trading securities” under GAAP). The Company did not have trading securities prior to the first quarter of 2025.

The following items are excluded from total revenues in calculating adjusted earnings:

•	Net investment gains (losses);

•	Investment gains (losses) on trading securities measured at estimated fair value through net investment income; and

•

Net derivative gains (losses), excluding earned income and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (“Investment Hedge Adjustments”).

The following items are excluded from total expenses in calculating adjusted earnings:

•	Change in MRBs; and

•

Change in fair value of the crediting rate on experience-rated contracts and market value adjustments on institutional group annuities that are economically offset by gains (losses) on the related trading securities (“Market Value Adjustments”).

The provision for income tax related to adjusted earnings is calculated using the statutory tax rate of 21%, net of impacts related to the dividends received deduction, tax credits and current period non-recurring items.

The segment accounting policies are the same as those used to prepare the Company’s consolidated financial statements, except for the adjustments to calculate adjusted earnings described above. In addition, segment accounting policies include the methods of capital allocation described below.

Segment investment and capitalization targets are based on statutory oriented risk principles and metrics. Segment invested assets backing liabilities are based on net statutory liabilities plus excess capital, with excess capital determined based on statutory risk-based capital (“RBC”) metrics. Assets in excess of those allocated to the Annuities, Life and Run-off segments, if any, are held in the Corporate & Other segment. Segment net investment income reflects the performance of each segment’s respective invested assets.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. Segment Information (continued)

The tables below provide information about the Company’s segments, including significant segment expenses, and reconciliations to Net income (loss) attributable to Brighthouse Life Insurance Company.

	Year Ended December 31, 2025
	Annuities	Life	Run-off	Corporate & Other	Total
			(In millions)
Total revenues	$3,230	$933	$1,275	$648	$6,086
Less: Revenues excluded from adjusted earnings (1)	(1,707)	(18)	(257)	91
Less: Segment expenses:
Policyholder benefits and claims	458	667	625	—
Interest credited to policyholder account balances, excluding market value adjustments	1,416	92	236	409
Amortization of DAC and VOBA	514	50	—	—
Interest expense on debt	—	—	—	67
Other expenses (2)	1,032	180	127	203
Less: Provision for income tax expense (benefit)	289	(12)	108	(69)
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	1

Adjusted earnings (loss)	$1,228	$(26)	$436	$(54)	1,584

Adjustments for:
Net investment gains (losses)					(102)
Investment gains (losses) on trading securities					—
Net derivative gains (losses), excluding investment hedge adjustments of $0					(1,789)
Change in market risk benefits					261
Market value adjustments					(8)
Provision for income tax (expense) benefit					343

Net income (loss) attributable to Brighthouse Life Insurance Company					$289

Interest revenue	$3,049	$382	$1,152	$556

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. Segment Information (continued)

	Year Ended December 31, 2024
	Annuities	Life	Run-off	Corporate & Other	Total
			(In millions)
Total revenues	$1,500	$898	$995	$580	$3,973
Less: Revenues excluded from adjusted earnings (1)	(3,350)	(20)	(599)	(47)
Less: Segment expenses:
Policyholder benefits and claims	486	548	1,105	—
Interest credited to policyholder account balances, excluding market value adjustments	1,346	85	243	449
Amortization of DAC and VOBA	497	53	—	—
Interest expense on debt	—	—	—	67
Other expenses (2)	1,007	169	165	193
Less: Provision for income tax expense (benefit)	291	12	16	(55)
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	1

Adjusted earnings (loss)	$1,223	$51	$65	$(28)	1,311

Adjustments for:
Net investment gains (losses)					(298)
Investment gains (losses) on trading securities					—
Net derivative gains (losses), excluding investment hedge adjustments of $30					(3,718)
Change in market risk benefits					2,669
Market value adjustments					13
Provision for income tax (expense) benefit					279

Net income (loss) attributable to Brighthouse Life Insurance Company					$256

Interest revenue	$2,850	$420	$1,234	$626

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. Segment Information (continued)

	Year Ended December 31, 2023
	Annuities	Life	Run-off	Corporate & Other	Total
			(In millions)
Total revenues	$508	$987	$1,404	$506	$3,405
Less: Revenues excluded from adjusted earnings (1)	(3,932)	(26)	(239)	(70)
Less: Segment expenses:
Policyholder benefits and claims	508	609	1,301	—
Interest credited to policyholder account balances, excluding market value adjustments	1,048	79	274	388
Amortization of DAC and VOBA	507	57	—	—
Interest expense on debt	—	—	—	70
Other expenses (2)	997	182	167	209
Less: Provision for income tax expense (benefit)	257	17	(22)	(50)
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	1

Adjusted earnings (loss)	$1,123	$69	$(77)	$(42)	1,073

Adjustments for:
Net investment gains (losses)					(242)
Investment gains (losses) on trading securities					—
Net derivative gains (losses), excluding investment hedge adjustments of $105					(4,025)
Change in market risk benefits					1,497
Market value adjustments					(12)
Provision for income tax (expense) benefit					585

Net income (loss) attributable to Brighthouse Life Insurance Company					$(1,124)

Interest revenue	$2,558	$391	$1,141	$575

(1)

For each reportable segment, certain revenues are excluded from adjusted earnings (loss), including net investment gains (losses), investment gains (losses) on trading securities and net derivative gains (losses), excluding Investment Hedge Adjustments.

(2)	Other expenses include corporate expense allocations directly attributable to each of the segments.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. Segment Information (continued)

Total assets by segment were as follows at:

	December 31,
	2025	2024
	(In millions)
Annuities	$164,175	$160,887
Life	21,802	20,821
Run-off	25,470	24,894
Corporate & Other	20,539	21,989

Total	$231,986	$228,591

Total premiums, universal life and investment-type product policy fees and other revenues by major product group were as follows:

	Years Ended December 31,
	2025	2024	2023
	(In millions)
Annuity products	$1,892	$2,001	$1,890
Life insurance products	934	848	1,110
Other products	12	10	7

Total	$2,838	$2,859	$3,007

Substantially all of the Company’s premiums, universal life and investment-type product policy fees and other revenues originated in the U.S.

Revenues derived from any individual customer did not exceed 10% of premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2025, 2024 and 2023.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance Liabilities

Liability for Future Policy Benefits

Information regarding LFPBs for non-participating traditional and limited-payment contracts was as follows:

	Years Ended December 31,
	2025			2024			2023
	Term and Whole Life Insurance	Income Annuities	Structured Settlement and Pension Risk Transfer Annuities	Term and Whole Life Insurance	Income Annuities	Structured Settlement and Pension Risk Transfer Annuities	Term and Whole Life Insurance	Income Annuities	Structured Settlement and Pension Risk Transfer Annuities
	(Dollars in millions)
Present value of expected net premiums:
Balance, beginning of year	$2,758	$—	$—	$2,899	$—	$—	$2,804	$—	$—
Beginning balance at original discount rate	3,110	—	—	3,162	—	—	3,146	—	—
Effect of model refinements	3	—	—	4	—	—	—	—	—
Effect of changes in cash flow assumptions	(115)	—	—	146	—	—	206	—	—
Effect of actual variances from expected experience	(46)	—	—	8	—	—	(17)	—	—

Adjusted beginning of year balance	2,952	—	—	3,320	—	—	3,335	—	—
Issuances	14	—	—	67	—	—	93	—	—
Interest accrual	102	—	—	110	—	—	108	—	—
Net premiums collected	(363)	—	—	(387)	—	—	(374)	—	—

Ending balance at original discount rate	2,705	—	—	3,110	—	—	3,162	—	—
Effect of changes in discount rate assumptions	(243)	—	—	(352)	—	—	(263)	—	—

Balance, end of year	$2,462	$—	$—	$2,758	$—	$—	$2,899	$—	$—

Present value of expected future policy benefits:
Balance, beginning of year	$5,245	$3,728	$6,118	$5,385	$3,719	$6,697	$5,172	$3,469	$6,793
Beginning balance at original discount rate	5,908	4,121	6,876	5,905	3,993	7,085	5,816	3,848	7,410
Effect of model refinements	2	—	4	10	—	—	—	—	—
Effect of changes in cash flow assumptions	(128)	18	22	235	(23)	82	296	—	—
Effect of actual variances from expected experience	(73)	(37)	(29)	(5)	—	(10)	(15)	(21)	(47)

Adjusted beginning of year balance	5,709	4,102	6,873	6,145	3,970	7,157	6,097	3,827	7,363
Issuances	14	383	—	72	400	—	99	369	—
Interest accrual	205	156	293	213	148	305	211	139	314
Benefit payments	(482)	(410)	(531)	(522)	(397)	(586)	(502)	(342)	(592)

Ending balance at original discount rate	5,446	4,231	6,635	5,908	4,121	6,876	5,905	3,993	7,085
Effect of changes in discount rate assumptions	(462)	(284)	(626)	(663)	(393)	(758)	(520)	(274)	(388)

Balance, end of year	$4,984	$3,947	$6,009	$5,245	$3,728	$6,118	$5,385	$3,719	$6,697

Net liability for future policy benefits, end of year	$2,522	$3,947	$6,009	$2,487	$3,728	$6,118	$2,486	$3,719	$6,697
Less: Reinsurance recoverable, end of year	15	32	56	19	31	59	24	30	65

Net liability for future policy benefits, after reinsurance recoverable	$2,507	$3,915	$5,953	$2,468	$3,697	$6,059	$2,462	$3,689	$6,632

Weighted-average duration of liability	7.2 years	7.7 years	11.5 years	7.6 years	7.9 years	11.6 years	8.8 years	8.2 years	11.6 years
Weighted-average interest accretion rate	3.90%	4.14%	4.47%	3.92%	4.04%	4.46%	3.91%	3.99%	4.46%
Current discount rate	5.01%	5.14%	5.47%	5.42%	5.48%	5.64%	4.94%	4.95%	5.03%
Gross premiums or assessments recognized during period	$519	$492	$—	$563	$485	$—	$595	$472	$—
Expected future gross premiums, undiscounted	$4,959	$—	$—	$5,714	$—	$—	$5,999	$—	$—
Expected future gross premiums, discounted	$3,738	$—	$—	$4,244	$—	$—	$4,535	$—	$—
Expected future benefit payments, undiscounted	$7,284	$5,896	$12,820	$8,031	$5,759	$13,336	$8,148	$5,616	$13,767
Expected future benefit payments, discounted	$5,446	$4,231	$6,635	$5,908	$4,121	$6,876	$5,905	$3,993	$7,085

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance Liabilities (continued)

The measurement of LFPBs can be significantly impacted by changes in assumptions for policyholder behavior. As part of the 2025 and 2024 annual actuarial reviews (“AAR”), the Company updated assumptions regarding mortality and lapses for term participating and non-participating whole life insurance. The impact from changes in assumptions is presented in effect of changes in cash flow assumptions in the table above.

Information regarding the additional insurance liabilities for universal life-type contracts with secondary guarantees was as follows:

	Years Ended December 31,
	2025	2024	2023
	(Dollars in millions)
Balance, beginning of year	$8,986	$7,607	$6,935
Beginning balance before the effect of unrealized gains and losses	9,277	7,784	7,175
Effect of changes in cash flow assumptions	480	895	52
Effect of actual variances from expected experience	133	167	145

Adjusted beginning of year balance	9,890	8,846	7,372
Interest accrual	469	406	357
Net assessments collected	480	446	414
Benefit payments	(541)	(421)	(359)

Ending balance before the effect of unrealized gains and losses	10,298	9,277	7,784
Effect of unrealized gains and losses	(221)	(291)	(177)

Balance, end of year	10,077	8,986	7,607
Less: Reinsurance recoverable, end of year	1,801	1,535	1,438

Net additional liability, after reinsurance recoverable	$8,276	$7,451	$6,169

Weighted-average duration of liability	6.6 years	6.6 years	6.7 years
Weighted-average interest accretion rate	4.95%	4.94%	4.92%
Gross assessments recognized during period	$1,076	$1,083	$1,064

The measurement of liabilities for secondary guarantees can be significantly impacted by changes in assumptions for policyholder behavior, as well as the expected general account rate of return, which is driven by the Company’s assumption for long-term treasury yields. The Company’s practice of projecting treasury yields uses a mean reversion approach that assumes that long-term interest rates are less influenced by short-term fluctuations and are only changed when sustained interim deviations are expected. As part of the 2025 and 2024 AARs, the Company updated assumptions regarding policyholder behavior, including mortality, premium persistency, lapses and withdrawals. In 2025, the Company also increased the long-term general account earned rate, driven by an increase in the mean reversion rate, from 4.00% to 4.50%. The impact from changes in assumptions, excluding the effects on the ULSG liability for profits followed by losses, is presented in effect of changes in cash flow assumptions in the table above.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance Liabilities (continued)

A reconciliation of the net LFPBs for non-participating traditional and limited-payment contracts and the additional insurance liabilities for universal life-type contracts with secondary guarantees reported in the preceding rollforward tables to LFPBs on the consolidated balance sheets was as follows at:

	December 31,
	2025	2024
	(In millions)
Liabilities reported in the preceding rollforward tables	$22,555	$21,319
Long-term care insurance (1)	5,203	5,190
ULSG liabilities, including liability for profits followed by losses (2)	57	875
Participating whole life insurance (3)	3,054	2,969
Deferred profit liabilities	452	428
Other	361	304

Total liability for future policy benefits	$31,682	$31,085

(1)	Includes liabilities related to fully reinsured individual long-term care insurance. See Notes 2 and 7.

(2)	The effect of changes in assumptions for ULSG liabilities, including the liability for profits followed by losses was ($1.2) billion for the year ended December 31, 2025.

(3)

Participating whole life insurance uses an interest assumption based on the non-forfeiture interest rate, ranging from 3.5% to 4.0%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts, and also includes a liability for terminal dividends. Participating whole life insurance represented 3% of the Company’s life insurance in-force at both December 31, 2025 and 2024, and 38% and 39% of gross traditional life insurance premiums for the years ended December 31, 2025 and 2024, respectively.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance Liabilities (continued)

Policyholder Account Balances

Information regarding policyholder account balances was as follows:

	Universal Life Insurance	Variable Annuities (1)	Index-linked Annuities	Fixed Rate Annuities	ULSG	Company- Owned Life Insurance (1)
	(Dollars in millions)
Year Ended December 31, 2025
Balance, beginning of year	$2,028	$3,667	$48,605	$14,665	$4,779	$1,166
Premiums and deposits	248	50	8,396	1,225	604	—
Surrenders and withdrawals	(62)	(554)	(7,861)	(2,835)	(29)	—
Benefit payments	(47)	(89)	(365)	(365)	(87)	(10)
Net transfers from (to) separate account	18	107	—	—	—	(524)
Interest credited	89	101	756	562	154	21
Policy charges	(199)	(18)	(39)	—	(960)	(7)
Changes related to embedded derivatives	2	—	3,102	—	—	—

Balance, end of year	$2,077	$3,264	$52,594	$13,252	$4,461	$646

Weighted-average crediting rate (2)	4.35%	2.88%	1.93%	3.97%	3.33%	2.78%
Year Ended December 31, 2024
Balance, beginning of year	$1,980	$4,111	$41,627	$14,672	$5,052	$653
Premiums and deposits	229	73	8,228	1,127	645	—
Surrenders and withdrawals	(56)	(616)	(5,532)	(1,356)	(23)	—
Benefit payments	(46)	(93)	(324)	(345)	(70)	(9)
Net transfers from (to) separate account	32	102	—	—	—	500
Interest credited	82	109	673	567	163	29
Policy charges	(193)	(19)	(23)	—	(988)	(7)
Changes related to embedded derivatives	—	—	3,956	—	—	—

Balance, end of year	$2,028	$3,667	$48,605	$14,665	$4,779	$1,166

Weighted-average crediting rate (2)	4.10%	2.81%	1.79%	3.84%	3.32%	3.63%
Year Ended December 31, 2023
Balance, beginning of year	$2,100	$4,664	$33,897	$14,274	$5,307	$641
Premiums and deposits	210	75	7,183	2,694	660	—
Surrenders and withdrawals	(129)	(647)	(3,732)	(2,405)	(23)	—
Benefit payments	(59)	(101)	(240)	(377)	(85)	(8)
Net transfers from (to) separate account	18	14	—	—	—	1
Interest credited	40	129	445	486	208	28
Policy charges	(200)	(23)	(11)	—	(1,015)	(9)
Changes related to embedded derivatives	—	—	4,085	—	—	—

Balance, end of year	$1,980	$4,111	$41,627	$14,672	$5,052	$653

Weighted-average crediting rate (2)	2.03%	2.91%	1.47%	3.31%	4.02%	4.33%

(1)	Includes liabilities related to separate account products where the contract holder elected a general account investment option.
(2)	Excludes the effects of embedded derivatives related to index-linked crediting rates.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance Liabilities (continued)

A reconciliation of policyholder account balances reported in the preceding rollforward table to the liability for policyholder account balances on the consolidated balance sheets was as follows at:

	December 31,
	2025	2024
	(In millions)
Policyholder account balances reported in the preceding rollforward table	$76,294	$74,910
Funding agreements classified as investment contracts	9,502	11,002
Institutional group annuities	569	370
Other investment contract liabilities	809	880

Total policyholder account balances	$87,174	$87,162

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance Liabilities (continued)

The balance of account values by range of guaranteed minimum crediting rates and the related range of difference, in basis points, between rates being credited to policyholders and the respective guaranteed minimums was as follows at:

Range of Guaranteed Minimum Crediting Rate	At Guaranteed Minimum	1 to 50 Basis Points Above	51 to 150 Basis Points Above	Greater than 150 Basis Points Above	Total
	(In millions)
December 31, 2025
Annuities (1):
Less than 2.00%	$384	$127	$188	$8,133	$8,832
2.00% to 3.99%	6,155	497	518	327	7,497
Greater than 3.99%	740	—	—	—	740

Total	$7,279	$624	$706	$8,460	$17,069

Life insurance (2) (3):
Less than 2.00%	$—	$—	$—	$413	$413
2.00% to 3.99%	—	476	43	112	631
Greater than 3.99%	969	—	—	—	969

Total	$969	$476	$43	$525	$2,013

ULSG (3):
Less than 2.00%	$—	$—	$—	$—	$—
2.00% to 3.99%	965	1,279	1,496	222	3,962
Greater than 3.99%	484	—	—	—	484

Total	$1,449	$1,279	$1,496	$222	$4,446

December 31, 2024
Annuities (1):
Less than 2.00%	$516	$112	$230	$8,749	$9,607
2.00% to 3.99%	6,633	439	416	334	7,822
Greater than 3.99%	781	—	—	—	781

Total	$7,930	$551	$646	$9,083	$18,210

Life insurance (2) (3):
Less than 2.00%	$—	$—	$—	$308	$308
2.00% to 3.99%	—	471	47	128	646
Greater than 3.99%	1,020	—	—	—	1,020

Total	$1,020	$471	$47	$436	$1,974

ULSG (3):
Less than 2.00%	$—	$—	$—	$—	$—
2.00% to 3.99%	1,052	1,386	1,602	238	4,278
Greater than 3.99%	484	—	—	—	484

Total	$1,536	$1,386	$1,602	$238	$4,762

(1)	Includes policyholder account balances for fixed rate annuities and the fixed account portion of variable annuities.
(2)	Includes policyholder account balances for retained asset accounts, universal life policies and the fixed account portion of universal variable life insurance policies.
(3)	Amounts are gross of policy loans.

See Note 5 for information regarding net amount at risk and cash surrender values.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance Liabilities (continued)

Obligations Under Funding Agreements

Institutional Spread Margin Business

Brighthouse Life Insurance Company has issued unsecured fixed and floating rate funding agreements to certain special purpose entities that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. The Company had obligations outstanding under these funding agreements of $4.3 billion and $5.5 billion at December 31, 2025 and 2024, respectively.

Brighthouse Life Insurance Company established a secured funding agreement-backed repurchase agreement program in January 2024. Brighthouse Life Insurance Company may enter into repurchase agreements with bank counterparties and the proceeds of the repurchase agreements are then used by a special purpose entity to purchase funding agreements from Brighthouse Life Insurance Company. The Company had obligations under this program of $500 million at both December 31, 2025 and 2024.

Brighthouse Life Insurance Company has a secured funding agreement program with the Federal Home Loan Bank (“FHLB”) of Atlanta and the Federal Agricultural Mortgage Corporation and its affiliate Farmer Mac Mortgage Securities Corporation (“Farmer Mac”). Funding agreements are issued to FHLB and Farmer Mac in exchange for cash, for which these programs have been granted liens on certain assets, some of which are in their custody to collateralize the Company’s obligations under the funding agreements. Upon any event of default by the Company, the program recovery on the collateral is limited to the amount of the Company’s liabilities to FHLB and Farmer Mac, respectively. The Company had obligations outstanding under these programs of $4.7 billion and $5.0 billion at December 31, 2025 and 2024, respectively.

See Note 8 for information on invested assets pledged as collateral in connection with funding agreements.

4. Market Risk Benefits

Information regarding MRB assets and liabilities associated with variable annuities was as follows:

	Years Ended December 31,
	2025	2024	2023
	(Dollars in millions)
Balance, beginning of year	$7,250	$9,722	$9,997
Balance, beginning of year, before effect of changes in nonperformance risk	5,236	7,348	8,253
Decrements	(198)	(180)	(176)
Effect of changes in future expected assumptions	613	(53)	260
Effect of actual different from expected experience	153	140	186
Effect of changes in interest rates	194	(1,940)	(427)
Effect of changes in fund returns	(1,736)	(973)	(2,203)
Effect of changes in equity index volatility	38	75	(106)
Issuances	(4)	(4)	(7)
Effect of changes in risk margin	(69)	(72)	(34)
Aging of the block and other	1,202	895	1,602

Balance, end of year, before effect of changes in nonperformance risk	5,429	5,236	7,348
Effect of changes in nonperformance risk	1,588	2,014	2,374

Balance, end of year	7,017	7,250	9,722
Less: Reinsurance recoverable, end of year	8	17	43

Balance, end of year, net of reinsurance (1)	$7,009	$7,233	$9,679

Weighted-average attained age of contract holder	74.6 years	73.9 years	73.0 years

(1)

Amounts represent the sum of MRB assets and MRB liabilities presented on the consolidated balance sheets at December 31, 2025, 2024 and 2023, with the exception of $10 million, $21 million and $9 million, respectively, of index-linked annuity MRBs not included in this table.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

4. Market Risk Benefits (continued)

Market conditions, including, but not limited to, changes in interest rates, equity indices, market volatility and variations in actuarial assumptions, including policyholder behavior, mortality and risk margins related to non-capital markets inputs, as well as changes in nonperformance risk, may result in significant fluctuations in the estimated fair value of the guarantees. As part of the 2025 and 2024 AARs, the Company updated assumptions regarding policyholder behavior, mortality and separate account fund allocations. The impact from changes in assumptions is presented in effect of changes in future expected assumptions in the table above.

5. Separate Accounts

Separate Accounts

Information regarding separate account liabilities was as follows:

	Years Ended December 31,
	2025			2024			2023
			Company-			Company-			Company-
		Universal	Owned		Universal	Owned		Universal	Owned
	Variable	Life	Life	Variable	Life	Life	Variable	Life	Life
	Annuities	Insurance	Insurance	Annuities	Insurance	Insurance	Annuities	Insurance	Insurance
	(In millions)
Balance, beginning of year	$74,483	$2,484	$1,799	$77,086	$2,276	$2,148	$74,845	$1,970	$1,919
Premiums and deposits	974	73	—	828	80	—	762	84	—
Surrenders and withdrawals	(7,885)	(89)	(32)	(7,836)	(80)	(21)	(6,073)	(68)	(20)
Benefit payments	(1,652)	(33)	(35)	(1,511)	(25)	(22)	(1,391)	(18)	(28)
Investment performance	9,628	350	245	8,150	346	251	11,071	405	327
Policy charges	(2,001)	(80)	(63)	(2,109)	(81)	(62)	(2,098)	(78)	(58)
Net transfers from (to) general account	(107)	(18)	524	(102)	(32)	(500)	(14)	(18)	(1)
Other	(24)	—	9	(23)	—	5	(16)	(1)	9

Balance, end of year	$73,416	$2,687	$2,447	$74,483	$2,484	$1,799	$77,086	$2,276	$2,148

A reconciliation of separate account liabilities reported in the preceding rollforward table to the separate account liabilities balance on the consolidated balance sheets was as follows at:

	December 31,
	2025	2024
	(In millions)
Separate account liabilities reported in the preceding rollforward table	$78,550	$78,766
Variable income annuities	249	217
Pension risk transfer annuities	26	23

Total separate account liabilities	$78,825	$79,006

The aggregate estimated fair value of assets, by major investment asset category, supporting separate accounts was as follows at:

	December 31,
	2025	2024
	(In millions)
Equity securities	$78,611	$78,793
Fixed maturity securities	211	207
Cash and cash equivalents	—	2
Other assets	3	4

Total aggregate estimated fair value of assets	$78,825	$79,006

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

5. Separate Accounts (continued)

Net Amount at Risk and Cash Surrender Values

Information regarding the net amount at risk and cash surrender value for insurance products was as follows at:

	Universal		Index-			Company-
	Life	Variable	linked	Fixed Rate		Owned Life
	Insurance	Annuities	Annuities	Annuities	ULSG	Insurance
	(In millions)
December 31, 2025
Account balances reported in the preceding rollforward tables:
Policyholder account balances	$2,077	$3,264	$52,594	$13,252	$4,461	$646
Separate account liabilities	2,687	73,416	—	—	—	2,447

Total account balances	$4,764	$76,680	$52,594	$13,252	$4,461	$3,093

Net amount at risk	$19,904	$11,864	N/A	N/A	$61,647	$2,603
Cash surrender value	$4,553	$76,347	$52,999	$13,275	$4,074	$2,891
December 31, 2024
Account balances reported in the preceding rollforward tables:
Policyholder account balances	$2,028	$3,667	$48,605	$14,665	$4,779	$1,166
Separate account liabilities	2,484	74,483	—	—	—	1,799

Total account balances	$4,512	$78,150	$48,605	$14,665	$4,779	$2,965

Net amount at risk	$20,958	$12,757	N/A	N/A	$63,580	$2,649
Cash surrender value	$4,303	$77,761	$47,013	$14,361	$4,316	$2,134
December 31, 2023
Account balances reported in the preceding rollforward tables:
Policyholder account balances	$1,980	$4,111	$41,627	$14,672	$5,052	$653
Separate account liabilities	2,276	77,086	—	—	—	2,148

Total account balances	$4,256	$81,197	$41,627	$14,672	$5,052	$2,801

Net amount at risk	$22,214	$13,156	N/A	N/A	$65,299	$2,644
Cash surrender value	$4,049	$80,756	$39,270	$14,068	$4,498	$2,579

Products may contain both separate account and general account fund options; accordingly, net amount at risk and cash surrender value reported in the table above relate to the total account balance for each respective product grouping.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles

Deferred Policy Acquisition Costs and Value of Business Acquired

See Note 1 for a description of capitalized acquisition costs.

Information regarding DAC and VOBA was as follows:

				Term and
	Variable	Fixed Rate	Index-linked	Whole Life	Universal Life
	Annuities	Annuities	Annuities	Insurance	Insurance
	(In millions)
DAC:
Balance at January 1, 2023	$2,414	$107	$1,213	$347	$115
Capitalization	36	14	344	2	13
Amortization	(233)	(11)	(225)	(43)	(9)

Balance at December 31, 2023	2,217	110	1,332	306	119
Capitalization	39	8	373	4	13
Amortization	(216)	(3)	(243)	(39)	(10)

Balance at December 31, 2024	2,040	115	1,462	271	122
Capitalization	46	7	394	(2)	21
Amortization	(205)	(2)	(275)	(38)	(8)

Balance at December 31, 2025	$1,881	$120	$1,581	$231	$135

VOBA:
Balance at January 1, 2023	$341	$65	$—	$5	$35
Amortization	(32)	(6)	—	(1)	(4)

Balance at December 31, 2023	309	59	—	4	31
Amortization	(30)	(4)	—	(1)	(4)

Balance at December 31, 2024	279	55	—	3	27
Amortization	(28)	(4)	—	—	(4)

Balance at December 31, 2025	$251	$51	$—	$3	$23

Total DAC and VOBA:
Balance at December 31, 2025	$2,132	$171	$1,581	$234	$158

Balance at December 31, 2024	$2,319	$170	$1,462	$274	$149

Balance at December 31, 2023	$2,526	$169	$1,332	$310	$150

Deferred Sales Inducements

Information regarding DSI, included in other assets, was as follows:

	December 31,
	2025		2024		2023
	Variable	Fixed Rate	Variable	Fixed Rate	Variable	Fixed Rate
	Annuities	Annuities	Annuities	Annuities	Annuities	Annuities
	(In millions)
Balance, beginning of year	$189	$6	$209	$8	$233	$9
Capitalization	—	—	1	—	1	—
Amortization	(20)	(1)	(21)	(2)	(25)	(1)

Balance, end of year	$169	$5	$189	$6	$209	$8

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles (continued)

Unearned Revenue

Information regarding unearned revenue, included in other policy-related balances, was as follows:

	December 31,
	2025			2024			2023
	Universal			Universal			Universal
	Life		Variable	Life		Variable	Life		Variable
	Insurance	ULSG	Annuities	Insurance	ULSG	Annuities	Insurance	ULSG	Annuities
	(In millions)
Balance, beginning of year	$190	$715	$59	$167	$612	$66	$143	$488	$73
Capitalization	38	154	—	34	166	—	35	174	—
Amortization	(13)	(76)	(6)	(11)	(63)	(7)	(11)	(50)	(7)

Balance, end of year	$215	$793	$53	$190	$715	$59	$167	$612	$66

7. Reinsurance

The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by NELICO, as well as former affiliated and unaffiliated companies. The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 8.

Annuities and Life

For annuities, the Company reinsures portions of the living and death benefit guarantees issued in connection with certain variable annuities to unaffiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The value of MRBs on the ceded risk is determined using a methodology consistent with the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer. The Company also assumes 100% of the living and death benefit guarantees issued in connection with certain variable annuities issued by NELICO. The Company cedes certain fixed rate annuities to unaffiliated third-party reinsurers and assumes certain index-linked annuities from an unaffiliated third-party insurer. These reinsurance arrangements are structured on a coinsurance basis and are reported as deposit accounting.

For its life products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case-by-case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company also reinsures 90% of the risk associated with participating whole life policies to a former affiliate and assumes certain term life policies and universal life policies with secondary death benefit guarantees issued by a former affiliate. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

Corporate & Other

The Company reinsures, through 100% quota share reinsurance agreements, certain run-off long-term care and workers’ compensation business written by the Company. At December 31, 2025, the Company had $5.5 billion of reinsurance recoverables associated with its reinsured long-term care business. The reinsurer has established trust accounts for the Company’s benefit to secure their obligations under the reinsurance agreements. Additionally, the Company is indemnified for losses and certain other payment obligations it might incur with respect to such reinsured long-term care insurance business.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Reinsurance (continued)

Catastrophe Coverage

The Company has exposure to catastrophes which could contribute to significant fluctuations in the Company’s results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

Reinsurance Recoverables

The Company reinsures its business through a diversified group of primarily highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers and monitors ratings and the financial strength of its reinsurers. In addition, the reinsurance recoverable balance due from each reinsurer and the recoverability of such balance is evaluated as part of this overall monitoring process.

The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at both December 31, 2025 and 2024 were not significant. The Company had $6.3 billion and $6.1 billion of unsecured reinsurance recoverable balances with third-party reinsurers at December 31, 2025 and 2024, respectively.

The Company records an allowance for credit losses which is a valuation account that reduces reinsurance recoverable balances to present the net amount expected to be collected from reinsurers. When assessing the creditworthiness of the Company’s reinsurance recoverable balances, beyond the analysis of individual claims disputes, the Company considers the financial strength of its reinsurers using public ratings and ratings reports, current existing credit enhancements to reinsurance agreements and the statutory and GAAP financial statements of the reinsurers. Impairments are then determined based on probable and estimable defaults. The Company had an allowance for credit losses of $3 million on its reinsurance recoverable balances at both December 31, 2025 and 2024.

At December 31, 2025, the Company had $19.6 billion of net ceded reinsurance recoverables with third-party reinsurers. Of this total, $16.4 billion, or 84%, were with the Company’s five largest ceded reinsurers, including $3.8 billion of net ceded reinsurance recoverables which were unsecured. At December 31, 2024, the Company had $19.6 billion of net ceded reinsurance recoverables with third-party reinsurers. Of this total, $16.9 billion, or 86%, were with the Company’s five largest ceded reinsurers, including $4.3 billion of net ceded reinsurance recoverables which were unsecured.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Reinsurance (continued)

The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

	Years Ended December 31,
	2025	2024	2023
	(In millions)
Premiums
Direct premiums	$1,235	$1,367	$1,458
Reinsurance assumed	18	20	20
Reinsurance ceded	(571)	(628)	(667)

Net premiums	$682	$759	$811

Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees	$2,376	$2,440	$2,402
Reinsurance assumed	51	52	48
Reinsurance ceded	(749)	(891)	(672)

Net universal life and investment-type product policy fees	$1,678	$1,601	$1,778

Other revenues
Direct other revenues	$201	$209	$202
Reinsurance assumed	3	4	3
Reinsurance ceded	274	286	213

Net other revenues	$478	$499	$418

Policyholder benefits and claims
Direct policyholder benefits and claims	$3,639	$3,772	$3,608
Reinsurance assumed	122	94	123
Reinsurance ceded	(2,011)	(1,727)	(1,313)

Net policyholder benefits and claims	$1,750	$2,139	$2,418

Change in market risk benefits
Direct change in market risk benefits	$(252)	$(2,597)	$(1,436)
Reinsurance assumed	(22)	(105)	(92)
Reinsurance ceded	13	33	31

Net change in market risk benefits	$(261)	$(2,669)	$(1,497)

Other expenses
Direct other expenses	$1,601	$1,572	$1,625
Reinsurance assumed	11	21	25
Reinsurance ceded	(3)	8	(25)

Net other expenses	$1,609	$1,601	$1,625

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Reinsurance (continued)

The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

	December 31,
	2025				2024
				Total				Total
				Balance				Balance
	Direct	Assumed	Ceded	Sheet	Direct	Assumed	Ceded	Sheet
	(In millions)
Assets
Premiums, reinsurance and other receivables (net of allowance for credit losses)	$264	$29	$20,945	$21,238	$340	$32	$20,437	$20,809
Market risk benefit assets	$1,052	$—	$8	$1,060	$1,075	$—	$17	$1,092
Liabilities
Future policy benefits	$31,511	$171	$—	$31,682	$30,925	$160	$—	$31,085
Policyholder account balances	$83,760	$3,414	$—	$87,174	$83,019	$4,143	$—	$87,162
Market risk benefit liabilities	$7,864	$215	$—	$8,079	$8,095	$251	$—	$8,346
Other policy-related balances	$2,180	$1,535	$—	$3,715	$2,109	$1,568	$—	$3,677
Other liabilities	$6,707	$(5)	$2,183	$8,885	$6,774	$9	$1,677	$8,460

Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $7.9 billion and $8.4 billion at December 31, 2025 and 2024, respectively. The deposit liabilities on reinsurance were $3.3 billion and $3.9 billion at December 31, 2025 and 2024, respectively.

Related Party Reinsurance Transactions

Information regarding the significant effects of assumed reinsurance with NELICO included on the consolidated statements of operations was as follows:

	Years Ended December 31,
	2025	2024	2023
	(In millions)
Premiums	$9	$8	$6
Universal life and investment-type product policy fees	$(1)	$(1)	$(1)
Other revenues	$1	$1	$1
Policyholder benefits and claims	$16	$14	$39
Change in market risk benefits	$(19)	$(112)	$(92)
Other expenses	$(11)	$(3)	$—

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Reinsurance (continued)

Information regarding the significant effects of assumed reinsurance with NELICO included on the consolidated balance sheets was as follows at:

	December 31,
	2025	2024
	(In millions)
Assets
Premiums, reinsurance and other receivables (net of allowance for credit losses)	$31	$32
Liabilities
Future policy benefits	$59	$51
Market risk benefit liabilities	$201	$235
Other policy-related balances	$18	$14
Other liabilities	$(21)	$(16)

Related party reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. There were no deposit assets on related party reinsurance at both December 31, 2025 and 2024. The deposit liabilities on related party reinsurance were $81 million and $97 million at December 31, 2025 and 2024, respectively.

8. Investments

See Note 1 for a description of the Company’s accounting policies for investments and Note 10 for information about the fair value hierarchy for investments and the related valuation methodologies.

Fixed Maturity Securities Available-For-Sale

Fixed Maturity Securities by Sector

Fixed maturity securities by sector were as follows at:

	December 31, 2025					December 31, 2024
		Allowance			Estimated		Allowance			Estimated
	Amortized	for Credit	Gross Unrealized		Fair	Amortized	for Credit	Gross Unrealized		Fair
	Cost	Losses	Gains	Losses	Value	Cost	Losses	Gains	Losses	Value
	(In millions)
U.S. corporate	$41,030	$27	$437	$3,031	$38,409	$40,437	$47	$212	$3,865	$36,737
Foreign corporate	12,311	31	145	991	11,434	13,203	26	53	1,468	11,762
RMBS	8,967	3	83	571	8,476	8,056	4	45	867	7,230
U.S. government and agency	6,942	—	104	601	6,445	7,112	—	39	691	6,460
ABS	6,054	—	33	56	6,031	6,348	—	33	75	6,306
CMBS	6,009	1	14	222	5,800	6,702	2	7	415	6,292
State and political subdivision	3,620	—	100	297	3,423	3,671	—	78	367	3,382
Foreign government	974	—	35	67	942	1,036	—	24	100	960

Total fixed maturity securities	$85,907	$62	$951	$5,836	$80,960	$86,565	$79	$491	$7,848	$79,129

The Company held non-income producing fixed maturity securities with an estimated fair value of $14 million and $30 million at December 31, 2025 and 2024, respectively.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Maturities of Fixed Maturity Securities

The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at December 31, 2025:

	Due in One Year or Less	Due After One Year Through Five Years	Due After Five Years Through Ten Years	Due After Ten Years	Structured Securities	Total Fixed Maturity Securities
			(In millions)
Amortized cost	$4,873	$19,360	$13,015	$27,629	$21,030	$85,907
Estimated fair value	$4,848	$19,128	$12,647	$24,030	$20,307	$80,960

Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. Structured Securities are shown separately, as they are not due at a single maturity.

Continuous Gross Unrealized Losses for Fixed Maturity Securities by Sector

The estimated fair value and gross unrealized losses of fixed maturity securities in an unrealized loss position, by sector and by length of time that the securities have been in a continuous unrealized loss position, were as follows at:

	December 31, 2025				December 31, 2024
	Less than 12 Months		12 Months or Greater		Less than 12 Months		12 Months or Greater
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
				(Dollars in millions)
U.S. corporate	$4,126	$394	$18,777	$2,637	$10,758	$719	$17,329	$3,146
Foreign corporate	1,380	179	5,203	812	3,269	351	5,502	1,117
RMBS	822	48	4,338	523	1,227	82	4,624	785
U.S. government and agency	587	10	2,229	591	2,384	116	1,858	575
ABS	513	2	749	54	717	10	1,076	65
CMBS	323	3	4,227	219	1,326	90	4,338	325
State and political subdivision	251	7	1,777	290	871	63	1,435	304
Foreign government	54	5	560	62	273	29	433	71

Total fixed maturity securities	$8,056	$648	$37,860	$5,188	$20,825	$1,460	$36,595	$6,388

Total number of securities in an unrealized loss position	1,313		5,035		3,356		5,195

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Allowance for Credit Losses for Fixed Maturity Securities

Evaluation and Measurement Methodologies

For fixed maturity securities in an unrealized loss position, management first assesses whether the Company intends to sell, or whether it is more likely than not it will be required to sell the security before recovery of its amortized cost basis. If either of the criteria regarding intent or requirement to sell is met, the security’s amortized cost basis is written down to estimated fair value through net investment gains (losses). For fixed maturity securities that do not meet the aforementioned criteria, management evaluates whether the decline in estimated fair value has resulted from credit losses or other factors.

Inherent in management’s evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the allowance for credit loss evaluation process include, but are not limited to: (i) the extent to which estimated fair value is less than amortized cost; (ii) any changes to the rating of the security by a rating agency; (iii) adverse conditions specifically related to the security, industry or geographic area; and (iv) payment structure of the fixed maturity security and the likelihood of the issuer being able to make payments in the future or the issuer’s failure to make scheduled interest and principal payments. If this assessment indicates that a credit loss exists, the present value of cash flows expected to be collected from the security are compared to the amortized cost basis of the security. If the present value of cash flows expected to be collected is less than the amortized cost basis, a credit loss is deemed to exist and an allowance for credit losses is recorded, limited by the amount that the estimated fair value is less than the amortized cost basis, with a corresponding charge to net investment gains (losses). Any unrealized losses that have not been recorded through an allowance for credit losses are recognized in OCI.

Once a security specific allowance for credit losses is established, the present value of cash flows expected to be collected from the security continues to be reassessed. Any changes in the security specific allowance for credit losses are recorded as a provision for (or reversal of) credit loss expense in net investment gains (losses).

Fixed maturity securities are also evaluated to determine whether any amounts have become uncollectible. When all, or a portion, of a security is deemed uncollectible, the uncollectible portion is written-off with an adjustment to amortized cost and a corresponding reduction to the allowance for credit losses.

Accrued interest receivables are presented separate from the amortized cost basis of fixed maturity securities. An allowance for credit losses is not estimated on an accrued interest receivable, rather receivable balances 90-days past due are deemed uncollectible and are written off with a corresponding reduction to net investment income. The accrued interest receivable on fixed maturity securities totaled $663 million and $665 million at December 31, 2025 and 2024, respectively, and is included in accrued investment income.

Fixed maturity securities are also evaluated to determine if they qualify as purchased financial assets with credit deterioration (“PCD”). To determine if the credit deterioration experienced since origination is more than insignificant, both (i) the extent of the credit deterioration and (ii) any rating agency downgrades are evaluated. For securities categorized as PCD assets, the present value of cash flows expected to be collected from the security are compared to the par value of the security. If the present value of cash flows expected to be collected is less than the par value, credit losses are embedded in the purchase price of the PCD asset. In this situation, both an allowance for credit losses and amortized cost gross-up is recorded, limited by the amount that the estimated fair value is less than the grossed-up amortized cost basis. Any difference between the purchase price and the present value of cash flows is amortized or accreted into net investment income over the life of the PCD asset. Any subsequent PCD asset allowance for credit losses is evaluated in a manner similar to the process described above for fixed maturity securities.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Current Period Evaluation

Based on the Company’s current evaluation of its fixed maturity securities in an unrealized loss position and the current intent or requirement to sell, the Company recorded an allowance for credit losses of $62 million, relating to 19 securities, at December 31, 2025. Management concluded that for all other fixed maturity securities in an unrealized loss position, the unrealized loss was not due to issuer-specific credit-related factors and as a result was recognized in OCI. Where unrealized losses have not been recognized into income, it is primarily because the securities’ bond issuer(s) are of high credit quality, management does not intend to sell and it is likely that management will not be required to sell the securities prior to their anticipated recovery, and the decline in estimated fair value is largely due to changes in interest rates and non-issuer specific credit spreads. These issuers continued to make timely principal and interest payments and the estimated fair value is expected to recover as the securities approach maturity.

Rollforward of the Allowance for Credit Losses for Fixed Maturity Securities by Sector

The changes in the allowance for credit losses for fixed maturity securities by sector were as follows:

	U.S. Corporate	Foreign Corporate	RMBS	CMBS	Total
	(In millions)
Balance at December 31, 2023	$15	$—	$4	$2	$21
Allowance on securities where credit losses were not previously recorded	29	26	1	—	56
Reductions for securities sold	—	—	—	—	—
Change in allowance on securities with an allowance recorded in a previous period	3	—	(1)	—	2
Write-offs charged against allowance (1)	—	—	—	—	—

Balance at December 31, 2024	47	26	4	2	79
Allowance on securities where credit losses were not previously recorded	4	—	—	—	4
Reductions for securities sold	(4)	—	—	(1)	(5)
Change in allowance on securities with an allowance recorded in a previous period	7	5	(1)	—	11
Write-offs charged against allowance (1)	(27)	—	—	—	(27)

Balance at December 31, 2025	$27	$31	$3	$1	$62

(1)	The Company recorded total write-offs of $33 million and $12 million for the years ended December 31, 2025 and 2024, respectively.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Mortgage Loans

Mortgage Loans by Portfolio Segment

Mortgage loans are summarized as follows at:

	December 31,
	2025		2024
	Carrying Value	% of Total	Carrying Value	% of Total
		(Dollars in millions)
Commercial	$12,319	54.2%	$13,326	57.3%
Agricultural	4,631	20.4	4,563	19.6
Residential	5,976	26.3	5,543	23.8

Total mortgage loans (1)	22,926	100.9	23,432	100.7
Allowance for credit losses	(200)	(0.9)	(178)	(0.7)

Total mortgage loans, net	$22,726	100.0%	$23,254	100.0%

(1)

Purchases of mortgage loans from third parties were $1.2 billion and $1.0 billion for the years ended December 31, 2025 and 2024, respectively, and were primarily comprised of residential mortgage loans.

Allowance for Credit Losses for Mortgage Loans

Evaluation and Measurement Methodologies

The allowance for credit losses is a valuation account that is deducted from the mortgage loan’s amortized cost basis to present the net amount expected to be collected on the mortgage loan. The loan balance, or a portion of the loan balance, is written-off against the allowance when management believes this amount is uncollectible.

Accrued interest receivables are presented separate from the amortized cost basis of mortgage loans. An allowance for credit losses is generally not estimated on an accrued interest receivable, rather when a loan is placed in nonaccrual status the associated accrued interest receivable balance is written off with a corresponding reduction to net investment income. The accrued interest receivable on mortgage loans is included in accrued investment income and totaled $132 million at both December 31, 2025 and 2024.

The allowance for credit losses is estimated using relevant available information, from internal and external sources, relating to past events, current conditions, and a reasonable and supportable forecast. Historical credit loss experience provides the basis for estimating expected credit losses. Adjustments to historical loss information are made for differences in current loan-specific risk characteristics and environmental conditions. A reasonable and supportable forecast period of two years is used with an input reversion period of one year.

Mortgage loans are evaluated in each of the three portfolio segments to determine the allowance for credit losses. The loan-level loss rates are determined using individual loan terms and characteristics, risk pools/internal ratings, national economic forecasts, prepayment speeds, and estimated default and loss severity. The resulting loss rates are applied to the mortgage loan’s amortized cost to generate an allowance for credit losses. In certain situations, the allowance for credit losses is measured as the difference between the loan’s amortized cost and liquidation value of the collateral. These situations include collateral dependent loans, modifications, foreclosure probable loans, and loans with dissimilar risk characteristics.

Mortgage loans are also evaluated to determine if they qualify as PCD assets. To determine if the credit deterioration experienced since origination is more than insignificant, the extent of credit deterioration is evaluated. All re-performing/ modified loan (“RPL”) pools purchased after December 31, 2019 are determined to have been acquired with evidence of more than insignificant credit deterioration since origination and are classified as PCD assets. RPLs are pools of residential mortgage loans acquired at a discount or premium which have both credit and non-credit components.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

For PCD mortgage loans, the allowance for credit losses is determined using a similar methodology described above, except the loss-rate is determined at the pool level instead of the individual loan level. The initial allowance for credit losses, determined on a collective basis, is then allocated to the individual loans. The initial amortized cost of the loan is grossed-up to reflect the sum of the loan’s purchase price and allowance for credit losses. The difference between the grossed-up amortized cost basis and the par value of the loan is a non-credit discount or premium, which is accreted or amortized into net investment income over the remaining life of the loan. Any subsequent PCD mortgage loan allowance for credit losses is evaluated in a manner similar to the process described above for each of the three portfolio segments.

Rollforward of the Allowance for Credit Losses for Mortgage Loans by Portfolio Segment

The changes in the allowance for credit losses by portfolio segment were as follows:

	Commercial	Agricultural	Residential	Total
	(In millions)
Balance at December 31, 2023	$69	$19	$49	$137
Current period provision	50	11	(7)	54
Charge-offs, net of recoveries	(13)	—	—	(13)

Balance at December 31, 2024	106	30	42	178
Current period provision	76	2	4	82
Charge-offs, net of recoveries	(48)	(12)	—	(60)

Balance at December 31, 2025	$134	$20	$46	$200

Credit Quality of Mortgage Loans by Portfolio Segment

The amortized cost of mortgage loans by year of origination and credit quality indicator was as follows at:

	2025	2024	2023	2022	2021	Prior	Total
	(In millions)
December 31, 2025
Commercial mortgage loans
Loan-to-value ratios:
Less than 65%	$423	$668	$157	$483	$1,713	$2,903	$6,347
65% to 75%	262	180	—	583	651	717	2,393
76% to 80%	9	—	—	205	287	605	1,106
Greater than 80%	36	—	—	661	244	1,532	2,473

Total commercial mortgage loans	730	848	157	1,932	2,895	5,757	12,319

Agricultural mortgage loans
Loan-to-value ratios:
Less than 65%	415	341	190	558	1,048	1,798	4,350
65% to 75%	43	—	17	97	100	18	275
76% to 80%	—	—	—	—	—	3	3
Greater than 80%	—	—	—	—	3	—	3

Total agricultural mortgage loans	458	341	207	655	1,151	1,819	4,631

Residential mortgage loans
Performing	873	622	168	1,146	1,505	1,554	5,868
Nonperforming	—	—	—	45	22	41	108

Total residential mortgage loans	873	622	168	1,191	1,527	1,595	5,976

Total	$2,061	$1,811	$532	$3,778	$5,573	$9,171	$22,926

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

	2024	2023	2022	2021	2020	Prior	Total
				(In millions)
December 31, 2024
Commercial mortgage loans
Loan-to-value ratios:
Less than 65%	$640	$199	$279	$1,850	$196	$2,844	$6,008
65% to 75%	208	—	1,022	713	62	1,171	3,176
76% to 80%	—	—	117	201	174	601	1,093
Greater than 80%	—	—	972	388	—	1,689	3,049

Total commercial mortgage loans	848	199	2,390	3,152	432	6,305	13,326

Agricultural mortgage loans
Loan-to-value ratios:
Less than 65%	408	203	594	1,073	400	1,632	4,310
65% to 75%	—	18	80	113	6	19	236
76% to 80%	—	—	—	—	1	—	1
Greater than 80%	—	—	—	—	—	16	16

Total agricultural mortgage loans	408	221	674	1,186	407	1,667	4,563

Residential mortgage loans
Performing	586	222	1,268	1,640	146	1,563	5,425
Nonperforming	1	—	44	21	1	51	118

Total residential mortgage loans	587	222	1,312	1,661	147	1,614	5,543

Total	$1,843	$642	$4,376	$5,999	$986	$9,586	$23,432

The loan-to-value ratio is a measure commonly used to assess the quality of commercial and agricultural mortgage loans. The loan-to-value ratio compares the amount of the loan to the estimated fair value of the underlying property collateralizing the loan and is commonly expressed as a percentage. A loan-to-value ratio less than 100% indicates an excess of collateral value over the loan amount. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. Performing status is a measure commonly used to assess the quality of residential mortgage loans. A loan is considered performing when the borrower makes consistent and timely payments.

The amortized cost of commercial mortgage loans by debt-service coverage ratio was as follows at:

	December 31,
	2025		2024
	Amortized	% of	Amortized	% of
	Cost	Total	Cost	Total
	(Dollars in millions)
Debt-service coverage ratios:
Greater than 1.20x	$11,154	90.5%	$12,029	90.3%
1.00x - 1.20x	738	6.0	801	6.0
Less than 1.00x	427	3.5	496	3.7

Total	$12,319	100.0%	$13,326	100.0%

The debt-service coverage ratio compares a property’s net operating income to its debt-service payments. Debt-service coverage ratios less than 1.00 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A debt-service coverage ratio greater than 1.00 times indicates an excess of net operating income over the debt-service payments.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Past Due Mortgage Loans by Portfolio Segment

The Company has a high-quality, well-performing mortgage loan portfolio, with 99% of all mortgage loans classified as performing at both December 31, 2025 and 2024. Delinquency is defined consistent with industry practice, when mortgage loans are past due as follows: commercial and residential mortgage loans — 60 days; and agricultural mortgage loans — 90 days.

The aging of the amortized cost of past due mortgage loans by portfolio segment was as follows at:

	December 31,
	2025				2024
	Commercial	Agricultural	Residential	Total	Commercial	Agricultural	Residential	Total
	(In millions)
Current	$12,212	$4,623	$5,865	$22,700	$13,206	$4,538	$5,423	$23,167
30-59 days past due	47	—	3	50	—	—	2	2
60-89 days past due	—	—	31	31	—	—	36	36
90-179 days past due	49	—	28	77	21	9	36	66
180+ days past due	11	8	49	68	99	16	46	161

Total	$12,319	$4,631	$5,976	$22,926	$13,326	$4,563	$5,543	$23,432

Mortgage Loans in Nonaccrual Status by Portfolio Segment

Mortgage loans are placed in a nonaccrual status if there are concerns regarding collectability of future payments or the loan is past due, unless the past due loan is well collateralized.

The amortized cost of mortgage loans in a nonaccrual status by portfolio segment was as follows at:

	Commercial	Agricultural	Residential (1)	Total
	(In millions)
December 31, 2025	$220	$5	$108	$333
December 31, 2024	$120	$25	$118	$263

(1)	The Company had $54 million and $3 million of mortgage loans in nonaccrual status for which there was no related allowance for credit losses at December 31, 2025 and 2024, respectively.

Current period investment income on mortgage loans in nonaccrual status was $9 million and $6 million for the years ended December 31, 2025 and 2024, respectively.

Modified Mortgage Loans by Portfolio Segment

Under certain circumstances, modifications are granted to mortgage loans. Generally, the types of concessions may include interest rate reduction, term extension, principal forgiveness, or a combination of all three.

The Company did not have a significant amount of commercial mortgage loans modified during the year ended December 31, 2025. The Company had $386 million of commercial mortgage loans modified under a term extension which represented 2% of the carrying value of total mortgage loans at December 31, 2024. The Company did not have a significant amount of agricultural and residential mortgage loans modified during both years ended December 31, 2025 and 2024.

Other Invested Assets

Over 75% of other invested assets is comprised of freestanding derivatives with positive estimated fair values. See Note 9 for information about freestanding derivatives with positive estimated fair values. Other invested assets also includes the Company’s investment in company-owned life insurance, FHLB stock, leveraged leases and tax credit and renewable energy partnerships.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Leveraged Leases

The carrying value of leveraged leases was $60 million at both December 31, 2025 and 2024. The allowance for credit losses was less than $1 million at both December 31, 2025 and 2024. Rental receivables are generally due in periodic installments. The payment periods for leveraged leases generally range from one to seven years. For rental receivables, the primary credit quality indicator is whether the rental receivable is performing or nonperforming, which is assessed monthly. Nonperforming rental receivables are generally defined as those that are 90 days or more past due. At both December 31, 2025 and 2024, all leveraged leases were performing.

Net Unrealized Investment Gains (Losses)

Unrealized investment gains (losses) on fixed maturity securities, and the effect on future policy benefits that would result from the realization of the unrealized gains (losses), are included in net unrealized investment gains (losses) in accumulated other comprehensive income (loss) (“AOCI”).

The components of net unrealized investment gains (losses), included in AOCI, were as follows at:

	Years Ended December 31,
	2025	2024	2023
	(In millions)
Fixed maturity securities	$(4,885)	$(7,357)	$(6,023)
Derivatives	219	460	344
Other	(8)	(7)	(7)

Subtotal	(4,674)	(6,904)	(5,686)

Amounts allocated from:
Future policy benefits	571	977	696
Deferred income tax benefit (expense)	862	1,245	1,048

Net unrealized investment gains (losses)	$(3,241)	$(4,682)	$(3,942)

The changes in net unrealized investment gains (losses) were as follows:

	Years Ended December 31,
	2025	2024	2023
	(In millions)
Balance at January 1,	$(4,682)	$(3,942)	$(5,545)
Unrealized investment gains (losses) during the year	2,230	(1,218)	2,325
Unrealized investment gains (losses) relating to:
Future policy benefits	(406)	281	(296)
Deferred income tax benefit (expense)	(383)	197	(426)

Balance at December 31,	$(3,241)	$(4,682)	$(3,942)

Change in net unrealized investment gains (losses)	$1,441	$(740)	$1,603

Concentrations of Credit Risk

There were no investments in any counterparty that were greater than 10% of the Company’s equity, other than the U.S. government and its agencies, at both December 31, 2025 and 2024.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Securities Lending

Elements of the securities lending program are presented below at:

	December 31,
	2025	2024
	(In millions)
Securities on loan: (1)
Amortized cost	$3,550	$3,582
Estimated fair value	$3,141	$3,127
Cash collateral received from counterparties (2)	$3,225	$3,210
Reinvestment portfolio — estimated fair value	$3,352	$3,217

(1)	Included in fixed maturity securities.
(2)	Included in payables for collateral under securities loaned and other transactions.

The cash collateral liability by loaned security type and remaining tenor of the agreements were as follows at:

	December 31, 2025				December 31, 2024
	Open (1)	1 Month or Less	1 to 6 Months	Total	Open (1)	1 Month or Less	1 to 6 Months	Total
	(In millions)
U.S. government and agency	$417	$663	$1,777	$2,857	$490	$1,467	$886	$2,843
U.S. corporate	48	256	—	304	—	248	—	248
Foreign corporate	15	47	—	62	—	105	—	105
Foreign government	—	2	—	2	—	14	—	14

Total	$480	$968	$1,777	$3,225	$490	$1,834	$886	$3,210

(1)	The related loaned security could be returned to the Company on the next business day which would require the Company to immediately return the cash collateral.

If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell securities to meet the return obligation, it may have difficulty selling such collateral that is invested in securities in a timely manner, be forced to sell securities in a volatile or illiquid market for less than what otherwise would have been realized in normal market conditions, or both. The estimated fair value of the securities on loan related to the cash collateral on open at December 31, 2025 was $466 million, primarily comprised of U.S. government and agency securities which, if put back to the Company, could be immediately sold to satisfy the cash requirement.

The reinvestment portfolio acquired with the cash collateral consisted principally of fixed maturity securities (including agency RMBS, ABS, U.S. government and agency securities, U.S. and foreign corporate securities, non-agency RMBS and CMBS) with 50% invested in agency RMBS, U.S. government and agency securities and cash and cash equivalents at December 31, 2025. If the securities on loan or the reinvestment portfolio become less liquid, the Company has the liquidity resources of most of its general account available to meet any potential cash demands when securities on loan are put back to the Company.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Invested Assets on Deposit, Held in Trust and Pledged as Collateral

Invested assets on deposit, held in trust and pledged as collateral at estimated fair value were as follows at:

	December 31,
	2025	2024
	(In millions)
Invested assets on deposit (regulatory deposits) (1)	$6,570	$6,246
Invested assets held in trust (reinsurance agreements) (2)	7,268	8,226
Invested assets pledged as collateral (3)	10,794	12,471

Total invested assets on deposit, held in trust and pledged as collateral	$24,632	$26,943

(1)

The Company has assets, primarily fixed maturity securities, on deposit with governmental authorities relating to certain policyholder liabilities, of which $126 million and $68 million of the assets on deposit represents restricted cash and cash equivalents at December 31, 2025 and 2024, respectively.

(2)

The Company has assets, primarily fixed maturity securities, held in trust relating to certain reinsurance transactions, of which $328 million and $332 million of the assets held in trust balance represents restricted cash and cash equivalents at December 31, 2025 and 2024, respectively.

(3)	The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 3) and derivative transactions (see Note 9).

See “— Securities Lending” for information regarding securities on loan. In addition, the Company’s investment in FHLB common stock, which is considered restricted until redeemed by the issuer, was $218 million and $222 million at redemption value at December 31, 2025 and 2024, respectively.

Collectively Significant Equity Method Investments

The Company holds investments in limited partnerships and LLCs consisting of leveraged buy-out funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $4.7 billion at December 31, 2025. The Company’s maximum exposure to loss related to these equity method investments is the carrying value of these investments plus unfunded commitments of $1.1 billion at December 31, 2025. The Company’s investments in limited partnerships and LLCs are generally of a passive nature in that the Company does not participate in the management of the entities.

As described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method investments exceeded 10% of the Company’s consolidated pre-tax income (loss) for each of the years ended December 31, 2025, 2024 and 2023. This aggregated summarized financial data does not represent the Company’s proportionate share of the assets, liabilities or earnings of such entities.

The aggregated summarized financial data presented below reflects the latest available financial information and is as of and for the years ended December 31, 2025, 2024 and 2023. Aggregate total assets of these entities totaled $822.2 billion and $903.8 billion at December 31, 2025 and 2024, respectively. Aggregate total liabilities of these entities totaled $76.2 billion and $78.5 billion at December 31, 2025 and 2024, respectively. Aggregate net income (loss) of these entities totaled $53.1 billion, $60.1 billion and $24.8 billion for the years ended December 31, 2025, 2024 and 2023, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Variable Interest Entities

A variable interest entity (“VIE”) is a legal entity that does not have sufficient equity at risk to finance its activities or is structured such that equity investors lack the ability to make significant decisions relating to the entity’s operations through voting rights or do not substantively participate in the gains and losses of the entity.

The Company enters into various arrangements with VIEs in the normal course of business and has invested in legal entities that are VIEs. VIEs are consolidated when it is determined that the Company is the primary beneficiary. A primary beneficiary is the variable interest holder in a VIE with both (i) the power to direct the activities of the VIE that most significantly impact the economic performance of the VIE and (ii) the obligation to absorb losses or the right to receive benefits that could potentially be significant to the VIE. In addition, the evaluation of whether a legal entity is a VIE and if the Company is a primary beneficiary includes a review of the capital structure of the VIE, the related contractual relationships and terms, the nature of the operations and purpose of the VIE, the nature of the VIE interests issued and the Company’s involvement with the entity.

There were no material VIEs for which the Company has concluded that it is the primary beneficiary at either December 31, 2025 or 2024.

The carrying amount and maximum exposure to loss related to the VIEs for which the Company has concluded that it holds a variable interest, but is not the primary beneficiary, were as follows at:

	December 31,
	2025		2024
	Carrying Amount	Maximum Exposure to Loss	Carrying Amount	Maximum Exposure to Loss
		(In millions)
Fixed maturity securities	$13,020	$13,614	$14,248	$15,330
Limited partnerships and LLCs	4,275	5,231	4,223	5,265

Total	$17,295	$18,845	$18,471	$20,595

The Company’s investments in unconsolidated VIEs are described below.

Fixed Maturity Securities

The Company invests in U.S. corporate bonds, foreign corporate bonds and Structured Securities issued by VIEs. The Company is not obligated to provide any financial or other support to these VIEs, other than the original investment. The Company’s involvement with these entities is limited to that of a passive investor. The Company has no unilateral right to appoint or remove the servicer, special servicer, or investment manager, which are generally viewed as having the power to direct the activities that most significantly impact the economic performance of the VIE, nor does the Company function in any of these roles. The Company does not have the obligation to absorb losses or the right to receive benefits from the entity that could potentially be significant to the entity; as a result, the Company has determined it is not the primary beneficiary, or consolidator, of the VIE. The Company’s maximum exposure to loss on these fixed maturity securities is limited to the amortized cost of these investments. See “— Fixed Maturity Securities Available-For-Sale” for information on these securities.

Limited Partnerships and LLCs

The Company holds investments in certain limited partnerships and LLCs which are VIEs. These ventures include limited partnerships, LLCs, private equity funds, and, to a lesser extent, tax credit and renewable energy partnerships. The Company is not considered the primary beneficiary, or consolidator, when its involvement takes the form of a limited partner interest and is restricted to a role of a passive investor, as a limited partner’s interest does not provide the Company with any substantive kick-out or participating rights, nor does it provide the Company with the power to direct the activities of the fund. The Company’s maximum exposure to loss on these investments is limited to: (i) the amount invested in debt or equity of the VIE and (ii) commitments to the VIE, as described in Note 15.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Net Investment Income

The components of net investment income were as follows:

	Years Ended December 31,
	2025	2024	2023
		(In millions)
Investment income:
Fixed maturity securities	$3,664	$3,708	$3,481
Trading securities (1)	23	—	—
Equity securities	1	3	2
Mortgage loans	1,023	1,000	957
Policy loans	48	48	45
Limited partnerships and LLCs (2)	372	357	167
Cash, cash equivalents and short-term investments	233	225	181
Other	110	104	84

Total investment income	5,474	5,445	4,917
Less: Investment expenses	335	345	357

Net investment income	$5,139	$5,100	$4,560

(1)

Investment gains (losses) were less than ($1) million related to trading securities still held for the year ended December 31, 2025. There were no investment gains (losses) related to trading securities still held for the years ended December 31, 2024 and 2023.

(2)	Includes net investment income pertaining to other limited partnership interests of $332 million, $367 million and $186 million for the years ended December 31, 2025, 2024 and 2023, respectively.

Net Investment Gains (Losses)

Components of Net Investment Gains (Losses)

The components of net investment gains (losses) were as follows:

	Years Ended December 31,
	2025	2024	2023
		(In millions)
Fixed maturity securities	$(88)	$(243)	$(214)
Equity securities	(1)	(12)	(1)
Mortgage loans	(83)	(55)	(24)
Limited partnerships and LLCs	2	(2)	(1)
Other (1)	68	14	(2)

Total net investment gains (losses) (2)	$(102)	$(298)	$(242)

(1)	In July 2025, the Company sold a subsidiary which owned certain mineral rights across the U.S. and recognized a gain of $66 million for the year ended December 31, 2025.
(2)

Gains (losses) from foreign currency transactions included within net investment gains (losses) were not significant for the year ended December 31, 2025 and were ($1) million for both years ended December 31, 2024 and 2023.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Sales or Disposals of Fixed Maturity Securities

Investment gains and losses on sales of securities are determined on a specific identification basis. Proceeds from sales or disposals of fixed maturity securities and the components of fixed maturity securities net investment gains (losses) were as follows:

	Years Ended December 31,
	2025	2024	2023
		(In millions)
Proceeds	$1,435	$3,436	$2,223

Gross investment gains	$9	$20	$15
Gross investment losses	(80)	(193)	(206)

Net investment gains (losses)	$(71)	$(173)	$(191)

9. Derivatives

Accounting for Derivatives

See Note 1 for a description of the Company’s accounting policies for derivatives and Note 10 for information about the fair value hierarchy for derivatives and the related valuation methodologies.

Derivative Strategies

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize its exposure to various market risks, including interest rate, foreign currency exchange rate, credit and equity market. The Company has historically managed the risks related to its variable annuity and first generation Shield Annuity contracts on a combined basis. In the third quarter of 2025, the Company completed an initiative that established a standalone hedging program for each product allowing the Company to separately manage the risks related to these two products.

Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Certain of the Company’s OTC derivatives are cleared and settled through central clearing counterparties (“OTC-cleared”), while others are bilateral contracts between two counterparties (“OTC-bilateral”).

Interest Rate Derivatives

The Company uses derivatives to manage its exposure to changes in interest rate risk from its product liabilities and invested assets. The most significant types of derivative instruments used for hedging interest rate risk are as follows: Interest rate swaps: The Company uses interest rate swaps to manage interest rate risk in both qualified cash flow and non-qualifying hedging relationships. In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount.

Interest rate swaptions: The Company uses interest rate swaptions to manage interest rate risk in non-qualifying hedging relationships. A swaption is an option to enter into a swap with a forward starting effective date. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. Interest rate swaptions are included in interest rate options.

Interest rate forwards: The Company uses interest rate forwards to manage interest rate risk in both qualified cash flow and non-qualifying hedging relationships. An interest rate forward is an agreement between parties to exchange a future settlement amount based on a predetermined notional amount and forward interest rate.

Foreign Currency Exchange Rate Derivatives

Foreign currency swaps: The Company uses foreign currency swaps to convert foreign currency denominated cash flows to U.S. dollars to reduce cash flow fluctuations due to changes in currency exchange rates. Foreign currency swaps are used in cash flow and non-qualifying hedging relationships.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Derivatives (continued)

Foreign currency forwards: The Company uses foreign currency forwards to hedge currency exposure on its invested assets. Foreign currency forwards are used in non-qualifying hedging relationships.

Credit Derivatives

Credit default swaps: The Company uses credit default swaps to create synthetic credit investments to replicate credit exposure that is more economically attractive than what is available in the market or otherwise unavailable (written credit protection). Credit default swaps are used in non-qualifying hedging relationships.

Credit default swaptions: The Company uses credit default swaptions to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. Swaptions are used to create callable bonds from replication synthetic asset transaction (“RSAT”) positions. This enhances the income of the RSAT program through earned premiums while not changing the credit profile of the RSATs. Credit default swaptions are used in non-qualifying hedging relationships.

Equity Market Derivatives

The Company uses derivatives to manage its exposure to equity markets from its product liabilities. The most significant types of derivative instruments used for hedging equity market risk are as follows:

Equity total return swaps: The Company uses equity total return swaps in non-qualifying hedge relationships to manage equity risks related to variable and index-linked annuities. Total return swaps are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and a floating rate, calculated by reference to an agreed notional amount.

Equity index options: The Company uses equity index options to manage equity risks related to variable and index-linked annuities in non-qualifying hedging relationships. In an equity index option transaction, the Company enters into contracts to buy or sell the equity index within a limited time at a contracted price. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Derivatives (continued)

Primary Risks Managed by Derivatives

The primary underlying risk exposure, gross notional amount and estimated fair value of derivatives, excluding embedded derivatives, held were as follows at:

	Primary Underlying Risk Exposure	December 31,
		2025			2024
		Gross Notional Amount	Estimated Fair Value		Gross Notional Amount	Estimated Fair Value
			Assets	Liabilities		Assets	Liabilities
				(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Interest rate swaps	Interest rate	$500	$—	$4	$500	$9	$—
Foreign currency swaps	Foreign currency exchange rate	3,731	266	84	3,778	430	25

Total qualifying hedges		4,231	266	88	4,278	439	25

Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate swaps	Interest rate	18,366	152	253	69,303	131	444
Interest rate floors	Interest rate	8,000	1	48	8,000	1	30
Interest rate caps	Interest rate	6,100	5	16	7,850	14	14
Interest rate futures	Interest rate	—	—	—	171	—	—
Interest rate options	Interest rate	26,800	12	444	23,060	11	371
Interest rate forwards	Interest rate	23,598	127	1,317	16,352	121	1,876
Foreign currency swaps	Foreign currency exchange rate	587	75	4	674	111	—
Foreign currency forwards	Foreign currency exchange rate	303	1	—	304	6	—
Credit default swaps — written	Credit	468	11	—	780	19	—
Equity futures	Equity market	1,414	6	4	316	—	1
Equity index options	Equity market	69,495	4,530	1,362	39,897	1,722	1,041
Equity total return swaps	Equity market	145,209	1,585	1,698	106,301	1,543	1,446

Total non-designated or non-qualifying derivatives		300,340	6,505	5,146	273,008	3,679	5,223

Total		$304,571	$6,771	$5,234	$277,286	$4,118	$5,248

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Derivatives (continued)

The amount and location of gains (losses), including earned income, recognized for derivatives and gains (losses) pertaining to hedged items reported in net derivative gains (losses) were as follows:

	Year Ended December 31, 2025
	Net Derivative	Net Derivative			Amount of Gains
	Gains (Losses)	Gains (Losses)		Policyholder	(Losses)
	Recognized for	Recognized for	Net Investment	Benefits and	Deferred in
	Derivatives	Hedged Items	Income	Claims	AOCI
	(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Interest rate	$3	$—	$3	$4	$(12)
Foreign currency exchange rate	—	—	42	—	(223)

Total cash flow hedges	3	—	45	4	(235)

Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate	(181)	—	—	—	—
Foreign currency exchange rate	(60)	11	—	—	—
Credit	11	—	—	—	—
Equity market	1,515	—	—	—	—
Embedded	(3,088)	—	—	—	—

Total non-qualifying hedges	(1,803)	11	—	—	—

Total	$(1,800)	$11	$45	$4	$(235)

	Year Ended December 31, 2024
	Net Derivative	Net Derivative			Amount of Gains
	Gains (Losses)	Gains (Losses)		Policyholder	(Losses)
	Recognized for	Recognized for	Net Investment	Benefits and	Deferred in
	Derivatives	Hedged Items	Income	Claims	AOCI
	(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Interest rate	$2	$—	$3	$8	$9
Foreign currency exchange rate	13	(10)	50	—	125

Total cash flow hedges	15	(10)	53	8	134

Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate	(1,690)	—	—	—	—
Foreign currency exchange rate.	48	(9)	—	—	—
Credit	14	—	—	—	—
Equity market	1,894	—	—	—	—
Embedded	(3,950)	—	—	—	—

Total non-qualifying hedges	(3,684)	(9)	—	—	—

Total	$(3,669)	$(19)	$53	$8	$134

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Derivatives (continued)

	Year Ended December 31, 2023
	Net Derivative	Net Derivative			Amount of Gains
	Gains (Losses)	Gains (Losses)		Policyholder	(Losses)
	Recognized for	Recognized for	Net Investment	Benefits and	Deferred in
	Derivatives	Hedged Items	Income	Claims	AOCI
	(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Interest rate	$1	$—	$3	$—	$(1)
Foreign currency exchange rate	7	(8)	51	—	(272)

Total cash flow hedges	8	(8)	54	—	(273)

Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate	(384)	—	—	—	—
Foreign currency exchange rate	(40)	2	—	—	—
Credit	32	—	—	—	—
Equity market	570	—	—	—	—
Embedded	(4,100)	—	—	—	—

Total non-qualifying hedges	(3,922)	2	—	—	—

Total	$(3,914)	$(6)	$54	$—	$(273)

At December 31, 2025 and 2024, the Company held no qualified derivatives hedging exposure to future cash flows for forecasted asset purchases.

At December 31, 2025 and 2024, the balance in AOCI associated with cash flow hedges was $219 million and $460 million, respectively.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Derivatives (continued)

Credit Derivatives

In connection with synthetically created credit investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation.

The estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps were as follows at:

	December 31,
	2025			2024
Rating Agency Designation of Referenced Credit Obligations (1)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
	(Dollars in millions)
Aaa/Aa/A	$2	$94	1.8	$2	$100	2.7
Baa	8	350	5.0	7	300	4.5
Ba	1	24	1.0	10	376	4.8
Caa and Lower	—	—	0.0	—	4	1.0

Total	$11	$468	4.1	$19	$780	4.4

(1)

The Company has written credit protection on index references. The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody’s, S&P and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.

Counterparty Credit Risk

The Company may be exposed to credit-related losses in the event of counterparty nonperformance on derivative instruments. Generally, the credit exposure is the fair value at the reporting date less any collateral received from the counterparty.

The Company manages its credit risk by: (i) entering into derivative transactions with creditworthy counterparties governed by master netting agreements; (ii) trading through regulated exchanges and central clearing counterparties; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single party credit exposures which are subject to periodic management review.

See Note 10 for a description of the impact of credit risk on the valuation of derivatives.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Derivatives (continued)

The estimated fair values of net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

	Gross Amount Recognized	Gross Amounts Not Offset on the Consolidated Balance Sheets		Net Amount	Securities Collateral Received/ Pledged (3)	Net Amount After Securities Collateral
		Financial Instruments (1)	Collateral Received/ Pledged (2)
	(In millions)
December 31, 2025
Derivative assets	$6,568	$(3,861)	$(1,374)	$1,333	$(1,330)	$3
Derivative liabilities	$5,099	$(3,861)	$—	$1,238	$(1,238)	$—
December 31, 2024
Derivative assets	$4,122	$(3,039)	$(524)	$559	$(558)	$1
Derivative liabilities	$5,353	$(3,039)	$—	$2,314	$(2,306)	$8

(1)	Represents amounts subject to an enforceable master netting agreement or similar agreement.
(2)	The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreement.
(3)

Securities collateral received from counterparties is not reported on the consolidated balance sheets and may not be sold or re-pledged unless the counterparty is in default. Amounts do not include excess of collateral pledged or received.

The Company’s collateral arrangements generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the amount owed by that counterparty reaches a minimum transfer amount. Certain of these arrangements also include credit-contingent provisions which permit the party with positive fair value to terminate the derivative at the current fair value or demand immediate full collateralization from the party in a net liability position, in the event that the financial strength or credit rating of the party in a net liability position falls below a certain level.

The aggregate estimated fair values of derivatives in a net liability position containing such credit-contingent provisions and the aggregate estimated fair value of assets posted as collateral for such instruments were as follows at:

	December 31,
	2025	2024
	(In millions)
Estimated fair value of derivatives in a net liability position (1)	$1,238	$2,314
Estimated fair value of collateral provided (2):
Fixed maturity securities	$3,685	$4,883

(1)	After taking into consideration the existence of netting agreements.
(2)

Substantially all of the Company’s collateral arrangements provide for daily posting of collateral for the full value of the derivative contract. As a result, if the credit-contingent provisions of derivative contracts in a net liability position were triggered, minimal additional assets would be required to be posted as collateral or needed to settle the instruments immediately. Additionally, the Company is required to pledge initial margin for certain new OTC-bilateral derivative transactions to third-party custodians.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value

When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1

Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

Level 2

Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3

Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

Recurring Fair Value Measurements

The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy are presented in the tables below. Investments that do not have a readily determinable fair value and are measured at net asset value (or equivalent) as a practical expedient to estimated fair value are excluded from the fair value hierarchy.

	December 31, 2025
	Fair Value Hierarchy
				Total Estimated
	Level 1	Level 2	Level 3	Fair Value
	(In millions)
Assets
Fixed maturity securities:
U.S. corporate	$—	$37,769	$640	$38,409
Foreign corporate	—	11,276	158	11,434
RMBS	—	8,452	24	8,476
U.S. government and agency	2,249	4,196	—	6,445
ABS	—	5,786	245	6,031
CMBS	—	5,800	—	5,800
State and political subdivision	—	3,423	—	3,423
Foreign government	—	918	24	942

Total fixed maturity securities	2,249	77,620	1,091	80,960

Trading securities	87	419	—	506
Equity securities	12	5	6	23
Short-term investments	559	103	6	668
Derivative assets: (1)
Interest rate	—	297	—	297
Foreign currency exchange rate	—	338	4	342
Credit	—	9	2	11
Equity market	6	6,115	—	6,121

Total derivative assets	6	6,759	6	6,771

Embedded derivatives on index-linked annuities (2)	—	—	79	79
Market risk benefit assets	—	—	1,060	1,060
Separate account assets	10	78,815	—	78,825

Total assets	$2,923	$163,721	$2,248	$168,892

Liabilities
Market risk benefit liabilities	$—	$—	$8,079	$8,079
Derivative liabilities: (1)
Interest rate	—	2,082	—	2,082
Foreign currency exchange rate	—	88	—	88
Equity market	4	3,060	—	3,064

Total derivative liabilities	4	5,230	—	5,234

Embedded derivatives on index-linked annuities (2)	—	—	12,406	12,406

Total liabilities	$4	$5,230	$20,485	$25,719

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

	December 31, 2024
	Fair Value Hierarchy
				Total Estimated
	Level 1	Level 2	Level 3	Fair Value
	(In millions)
Assets
Fixed maturity securities:
U.S. corporate	$—	$36,041	$696	$36,737
Foreign corporate	—	11,366	396	11,762
RMBS	—	7,213	17	7,230
U.S. government and agency	2,514	3,946	—	6,460
ABS	—	5,984	322	6,306
CMBS	—	6,266	26	6,292
State and political subdivision	—	3,382	—	3,382
Foreign government	—	939	21	960

Total fixed maturity securities	2,514	75,137	1,478	79,129

Trading securities	—	—	—	—
Equity securities	11	6	15	32
Short-term investments	916	239	2	1,157
Derivative assets: (1)
Interest rate	—	287	—	287
Foreign currency exchange rate	—	540	7	547
Credit	—	17	2	19
Equity market	—	3,265	—	3,265

Total derivative assets	—	4,109	9	4,118

Embedded derivatives on index-linked annuities (2)	—	—	47	47
Market risk benefit assets	—	—	1,092	1,092
Separate account assets	3	79,003	—	79,006

Total assets	$3,444	$158,494	$2,643	$164,581

Liabilities
Market risk benefit liabilities	$—	$—	$8,346	$8,346
Derivative liabilities: (1)
Interest rate	—	2,735	—	2,735
Foreign currency exchange rate	—	25	—	25
Equity market	1	2,487	—	2,488

Total derivative liabilities	1	5,247	—	5,248

Embedded derivatives on index-linked annuities (2)	—	—	11,540	11,540

Total liabilities	$1	$5,247	$19,886	$25,134

(1)

Derivative assets are reported in other invested assets and derivative liabilities are reported in other liabilities. The amounts are presented gross in the tables above to reflect the presentation on the consolidated balance sheets.

(2)

Embedded derivative assets on index-linked annuities are reported in premiums and other receivables. Embedded derivative liabilities on index-linked annuities are reported in policyholder account balances.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

Valuation Controls and Procedures

The Company monitors and provides oversight of valuation controls and policies for securities, mortgage loans and derivatives, which are primarily executed by its valuation service providers. The valuation methodologies used to determine fair values prioritize the use of observable market prices and market-based parameters and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. The valuation methodologies for securities, mortgage loans and derivatives are reviewed on an ongoing basis and revised when necessary. In addition, the Chief Accounting Officer periodically reports to the Audit Committee of BHF’s Board of Directors regarding compliance with fair value accounting standards.

The fair value of financial assets and financial liabilities is based on quoted market prices, where available. Prices received are assessed to determine if they represent a reasonable estimate of fair value. Several controls are performed, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, reviewing the bid/ ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The process includes a determination of the observability of inputs used in estimated fair values received from independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. Independent non-binding broker quotes, also referred to herein as “consensus pricing,” are used for a non-significant portion of the portfolio. Prices received from independent brokers are assessed to determine if they represent a reasonable estimate of fair value by considering such pricing relative to the current market dynamics and current pricing for similar financial instruments.

A formal process is also applied to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained. If obtaining an independent non-binding broker quotation is unsuccessful, the last available price will be used.

Additional controls are performed, such as balance sheet analytics to assess reasonableness of period-to-period pricing changes, including any price adjustments. Price adjustments are applied if prices or quotes received from independent pricing services or brokers are not considered reflective of market activity or representative of estimated fair value. The Company did not have significant price adjustments during the year ended December 31, 2025.

Determination of Fair Value

Fixed Maturity Securities

The fair values for actively traded marketable bonds designated as available-for-sale or trading securities, primarily U.S. government and agency securities, are determined using the quoted market prices and are classified as Level 1 assets. For securities classified as Level 2 assets, fair values are determined using either a market or income approach and are valued based on a variety of observable inputs as described below.

U.S. corporate and foreign corporate securities: Fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, benchmark yields, spreads off benchmark yields, new issuances, issuer rating, trades of identical or comparable securities, or duration. Privately-placed securities are valued using the additional key inputs: market yield curve, call provisions, observable prices and spreads for similar public or private securities that incorporate the credit quality and industry sector of the issuer, and delta spread adjustments to reflect specific credit-related issues.

U.S. government and agency, state and political subdivision and foreign government securities: Fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, benchmark U.S. Treasury yield or other yields, spread off the U.S. Treasury yield curve for the identical security, issuer ratings and issuer spreads, broker-dealer quotes, and comparable securities that are actively traded.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

Structured Securities: Fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, ratings, geographic region, weighted average coupon and weighted average maturity, average delinquency rates and debt-service coverage ratios. Other issuance-specific information is also used, including, but not limited to, collateral type, structure of the security, vintage of the loans, payment terms of the underlying asset, payment priority within tranche, and deal performance.

Equity Securities and Short-term Investments

The fair value for actively traded equity securities and short-term investments are determined using quoted market prices and are classified as Level 1 assets. For financial instruments classified as Level 2 assets, fair values are determined using a market approach and are valued based on a variety of observable inputs as described below.

Equity securities and short-term investments: Fair value is determined using third-party commercial pricing services, with the primary input being quoted prices in markets that are not active.

Derivatives

The fair values for exchange-traded derivatives are determined using the quoted market prices and are classified as Level 1 assets or liabilities. For OTC-bilateral derivatives and OTC-cleared derivatives classified as Level 2 assets or liabilities, fair values are determined using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models which are based on market standard valuation methodologies and a variety of observable inputs.

The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company’s derivatives and could materially affect net income.

The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company’s ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

Market Risk Benefits

MRBs principally include guaranteed minimum benefits on variable annuity contracts including benefits reinsured related to these guarantees.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

The estimated fair value of variable annuity guarantees accounted for as MRBs is determined based on the present value of projected future benefits less the present value of projected future fees attributable to the guarantees. At policy inception, the Company determines an attributed fee ratio by solving for a percentage of projected future rider fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. To the extent the rider fees are insufficient, the Company may also include fees related to mortality and expense charges in the attributed fee ratio, provided the total fees included in the calculation do not exceed total contract fees and assessments collected from the contract holder. Any additional fees not included in the attributed fee ratio are considered revenue and reported in universal life and investment-type product policy fees. The attributed fee ratio is not updated in subsequent periods.

The Company updates the estimated fair value of variable annuity guarantees in subsequent periods by projecting future benefits using capital markets inputs and actuarial assumptions including expectations of policyholder behavior. A risk neutral valuation methodology is used to project the cash flows from the guarantees under multiple capital markets scenarios. The reported estimated fair value is then determined by taking the present value of these cash flows using a discount rate that incorporates a spread over the risk-free rate to reflect the Company’s nonperformance risk and adding a risk margin.

The valuation of MRBs includes an adjustment for the risk that the Company fails to satisfy its obligations, which is referred to as nonperformance risk. The nonperformance risk adjustment is captured as an additional spread applied to the risk-free rate in determining the rate to discount the cash flows of the liability. The spread over the risk-free rate is based on the Company’s creditworthiness taking into consideration publicly available information relating to spreads in the secondary market for Brighthouse Financial’s debt. These observable spreads are then adjusted, as necessary, to reflect the financial strength ratings of the issuing insurance subsidiaries as compared to the credit rating of Brighthouse Financial.

Risk margins are established to capture the non-capital markets risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties in certain actuarial assumptions. The establishment of risk margins requires the use of significant actuarial judgment, including assumptions of the amount needed to cover the guarantees.

Actuarial assumptions are reviewed at least annually, and if they change significantly, the estimated fair value is adjusted through net income. Capital market inputs used in the measurement of variable annuity guarantees are updated quarterly through net income, except for the change attributable to the Company’s nonperformance risk, which is reported in OCI.

Embedded Derivatives

Embedded derivatives include crediting rates associated with index-linked annuity contracts. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

The crediting rates associated with these features are embedded derivatives which are measured at estimated fair value separately from the host fixed annuity contract. These embedded derivatives are classified within policyholder account balances on the consolidated balance sheets.

The estimated fair value of crediting rates associated with index-linked annuities is determined using a combination of an option pricing model and an option-budget approach. The valuation of these embedded derivatives also includes the establishment of a risk margin, as well as changes in nonperformance risk.

Actuarial assumptions including policyholder behavior and expectations for renewals at the end of the term period are reviewed at least annually, and if they change significantly, the estimated fair value is adjusted through net income. Capital market inputs used in the measurement of crediting rate embedded derivatives are updated quarterly through net income.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

Transfers Into or Out of Level 3:

Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

Certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) were as follows at:

Impact of
			December 31, 2025	December 31, 2024	Increase in Input
	Valuation	Significant			on Estimated Fair
	Techniques	Unobservable Inputs	Range	Range	Value
Market Risk Benefits
Variable annuity guaranteed minimum benefits	• Discounted cash flows	• Mortality rates	0.04% - 12.90%	0.04% - 12.90%	Decrease (1)
		• Lapse rates	1.00% - 15.90%	1.00% - 20.20%	Decrease (2)
		• Utilization rates	0.00% - 25.00%	0.00% - 25.00%	Increase (3)
		• Withdrawal rates	0.00% - 10.00%	0.00% - 10.00%	(4)
		• Long-term equity volatilities	11.56% - 33.62%	12.22% - 37.04%	Increase (5)
		• Nonperformance risk spread	0.45% - 1.02%	0.20% - 1.19%	Decrease (6)
Embedded Derivatives
Registered index-linked annuity crediting rates	• Option pricing techniques	• Mortality rates	0.03% - 7.86%	0.03% - 7.86%	Decrease (1)
		• Lapse rates	0.40% - 75.00%	1.00% - 62.30%	Decrease (2)
		• Withdrawal rates	0.50% - 14.90%	0.50% - 13.00%	(4)
		• Nonperformance risk spread	0.37% - 1.80%	0.30% - 1.63%	Decrease (6)

(1)

Mortality rates vary by age and by demographic characteristics such as gender. The range shown reflects the mortality rate for policyholders between 35 and 90 years old. Mortality rate assumptions are set based on company experience and include an assumption for mortality improvement.

(2)

The lapse rate range reflects base lapse rates for major product categories for duration 1-20. Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. For variable annuity guarantees, a dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in-the-money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies.

(3)

The utilization rate assumption for variable annuity guarantees estimates the percentage of contract holders with a GMIB or lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible in a given year. The range shown represents the floor and cap of the GMIB dynamic election rates across varying levels of in-the-money. For lifetime withdrawal guarantee riders, the assumption is that everyone will begin withdrawals once account value reaches zero which is equivalent to a 100% utilization rate. Utilization rates may vary by the type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract’s withdrawal history and by the age of the policyholder.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

(4)

The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. For variable annuity GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease) in the estimated fair value of the guarantees. For variable annuity GMABs and GMIBs, any increase (decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.

(5)

Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing MRBs.

(6)	Nonperformance risk spread varies by duration. For any given contract, multiple nonperformance risk spreads will apply,

depending on the duration of the cash flow being discounted for purposes of valuing the MRB or embedded derivative.

The Company does not develop unobservable inputs used in measuring fair value for all other assets and liabilities classified within Level 3; therefore, these are not included in the table above. The other Level 3 assets and liabilities primarily included fixed maturity securities and derivatives. For fixed maturity securities valued based on non-binding broker quotes, an increase (decrease) in credit spreads would result in a (lower) higher fair value. For derivatives valued based on third-party pricing models, an increase (decrease) in credit spreads would generally result in a (lower) higher fair value.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

The changes in assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (excluding MRBs disclosed in Note 4) were summarized as follows:

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Fixed Maturity Securities
							Embedded
						Net	Derivatives on
		Structured	Foreign	Equity	Short-term	Derivatives	Index-Linked
	Corporate (1)	Securities	Government	Securities	Investments	(2)	Annuities
	(In millions)
Balance, January 1, 2024	$1,320	$380	$36	$25	$—	$18	$(8,186)
Total realized/unrealized gains (losses) included in net income (loss) (3) (4)	(67)	1	—	(10)	—	1	(3,951)
Total realized/unrealized gains (losses) included in AOCI	2	3	—	—	—	—	—
Purchases (5)	323	137	—	—	2	—	—
Sales (5)	(239)	(87)	—	—	—	—	—
Issuances (5)	—	—	—	—	—	—	—
Settlements (5)	—	—	—	—	—	(4)	644
Transfers into Level 3 (6)	53	—	—	—	—	—	—
Transfers out of Level 3 (6)	(300)	(69)	(15)	—	—	(6)	—

Balance, December 31, 2024	1,092	365	21	15	2	9	(11,493)
Total realized/unrealized gains (losses) included in net income (loss) (3) (4)	(13)	3	—	(1)	—	(1)	(3,090)
Total realized/unrealized gains (losses) included in AOCI	20	(7)	3	—	—	(1)	—
Purchases (5)	292	78	—	—	6	—	—
Sales (5)	(235)	(109)	—	(8)	(2)	—	—
Issuances (5)	—	—	—	—	—	—	—
Settlements (5)	—	—	—	—	—	—	2,256
Transfers into Level 3 (6)	4	—	—	—	—	—	—
Transfers out of Level 3 (6)	(362)	(61)	—	—	—	(1)	—

Balance, December 31, 2025	$798	$269	$24	$6	$6	$6	$(12,327)

Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2023 (7)	$(11)	$—	$—	$(2)	$—	$(5)	$(4,513)

Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2024 (7)	$(59)	$—	$—	$—	$—	$1	$(4,687)

Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2025 (7)	$(9)	$—	$—	$—	$—	$(1)	$(4,282)

Changes in unrealized gains (losses) included in OCI for the instruments still held as of December 31, 2023 (7)	$11	$4	$3	$—	$—	$(3)	$—

Changes in unrealized gains (losses) included in OCI for the instruments still held as of December 31, 2024 (7)	$(33)	$—	$—	$—	$—	$—	$—

Changes in unrealized gains (losses) included in OCI for the instruments still held as of December 31, 2025 (7)	$17	$(7)	$3	$—	$—	$—	$—

Gains (Losses) Data for the year ended December 31, 2023:
Total realized/unrealized gains (losses) included in net income (loss) (3) (4)	$(11)	$—	$—	$(3)	$—	$(6)	$(4,097)
Total realized/unrealized gains (losses) included in AOCI	$28	$5	$3	$—	$—	$(3)	$—

(1)	Comprised of U.S. and foreign corporate securities.
(2)	Freestanding derivative assets and liabilities are reported net for purposes of the rollforward.
(3)

Amortization of premium/accretion of discount is included in net investment income. Changes in the allowance for credit losses and direct write-offs are charged to net income (loss) on securities are included in net investment gains (losses).

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

Lapses associated with net embedded derivatives are included in net derivative gains (losses). Substantially all realized/ unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).
(4)	Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.
(5)	Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.
(6)

Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and out of Level 3 in the same period are excluded from the rollforward.

(7)

Changes in unrealized gains (losses) included in net income (loss) for fixed maturities are reported in either net investment income or net investment gains (losses). Substantially all changes in unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).

Fair Value of Financial Instruments Carried at Other Than Fair Value

The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income and payables for collateral under securities loaned and other transactions. The estimated fair value of the excluded financial instruments, which are primarily classified in Level 2, approximates carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. All remaining balance sheet amounts excluded from the tables below are not considered financial instruments subject to this disclosure.

The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

	December 31, 2025
		Fair Value Hierarchy
					Total
	Carrying				Estimated
	Value	Level 1	Level 2	Level 3	Fair Value
	(In millions)
Assets
Mortgage loans	$22,726	$—	$—	$21,705	$21,705
Policy loans	$1,047	$—	$512	$560	$1,072
Other invested assets	$231	$—	$217	$14	$231
Premiums, reinsurance and other receivables	$7,978	$—	$87	$7,943	$8,030
Liabilities
Policyholder account balances	$28,701	$—	$—	$28,644	$28,644
Long-term debt	$832	$—	$21	$747	$768
Other liabilities	$1,249	$—	$583	$666	$1,249
Separate account liabilities	$1,260	$—	$1,260	$—	$1,260

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

	December 31, 2024
		Fair Value Hierarchy
					Total
	Carrying				Estimated
	Value	Level 1	Level 2	Level 3	Fair Value
	(In millions)
Assets
Mortgage loans	$23,254	$—	$—	$21,343	$21,343
Policy loans	$1,626	$—	$1,123	$523	$1,646
Other invested assets	$237	$—	$222	$15	$237
Premiums, reinsurance and other receivables	$8,394	$—	$43	$9,102	$9,145
Liabilities
Policyholder account balances	$31,830	$—	$—	$31,467	$31,467
Long-term debt	$833	$—	$23	$762	$785
Other liabilities	$1,360	$—	$648	$712	$1,360
Separate account liabilities	$1,244	$—	$1,244	$—	$1,244

11. Long-term and Short-term Debt

Long-term debt outstanding was as follows at:

			December 31,
	Stated Interest Rate	Maturity	2025	2024
			(In millions)
Surplus note — affiliated (1)	8.070%	2059	$412	$412
Surplus note — affiliated (1)	8.150%	2058	200	200
Surplus note — affiliated (1)	7.800%	2058	200	200
Other long-term debt — unaffiliated (2)	7.028%	2030	20	21

Total long-term debt			$832	$833

(1)	Interest on affiliated surplus notes is payable annually. Payments of interest and principal may be made only with the prior approval of the Delaware Department of Insurance.
(2)

Represents non-recourse debt of a subsidiary for which creditors have no access, subject to customary exceptions, to the general assets of the Company other than recourse to certain investment companies.

The aggregate maturities of long-term debt at December 31, 2025 were $3 million in each of 2026, 2027 and 2028, $4 million in each of 2029 and 2030, and $815 million thereafter.

Interest expense related to long-term and short-term debt of $67 million, $67 million and $70 million for the years ended December 31, 2025, 2024 and 2023, respectively, is included in other expenses, of which $65 million, $65 million and $68 million, respectively, was associated with affiliated debt.

Intercompany Liquidity Facilities

BHF has established an intercompany liquidity facility with certain of its insurance and non-insurance subsidiaries to provide short-term liquidity within and across the combined group of companies. Under the facility, which is comprised of a series of revolving loan agreements among BHF and its participating subsidiaries, each company may lend to or borrow from each other, subject to certain maximum limits for a term of up to 364 days, depending on the agreement.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

11. Long-term and Short-term Debt (continued)

On February 16, 2023, BH Holdings issued a $125 million promissory note to Brighthouse Life Insurance Company which bore interest at a fixed rate of 5.9966%, and Brighthouse Life Insurance Company of NY (“BHNY”) issued a $125 million promissory note to BH Holdings which bore interest at a fixed rate of 5.9937% (the “2023 Promissory Notes”). On March 28, 2023, BHNY repaid to BH Holdings, and BH Holdings repaid to Brighthouse Life Insurance Company, each $50 million of principal plus accrued interest in cash on the respective 2023 Promissory Notes. Upon maturity on May 16, 2023, the 2023 Promissory Notes were replaced by two new $75 million promissory notes that bore interest at a fixed rate of 6.4433% and 6.2918%, respectively, and were both repaid on June 30, 2023.

Committed Facilities

Reinsurance Financing Arrangement

Brighthouse Reinsurance Company of Delaware (“BRCD”) maintains a $15.0 billion financing arrangement with a pool of highly rated third-party reinsurers consisting of credit-linked notes that each mature in 2039. At December 31, 2025, there were no borrowings and there was $15.0 billion of funding available under this financing arrangement. For the years ended December 31, 2025, 2024 and 2023, the Company recognized commitment fees of $22 million, $21 million and $21 million, respectively, in other expenses associated with this financing arrangement.

Repurchase Facilities

At December 31, 2025, Brighthouse Life Insurance Company maintains secured committed repurchase facilities (the “Repurchase Facilities”) with terms of up to three years under which Brighthouse Life Insurance Company may enter into repurchase transactions in an aggregate amount up to $2.5 billion. Under the Repurchase Facilities, Brighthouse Life Insurance Company may sell certain eligible securities at a purchase price based on the market value of the securities less an applicable margin based on the types of securities sold, with a concurrent agreement to repurchase such securities at a predetermined future date (up to three months) and at a price which represents the original purchase price plus interest. At December 31, 2025, there were no borrowings under the Repurchase Facilities.

12. Equity

Capital Transactions

During the year ended December 31, 2025, the Company received a cash capital contribution of $100 million from BH Holdings. The Company did not receive any capital contributions from BH Holdings for the years ended December 31, 2024 and 2023.

Statutory Financial Information

The states of domicile of Brighthouse Life Insurance Company and BHNY impose RBC requirements that were developed by the National Association of Insurance Commissioners (“NAIC”). Such requirements are used by regulators to assess the minimum amount of statutory capital and surplus needed for an insurance company to support its operations, based on its size and risk profile (referred to as “company action level RBC”). RBC is based on statutory financial statements and is calculated in a manner prescribed by the NAIC. The RBC ratio, which is the basis for determining regulatory compliance, is equal to total adjusted capital divided by the applicable company action level RBC. Companies below 100% of their company action level RBC are subject to corrective action. As of December 31, 2025, the annual RBC ratios for Brighthouse Life Insurance Company and BHNY were each in excess of 400%.

Brighthouse Life Insurance Company and BHNY prepare statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile.

Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting of reinsurance agreements and valuing investments and deferred tax assets on a different basis.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

12. Equity (continued)

The tables below present amounts from Brighthouse Life Insurance Company and BHNY, which are derived from the statutory-basis financial statements to be filed with the insurance regulators.

Statutory net income (loss) was as follows:

		Years Ended December 31,
Company	State of Domicile	2025	2024	2023
		(In millions)
Brighthouse Life Insurance Company	Delaware	$(2,330)	$(787)	$(3,131)
Brighthouse Life Insurance Company of NY	New York	$110	$(120)	$539

Statutory capital and surplus was as follows at:

	December 31,
Company	2025	2024
	(In millions)
Brighthouse Life Insurance Company	$3,600	$3,673
Brighthouse Life Insurance Company of NY	$785	$699

The Company has a reinsurance subsidiary, BRCD, which reinsures risks including level premium term life and ULSG assumed from other Brighthouse Financial life insurance subsidiaries. BRCD, with the explicit permission of the Delaware Insurance Commissioner (“Delaware Commissioner”), has included the value of credit-linked notes as admitted assets, which resulted in higher statutory capital and surplus of $11.5 billion at both December 31, 2025 and 2024.

The statutory net income (loss) of BRCD was ($120) million, ($447) million and ($300) million for the years ended December 31, 2025, 2024 and 2023, respectively, and the combined statutory capital and surplus, including the aforementioned prescribed practices, were $678 million and $703 million at December 31, 2025 and 2024, respectively.

Dividend Restrictions

The table below sets forth the dividends permitted to be paid by Brighthouse Life Insurance Company and BHNY without insurance regulatory approval and dividends paid:

	2026	2025	2024	2023
Company	Permitted Without Approval (1)	Paid (2)	Paid (2)	Paid (2)
	(In millions)
Brighthouse Life Insurance Company (3)	$—	$—	$—	$266
Brighthouse Life Insurance Company of NY	$78	$—	$—	$—

(1)	Reflects dividend amounts that may be paid during 2026 without prior regulatory approval.
(2)	Reflects all amounts paid, including those requiring regulatory approval.
(3)	Any payment of dividends in 2026 would be considered an extraordinary dividend subject to regulatory approval due to negative unassigned funds (surplus).

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

12. Equity (continued)

Under the Delaware Insurance Law, Brighthouse Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend as long as the amount of the dividend when aggregated with all other dividends in the preceding 12 months does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not including pro rata distributions of Brighthouse Life Insurance Company’s own securities. Brighthouse Life Insurance Company will be permitted to pay a stockholder dividend in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Delaware Commissioner and the Delaware Commissioner either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as “unassigned funds (surplus)”) as of the immediately preceding calendar year requires insurance regulatory approval. Under the Delaware Insurance Law, the Delaware Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.

Under New York insurance laws, BHNY is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to its parent in any calendar year based on one of two standards. Under one standard, BHNY is permitted, without prior insurance regulatory clearance, to pay dividends out of earned surplus (defined as positive “unassigned funds (surplus),” excluding 85% of the change in net unrealized capital gains or losses (less capital gains tax), for the immediately preceding calendar year), in an amount up to the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not to exceed 30% of surplus to policyholders as of the end of the immediately preceding calendar year. In addition, under this standard, BHNY may not, without prior insurance regulatory clearance, pay any dividends in any calendar year immediately following a calendar year for which its net gain from operations, excluding realized capital gains, was negative. Under the second standard, if dividends are paid from a source other than earned surplus, BHNY may, without prior insurance regulatory clearance, pay an amount up to the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). In addition, BHNY will be permitted to pay a dividend to its parent in excess of the amounts allowed under both standards only if it files notice of its intention to declare such a dividend and the amount thereof with the New York Superintendent of Financial Services (the “NY Superintendent”), and the NY Superintendent either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing. To the extent BHNY pays a stockholder dividend, such dividend will be paid to Brighthouse Life Insurance Company, its direct parent and sole stockholder.

Under BRCD’s plan of operations, no dividend or distribution may be made by BRCD without the prior approval of the Delaware Commissioner. BRCD did not pay any extraordinary dividends during the years ended December 31, 2025, 2024 and 2023. During each of the years ended December 31, 2025, 2024 and 2023, BRCD paid cash dividends of $1 million to its preferred shareholders.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

12. Equity (continued)

Accumulated Other Comprehensive Income (Loss)

Information regarding changes in the balances of each component of AOCI was as follows:

	Unrealized Investment Gains (Losses), Net of Related Offsets (1)	Unrealized Gains (Losses) on Derivatives	Changes in Nonperformance Risk on Market Risk Benefits	Changes in Discount Rates on the Liability for Future Policy Benefits	Foreign Currency Translation Adjustments	Total
	(In millions)
Balance at December 31, 2022	$(6,041)	$496	$(1,377)	$1,016	$(25)	$(5,931)
OCI before reclassifications	2,109	(273)	(637)	(376)	18	841
Deferred income tax benefit (expense) (2)	(443)	58	134	79	(4)	(176)

AOCI before reclassifications, net of income tax	(4,375)	281	(1,880)	719	(11)	(5,266)
Amounts reclassified from AOCI	204	(11)	—	—	—	193
Deferred income tax benefit (expense) (2)	(43)	2	—	—	—	(41)

Amounts reclassified from AOCI, net of income tax	161	(9)	—	—	—	152

Balance at December 31, 2023	(4,214)	272	(1,880)	719	(11)	(5,114)
OCI before reclassifications	(1,241)	134	352	541	(18)	(232)
Deferred income tax benefit (expense) (2)	260	(28)	(74)	(114)	4	48

AOCI before reclassifications, net of income tax	(5,195)	378	(1,602)	1,146	(25)	(5,298)
Amounts reclassified from AOCI	188	(18)	—	—	—	170
Deferred income tax benefit (expense) (2)	(39)	4	—	—	—	(35)

Amounts reclassified from AOCI, net of income tax	149	(14)	—	—	—	135

Balance at December 31, 2024	(5,046)	364	(1,602)	1,146	(25)	(5,163)
OCI before reclassifications	1,995	(235)	440	(330)	43	1,913
Deferred income tax benefit (expense) (2)	(418)	49	(93)	69	(9)	(402)

AOCI before reclassifications, net of income tax	(3,469)	178	(1,255)	885	9	(3,652)
Amounts reclassified from AOCI	70	(6)	—	—	—	64
Deferred income tax benefit (expense) (2)	(15)	1	—	—	—	(14)

Amounts reclassified from AOCI, net of income tax	55	(5)	—	—	—	50

Balance at December 31, 2025	$(3,414)	$173	$(1,255)	$885	$9	$(3,602)

(1)	See Note 8 for information on offsets to investments related to future policy benefits.
(2)

The effects of income taxes on amounts recorded to AOCI are also recognized in AOCI. These income tax effects are released from AOCI when the related activity is reclassified into results from operations.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

12. Equity (continued)

Information regarding amounts reclassified out of each component of AOCI was as follows:

AOCI Components	Amounts Reclassified from AOCI			Consolidated Statements of Operations Locations
	Years Ended December 31,
	2025	2024	2023
	(In millions)
Net unrealized investment gains (losses):
Net unrealized investment gains (losses)	$(70)	$(173)	$(192)	Net investment gains (losses)
Net unrealized investment gains (losses)	—	(15)	(12)	Net derivative gains (losses)

Net unrealized investment gains (losses), before income tax	(70)	(188)	(204)
Income tax (expense) benefit	15	39	43

Net unrealized investment gains (losses), net of income tax	(55)	(149)	(161)

Unrealized gains (losses) on derivatives — cash flow hedges:
Interest rate swaps	3	2	1	Net derivative gains (losses)
Interest rate swaps	3	3	3	Net investment income
Foreign currency swaps	—	13	7	Net derivative gains (losses)

Gains (losses) on cash flow hedges, before income tax	6	18	11
Income tax (expense) benefit	(1)	(4)	(2)

Gains (losses) on cash flow hedges, net of income tax	5	14	9

Total reclassifications, net of income tax	$(50)	$(135)	$(152)

13. Other Revenues and Other Expenses

Other Revenues

The Company has entered into contracts with mutual funds, fund managers, and their affiliates (collectively, the “Funds”) whereby the Company is paid monthly or quarterly fees (“12b-1 fees”) for providing certain services to customers and distributors of the Funds. The 12b-1 fees, which are included in other revenues, are generally equal to a fixed percentage of the average daily balance of the customer’s investment in a fund. The percentage is specified in the contract between the Company and the Funds. Payments are generally collected when due and are neither refundable nor able to offset future fees.

To earn these fees, the Company performs services such as responding to phone inquiries, maintaining records, providing information to distributors and shareholders about fund performance and providing training to account managers and sales agents. The passage of time reflects the satisfaction of the Company’s performance obligations to the Funds and is used to recognize revenue associated with 12b-1 fees.

Other revenues included 12b-1 fees of $200 million, $205 million and $199 million for the years ended December 31, 2025, 2024 and 2023, respectively, of which substantially all were reported in the Annuities segment.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

13. Other Revenues and Other Expenses (continued)

Other Expenses

Information on other expenses was as follows:

	Years Ended December 31,
	2025	2024	2023
	(In millions)
Compensation	$418	$379	$383
Contracted services and other labor costs	259	261	282
Transition services agreements	14	20	30
Premium and other taxes, licenses and fees	48	55	55
Volume related costs, excluding compensation, net of DAC capitalization	560	568	536
Interest expense on debt	67	67	70
Other	243	251	269

Total other expenses	$1,609	$1,601	$1,625

Capitalization of DAC

See Note 6 for additional information on the capitalization of DAC.

Interest Expense on Debt

See Note 11 for attribution of interest expense by debt issuance.

Related Party Expenses

See Note 16 for a discussion of related party expenses included in the table above.

14. Income Tax

The provision for income tax was as follows:

	Years Ended December 31,
	2025	2024	2023
	(In millions)
Current:
Federal	$(48)	$(39)	$(5)
State and local	2	—	—

Subtotal	(46)	(39)	(5)

Deferred:
Federal	19	24	(378)

Provision for income tax expense (benefit)	$(27)	$(15)	$(383)

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

14. Income Tax (continued)

The reconciliation of the income tax provision at the statutory tax rate to the provision for income tax as reported was as follows:

	Years Ended December 31,
	2025		2024		2023
	Amount (In millions)	Percent	Amount (In millions)	Percent	Amount (In millions)	Percent
Federal statutory tax rate	$56	21%	$51	21%	$(316)	21%
State and local income taxes, net of federal income tax effect (1)	2	1%	—	—%	—	—%
Tax credits
Foreign tax credits	(31)	(12)%	(26)	(11)%	(2)	—%
General business tax credits	—	—%	—	—%	(7)	1%
Change in valuation allowance	—	—%	—	—%	(18)	1%
Nontaxable or nondeductible items
Dividends received deduction	(32)	(12)%	(37)	(14)%	(36)	2%
Tax advantaged investment income	(10)	(3)%	(7)	(3)%	(4)	—%
Other	—	—%	1	—%	—	—%
Change in unrecognized tax benefits	(2)	(1)%	(12)	(5)%	—	—%
Other reconciling items
Adjustments to deferred tax	(10)	(4)%	14	6%	—	—%
Other	—	—%	1	—%	—	—%

Effective tax rate	$(27)	(10)%	$(15)	(6)%	$(383)	25%

(1)	State income taxes in Florida made up the majority (greater than 50%) of the tax effect in this category in 2025.

The income taxes paid (net of refunds) by jurisdiction for the years ended December 31, 2025, 2024, and 2023, as reported in the Consolidated Statements of Cash Flows, was as follows:

	Years Ended December 31,
	2025	2024	2023
Jurisdiction	(In millions)
U.S. Federal	$(38)	$(2)	$—
Florida	2	1	—
Other Jurisdictions (1)	1	1	—

Total	$(35)	$—	$—

(1)	Includes all jurisdictions in which the amount of taxes paid does not meet the 5% disaggregation threshold.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

14. Income Tax (continued)

Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

	December 31,
	2025	2024
	(In millions)
Deferred income tax assets:
Net unrealized investment losses	$862	$1,245
Net operating loss carryforwards	2,342	2,003
Investments, including derivatives	492	145
Tax credit carryforwards	160	188
Employee benefits	2	2
Intangibles	32	41
Other	—	4

Total deferred income tax assets	3,890	3,628
Less: Valuation allowance	—	—

Total net deferred income tax assets	3,890	3,628

Deferred income tax liabilities:
Policyholder liabilities and receivables	1,921	1,224
DAC	575	581
Other	5	—

Total deferred income tax liabilities	2,501	1,805

Net deferred income tax asset (liability)	$1,389	$1,823

The following table sets forth the net operating loss carryforwards for tax purposes at December 31, 2025.

Net Operating Loss Carryforwards
(In millions)
Expiration
2032	$1,938
Indefinite	9,214

$11,152

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

14. Income Tax (continued)

The following table sets forth the general business credits and foreign tax credits available for carryforward for tax purposes at December 31, 2025.

	Tax Credit Carryforwards
	General Business Credits	Foreign Tax Credits
	(In millions)
Expiration
2028-2032	$—	$121
2033-2037	16	14
2038-2042	9	—

	$25	$135

A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

	Years Ended December 31,
	2025	2024	2023
	(In millions)
Balance at January 1,	$2	$14	$14
Additions for tax positions of prior years	—	—	—
Reductions for tax positions of prior years	—	—	—
Additions for tax positions of current year	—	—	—
Reductions for tax positions of current year	(2)	—	—
Settlements with tax authorities	—	—	—
Lapses of statutes of limitations	—	(12)	—

Balance at December 31,	$—	$2	$14

Unrecognized tax benefits that, if recognized would impact the effective rate	$—	$2	$14

The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included in other expenses, while penalties are included in income tax expense. Interest related to unrecognized tax benefits was not significant. The Company had no penalties for each of the years ended December 31, 2025, 2024 and 2023.

The Company is subject to examination by the Internal Revenue Service and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to federal, state or local income tax examinations for years prior to 2017.

Management believes it has established adequate tax liabilities, and final resolution of any examinations for the years 2017 and forward and any pending issues are not expected to have a material impact on the Company’s consolidated financial statements.

Tax Sharing Agreements

For the periods prior to the Separation, the Company filed a consolidated federal income tax return with MetLife, Inc. and its insurance and non-insurance subsidiaries. Current taxes (and the benefits of tax attributes such as losses) are allocated to the Company, and its includable subsidiaries, under a tax sharing agreement with MetLife, Inc. This tax sharing agreement states that federal taxes are computed on a modified separate return basis with benefits for losses.

For periods after the Separation through the year ended December 31, 2022, Brighthouse Life Insurance Company, BHNY and BRCD entered into a tax sharing agreement to join a consolidated federal income tax return. The tax sharing agreement states that federal taxes are computed on a modified separate return basis with benefit for losses. The non-insurance subsidiaries of the Company filed their own federal income tax returns.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

14. Income Tax (continued)

For periods beginning with the year ended December 31, 2023, Brighthouse Life Insurance Company, BHNY and BRCD file a consolidated federal income tax return with Brighthouse Financial, Inc. and certain of its subsidiaries. In furtherance thereof, such parties joined a single tax sharing agreement, pursuant to which federal taxes are computed on a modified separate return basis with benefits for losses.

Income Tax Transactions with Former Parent

The Company entered into a tax separation agreement with MetLife (the “Tax Separation Agreement”). Among other things, the Tax Separation Agreement governs the allocation between MetLife and the Company of the responsibility for the taxes of the MetLife group. The Tax Separation Agreement also allocates rights, obligations and responsibilities in connection with certain administrative matters relating to the preparation of tax returns and control of tax audits and other proceedings relating to taxes. For the years ended December 31, 2025, 2024 and 2023, no payments were made by MetLife or Brighthouse Financial under the Tax Separation Agreement. At December 31, 2025 and 2024, there was a current income tax receivable of $18 million and $17 million, respectively, related to this agreement.

15. Contingencies, Commitments and Guarantees

Contingencies

Litigation

The Company is a defendant in a number of litigation matters. In some of the matters, large or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

The Company also receives and responds to subpoenas or other inquiries seeking a broad range of information from various state and federal regulators, agencies and officials. The issues involved in information requests and regulatory matters vary widely and can include inquiries or investigations concerning the Company’s compliance with applicable insurance and other laws and regulations. The Company cooperates in these inquiries.

Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated at December 31, 2025.

Matters as to Which an Estimate Can Be Made

For some loss contingency matters, the Company is able to estimate a reasonably possible range of loss. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. In addition to amounts accrued for probable and reasonably estimable losses, as of December 31, 2025, the Company estimates the aggregate range of reasonably possible losses to be up to approximately $10 million.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

15. Contingencies, Commitments and Guarantees (continued)

Matters as to Which an Estimate Cannot Be Made

For other matters, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Sales Practices Claims

Over the past several years, the Company has faced claims and regulatory inquiries and investigations, alleging improper marketing or sales of individual life insurance policies, annuities or other products. The Company continues to defend vigorously against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

Cost of Insurance Class Actions

Richard A. Newton v. Brighthouse Life Insurance Company (U.S. District Court, Northern District of Georgia, Atlanta Division, filed May 8, 2020). Plaintiff filed a purported class action lawsuit against Brighthouse Life Insurance Company. Plaintiff was the owner of a universal life (“UL”) insurance policy issued by Travelers Insurance Company, a predecessor to Brighthouse Life Insurance Company. Plaintiff sought to certify a class of all persons who own or owned life insurance policies issued where the terms of the life insurance policy provide or provided, among other things, a guarantee that the COI rates would not be increased by more than a specified percentage in any contract year. Plaintiff also alleges that COI charges were based on improper factors and should have decreased over time due to improving mortality. Plaintiff’s complaint alleges, among other things, causes of action for breach of contract, fraud, suppression and concealment, and violation of the Georgia Racketeer Influenced and Corrupt Organizations Act. Plaintiff seeks to recover damages, including punitive damages, interest and treble damages, attorneys’ fees, and injunctive and declaratory relief. Brighthouse Life Insurance Company filed a motion to dismiss in June 2020, which was granted in part and denied in part in March 2021. Plaintiff was granted leave to amend the complaint. On January 18, 2023, plaintiff filed a motion on consent to amend the second amended class action complaint to narrow the scope of the class sought to those who own or owned policies issued in Georgia. The motion was granted on January 23, 2023, and the third amended class action complaint was filed on January 23, 2023. On September 5, 2025, the court granted in part plaintiff’s motion for class certification, certifying a class of all persons, who as of May 8, 2015, owned a UL policy issued in Georgia by Brighthouse Life Insurance Company or its predecessors-in-interest on Forms ULXP86 and ULXP88, and who were subject to at least one monthly deduction. On October 31, 2025, the court issued an amended order changing the date as to class certification for breach of contract claims to March 14, 2014 and for Georgia Racketeer Influenced and Corrupt Organizations Act claims to March 14, 2015. The Company intends to vigorously defend this matter.

Lawrence Martin v. Brighthouse Life Insurance Company (U.S. District Court, Southern District of New York, filed April 6, 2021). Plaintiff filed a purported class action lawsuit against Brighthouse Life Insurance Company. Plaintiff is the owner of a UL insurance policy issued by Travelers Insurance Company, a predecessor to Brighthouse Life Insurance Company. Plaintiff sought to certify a class of similarly situated owners of UL insurance policies issued or administered by defendants and alleges that COI charges were based on improper factors and should have decreased over time due to improving mortality. Plaintiff’s complaint alleges, among other things, causes of action for breach of contract, breach of the covenant of good faith and fair dealing, and unjust enrichment. Plaintiff seeks to recover compensatory damages, attorneys’ fees, interest, and equitable relief including a constructive trust. Brighthouse Life Insurance Company filed a motion to dismiss in June 2021, which was denied in February 2022. On September 25, 2025, the court granted in part plaintiff’s motion for class certification, certifying as to plaintiff’s breach of contract claim based on the alleged failure to decrease COI rates, a nationwide class of owners of UL policies with the product codes ULX or ULXP that contains the language: “We will base these rates only on our future outlook for mortality and expenses.” On October 9, 2025, plaintiff filed a petition for permission to appeal to the United States Court of Appeals for the Second Circuit. On February 11, 2026, the United States Court of Appeals for the Second Circuit denied plaintiff’s petition. The Company intends to vigorously defend this matter.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

15. Contingencies, Commitments and Guarantees (continued)

MOVEit Data Security Incident Litigation

Kennedy v. Progress Software Corporation, et al. (U.S. District Court, District of Massachusetts, filed October 3, 2023). BHF has been named as a defendant in a purported class action lawsuit. The action relates to a data security incident at an alleged third-party vendor, PBI Research Services (“PBI”), and allegedly involves the MOVEit file transfer system that PBI uses in its provision of services (“MOVEit Incident”). As it relates to BHF, plaintiff seeks to certify a subclass of persons whose private information was allegedly maintained by BHF and accessed or acquired in relation to the MOVEit Incident. Plaintiff alleges, among other things, that BHF negligently chose to utilize PBI to store and transfer plaintiff’s and purported class members’ private information despite PBI’s use of the MOVEit software which plaintiff contends contained security vulnerabilities. The complaint asserts claims against BHF for negligence, negligence per se, and unjust enrichment, and plaintiff seeks declaratory and injunctive relief, damages, attorneys’ fees and prejudgment interest. The court dismissed claims for injunctive relief against BHF, but denied the remainder of a motion to dismiss based on plaintiff’s lack of standing. BHF intends to vigorously defend this matter.

Summary

Various litigations, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company’s consolidated financial statements, have arisen in the course of the Company’s business, including, but not limited to, in connection with its activities as an insurer, investor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company’s compliance with applicable insurance and other laws and regulations.

It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters referred to previously, large or indeterminate amounts, including punitive and treble damages, are sought. Although, in light of these considerations, it is possible that an adverse outcome in certain cases could have a material effect upon the Company’s financial position, based on information currently known by the Company’s management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company’s consolidated net income or cash flows in particular quarterly or annual periods.

Other Loss Contingencies

As with litigation and regulatory loss contingencies, the Company considers establishing liabilities for loss contingencies associated with disputes or other matters involving third parties, including counterparties to contractual arrangements entered into by the Company (e.g., third-party vendors and reinsurers), as well as with tax or other authorities (“other loss contingencies”). The Company establishes liabilities for such other loss contingencies when it is probable that a loss will be incurred and the amount of the loss can be reasonably estimated. In matters where it is not probable, but is reasonably possible that a loss will be incurred and the amount of loss can be reasonably estimated, such losses or range of losses are disclosed, and no accrual is made. In the absence of sufficient information to support an assessment of the reasonably possible loss or range of loss, no accrual is made and no loss or range of loss is disclosed. On a quarterly basis, the Company reviews relevant information with respect to other loss contingencies and, when applicable, updates its accruals, disclosures and estimates of reasonably possible losses or estimated ranges of loss based on such reviews.

The Company’s tax-related matters have involved disputes with taxing authorities, ongoing audits, evaluation of filing positions and any potential assessments related thereto. In the matters where the Company’s subsidiaries are acting as the reinsured or the reinsurer, such reinsurance matters have involved assertions by third parties primarily related to rates, fees or reinsured benefit calculations, and certain of such reinsurance matters have resulted in arbitration. As of December 31, 2025, the Company estimates the range of reasonably possible losses in excess of the amounts accrued for certain other loss contingencies to be from zero up to approximately $15 million relating to a certain reinsurance matter, as described above. For certain matters, the Company may not currently be able to estimate the reasonably possible loss or estimated range of loss until developments in such matters have provided sufficient information to support an assessment of such loss.

During the first quarter of 2024, an arbitration panel ruled in favor of a reinsurer seeking a premium rate increase retroactive to September 2019 resulting in a $187 million loss, of which $167 million was reported in universal life and investment product-type policy fees and $20 million was reported in other expenses.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

15. Contingencies, Commitments and Guarantees (continued)

Commitments

Mortgage Loan Commitments

The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $436 million and $271 million at December 31, 2025 and 2024, respectively.

Commitments to Fund Partnership Investments, and Private Corporate Bond Investments

The Company commits to fund partnership investments and to lend funds under private corporate bond investments. The amounts of these unfunded commitments were $1.4 billion and $1.7 billion at December 31, 2025 and 2024, respectively.

Guarantees

In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of reinsurance, acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation with a cumulative maximum of $83 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

In addition, the Company indemnifies its directors and officers as provided in its charters and bylaws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company’s interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

The Company did not have any liabilities recorded for indemnities, guarantees and commitments at both December 31, 2025 and 2024.

16. Related Party Transactions

The Company has various existing arrangements with its Brighthouse Financial affiliates including related party reinsurance, debt and equity transactions (see Notes 7, 11 and 12). Other material arrangements between the Company and its related parties not disclosed elsewhere are as follows:

Shared Services and Overhead Allocations

The Company has entered into various agreements with affiliates regarding the provision of certain services, which include, but are not limited to, treasury, financial planning and analysis, legal, human resources, tax planning, internal audit, financial reporting and information technology. When specific identification to a particular legal entity and/or product is not practicable, an allocation methodology based on various performance measures or activity-based costing, such as sales, new policies/contracts issued, reserves, and in-force policy counts is used. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Management believes that the methods used to allocate expenses under these arrangements are reasonable. Revenues received from an affiliate related to these agreements, recorded in universal life and investment-type product policy fees, were $168 million, $177 million and $175 million for the years ended December 31, 2025, 2024 and 2023, respectively. Costs incurred under these arrangements were $893 million, $891 million and $935 million for the years ended December 31, 2025, 2024 and 2023, respectively, and were recorded in other expenses.

The Company had net receivables from/(payables to) affiliates, related to the items discussed above, of ($68) million and ($71) million at December 31, 2025 and 2024, respectively.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

16. Related Party Transactions (continued)

Broker-Dealer Transactions

The related party expense for the Company was commissions paid on the sale of variable products and passed through to the broker-dealer affiliate. The related party revenue for the Company was fee income passed through the broker-dealer affiliate from trusts and mutual funds whose shares serve as investment options of policyholders of the Company. Fee income received related to these transactions and recorded in other revenues was $167 million, $174 million and $169 million for the years ended December 31, 2025, 2024 and 2023, respectively. Commission expenses incurred related to these transactions and recorded in other expenses was $958 million, $930 million and $887 million for the years ended December 31, 2025, 2024 and 2023, respectively. The Company also had related party fee income receivables of $14 million and $15 million at December 31, 2025 and 2024, respectively.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule I

Consolidated Summary of Investments —

Other Than Investments in Related Parties

December 31, 2025

(In millions)

Types of Investments	Cost or Amortized Cost (1)	Estimated Fair Value	Amount at Which Shown on Balance Sheet
Fixed maturity securities:
Bonds:
U.S. government and agency	$6,942	$6,445	$6,445
State and political subdivision	3,620	3,423	3,423
Public utilities	3,888	3,560	3,560
Foreign government	974	942	942
All other corporate bonds	49,319	46,147	46,147

Total bonds	64,743	60,517	60,517
Mortgage-backed and asset-backed securities	21,030	20,307	20,307
Redeemable preferred stock	134	136	136

Total fixed maturity securities	85,907	80,960	80,960

Trading securities	512	506	506
Equity securities:
Non-redeemable preferred stock	18	10	10
Common stock:
Industrial, miscellaneous and all other	9	11	11
Public utilities	—	2	2

Total equity securities	27	23	23

Mortgage loans	22,726		22,726
Policy loans	1,047		1,047
Limited partnerships and LLCs	4,696		4,696
Short-term investments	668		668
Other invested assets	7,932		7,932

Total investments	$123,515		$118,558

(1)

Cost or amortized cost for fixed maturity and trading securities represents original cost reduced by impairments that are charged to earnings and adjusted for amortization of premiums or accretion of discounts; for mortgage loans, cost represents original cost reduced by repayments and valuation allowances and adjusted for amortization of premiums or accretion of discounts; for equity securities, cost represents original cost; for limited partnerships and LLCs, cost represents original cost adjusted for equity in earnings and distributions.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule II

Condensed Financial Information

(Parent Company Only)

December 31, 2025 and 2024

(In millions, except share and per share data)

	2025	2024
Condensed Balance Sheets
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $71,076 and $72,741, respectively; allowance for credit losses of $61 and $78, respectively)	$67,301	$66,860
Trading securities, at estimated fair value	506	—
Equity securities, at estimated fair value	18	27
Mortgage loans (net of allowance for credit losses of $191 and $172, respectively)	21,584	22,089
Policy loans	1,047	1,625
Limited partnerships and limited liability companies	4,105	4,288
Short-term investments, principally at estimated fair value	339	1,120
Investment in subsidiaries	2,422	2,046
Other invested assets, principally at estimated fair value	14,030	10,387

Total investments	111,352	108,442
Cash and cash equivalents	4,439	3,856
Accrued investment income	1,112	1,139
Premiums, reinsurance and other receivables (net of allowance for credit losses of $3 and $3, respectively)	20,754	20,298
Receivable from subsidiaries	11,039	11,558
Deferred policy acquisition costs and value of business acquired	3,973	3,958
Current income tax recoverable	83	26
Deferred income tax receivable	2,923	3,299
Market risk benefits assets	963	993
Other assets	263	293
Separate account assets	74,767	74,966

Total assets	$231,668	$228,828

Liabilities and Stockholder’s Equity
Liabilities
Future policy benefits	$31,389	$31,126
Policyholder account balances	85,958	85,968
Market risk benefits liabilities	7,937	8,181
Other policy-related balances	3,753	3,827
Payables for collateral under securities loaned and other transactions	4,642	3,762
Long-term debt	812	812
Other liabilities	14,327	14,053
Separate account liabilities	74,767	74,966

Total liabilities	223,585	222,695

Stockholder’s Equity
Common stock, par value $25,000 per share; 4,000 shares authorized; 3,000 shares issued and outstanding	75	75
Additional paid-in capital	17,607	17,507
Retained earnings (deficit)	(5,997)	(6,286)
Accumulated other comprehensive income (loss)	(3,602)	(5,163)

Total stockholder’s equity	8,083	6,133

Total liabilities and stockholder’s equity	$231,668	$228,828

See accompanying notes to the condensed financial information.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule II

Condensed Financial Information (continued)

(Parent Company Only)

For the Years Ended December 31, 2025, 2024 and 2023

(In millions)

	2025	2024	2023
Condensed Statements of Operations
Revenues
Premiums	$527	$577	$599
Universal life and investment-type product policy fees	1,487	1,378	1,527
Net investment income	4,410	4,431	3,992
Other revenues	768	755	519
Net investment gains (losses)	(151)	(287)	(234)
Net derivative gains (losses)	(1,598)	(3,066)	(3,616)

Total revenues	5,443	3,788	2,787

Expenses
Policyholder benefits and claims (including remeasurement gains (losses) of ($53), ($366), ($137), respectively)	1,525	1,635	1,692
Interest credited to policyholder account balances	2,054	1,989	1,641
Amortization of deferred policy acquisition costs and value of business acquired	505	485	499
Change in market risk benefits	(252)	(2,665)	(1,494)
Other expenses	1,846	1,886	1,817

Total expenses	5,678	3,330	4,155

Income (loss) before provision for income tax and equity in earnings (losses) of subsidiaries	(235)	458	(1,368)
Provision for income tax expense (benefit)	(111)	41	(347)

Income (loss) before equity in earnings (losses) of subsidiaries	(124)	417	(1,021)
Equity in earnings (losses) of subsidiaries	413	(161)	(103)

Net income (loss) attributable to Brighthouse Life Insurance Company	$289	$256	$(1,124)

Comprehensive income (loss)	$1,850	$207	$(307)

See accompanying notes to the condensed financial information.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule II

Condensed Financial Information (continued)

(Parent Company Only)

For the Years Ended December 31, 2025, 2024 and 2023

(In millions)

	2025	2024	2023
Condensed Statements of Cash Flows
Net cash provided by (used in) operating activities	$451	$240	$238
Cash flows from investing activities
Sales, maturities and repayments of:
Fixed maturity securities	11,304	10,717	5,561
Trading securities	44	—	—
Equity securities	17	25	18
Mortgage loans	2,499	1,441	1,180
Limited partnerships and limited liability companies	484	325	197
Purchases of:
Fixed maturity securities	(9,820)	(10,280)	(7,587)
Trading securities	(199)	—	—
Equity securities	(2)	(2)	(3)
Mortgage loans	(2,141)	(2,347)	(775)
Limited partnerships and limited liability companies	(275)	(293)	(449)
Cash received in connection with freestanding derivatives	16,754	12,416	4,505
Cash paid in connection with freestanding derivatives	(18,208)	(11,794)	(5,207)
Receipts on loans to affiliate	—	—	125
Returns of capital and dividends from subsidiaries	79	19	25
Net change in policy loans	578	(688)	(40)
Net change in short-term investments	797	(523)	(261)
Net change in other invested assets	(922)	(1,380)	(4,530)

Net cash provided by (used in) investing activities	989	(2,364)	(7,241)

Cash flows from financing activities
Policyholder account balances:
Deposits	19,415	29,602	24,917
Withdrawals	(20,793)	(26,235)	(17,305)
Net change in payables for collateral under securities loaned and other transactions	880	146	(737)
Dividends paid to parent	—	—	(266)
Capital contributions	100	—	—
Financing element on certain derivative instruments and other derivative related transactions, net	(459)	(215)	(26)

Net cash provided by (used in) financing activities	(857)	3,298	6,583

Change in cash, cash equivalents and restricted cash	583	1,174	(420)
Cash, cash equivalents and restricted cash, beginning of year	3,856	2,682	3,102

Cash, cash equivalents and restricted cash, end of year	$4,439	$3,856	$2,682

Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest	$65	$65	$65

Income tax	$(10)	$1	$(20)

Non-cash transactions:
Transfer of fixed maturity securities from affiliates	$99	$—	$103

Transfer of fixed maturity securities to affiliates	$48	$126	$234

Transfer of mortgage loans to affiliates	$43	$—	$—

See accompanying notes to the condensed financial information.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule II

Notes to the Condensed Financial Information

(Parent Company Only)

1. Basis of Presentation

The condensed financial information of Brighthouse Life Insurance Company (the “Parent Company”) should be read in conjunction with the consolidated financial statements of Brighthouse Life Insurance Company and its subsidiaries and the notes thereto (the “Consolidated Financial Statements”). These condensed unconsolidated financial statements reflect the results of operations, financial position and cash flows for the Parent Company. Investments in subsidiaries are accounted for using the equity method of accounting.

The preparation of these condensed unconsolidated financial statements in conformity with GAAP requires management to adopt accounting policies and make certain estimates and assumptions. The most important of these estimates and assumptions relate to the fair value measurements, identifiable intangible assets and the provision for potential losses that may arise from litigation and regulatory proceedings and tax audits, which may affect the amounts reported in the condensed unconsolidated financial statements and accompanying notes. Actual results could differ from these estimates.

2. Investment in Subsidiaries

During the year ended December 31, 2025, Brighthouse Life Insurance Company received a cash capital contribution of $100 million from Brighthouse Holdings, LLC. During the year ended December 31, 2023, Brighthouse Life Insurance Company paid a non-cash capital contribution of $100 million to Brighthouse Life Insurance Company of NY.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule III

Consolidated Supplementary Insurance Information

December 31, 2025 and 2024

(In millions)

Segment	DAC and VOBA	Future Policy Benefits and Other Policy-Related Balances	Policyholder Account Balances	Unearned Premiums (1)(2)	Unearned Revenue (1)
2025
Annuities	$3,884	$4,263	$69,957	$—	$53
Life	389	6,256	2,235	10	215
Run-off	3	18,900	5,504	—	793
Corporate & Other	—	5,978	9,478	5	—

Total	$4,276	$35,397	$87,174	$15	$1,061

2024
Annuities	$3,951	$4,013	$67,602	$—	$59
Life	420	6,083	2,207	9	190
Run-off	3	18,672	6,376	—	715
Corporate & Other	—	5,994	10,977	5	—

Total	$4,374	$34,762	$87,162	$14	$964

(1)	Amounts are included in the future policy benefits and other policy-related balances column.
(2)	Includes premiums received in advance.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule III

Consolidated Supplementary Insurance Information (continued)

December 31, 2025, 2024 and 2023

(In millions)

Segment	Premiums and Universal Life and Investment-Type Product Policy Fees	Net Investment Income (1)	Policyholder Benefits and Claims and Interest Credited to Policyholder Account Balances	Amortization of DAC and VOBA	Other Expenses
2025
Annuities	$1,439	$3,043	$1,874	$514	$1,032
Life	567	381	759	50	180
Run-off	354	1,150	869	—	127
Corporate & Other	—	565	409	—	270

Total	$2,360	$5,139	$3,911	$564	$1,609

2024
Annuities	$1,531	$2,841	$1,832	$497	$1,007
Life	496	418	633	53	169
Run-off	333	1,230	1,335	—	165
Corporate & Other	—	611	449	—	260

Total	$2,360	$5,100	$4,249	$550	$1,601

2023
Annuities	$1,499	$2,536	$1,556	$507	$997
Life	615	385	688	57	182
Run-off	475	1,115	1,587	—	167
Corporate & Other	—	524	388	—	279

Total	$2,589	$4,560	$4,219	$564	$1,625

(1)	See Note 2 of the Notes to the Consolidated Financial Statements for the basis of allocation of net investment income.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule IV

Consolidated Reinsurance

December 31, 2025, 2024 and 2023

(Dollars in millions)

	Gross Amount	Ceded	Assumed	Net Amount	% Amount Assumed to Net
2025
Life insurance in-force (1)	$420,549	$113,518	$6,286	$313,317	2.0%

Insurance premium
Life insurance (2)	$1,060	$398	$18	$680	2.6%
Accident & health insurance	175	173	—	2	—%

Total insurance premium	$1,235	$571	$18	$682	2.6%

2024
Life insurance in-force (1)	$447,395	$121,327	$6,940	$333,008	2.1%

Insurance premium
Life insurance (2)	$1,181	$444	$20	$757	2.6%
Accident & health insurance	186	184	—	2	—%

Total insurance premium	$1,367	$628	$20	$759	2.6%

2023
Life insurance in-force (1)	$463,582	$129,016	$7,479	$342,045	2.2%

Insurance premium
Life insurance (2)	$1,257	$475	$20	$802	2.5%
Accident & health insurance	201	192	—	9	—%

Total insurance premium	$1,458	$667	$20	$811	2.5%

(1)	Includes life insurance products in the Life, Run-off and Corporate & Other segments.
(2)	Includes annuities with life contingencies.

For the years ended December 31, 2025, 2024 and 2023, reinsurance assumed included related party transactions for life insurance in-force of $1.3 billion, $1.3 billion and $1.4 billion, respectively, and life insurance premiums of $9 million, $8 million and $6 million, respectively. There were no related party transactions for ceded life insurance in-force and life insurance premiums for the years ended December 31, 2025, 2024 and 2023.

Signatures
Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, in the city of Charlotte, and state of North Carolina, on this 3rd day of April, 2026.
BRIGHTHOUSE LIFE INSURANCE COMPANY (Insurance Company)

By:	/s/ David A. Rosenbaum
David A. Rosenbaum Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on April 3, 2026.

/s/ Eric Steigerwalt* Eric Steigerwalt	Chairman of the Board, President, Chief Executive Officer and a Director
/s/ Myles Lambert* Myles Lambert	Director
/s/ David A. Rosenbaum* David A. Rosenbaum	Director
/s/ Jonathan Rosenthal* Jonathan Rosenthal	Director
/s/ Edward A. Spehar* Edward A. Spehar	Director, Vice President and Chief Financial Officer
/s/ Melissa B. Pavlovich* Melissa B. Pavlovich	Vice President and Chief Accounting Officer
/s/ Gianna H. Figaro-Sterling* Gianna H. Figaro-Sterling	Vice President and Controller

*By:	/s/ Michele H. Abate
Michele H. Abate, Attorney-in-Fact April 3, 2026
*
Brighthouse Life Insurance Company. Executed by Michele H. Abate, Esquire on behalf of those indicated pursuant to powers of attorney filed herewith.

Exhibit Index
(k)
Opinion and Consent of Counsel
(l)
Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm
(o)
Form of Initial Summary Prospectus
(p)
Powers of Attorney